UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 31, 2009 Annual Reports transmitted to shareholders.

WILLIAM BLAIR FUNDS

# ANNUAL REPORT

DECEMBER 31, 2009

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2009	William Blair Funds 1

PERFORMANCE AS OF DECEMBER 31, 2009—CLASS N SHARES (unaudited)

	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund						«««« Among 1,548 large growth funds
Class N	38.90	(0.64)	3.89	(0.48)	3/20/1946
Morningstar Large Growth	35.68	(2.89)	1.21	(2.11)
Russell 3000® Growth	37.01	(2.06)	1.58	(3.79)
Standard & Poor’s 500	26.46	(5.63)	0.42	(0.95)

Large Cap Growth Fund						««« Among 1,548 large growth funds
Class N	31.62	(3.62)	(0.26)	(4.86)	12/27/1999
Morningstar Large Growth	35.68	(2.89)	1.21	(2.11)
Russell 1000® Growth	37.21	(1.89)	1.63	(3.99)

Small Cap Growth Fund						«««« Among 669 small growth funds
Class N	69.55	(4.11)	0.36	11.32	12/27/1999
Morningstar Small Growth	35.46	(4.89)	0.37	0.60
Russell 2000® Growth	34.47	(4.00)	0.87	(1.37)
Russell 2000®	27.17	(6.07)	0.51	3.51
The Small Cap Growth Fund’s Performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Mid Cap Growth Fund						««««« Among 727 mid-cap growth funds
Class N	36.03	0.59	—	1.61	2/1/2006
Morningstar Mid-Cap Growth	39.11	(3.09)	—	—
Russell MidCap® Growth	46.29	(3.18)	—	(1.39)

Small-Mid Cap Growth Fund						«««« Among 727 mid-cap growth funds
Class N	43.75	0.20	4.08	5.46	12/29/2003
Morningstar Mid-Cap Growth	39.11	(3.09)	1.76	—
Russell 2500™ Growth	41.66	(3.13)	2.00	3.87

Global Growth Fund						Not rated.
Class N	40.52	—	—	(14.74)	10/15/2007
Morningstar World Stock	35.27	—	—	—
MSCI All Country World IMI (net)	36.41	—	—	(12.05)

International Growth Fund						««« Among 206 foreign large growth funds
Class N	42.27	(7.12)	3.70	3.12	10/1/1992
Morningstar Foreign Large Growth	38.02	(4.93)	4.25	0.16
MSCI All Country World Ex-U.S. IMI (net)	43.60	(3.43)	6.04	2.73

International Equity Fund						«« Among 206 foreign large growth funds
Class N	32.69	(7.16)	1.73	3.82	5/24/2004
Morningstar Foreign Large Growth	38.02	(4.93)	4.25	—
MSCI All Country World Ex-U.S. IMI (net)	43.60	(3.43)	6.04	9.20

International Small Cap Growth Fund						««« Among 103 foreign small/mid growth funds
Class N	57.10	(5.06)	—	3.38	11/1/2005
Morningstar Foreign Small/Mid Growth	49.24	(6.17)	—	—
MSCI All Country World Small Cap Ex-U.S. (net)	62.91	(3.52)	—	5.59

Emerging Markets Growth Fund						« Among 259 diversified emerging market funds
Class N	73.85	(2.84)	—	13.70	6/6/2005
Morningstar Diversified Emerging Markets	73.81	2.21	—	—
MSCI Emerging Markets IMI (net)	82.36	5.63	—	16.20

Please see the next page for important disclosure information.

2 Annual Report	December 31, 2009

PERFORMANCE AS OF DECEMBER 31, 2009—CLASS N SHARES—CONTINUED (unaudited)

	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Value Discovery Fund						«««« Among 310 small value funds
Class N	26.24	(4.02)	1.59	7.73	12/23/1996
Morningstar Small Value	31.32	(6.13)	0.67	8.63
Russell 2000® Value	20.58	(8.22)	(0.01)	8.27
Russell 2000®	27.17	(6.07)	0.51	3.51

Bond Fund						Not rated.
Class N	11.11	—	—	5.95	5/1/2007
Morningstar Intermediate-Term Bond	13.97	—	—	—
Barclays Capital U.S. Aggregate Bond Index	5.93	—	—	6.00

Income Fund						««« Among 384 short-term bond funds
Class N	9.88	2.70	2.81	4.51	10/1/1990
Morningstar Short-term Bond	9.30	3.47	3.28	4.14
Barclays Capital Intermediate Govt./Credit Bond Index	5.24	5.90	4.65	5.92

Low Duration Fund						Not rated.
Class N	—	—	—	(0.60)	12/1/2009
Morningstar Short-term Bond	—	—	—	—
Merrill Lynch 1-Year U.S. Treasury Note Index	—	—	—	(0.15)

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load. Emerging Leaders Growth Fund does not offer Class N shares.

Morningstar RatingsTM are as of 12/31/2009 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ««««/««««/«««, and Large Cap Growth Fund «««/«««/««, out of 1,548/1,276/698 large growth funds; Small Cap Growth Fund «««/« ««/««« «« out of 669/563/317 small growth funds; Mid Cap Growth Fund «««««/NA /NA and Small-Mid Cap Growth Fund ««««/««««/NA out of 727/631/NA mid cap growth funds; Value Discovery Fund « «««/«« ««/««« out of 310/245/131 small value funds; International Growth Fund ««/««/«««« and International Equity Fund ««/««/NA out of 206/149/80 foreign large growth funds; International Small Cap Growth Fund «««/NA/NA out of 103/NA/NA foreign small/mid growth funds; Emerging Markets Growth Fund «/NA/NA out of 259/NA/NA diversified emerging markets growth funds; Income Fund ««/««/««« out of 384/318/168 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2009	William Blair Funds 3

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Growth Fund increased 38.90% on a total return basis (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, gained 37.01%.

What were the most significant factors impacting Fund performance?

Overall, 2009 had strong results despite rapid shifts in market sentiment that created high levels of volatility and uncertainty. The Russell 3000® Growth Index gained 65.2% from its March 9th low, but remains 21.9% below its high in October 2007. A significant rally occurred beginning March 9th as a result of continued stabilization in the economy and further improvement in unemployment, manufacturing, and leading economic indicators. This stabilization was driven by massive liquidity and stimulus provided by the government. Company earnings reports were also positive, surpassing reduced expectations albeit mostly through very tight expense control. In combination, these trends gave investors a sense of comfort that the economy was recovering and a reflation trade commenced during March. Investors began to look ahead to when significant government rescue efforts would take effect globally, and started to aggressively increase risk exposure to their portfolios. Technology stocks performed best, 61.9%, followed up by Consumer Discretionary, 44.1%— both on the potential for or actual improved demand. Investors also focused on raw materials and commodity-related stocks that would benefit from an increase in global activity; the Materials sector rose 42.0%. More generally investors flocked to lower valuation, higher beta stocks, more cyclical and smaller capitalization stocks, which had severely declined in 2008 as investors questioned their ability to survive under economic duress. The weaker sectors were those investors had rotated out of after strong results in 2008: Consumer Staples, 17.4%, and Healthcare, 21.8%. Notably, growth outperformed value across capitalizations; mid-cap growth stocks were the strongest, 46.3%, followed by micro-cap growth stocks, 39.2%, while large-cap growth, 37.2%, and small-cap growth, 34.5%, stocks were relative laggards.

In the period, the portfolio benefited from good stock selection, and allocation among sectors. Its exposure to lower capitalization stocks was helpful, but it also had good results from its positions in the mega-cap space. As always, our primary focus has been stock selection, and not forecasting the macro environment or economic cycle. Therefore, with uncertainty in the market direction, we invested in quality growth stocks that have historically held up well in challenging markets, as well as more cyclical stocks that fit within our quality growth framework and have potential upside in an economic recovery. Additionally, we have been opportunistic in investing in quality growth companies that have attractive valuations in this volatile environment. We believe this posture has served the portfolio well.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

The Information Technology sector far outshined other groups for the portfolio due to strong stock selection and an overweight over the year in the best benchmark group. VistaPrint

4 Annual Report	December 31, 2009

Limited, an online provider of marketing products and services to small businesses globally, and Cognizant Technology Solutions Corporation, an information technology (IT) consulting and technology services company, contributed significantly due to strong earnings reports and material upward revaluations. Hewlett-Packard Company, Silicon Laboratories, Inc. and Google, Inc. were very strong absolute and relative performers as well. Consumer Staples also contributed nicely due to our substantial underweight in this trailing sector; in the period, we did increase our exposure relative to the benchmark closing the gap somewhat with the addition of PepsiCo, Inc. and CVS Caremark Corporation. We remain notably underweight here due to the relative lack of fast growing companies.

What sectors and investments did not measure up to your expectations?

Healthcare stock selection was a disappointment and hurt returns. CardioNet, Inc., the world’s leading supplier of mobile cardiac outpatient telemetry, declined in the third quarter on uncertainty around the Medicare reimbursement rate from Centers for Medicare and Medicaid Services (CMS) for its services. It was subsequently sold on this near term concern. Gilead Sciences, Inc. came under pressure in the first half as investors rotated out of stock that had held up well; in the second half, it declined on news that a Phase III drug trial did not meet expectations and will be discontinued; however, we believe that new HIV opportunities (quad pill and Truvada combination) will be the main growth drivers for the company. It is important to note; this sector was significantly reduced beginning in the second quarter as it had done well in 2008 and early 2009. Consumer Discretionary also lagged due to our exposure to education stocks like DeVry, Inc. and K12, Inc., which also held up well in the market declines; we continue to favor this group. Lastly, our cash position hurt relative results in a significant up-trending market; our average position was 3.1%.

What is your current strategy? How is the Fund positioned?

The significant global government stimulus actions have begun to help the economic recovery process. In the U.S., the ISM Manufacturing Index rose from mid 40s to above 50 (a sign that manufacturing is expanding), the Conference Board Leading Economic Index has risen over the past eight months, and unemployment and the housing market appear to have stabilized. With the economy strengthening, we are optimistic about the prospects for fourth quarter GDP and company earnings. As we move further into 2010, the visibility on economic and company earnings growth is less certain. The maximum benefit of the rebuild of inventory levels and fiscal stimulus will largely be behind us. Also, as the recovery takes hold, the market will likely anticipate higher interest rates, given less economic slack in the system. As a result of these factors, economic and company earnings growth may decelerate in the second half of 2010 putting a damper on financial market performance especially in developed markets. We believe emerging markets should continue to have an attractive growth profile, which is a bright spot globally, and has the potential to benefit the portfolio as many of our large-cap companies have good exposure to global markets.

In terms of positioning at the end of 2009, we maintain our overweight in Information Technology and continue to like the group’s strong balance sheets, attractive valuations, and products that enhance productivity. Industrials are also significantly overweight as we anticipate improving earnings in select companies as the economy recovers; we added Allegiant Travel Company, FTI Consulting, Inc., Goodrich Corporation, and Manpower Inc. Our largest underweight remains in Consumer Staples and we expect this to continue. Healthcare also has a below benchmark weight due to the overhang from Healthcare reform in the near term. Nonetheless, we stand ready to add to our Healthcare exposure should the legal and regulatory environment become clearer, given very attractive valuations within the group.

Unlike the more macro, valuation, and beta driven markets over the last two years, we believe investors in 2010 will focus on a company’s ability to deliver earnings growth relative to

December 31, 2009	William Blair Funds 5

increasingly rising expectations. In our view, correlations among stocks are likely to fall as companies differentiate themselves in terms of their ability to meet or exceed these expectations. As such, this environment should favor stock pickers. As in the past, we will focus on our research intensive investment approach to identify these leading companies and our portfolio construction with the goal of competitive long-term results against our benchmark and peers.

6 Annual Report	December 31, 2009

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	5 Year	10 Year
Growth Fund Class N	38.90%	(0.64)%	3.89%	(0.48)%
Growth Fund Class I	39.34	(0.28)	4.22	(0.20)
Russell 3000® Growth Index	37.01	(2.06)	1.58	(3.79)
S&P 500 Index	26.46	(5.63)	0.42	(0.95)

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2009	William Blair Funds 7

Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—35.6%
*Activision Blizzard, Inc.	435,070	$4,834
*Apple, Inc.	62,580	13,196
*Cavium Networks, Inc.	181,200	4,318
*Cognizant Technology Solutions Corporation	115,490	5,232
*Genpact Limited†	347,700	5,181
*Google, Inc.	29,305	18,169
Hewlett-Packard Company	389,100	20,042
*McAfee, Inc.	160,500	6,511
Microsoft Corporation	621,200	18,940
Qualcomm Incorporated	426,040	19,709
*Silicon Laboratories, Inc.	168,375	8,139
Solera Holdings, Inc.	122,000	4,393
*Trimble Navigation Limited	180,400	4,546
*The Ultimate Software Group, Inc.	175,950	5,168
*VistaPrint Limited†	155,793	8,827
*WNS Holdings Limited—ADR	133,725	2,013

		149,218

Industrials—17.4%
*ABB Ltd—ADR	289,700	5,533
*Allegiant Travel Company	68,500	3,231
Danaher Corporation	106,381	8,000
Fastenal Company	272,929	11,365
*FTI Consulting, Inc.	129,600	6,112
Goodrich Corporation	91,900	5,904
*IHS, Inc.	109,615	6,008
Knight Transportation, Inc.	318,330	6,141
Manpower Inc.	134,100	7,319
Roper Industries, Inc.	120,570	6,314
TransDigm Group Incorporated	151,080	7,175

		73,102

Health Care—12.1%
Allergan, Inc.	176,300	11,109
Baxter International Inc.	171,000	10,034
*Celgene Corporation	147,280	8,200
*Gilead Sciences, Inc.	261,635	11,324
*IDEXX Laboratories, Inc.	102,230	5,463
*Nuvasive, Inc.	142,000	4,541

		50,671

Consumer Discretionary—11.4%
*Bed Bath & Beyond, Inc.	166,900	6,447
*Capella Education Company	61,928	4,663
DeVry, Inc.	250,545	14,213
Johnson Controls, Inc.	242,200	6,598
*K12, Inc.	223,288	4,526
McDonald’s Corporation	186,500	11,645

		48,092

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Staples—7.6%
CVS Caremark Corporation	321,300	$10,349
PepsiCo, Inc.	287,000	17,450
*Smart Balance, Inc.	675,020	4,050

		31,849

Materials—5.9%
Ecolab, Inc.	173,320	7,727
*Freeport-McMoRan Copper & Gold Inc.	61,400	4,930
Monsanto Company	51,230	4,188
Praxair, Inc.	97,365	7,819

		24,664

Energy—5.2%
Apache Corporation	85,865	8,859
*Cameron International Corporation	103,600	4,330
*Newfield Exploration Company	44,500	2,146
Occidental Petroleum Corporation	81,400	6,622

		21,957

Financials—3.9%
*Affiliated Managers Group, Inc.	135,363	9,117
Charles Schwab & Co., Inc.	376,675	7,089

		16,206

Total Common Stocks—99.1% (cost $349,572)		415,759

Investment in Affiliate
William Blair Ready Reserves Fund	1,262,182	1,262

Total Investment in Affiliate—0.3% (cost $1,262)		1,262

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/09, due 1/4/10, repurchase price $7,805, collateralized by FNMA, 5.000%, due 2/13/17	$7,805	7,805

Total Repurchase Agreement—1.9% (cost $7,805)		7,805

Total Investments—101.3% (cost $358,639)		424,826
Liabilities, plus cash and other assets—(1.3)%		(5,306)

Net assets—100.0%		$419,520

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2009

James S. Golan

John F. Jostrand

Tracy McCormick

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of quality large domestic growth companies that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark and peers?

The Large Cap Growth Fund increased 31.62% on a total return basis (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, increased 37.21%.

What were the most significant factors impacting Fund performance?

Overall, 2009 had strong results despite rapid shifts in market sentiment that created high levels of volatility and uncertainty. The Russell 1000® Growth Index gained 64.1% from the March 9th low, but remains 21.7% below its high in October 2007. A significant rally occurred beginning March 9th as a result of continued stabilization in the economy and further improvement in unemployment, manufacturing, and leading economic indicators. This stabilization was driven by massive liquidity and stimulus provided by the government. Company earnings reports were also positive, surpassing reduced expectations albeit mostly through very tight expense control. In combination, these trends gave investors a sense of comfort that the economy was recovering and a reflation trade commenced during March. Investors began to look ahead to when significant government rescue efforts would take effect globally, and started to aggressively increase risk exposure to their portfolios. Information Technology stocks performed best, 62.0%, followed up by Consumer Discretionary, 42.6%—both on the potential for or actual improved demand. Investors also focused on raw materials and commodity-related stocks that would benefit from an increase in global activity; the Materials sector rose 41.8%. More generally, investors flocked to smaller capitalization, lower valuation, higher beta, and more cyclical stocks, which had severely declined in 2008 as investors questioned their ability to survive under economic duress. The weaker sectors were those investors had rotated out of after strong results in 2008: Consumer Staples, 17.1%, and Healthcare, 21.7%. Notably, growth outperformed value across capitalizations; mid-cap growth stocks were the strongest, 46.3%, followed by micro-cap growth stocks, 39.2%, while large-cap growth, 37.2%, and small-cap growth, 34.5%, stocks were relative laggards.

Our quality growth portfolio lagged the benchmark in this environment. Substantial detractors for the portfolio were lack of smaller cap stocks, and a cash drag (average position 2.2%). On market capitalization, the Russell 1000® Growth Index had a 7.1% exposure, on average, to stocks with a market cap under $3 billion. This group returned 65.4% and significantly outperformed other mid-, large- and mega-cap segments in the benchmark. Notably, it also far outperformed the Russell small cap benchmark, 34.5%. The portfolio owns companies with market caps above $3 billion. Furthermore, with our quality growth discipline, we generally invest in companies with consistent earnings, and the market generally pays a premium for that stability; in 2009, lower valuation and cyclically oriented stocks outperformed as investors were willing to take on risk due to the unprecedented government intervention.

In retrospect, we entered the year with a portfolio somewhat more defensively positioned due to the high degree of uncertainty in the market direction. As massive global government

December 31, 2009	William Blair Funds 9

intervention began to show signs of economic stabilization, investors rapidly rotated away from more defensive stocks and took on more risk. Recognizing this sentiment shift early on, we made adjustments to the portfolio in March through May to become more balanced between quality growth stocks, which have historically been able to survive in challenging markets and those that have the potential upside in an economic recovery. Starting in March, we increased our mid capitalization stock exposure; we added Broadcom Corporation, Discovery Communications, Inc., Johnson Controls, Inc., Juniper Networks, Inc., and O’Reilly Automotive, Inc. During this period, we also increased our exposure to high quality cyclical growth stocks with United Parcel Service, Inc., Suncor Energy Inc., and The Goldman Sachs Group, Inc. Additionally, these newly purchased stocks had attractive valuation levels. While these moves assisted results, our exposure was not large enough to overcome the significant and powerful cyclical snapback that occurred.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

The greatest positive performance impact in the year came from our overweight and good stock selection in Information Technology. We added to our exposure in the second quarter and latter half of the year; we had a very favorable view of this group based on their strong balance sheets, attractive valuations, and products that enhance productivity. The portfolio’s best overall performer was Apple on strong earnings reports. Another important position was Google, which performed well in a difficult economic environment. Microsoft Corporation, Qualcomm Incorporated and Hewlett-Packard Company were top performers as well. Our results were also assisted by no exposure to Utilities, which did poorly. Lastly, Johnson Controls, Inc., a Consumer Discretionary stock, rallied substantially as the economy and outlook for the automotive industry looked less dire.

What sectors and investments did not measure up to your expectations?

From a sector view, we had disappointments in Healthcare and Consumer Staples in 2009. Within Healthcare, Celgene Corporation declined on near term concerns over upcoming trial data, which looks at Revlimid for maintenance with myeloma; we believe these issues were overblown and we added to our position. UnitedHealth Group Incorporated also came under pressure on uncertainty over healthcare reform and a rising medical loss ratio. As a result, we sold the stock in September. While our underweight in Consumer Staples helped, our selection hurt. Campbell Soup lost ground on product price discounting concerns. Wal-Mart Stores, Inc. declined on growing concerns over deflationary pressures in the food retail segment as it is roughly 40% of its revenues. We sold both Consumer Staples positions.

What is your current strategy? How is the Fund positioned?

The significant global government stimulus actions have begun to help the economic recovery process. In the U.S., the ISM Manufacturing Index rose from mid 40s to above 50 (a sign that manufacturing is expanding), the Conference Board Leading Economic Index has risen over the past eight months, and unemployment and housing market appear to have stabilized. With the economy strengthening, we are optimistic about the prospects for fourth quarter GDP and company earnings. As we move further into 2010, the visibility on economic and company earnings growth is less certain. The maximum benefit of the rebuild of inventory levels and fiscal stimulus will largely be behind us. Also, as the recovery takes hold, the market will likely anticipate higher interest rates, given less economic slack in the system. As a result of these factors, economic and company earnings growth may decelerate in the second half of 2010 putting a damper on financial market performance especially in developed markets. We believe emerging markets should continue to have an attractive growth profile, which is a bright spot globally, and has the potential to benefit the portfolio as many of our companies have good exposure to global markets.

10 Annual Report	December 31, 2009

In terms of positioning at the end of 2009, we maintain our largest overweight in Industrials, which we built up in the second half of the year to take advantage of improving earnings in select companies as the economy recovers; we added new positions, Goodrich Corporation and Rockwell Automation, Inc. Another group with notable exposure is Energy; we believe our higher than benchmark weighting should benefit from an increase in demand with growing economic activity. Conversely, our largest underweight remains in Consumer Staples and we expect this to continue due to the weaker relative growth profile of many of these stocks. Healthcare also has a below benchmark weight; we cut back during the first quarter due to macro issues such as the impact of mega-mergers on growth, reimbursement level concerns, and patent expirations. Also, Healthcare reform added more uncertainty, and valuations were relatively less attractive.

Unlike the more macro, valuation, and beta driven markets over the last two years, we believe investors in 2010 will focus on a company’s ability to deliver earnings growth relative to increasingly rising expectations. In our view, correlations among stocks are likely to fall as companies differentiate themselves in terms of their ability to meet or exceed these expectations. As such, this environment should favor stock pickers. As in the past, we will focus on our research intensive investment approach to identify these leading companies and our portfolio construction with the goal of competitive long-term results against our benchmark and peers.

December 31, 2009	William Blair Funds 11

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	5 Year	10 Year
Large Cap Growth Fund Class N	31.62%	(3.62)%	(0.26)%	(4.86)%
Large Cap Growth Fund Class I	32.17	(3.36)	(0.01)	(4.17)
Russell 1000® Growth Index	37.21	(1.89)	1.63	(3.99)

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

12 Annual Report	December 31, 2009

Large Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—35.1%
*Activision Blizzard, Inc.	31,350	$348
Amphenol Corporation	10,500	485
*Apple, Inc.	6,375	1,344
*Broadcom Corporation	19,050	599
*Cognizant Technology Solutions Corporation	10,300	467
*EMC Corporation	37,250	651
*Google, Inc.	2,380	1,476
Hewlett-Packard Company	25,245	1,300
*McAfee, Inc.	14,750	598
Microsoft Corporation	68,385	2,085
Qualcomm Incorporated	27,765	1,284

		10,637

Industrials—15.3%
Danaher Corporation	9,672	727
Goodrich Corporation	9,050	582
J. B. Hunt Transport Services, Inc.	14,970	483
Rockwell Automation, Inc.	14,750	693
Roper Industries, Inc.	10,050	526
United Parcel Service, Inc.	17,920	1,028
W.W. Grainger, Inc.	6,350	615

		4,654

Health Care—13.6%
Allergan, Inc.	7,865	496
Baxter International, Inc.	22,410	1,315
*Celgene Corporation	13,890	773
*Medco Health Solutions, Inc.	8,700	556
*Thermo Fisher Scientific Inc.	20,445	975

		4,115

Consumer Discretionary—11.3%
*Discovery Communications, Inc.	19,200	589
Johnson Controls, Inc.	19,450	530
*Kohl’s Corporation	13,596	733
McDonald’s Corporation	10,935	683
*O’Reilly Automotive, Inc.	10,380	396
Yum! Brands, Inc.	14,100	493

		3,424

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Energy—7.2%
Apache Corporation	3,715	$383
EOG Resources, Inc.	3,970	386
Schlumberger Limited†	12,130	790
Suncor Energy Inc.†	17,180	607

		2,166

Consumer Staples—6.9%
Colgate-Palmolive Company	9,080	746
CVS Caremark Corporation	6,810	219
Mead Johnson Nutrition Company	3,750	164
PepsiCo, Inc.	16,000	973

		2,102

Financials—5.7%
CME Group, Inc.	2,020	679
The Goldman Sachs Group, Inc.	2,607	440
Invesco Ltd.†	26,150	614

		1,733

Materials—4.1%
*Freeport-McMoRan Copper & Gold Inc.	3,950	317
Praxair, Inc.	11,625	934

		1,251

Total Common Stocks—99.2% (cost $25,289)		30,082
Cash and other assets, less liabilities—0.8%		229

Net assets—100.0%		$30,311

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 13

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Small Cap Growth Fund increased 69.55% on a total return basis (Class N shares) for the 12 months ended December 31, 2009. By comparison the Fund’s benchmark, the Russell 2000® Growth Index, gained 34.47%.

The past twelve months stand in stark contrast to the prior twelve month period. The Russell 2000® Growth Index returned 34.5% during 2009 after rallying 81.0% from its March 2009 low. The crisis in confidence that ensued after the September 2008 Lehman Brothers collapse led to a freeze in consumer and business spending. This led to further compression in stock valuations and draconian earnings expectations. However, the fourth quarter of 2008 and first quarter of 2009 proved to be the worst as the pace of economic decline slowed and eventually improved throughout 2009. The massive amounts of government stimulus—from various liquidity programs for the mortgage and consumer lending market to its industry-specific assistance to the financial and automotive industries—provided the necessary boost to economic activity during a deep trough in private consumption.

From a style perspective, the market’s rally this year saw many of 2008’s underperformers become the best performers in 2009. Underlying this trend was the market’s preference for stocks with lower market caps, stocks with lower valuations and stocks with more economic cyclicality. From a sector perspective, the Russell 2000® Growth Index was led by Information Technology, 60%, and Consumer Discretionary, 59%, as well as the commodity-oriented sectors, Energy, 43%, and Materials, 48%. Financials, 10%, Industrials, 12%, and Healthcare, 22%, were the worst performers in the small cap growth market.

The Small Cap Growth Fund’s significant outperformance of its benchmark and peers during 2009 is a testament to sticking to one’s investment style even when it may be out of favor in the market over shorter periods of time. As we discussed in past letters, one such time period was from mid-2007 to mid-2008 when the market punished our valuation sensitivity, our tendency to “go against the grain” at times, and our typical overweight to smaller small cap stocks. But staying the course with many of our investments during the downturn paid off in spades this year. To that end, half of the Fund’s top ten contributors for 2009 were originally purchased in 2004 or earlier, and only two were purchased in 2008 or later.

Overall, the Fund’s outperformance is attributable to strong stock selection, our style coming back into favor, and sector positioning. From a stock selection perspective, the Fund’s holdings beat their sector peers in every major sector within the Russell 2000® Growth Index. This dynamic was strongest within the Information Technology, Consumer Discretionary, Healthcare, Financials and Industrials sectors. From a style perspective, our typical overweight to the smaller end of the small cap growth market, our valuation sensitivity (i.e. overweight to lower-valued stocks versus the benchmark), and our contrarian streak were all meaningful drivers of the outperformance. Finally, although somewhat overlapping with the style effect, the Fund’s sector positioning boosted relative returns as well. Much of the sector positioning was driven by our style and bottom-up portfolio construction process. Coming into 2009, this process had taken us to an overweight in Consumer Discretionary and Information Technology, and to an underweight in Healthcare and Industrials. All of these proved to be beneficial in 2009.

14 Annual Report	December 31, 2009

Two of the leading contributors to Fund returns in 2009 were Jarden Corporation and DG Fastchannel, Inc. These two stocks were both significant detractors of performance in 2008 and are good examples of our conviction to stay the course in companies that we felt had good long term fundamentals. Having conviction in company-specific fundamentals proved beneficial as both stocks were large detractors from return in 2008, and were originally purchased in 2004 and 2006, respectively. Jarden Corporation, a diversified consumer products company, benefitted from improved sentiment toward the consumer and a realization that Jarden Corporation’s fundamentals were perhaps more resilient than many had expected a year earlier. DG Fastchannel, Inc, an electronic distributor of radio and television advertisements, performed well during the year as the previously underappreciated trend towards high-definition TV advertisements increased the company’s earnings throughout the year.

CardioNet, Inc. and InnerWorkings, Inc. were two of the largest detractors from return during the year. CardioNet, Inc., a medical device company, performed poorly during the year as reimbursement cuts by Medicare and commercial health plans for the company’s mobile heart rhythm monitoring device significantly reduced profitability. InnerWorkings, Inc., which provides outsourced printing solutions for its corporate clients, underperformed during the year as many customers kept print-related expenditures in check throughout the year.

For the fourth quarter specifically, the Fund modestly trailed the benchmark. It appeared profit taking could be partly to blame, especially among the smaller stocks in the Russell 2000® Growth Index, which underperformed the benchmark return by over 4.0%. From a stock selection perspective, the Fund’s relative laggards in the Consumer Discretionary, Financials and Consumer Staples sectors overshadowed positive stock selection in the Industrials and Information Technology sectors.

Our outlook for the market remains relatively unchanged from three months ago. We believe a “stock pickers market” is in order as individual company fundamentals should drive stock prices going forward. This stands in stark contrast to the past two years when macro events and sentiment whipsawed individual stocks and the overall market in 2008 and 2009. Current earnings expectations for 2010 represent significant growth over 2009 earnings. With continued improvement on the economic front, many of these individual company expectations are well within reach. While valuations for many stocks are still at or below long-term averages, some stocks are already discounting lofty earnings growth. We think that this type of environment plays well to our style of bottom-up active management with a discerning eye towards valuations that can produce attractive risk/reward opportunities.

Inflation expectations, interest rate moves by the Federal Reserve, changes in the employment picture, and the outlook for housing and consumer spending likely will occupy the headlines during 2010. In addition, the government will continue to wrestle with how and when to unwind its liquidity programs and other policy initiatives. While factoring various economic scenarios into our bottom-up analysis, we remain focused on finding great companies with solid competitive positions at attractive valuations. We believe these companies will be the market share gainers coming out of this recession and those that should sustain above-average growth over the long term.

December 31, 2009	William Blair Funds 15

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	5 Year	10 Year
Small Cap Growth Fund Class N	69.55%	(4.11)%	0.36%	11.32%
Small Cap Growth Fund Class I	70.02	(3.84)	0.64	11.60
Russell 2000® Growth Index	34.47	(4.00)	0.87	(1.37)
Russell 2000® Index	27.17	(6.07)	0.51	3.51

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

16 Annual Report	December 31, 2009

Small Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Consumer Discretionary—24.7%
*American Apparel, Inc.	2,450,972	$7,598
Belo Corp.	1,350,800	7,348
*Bridgepoint Education, Inc.	496,011	7,450
*Career Education Corporation	468,426	10,919
*Chinacast Education Corporation	1,139,811	8,617
*Coinstar, Inc.	454,700	12,632
*Dolan Media Company	1,442,666	14,730
*Duckwall-ALCO Stores, Inc.	460,853	7,088
*Gaiam, Inc.	1,511,007	11,620
*Grand Canyon Education, Inc.	457,010	8,688
*Imax Corporation†	821,623	10,927
Jarden Corporation	685,917	21,202
*Kona Grill, Inc.	1,042,992	3,139
*Lincoln Educational Services Corporation	521,703	11,305
*Lions Gate Entertainment Corporation†	1,692,532	9,834
*MDC Partners, Inc.†	1,078,488	8,995
*Motorcar Parts of America, Inc.	218,922	1,106
*P.F. Chang’s China Bistro, Inc.	236,094	8,950
Strayer Education, Inc.	35,295	7,500
*U.S. Auto Parts Network Inc.	157,751	829
*WMS Industries, Inc.	210,000	8,400

		188,877

Information Technology—24.5%
*Alliance Data Systems Corporation	230,632	14,896
*Banctec, Inc.**S	603,327	3,017
*Cavium Networks, Inc.	290,600	6,925
*DG Fastchannel, Inc	746,690	20,855
*Euronet Worldwide, Inc.	294,134	6,456
*Genpact Limited†	695,000	10,356
*Inuvo, Inc	8,037,127	2,733
*j2 Global Communications, Inc.	522,448	10,632
*Lionbridge Technologies, Inc.	4,293,158	9,874
*Silicon Laboratories, Inc.	243,023	11,748
Solera Holdings, Inc.	407,200	14,663
*Sonic Solutions	623,286	7,373
*The Ultimate Software Group, Inc.	550,885	16,179
United Online, Inc.	2,764,710	19,878
*ValueClick, Inc.	1,035,500	10,479
*Vertro, Inc.	4,333,215	1,820
*VistaPrint Limited†	161,668	9,160
*WNS Holdings Limited—ADR	683,706	10,290

		187,334

Health Care—14.8%
*Air Methods Corporation	234,393	7,880
*American Medical Systems Holdings, Inc.	736,400	14,205
*CardioNet, Inc.	1,344,381	7,986
*Eurand NV†	573,606	7,400
*Haemonetics Corporation	168,300	9,282
*Healthways, Inc.	647,994	11,884
*Iris International, Inc.	459,592	5,681
*Kensey Nash Corporation	422,340	10,770
*LCA-Vision Inc.	948,955	4,859
*Natus Medical Incorporated	98,601	1,458
*Orthovita, Inc.	2,223,061	7,803
*Providence Service Corporation	547,293	8,647
*SurModics, Inc.	395,148	8,954
*Trinity Biotech plc—ADR	1,501,163	6,080

		112,889

Issuer	Shares	Value

Common Stocks—(continued)
Industrials—11.6%
*Allegiant Travel Company	109,720	$5,175
*Cenveo, Inc.	805,591	7,049
*FTI Consulting, Inc.	239,000	11,271
*Graftech International Ltd.	502,400	7,812
*InnerWorkings, Inc.	1,025,195	6,049
*KAR Auction Services, Inc.	686,027	9,460
MSC Industrial Direct Co., Inc.	260,400	12,239
*Odyssey Marine Exploration, Inc.	2,677,030	3,775
*On Assignment, Inc.	1,516,133	10,840
Transdigm Group, Inc.	308,214	14,637

		88,307

Financials—9.9%
*Affiliated Managers Group, Inc.	132,682	8,936
Allied World Assurance Company Holdings, Ltd†	190,700	8,786
*Cowen Group, Inc.	1,697,817	10,051
*FBR Capital Markets Corporation	772,931	4,777
*FirstService Corporation†	530,771	10,148
*Marlin Business Services Corporation	988,701	7,840
*National Financial Partners Corporation	1,493,472	12,082
*Penson Worldwide, Inc.	733,100	6,642
United Western Bancorp, Inc.	2,342,215	6,464

		75,726

Energy—4.9%
*Carrizo Oil & Gas, Inc.	365,200	9,674
*Comstock Resources, Inc.	137,660	5,585
*Concho Resources, Inc.	301,013	13,515
*Oil States International, Inc.	208,800	8,204

		36,978

Material—2.6%
Celanese Corporation	292,700	9,396
*Horsehead Holding Corp.	817,300	10,421

		19,817

Consumer Staples—1.8%
*Overhill Farms, Inc.	1,184,052	5,754
*Smart Balance, Inc.	1,301,307	7,808

		13,562

Telecommunication Services—1.2%
*Cbeyond, Inc.	570,800	8,990

Total Common Stocks—96.0% (cost $633,301)		732,480

Preferred Stock
Grubb & Ellis Company, 12.0% Series “144A”S	90,609	8,834

Total Preferred Stock—1.2% (cost $9,061)		8,834

Investment in Warrants
Motorcar Parts of America, Inc., 2012, $15.00**	111,575	—

Total Investment in Warrants—0.0% (cost $0)		—

Investment in Affiliate
William Blair Ready Reserves Fund	3,296,768	3,297

Total Investment in Affiliate—0.4% (cost $3,297)		3,297

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 17

Small Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Short-Term Investment
American Express Credit Corp., Demand Note, VRN, 0.081%, due 1/4/10	$500	$500

Total Short-Term Investment—0.1% (cost $500)		500

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/09, due 1/4/10, repurchase price $23,061, collateralized by FNMA, 5.000%, due 2/13/17	$23,061	23,061

Total Repurchase Agreement—3.0% (cost $23,061)		23,061

Total Investments—100.7% (cost $669,220)		768,172
Liabilities, plus cash and other assets—(0.7)%		(5,374)

Net assets—100.0%		$762,798

* Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.40% of the Fund’s net assets at December 31, 2009.

S = These securities were also deemed illiquid pursuant to the Fund/Advisor’s Liquidity Procedures. These holdings represent 1.55% of the Fund’s net assets at December 31, 2009.

See accompanying Notes to Financial Statements.

18 Annual Report	December 31, 2009

Small Cap Growth Fund

If the Fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be a affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the year ended December 31, 2009 with companies deemed affiliated during the year or at December 31, 2009:

	Share Activity				Year Ended December 31, 2009
					(in thousands)
Security Name	Balance 12/31/2008	Purchases	Sales	Balance 12/31/2009	Value	Dividends Included in Income
Amerigon	1,181,267	243,400	1,424,667	—	$—	$—
pCardioNet, Inc.	354,961	1,519,781	530,361	1,344,381	7,986	—
pDuckwall-ALCO Stores, Inc.	359,361	101,492	—	460,853	7,088	—
pGaiam, Inc.	—	1,511,007	—	1,511,007	11,620	—
Granite City Food & Brewery, Ltd.	1,137,260	—	1,137,260	—	—	—
pInuvo, Inc	2,639,070	5,398,057	—	8,037,127	2,733	—
pKona Grill, Inc.*	744,995	297,997	—	1,042,992	3,139	—
pLCA-Vision Inc.	—	948,955	—	948,955	4,859	—
pLionbridge Technologies, Inc.	—	4,293,158	—	4,293,158	9,874	—
pMarlin Business Services Corp.	860,992	163,033	35,324	988,701	7,840	—
MDC Partners, Inc.	922,001	959,963	803,476	1,078,488	8,995	—
Motorcar Parts of America, Inc.	678,936	97,815	557,829	218,922	1,106	—
Optimal Group, Inc.	1,615,192	—	1,615,192	—	—	—
pOverhill Farms, Inc.	1,215,052	293,000	324,000	1,184,052	5,754	—
Physicians Formula Holdings, Inc.	862,320	278,889	1,141,209	—	—	—
Providence Service Corporation	560,693	737,822	751,222	547,293	8,647	—
Sonic Solutions	2,661,273	780,416	2,818,403	623,286	7,373	—
pUnited Western Bancorp, Inc.	—	2,342,215	—	2,342,215	6,464	—
pVertro, Inc.	3,885,215	448,000	—	4,333,215	1,820	—
Virtusa Corporation	1,307,147	3,700	1,310,847	—	—	—
Web.com Group, Inc.	2,004,499	227,647	2,232,146	—	—	—

* 2 per 5 rights offer on 4/15/2009.

p Affiliated company at December 31, 2009. The Small Cap Growth Fund’s total value in companies deemed to be affiliated at December 31, 2009 was $69,177 (in thousands).

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 19

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of medium-sized domestic growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Mid Cap Growth Fund posted a 36.03% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the Russell Midcap® Growth Index, gained 46.29% during the period.

The past twelve months stand in stark contrast to the prior twelve month period. The Russell Midcap® Growth Index returned 46.29% during 2009 after rallying 79.3% from its March 2009 low. The crisis in confidence that ensued after the September 2008 Lehman Brothers collapse led to a freeze in consumer and business spending. This led to further compression in stock valuations and draconian earnings expectations. However, the fourth quarter of 2008 and first quarter of 2009 proved to be the worst as the pace of economic decline slowed and then eventually improved throughout 2009. The massive amounts of fiscal and monetary stimulus across the globe incentivized a bias toward risk taking and provided the necessary boost to economic activity during a deep falloff in private consumption.

From a style perspective, the market’s rally this year saw 2008’s underperformers become the best performers in 2009. Underlying this trend was the market’s preference for lower market cap stocks, stocks with cheaper valuations and stocks with more economic cyclicality. From a sector perspective, the Russell Midcap® Growth Index was led by commodity-oriented sectors, Energy, 71.8%, and Materials, 52.8%, along with Information Technology, 68.8%, and Consumer Discretionary, 48.6%. Healthcare, 39.4%, Financials, 34.2%, Consumer Staples, 31.0%, and Industrials, 29.0%, while turning in solid absolute returns, underperformed the broader mid cap growth market.

The Mid Cap Growth Fund faced some very difficult style headwinds during 2009. While the market’s preference for lower market cap stocks benefitted relative performance on the margin, its preference for lower-valued stocks where investor fear had been excessive, and for those with more economic sensitivity, more than offset this and were the primary reasons for the underperformance. While we are not happy with the underperformance this year, we have done quite well over the trailing two-year period. Given the extreme sell-off and eventual swift rally off the bottom, we feel taking a two-year time horizon may be appropriate. This is especially important given that macro variables, and not company fundamentals, were primarily responsible for many stock-specific and overall market returns over this period. Therefore, when taken as a whole, this two-year period may be a more rational period to examine—especially compared to either year taken in isolation.

From a more traditional, sector-based perspective, some of the Fund’s Information Technology and Industrials holdings pulled down relative results. While some of the Information Technology woes were stock-specific issues, much of the Industrials underperformance was due to some of our business service companies not keeping pace with their more cyclically-oriented Industrials peers. On the other hand, stock selection in the Consumer Discretionary and Financials sectors were meaningfully positive contributors toward relative performance.

For the fourth quarter specifically, the Fund’s underperformance was driven primarily by industry factors and by stock selection. The Fund’s allocation to post-secondary education

20 Annual Report	December 31, 2009

stocks detracted as regulatory concerns regarding tuition pricing put pressure on share prices during the quarter. In addition, the Fund’s business service holdings within Industrials detracted, as they did for 2009 as a whole. Finally, the typical underweight to the high-beta semiconductor industry within Information Technology detracted as well. From a stock selection perspective, certain stocks in the Information Technology and Healthcare sectors detracted, while stock selection in Consumer Staples helped buoy relative results.

Specific stocks boosting relative results this year were Dick’s Sporting Goods and Cognizant Technology Solutions. Dick’s Sporting Goods, a leading retailer of sporting goods and athletic apparel, reported solid earnings during the year and fourth quarter as the retail sales environment improved and as management controlled expenses. The outlook for the company remains strong as the company rolls out additional stores and as many of their sporting-goods-retailing peers exit the recession in a weakened capacity. Cognizant Technology Solutions, an offshore provider of IT application development and management services, contributed to Fund performance in 2009 and the fourth quarter specifically. Improving business momentum was driven by a stabilization in corporate budgets and a heightened pursuit of cost savings by the company’s corporate customers.

Flir Systems and Trimble Navigation both detracted from relative performance during 2009. Flir Systems, a thermal-imaging technology company, performed poorly due to potential cuts in defense spending and as the recession pressured sales of the company’s thermal imaging cameras in the non-government side of the business. We sold the position in Flir Systems as we believe the company has grown increasingly dependent on the success of its government segment, a less predictable business. Trimble Navigation develops and markets global positioning systems (GPS) in a variety of commercial and governmental applications. The company’s engineering and construction segment was the main drag on overall company results, as many corporations and government agencies slowed or halted many construction projects during the recession. The overall environment has improved, and we continue to own the stock as we feel this is a well-managed company set to benefit from increased use of its GPS technologies in the construction, infrastructure, agriculture and fleet management markets both domestically and abroad.

Looking forward, our outlook for the market remains relatively unchanged from three months ago. We believe a “stock pickers market” is in order as individual company fundamentals should drive stock prices going forward. This differs greatly from the past two years when macro events and sentiment whipsawed individual stocks and the overall market in 2008 and 2009. Current earnings expectations for 2010 represent significant growth over 2009 earnings. With continued improvement on the economic front, many of these individual company expectations are well within reach. In addition, valuations for many stocks are still at or below long-term averages. But on the other hand, some stocks are trading at elevated valuations and are discounting lofty earnings growth, which is another reason we feel bottom-up active managers should perform well in this environment.

Inflation expectations, interest rate moves by the Federal Reserve, changes in the employment picture, and the outlook for housing and consumer spending likely will occupy the headlines during 2010. In addition, the government will continue to wrestle with how and when to unwind its liquidity programs and other policy initiatives. While factoring various economic scenarios into our bottom-up analysis, we remain focused on finding great companies with solid competitive positions at attractive valuations. We believe these companies will be the market share gainers coming out of this recession and those that should sustain above-average growth over the long term.

December 31, 2009	William Blair Funds 21

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	Since Inception(a)
Mid Cap Growth Fund Class N	36.03%	0.59%	1.61%
Mid Cap Growth Fund Class I	36.36	0.88	1.91
Russell MidCap® Growth Index	46.29	(3.18)	(1.39)
(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell MidCap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

22 Annual Report	December 31, 2009

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—22.8%
*Alliance Data Systems Corporation	30,350	$1,960
Amphenol Corporation—Class “A”	20,900	965
*Broadcom Corporation	34,750	1,093
*Cognizant Technology Solutions Corporation	15,590	706
*Concur Technologies, Inc.	43,030	1,840
*Dolby Laboratories, Inc. Class “A”	28,070	1,340
*Genpact Limited†	99,000	1,475
*McAfee, Inc.	30,000	1,217
*Silicon Laboratories, Inc.	25,646	1,240
Solera Holdings, Inc.	39,200	1,412
*Trimble Navigation Limited	47,700	1,202
*Verisign, Inc.	29,500	715
*VistaPrint Limited†	17,230	976

		16,141

Industrials—20.5%
Fastenal Company	57,575	2,397
*FTI Consulting, Inc.	20,600	971
J.B. Hunt Transport Services, Inc.	24,410	788
*Iron Mountain Incorporated	46,920	1,068
Manpower, Inc.	18,590	1,015
MSC Industrial Direct Co., Inc.	32,800	1,542
Precision Castparts Corp.	7,750	855
Robert Half International, Inc.	62,200	1,663
Roper Industries, Inc.	24,960	1,307
*Stericycle, Inc.	30,930	1,706
TransDigm Group Incorporated	24,950	1,185

		14,497

Consumer Discretionary—20.2%
*Bed Bath & Beyond, Inc.	36,160	1,397
*Carmax, Inc.	59,470	1,442
*Chipotle Mexican Grill, Inc. Class “B”	17,500	1,543
DeVry, Inc.	16,210	920
*Dick’s Sporting Goods, Inc.	123,729	3,077
*Education Management LLC	42,700	940
Gentex Corporation	63,380	1,131
*O’Reilly Automotive, Inc.	39,980	1,524
Strayer Education, Inc.	2,045	435
*WMS Industries, Inc.	46,540	1,862

		14,271

Health Care—9.6%
*athenahealth, Inc.	26,210	1,186
C. R. Bard, Inc.	9,000	701
*IDEXX Laboratories, Inc.	30,810	1,646
*Illumina, Inc.	40,620	1,245
*Intuitive Surgical, Inc.	1,320	400
*Mettler-Toledo Holding, Inc.	10,070	1,057
*Myriad Genetics, Inc.	22,230	580

		6,815

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks —(continued)
Financials—7.6%
*Affiliated Managers Group, Inc.	20,575	$1,386
Greenhill & Co., Inc.	15,920	1,277
HCC Insurance Holdings, Inc.	48,570	1,359
Invesco, Ltd.†	58,113	1,365

		5,387

Consumer Staples—6.2%
Church & Dwight Co., Inc.	17,700	1,070
*Green Mountain Coffee Roasters, Inc.	32,152	2,619
McCormick & Company, Incorporated	20,300	733

		4,422

Energy—5.5%
*Cameron International Corporation	17,400	727
*Denbury Resources, Inc.	38,570	571
*Newfield Exploration Company	18,230	879
*Petrohawk Energy Corporation	15,300	367
Range Resources Corporation	14,700	733
*Southwestern Energy Company	13,470	649

		3,926

Materials—4.4%
Airgas, Inc.	28,900	1,376
Ecolab, Inc.	39,500	1,761

		3,137

Total Common Stocks—96.8% (cost $55,504)		68,596

Investment in Affiliate
William Blair Ready Reserves Fund	18,724	19

Total Investment in Affiliate—0.1% (cost $19)		19

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/09, due 1/4/10, repurchase price $1,996, collateralized by FNMA, 5.000%, due 2/13/17	$1,996	1,996

Total Repurchase Agreement—2.8% (cost $1,996)		1,996

Total Investments—99.7% (cost $57,519)		70,611
Cash and other assets, less liabilities—0.3%		223

Net assets—100.0%		$70,834

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 23

Karl W. Brewer

Robert C. Lanphier, IV

Matthew A. Litfin

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized U.S. growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund increased 43.75% on a total return basis (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the Russell 2500™ Growth Index, gained 41.66% during the period.

As the year 2009 began, the Federal Reserve and other world central banks had just slashed short-term interest rates to near zero percent in response to an international crisis of credit, liquidity, and confidence that was causing vicious deleveraging by institutions and consumers. Government bailouts of failing global corporations had become daily events, and governments worldwide were introducing unprecedented stimulus programs by running massive budget deficits. Thus, the stock market during the first two months of 2009 continued the steep downward trajectory established during the second half of 2008. Rampant pessimism pervaded the business press and dominated investor dialogue.

In March 2009, however, the stock market reversed course, beginning one of its steepest and swiftest recoveries on record throughout 2009. The Russell 2500™ Growth Index returned 41.66% for the year. All major economic sectors returned at least 20%.

The Consumer sector was one of the best-performing in 2009, up 57.2%; within the Fund, Green Mountain Coffee Roasters, was the strongest Consumer-related stock due to increased adoption of its single-cup coffee system. The Information Technology sector also performed robustly in 2009. VistaPrint Limited was a standout stock selection within that sector as company fundamentals proved its low-cost printing solutions for small businesses were more resilient than investors had expected. The Healthcare sector detracted from the benchmark’s overall performance, as this sector is perceived to be defensive in nature, and the prospect of new, sweeping legislation created uncertainty during the year. Pharmaceutical Product Development Inc., which was affected by lackluster research and development spending by large pharmaceutical companies, and CardioNet Inc., which was impacted by reduced reimbursement rates for its cardiac monitoring devices, were two examples of poorly performing stocks within the Healthcare sector. Stepping back, however, the Small-Mid Cap Growth Fund outperformed its benchmark in 2009, and the main reason was stock selection.

During the fourth quarter specifically, the Fund performed essentially in-line with its Russell 2500™ Growth benchmark. Modestly negative stock-specific drivers within Healthcare and Information Technology were offset by positive stock selection within Consumer Discretionary and Industrials.

One’s outlook for the U.S. stock market will be influenced by one’s view of the causes of the impressive 2009 market rally. There are many potential explanations for the rally, but we offer three here that we believe have merit: i) Chinese central government stimulus programs created domestic demand that spilled over into global production increases; ii) rapid and deep corporate cost-cutting that buoyed companies’ profit margins above investor fears; and iii) a short-term confidence boost among U.S. consumers (from very low levels) due to Federal Reserve stimulus and accommodative monetary policy.

24 Annual Report	December 31, 2009

The Small-Mid Cap Growth Fund remains conservatively positioned, as none of these three potential explanations for the 2009 rally are sustainable long-term, in our view. We believe the 2009 rally was strengthened by easy money global central banking policies intended to avert financial disaster. These emergency programs and policies cannot persist long-term, and many of them will likely be rescinded during 2010. This could cause market pain, especially if economic growth stagnates or if business and consumer confidence does not sufficiently redevelop. We are also concerned that inflation could take root, if the Federal Reserve remains too accommodative, too long, while economic growth accelerates. Fed policy decisions over the next few years will be crucial and even more difficult than usual. We also are mindful of potential global instability due to Middle East political and military actions, which could have outsized effects on commodity prices.

As domestic small- and mid-cap growth investors, we are fortunate for two reasons, and they are why we remain confident in the Fund’s prospects. First, the United States remains a hotbed of innovation and risk-taking with a highly educated workforce and a flexible economic and business climate. Second, we can be very selective during our investment process because we have a large number of small- and mid-cap companies to choose from that operate within the large and attractive United States economy.

There are 2,500 public companies within our benchmark, yet we only invest the Fund’s assets in about 70 of them at any one time. Thus, we have the luxury of saying “no” to 35 out of every 36 potential investments, allowing us to focus only on what we believe are the very best companies and stock opportunities.

As we enter 2010 we have not deviated from our historical investment approach, which has a long-term track record of success. Our vigilance regarding the overall U.S. economy and stock market means we continue to focus on higher-quality growth companies. We strive to invest in those companies that are innovating and delighting their customers, those that can fund their growth independent of government support, those whose profit margins are not overly dependent on uncontrollable cost inputs (e.g., commodities), and those that hire management teams with proven track records of reacting quickly and smartly to rapidly changing business conditions in the United States and abroad. Paying the right prices for these kinds of companies remains our daily goal; our success in this regard will largely determine the overall success of the Small-Mid Cap Growth Fund in 2010.

December 31, 2009	William Blair Funds 25

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	5 Year	Since Inception(a)
Small-Mid Cap Growth Fund Class N	43.75%	0.20%	4.08%	5.46%
Small-Mid Cap Growth Fund Class I	44.26	0.47	4.37	5.73
Russell 2500™ Growth Index	41.66	(3.13)	2.00	3.87
(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

26 Annual Report	December 31, 2009

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Industrials—23.0%
*Allegiant Travel Company	61,265	$2,890
*Cenveo, Inc.	140,300	1,228
*Corrections Corporation of America	73,155	1,796
*CoStar Group, Inc.	47,600	1,988
Fastenal Company	82,460	3,434
*FTI Consulting, Inc.	41,600	1,962
*Graftech International, Ltd.	113,800	1,770
Heidrick & Struggles International, Inc.	72,240	2,257
*InnerWorkings, Inc.	233,680	1,379
*Iron Mountain Incorporated	51,561	1,173
Manpower, Inc.	35,650	1,946
*Monster Worldwide, Inc.	83,800	1,458
Robert Half International, Inc.	110,300	2,948
Roper Industries, Inc.	40,700	2,131
*Stericycle, Inc.	66,520	3,670
TransDigm Group Incorporated	37,800	1,795

		33,825

Consumer Discretionary—22.1%
*Career Education Corporation	85,025	1,982
*Chipotle Mexican Grill, Inc. Class “B”	18,465	1,628
DeVry, Inc.	37,965	2,154
*Dick’s Sporting Goods, Inc.	175,800	4,372
*Education Management LLC	88,200	1,941
Gentex Corporation	158,800	2,835
*IMAX Corporation†	130,373	1,734
Jarden Corporation	91,900	2,841
*K12, Inc.	90,750	1,839
*O’Reilly Automotive, Inc.	29,550	1,126
*P.F. Chang’s China Bistro, Inc.	65,722	2,491
*Steiner Leisure Limited†	38,200	1,519
Strayer Education, Inc.	9,300	1,976
*Tempur-Pedic International, Inc.	96,600	2,283
*Under Armour, Inc.	65,260	1,780

		32,501

Information Technology—21.0%
*Alliance Data Systems Corporation	35,700	2,306
*ANSYS, Inc.	36,100	1,569
Blackbaud, Inc.	89,800	2,122
*Cavium Networks, Inc.	84,600	2,016
*Concur Technologies, Inc.	61,800	2,642
*Cybersource Corporation	122,095	2,455
*DG Fastchannel, Inc.	86,750	2,423
*j2 Global Communications, Inc.	62,475	1,271
*McAfee, Inc.	73,100	2,966
*Silicon Laboratories, Inc.	35,260	1,704
Solera Holdings, Inc.	52,812	1,902
*Ultimate Software Group, Inc.	73,725	2,165
United Online, Inc.	351,130	2,525
*VistaPrint Limited†	47,557	2,695

		30,761

Health Care—12.1%
*athenahealth, Inc.	25,500	1,154
*Covance, Inc.	23,600	1,288
C. R. Bard, Inc.	26,800	2,088

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks —(continued)
*Haemonetics Corporation	45,600	$2,515
*HMS Holdings Corp.	39,900	1,943
*IDEXX Laboratories, Inc.	40,705	2,175
*Kensey Nash Corporation	27,900	711
Perrigo Company	57,400	2,287
*Phase Forward Incorporated	146,617	2,250
*SurModics, Inc.	60,795	1,377

		17,788

Financials—7.5%
*Affiliated Managers Group, Inc.	42,480	2,861
*First Horizon National Corporation	103,736	1,390
*FirstService Corporation†	54,400	1,040
Greenhill & Co., Inc.	17,940	1,440
HCC Insurance Holdings, Inc.	44,550	1,246
Invesco, Ltd.†	126,583	2,973

		10,950

Consumer Staples—5.2%
Alberto-Culver Company	99,150	2,904
*Green Mountain Coffee Roasters, Inc.	58,707	4,783

		7,687

Energy—4.8%
*Comstock Resources, Inc.	34,200	1,387
*Concho Resources, Inc.	50,440	2,265
Helmerich & Payne, Inc.	36,780	1,467
*Newfield Exploration Company	39,000	1,881

		7,000

Materials—1.8%
Airgas, Inc.	54,835	2,610

Total Common Stocks—97.5% (cost $115,891)		143,122

Investment in Affiliate
William Blair Ready Reserves Fund	22,696	23

Total Investment in Affiliate—0.0% (cost $23)		23

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09 due 1/4/10, repurchase price $2,438, collateralized by U.S. Treasury Bill, 0.020%, due 2/18/10	$2,438	2,438

Total Repurchase Agreement—1.7% (cost $2,438)		2,438

Total Investments—99.2% (cost $118,352)		145,583
Cash and other assets, less liabilities—0.8%		1,245

Net assets—100.0%		$146,828

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 27

GLOBAL MARKETS OVERVIEW

2009 Summary

After a rough start during the first several months of 2009, when investors remained concerned about the breadth and depth of the global financial crisis and recession, the markets rallied strongly beginning in March, after a number of banks reported better than feared results and investors began to believe that the worst was over, bidding up Financials shares as well as lower quality companies. Beginning in September, however, while the market continued to rise, the rally broadened and included sectors such as Healthcare and Consumer Staples, which were left behind the previous six months. During the entire year, Materials and Information Technology were the strongest performers, returning 70.85% and 60.25%, respectively, outperforming the other sectors, while the more defensive Utilities and Telecommunication Services were the biggest laggards, returning 11.21% and 17.06%, respectively. Global equities broadly returned 36.41% during 2009.

Regional performance was virtually a mirror image of 2008, with emerging markets performing the strongest at 82.36%, led by Latin America—specifically Brazil, which was consistently strong the entire year. Emerging Asia, which was led by China in the initial months of 2009, lagged during the remainder of the year, as China trailed, although India, Indonesia, and Taiwan were strong. After concerns about global macroeconomic risk receded during the mid part of 2009 the Central and Eastern European countries in Emerging Markets Europe Mid-East and Africa (EMEA) performed well, as did Russia, which was up 106% in 2009. During the entire year, however EMEA was the worst performing markets region, up approximately 69%, while Emerging Asia was up 79% and Latin America returned approximately 108%. Non-US small cap stocks also performed well during the year, returning 62.91%. While Europe, Australia and Far East (EAFE) lagged small cap and emerging markets during the year, it was up 33.24%, ahead of the U.S., which rose 27.86%. The difference between non-U.S. developed and U.S. stocks, however, was due to U.S. dollar depreciation, as the EAFE rose 26.17% in local terms. Within the developed markets, the more natural resource oriented economies of Pacific Ex-Japan and Canada were the strongest regions, while Pacific Ex-Japan benefited from its proximity to and integration with the strongly performing Asian emerging markets. Japan was the notable laggard, returning 6.12%.

Outlook

It is fair to assert—as far as it goes—that the global cycle is moving through a transition from government-dominated financial stabilization into a more normal recovery and expansion phase. Within that broad context, however, the world’s major economies are performing very differently, as emerging markets lead the way out of the slowdown.

China is the growth leader for the region if not the world, having improved dramatically on almost every measure over just the past six months. Both housing and auto sales in China are showing annualized growth of over 50% at this point. Electricity output, declining a year ago, has accelerated to a year-on-year increase of over 25% in the latest reading. Credit and money supply growth measures are well above trend, and fixed asset investment continues to outpace the economy as a whole.

In the U.S., while leading indicators turned up several months ago, growth rates are still generally negative. Industrial production and personal income are still declining, and retail sales only just turned positive on an annual basis, even against last year’s distressed figures. European economies are still showing dismal comparisons, and Japan is only just beginning to find some stability after a breathtakingly steep decline in output.

28 Annual Report	December 31, 2009

The result of this growth disparity between emerging and developed economies is that while they started from the same point a year ago, they now appear to be at different stages of the economic cycle. The strongest economies, especially China, are beginning to be concerned about inflation risk and monetary tightening, while the rest of the world continues to struggle to see any positive effects from its collective stimulus efforts.

‘Asset values’ in China—real estate prices, commodities, stock markets—are beginning to suggest overheating; ‘asset values’ in developed markets, not so much. In the long run, as in 2009, it probably makes more sense to own an apartment in Shanghai or a ranch in Chile than the equivalent in Luxembourg or Arizona, but what about now, when policy and cyclical pressure might be pushing in the opposite direction?

We could see a period ahead of cyclical adjustment in which emerging markets hit a growth and valuation plateau while OECD (Organization for Economic Co-Operation and Development) markets play catch-up with a delayed recovery and still-easy policy settings. In the broader context of Asia being the world’s strongest region, followed by the Western Hemisphere and Europe, a tilt toward developed market recovery would tend to favor Japan and the U.S. in a global context. Similarly, a cooling off in China’s housing and auto sectors might enable a sectoral rotation away from consumer cyclicals and commodities toward longer cycle industrial exposure and even toward more undervalued defensive areas.

Our portfolio exposure is relatively balanced in this context. We have shifted some weighting from emerging to developed Asia, but we would expect to retain at least a neutral position in emerging markets unless we saw signs that cyclical volatility was getting out of hand. We continue to favor areas exposed to investment spending in resources, industry, and infrastructure, in particular Information Technology, automation, engineering services, and electrical equipment.

December 31, 2009	William Blair Funds 29

W. George Greig

Kenneth J. McAtamney

GLOBAL GROWTH FUND

The Global Growth Fund invests in quality growth companies of all sizes around the world.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 28 for the Global Markets Overview.

The Global Growth Fund posted a 40.52% increase (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World IMI index (net) gained 36.41%.

The Fund outpaced the MSCI ACWI IMI during the fourth quarter and year to date. During the fourth quarter, stock selection across most sectors added value, as did Developed Asian and emerging markets performance. During 2009, the Fund had strong performance across most sectors with particular value added in Telecommunication Services, Consumer Staples, Consumer Discretionary, Energy, Financials and Healthcare. Within Consumer Discretionary, U.K. stock selection was strong, while emerging markets autos names added value. Consumer Staples stock selection benefited from strong performance by Wilmar International, Ltd., Anheuser-Busch Inbev S.A. NV, and emerging markets holdings, while Energy stock selection was bolstered by a focus on energy services companies, which outperformed, coupled with strong performance in the portfolio’s exploration and production companies. Financials stock selection was strong in the U.K. and in emerging markets, although more defensive positioning in well capitalized companies in Europe and the U.S. detracted from results. Finally, within Healthcare Sonova Holding AG, Express Scripts, Inc., and generic emerging markets pharmaceutical companies added value. Regionally, the Fund was bolstered by strong performance in Pacific Ex-Japan, U.K. and emerging markets. Somewhat detracting from strong absolute and relative results was the Fund’s Information Technology (IT) stock selection, particularly in the U.S., and Materials stock selection.

As of year end, the Fund maintained significant exposure in Consumer Discretionary (16.6% v. 8.6%), higher than year end 2008 as the Fund increased exposure in developed markets retailers and emerging markets auto companies. IT also increased significantly during the year from 6.8% to 12.8%. The increase in Consumer Discretionary and IT was funded by a decrease in Healthcare from approximately 15.9% to 11.3% coupled with a reduction in Telecommunication and Utilities companies. Industrials represented 16.7% of the Fund as of year end, above the Index weighting due largely to higher exposure in Developed Asia and Europe, but lower than the approximately 19% held at year end 2008. As of December 31, the Fund had approximately 16% each in Consumer Discretionary, Financials and Industrials, with significant weightings in Energy, Healthcare and IT. Regionally, the Fund’s exposure in emerging markets totaled 22.4%, higher than the 7.6% the year earlier, due to an increase in exposure particularly in emerging Asia, but also in Latin America, specifically Brazil. This change was funded by a decrease in U.K. Consumer Discretionary and Industrials holdings. The Fund remained underweighted in the United States during the entire year.

30 Annual Report	December 31, 2009

Global Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	Since Inception(a)
Global Growth Fund Class N	40.52%	(14.74)%
Global Growth Fund Class I	40.90	(14.45)
MSCI All Country World IMI (net)	36.41	(12.05)
(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2009	William Blair Funds 31

Global Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Western Hemisphere—40.5%
United States—38.3%
*Adobe Systems Incorporated (Software)	13,548	$498
American Express Company (Consumer finance)	9,356	379
Apache Corporation (Oil, gas & consumable fuels)	5,923	611
*Apple, Inc. (Computers & peripherals)	3,158	666
*Autozone, Inc. (Specialty retail)	2,447	387
C.H. Robinson Worldwide, Inc. (Air freight & logistics)	7,950	467
*Cameron International Corporation (Energy equipment & services)	11,304	473
*Cerner Corporation (Health care technology)	4,563	376
*Chipotle Mexican Grill, Inc., Class “A” (Hotels, restaurants & leisure)	2,515	222
*Discovery Communications, Inc. (Media)	12,348	379
EOG Resources, Inc. (Oil, gas & consumable fuels)	7,495	729
*Express Scripts, Inc. (Health care providers & services)	5,628	487
Gentex Corporation (Auto components)	18,588	332
*Gilead Sciences, Inc. (Biotechnology)	9,316	403
The Goldman Sachs Group, Inc. (Capital markets)	2,491	421
Goodrich Corporation (Aerospace & defense)	4,818	309
*Google, Inc. (Internet software & services)	1,160	719
Hewlett-Packard Company (Computers & peripherals)	11,555	595
J.B. Hunt Transport Services, Inc. (Road & rail)	11,222	362
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	7,047	377
*Illumina, Inc. (Life sciences tools & services)	10,934	335
Invesco Ltd. (Capital markets)†	17,420	409
JPMorgan Chase & Co. (Diversified financial services)	16,043	669
*Kohl’s Corporation (Multiline retail)	6,805	367
*McAfee, Inc. (Software)	8,413	341
*Newfield Exploration Company (Oil, gas & consumable fuels)	8,748	422
*NVR, Inc. (Household durables)	439	312
Praxair, Inc. (Chemicals)	6,987	561
Precision Castparts Corp. (Aerospace & defense)	4,156	459
*Priceline.com Incorporated (Internet & catalog retail)	2,395	523
*Silicon Laboratories Inc. (Semiconductors & semiconductor equipment)	4,016	194
*Urban Outfitters, Inc. (Specialty retail)	12,126	424
Yum! Brands, Inc. (Hotels, restaurants, & leisure)	13,406	469

		14,677

Canada—2.2%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	24,221	537
Crescent Point Energy Corp. (Oil, gas & consumable fuels)	7,865	297

		834

Issuer	Shares	Value

Common Stocks—Europe—14.1%
Belgium—1.4%
Anheuser-Busch Inbev S.A. NV (Beverages)	10,380	$537

Denmark—0.8%
Novozymes A/S (Chemicals)	3,068	319

France—2.3%
Alstom S.A. (Electrical equipment)	6,787	475
Essilor International (Health care equipment & supplies)	6,657	398

		873

Germany—1.1%
MAN SE (Machinery)	5,393	418

Ireland—1.1%
Accenture plc, Class “A” (IT services)†	10,005	415

Italy—1.5%
Ansaldo STS SpA (Transportation infrastructure)	17,258	329
Trevi Finanziaria SpA (Construction & engineering)	16,506	261

		590

Portugal—1.0%
Jeronimo Martins SGPS S.A. (Food & staples retailing)	38,503	385

Spain—0.5%
Tecnicas Reunidas S.A. (Energy equipment & services)	3,397	195

Switzerland—4.4%
Credit Suisse Group AG (Capital markets)	8,934	443
Novartis AG (Pharmaceuticals)	10,279	561
Partners Group Global Opportunities, Ltd. (Capital markets)	3,077	388
Sonova Holding AG (Health care equipment & supplies)	2,540	308

		1,700

Emerging Asia—12.1%
China—6.1%
China Life Insurance Co., Ltd. (Insurance)	96,000	470
China Railway Construction Corporation Limited (Construction & engineering)	138,500	176
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	92,000	447
China Vanke Co., Ltd. (Real estate management & development)	283,900	355
Geely Automobile Holdings Limited (Automobiles)	365,000	199
Industrial and Commercial Bank of China (Commercial banks)	463,000	381
Wasion Group Holdings Limited (Electronic equipment, instruments, & components)	302,000	314

		2,342

India—1.0%
Larsen & Toubro, Ltd. (Construction & engineering)	10,206	367

See accompanying Notes to Financial Statements.

32 Annual Report	December 31, 2009

Global Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—12.1%—(continued)
Indonesia—1.2%
PT Astra International Tbk (Automobiles)	124,000	$456

South Korea—2.9%
*Hyundai Motor Company (Automobiles)	7,035	728
*LG Household & Health Care Ltd. (Household products)	1,581	396

		1,124

Taiwan—0.9%
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	175,000	353

United Kingdom—9.3%
Amlin plc (Insurance)	52,539	303
*Autonomy Corporation plc (Software)	14,155	344
Barclays plc (Commercial banks)	92,109	406
BG Group plc (Oil, gas & consumable fuels)	20,773	375
BlueBay Asset Management plc (Capital markets)	55,971	272
Experian plc (Professional services)	59,598	589
Petrofac Limited (Energy equipment & services)	23,109	387
Standard Chartered plc (Commercial banks)	18,302	462
Vedanta Resources plc (Metals & mining)	10,317	432

		3,570

Japan—7.5%
Daikin Industries Ltd (Building products)	10,200	403
Gree, Inc. (Internet software & services)	4,000	247
Honda Motor Company, Ltd. (Automobiles)	19,900	675
Kakaku.com, Inc. (Internet software & services)	48	187
Komatsu Ltd. (Machinery)	28,800	603
Kurita Water Industries, Ltd. (Machinery)	12,100	380
Softbank Corp. (Wireless telecommunication services)	16,700	391

		2,886

Emerging Latin America—5.7%
Brazil—3.8%
BM&F Bovespa S.A. (Diversified financial services)	55,400	390
Natura Cosmeticos S.A. (Personal products)	21,600	450
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	13,101	625

		1,465

Mexico—1.9%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	159,500	711

* Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

Issuer	Shares or Principal Amount	Value

Asia—5.4%
Australia—1.9%
BHP Billiton Limited (Metals & mining)	18,502	$708

Hong Kong—3.0%
Li & Fung, Ltd. (Distributors)	96,000	397
Noble Group Limited (Trading companies & distributors)	321,000	736

		1,133

Singapore—0.5%
Wilmar International, Ltd. (Food products)	38,700	176

Emerging Europe, Mid-East, Africa—4.6%
Israel—2.3%
Israel Chemicals Limited (Chemicals)	20,839	274
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	10,853	610

		884

South Africa—2.3%
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	45,272	451
Naspers Limited (Media)	10,600	429

		880

Total Common Stocks—99.2% (cost $30,793)		37,998

Investment in Affiliate
William Blair Ready Reserves Fund	28,798	29

Total Investment in Affiliate—0.1% (cost $29)		29

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09, due 1/4/10, repurchase price $237, collateralized by U.S. Treasury Bill, 0.040%, due 3/18/10	$237	237

Total Repurchase Agreement—0.6% (cost $237)		237

Total Investments—99.9% (cost $31,059)		38,264
Cash and other assets, less liabilities—0.1%		23

Net assets—100.0%		$38,287

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 33

Global Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	16.7%
Consumer Discretionary	16.6%
Financials	16.5%
Information Technology	12.8%
Energy	12.0%
Health Care	11.3%
Consumer Staples	7.0%
Materials	6.1%
Telecommunication Services	1.0%

Total	100.0%

At December 31, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	44.4%
Pound Sterling	9.4%
Euro	7.9%
Japanese Yen	7.6%
Hong Kong Dollar	7.2%
Swiss Franc	4.5%
South Korean Won	2.9%
Singapore Dollar	2.4%
South African Rand	2.3%
Brazilian Real	2.2%
Mexican Peso	1.9%
Australian Dollar	1.8%
Indonesian Rupiah	1.2%
Indian Rupee	1.0%
All Other Currencies	3.3%

Total	100.0%

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2009

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 28 for the Global Markets Overview.

The International Growth Fund posted a 42.27% increase (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), gained 43.60%.

The Fund outpaced the Index during the fourth quarter but slightly trailed it for the year. Fourth quarter performance was bolstered by strong stock selection in Consumer Staples, Consumer Discretionary, Healthcare and Industrials, in addition to good performance in Developed Asian and emerging markets holdings. Also adding to results was the Fund’s overall regional positioning, although sector positioning and European stock selection detracted from results. During 2009, stock selection was strong across most sectors. A number of the areas of underperformance during 2008 were strong contributors to results during 2009, as was general regional positioning. In particular, Consumer Staples stock selection was strong, augmented by performance in agriculture related companies, coupled with strong results in consumer products holdings. Energy stock selection was also a significant driver of absolute and relative results, given strong performance in a number of the Fund’s energy services and high production growth exploration and production companies. Information Technology stock selection added value due to the weighting and performance of U.K. stocks, coupled with performance in emerging markets technology companies. The key detractors from 2009 relative performance were the quality bias of the Fund in mid-year, coupled with overall sector positioning. Specifically, the Fund’s underweighting in Materials, particularly in mining, was a key detractor from overall results, as Materials was the strongest performing sector during the year.

Portfolio structure changed significantly during 2009 as the Fund moved from a more defensive structure, to one with more exposure to global growth. As of year end the Fund maintained its focus in Consumer Staples and Consumer Discretionary stocks, totaling 25.3%, with a tilt towards Consumer Discretionary, which at 15.4% of the Fund, was above the 9.2% Index weighting. We reduced exposure in Consumer Discretionary from September 30, however, from 19.7%, largely in Japan and Europe, although we also reduced exposure to Emerging Asian Discretionary on valuation concerns. Financials was also marginally reduced from 18.5% of the Fund to 16.8% and remained underweighted versus the 25.9% Index weighting, largely through reductions in developed markets. Energy and Materials exposure increased to 11.0% and 10.2%, respectively, although Materials remained underweighted versus the Index, particularly in Mining holdings. We also increased Healthcare from 5.7% to 7.1%, as this sector underperformed significantly in 2009 and fundamentals appeared sound. Regionally, the Fund remained underweighted in developed Asia and Europe Ex-U.K. in favor of emerging markets and the U.K. Emerging markets, which represented 26.0% of the Fund as of September 30 increased to 29.3%, due both to market appreciation, coupled with additional exposure in Asian and Emerging Markets Europe, Mid-East and Africa (EMEA) and Latin America.

December 31, 2009	William Blair Funds 35

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	5 Year	10 Year
International Growth Fund Class N	42.27%	(7.12)%	3.70%	3.12%
International Growth Fund Class I	42.63	(6.84)	4.00	3.40
MSCI All Country World Ex-U.S. IMI (net)	43.60	(3.43)	6.04	2.73

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

36 Annual Report	December 31, 2009

International Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—23.5%
Belgium—1.9%
Anheuser-Busch InBev S.A. NV (Beverages)	1,139,819	$59,005
Colruyt S.A. (Food & staples retailing)	109,339	26,378

		85,383

Denmark—1.0%
Novo-Nordisk A/S (Pharmaceuticals)	394,150	25,163
Novozymes A/S (Chemicals)	115,632	12,030
SimCorp A/S (Software)	44,313	8,311

		45,504

Finland—0.3%
F-Secure Corporation OYJ (Software)	1,572,036	6,157
Kone OYJ (Machinery)	86,858	3,722
Nokian Renkaat OYJ (Auto components)	213,089	5,167

		15,046

France—6.5%
Alstom S.A. (Electrical equipment)	616,375	43,107
April Group S.A. (Insurance)	372,202	12,902
bioMerieux S.A. (Health care equipment & supplies)	89,777	10,489
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	405,821	20,931
Essilor International (Health care equipment & supplies)	615,700	36,826
*Gemalto NV (Computers & peripherals)	150,280	6,538
Hermes International S.C.A. (Textiles, apparel & luxury goods)	161,455	21,493
L’ Air Liquide S.A. (Chemicals)	562,781	66,930
Orpea (Health care providers & services)	200,374	9,067
Schneider Electric S.A. (Electrical equipment)	273,491	31,800
Vinci S.A. (Construction & engineering)	539,886	30,380

		290,463

Germany—2.0%
BASF Group (Chemicals)	950,299	58,815
MAN SE (Machinery)	375,765	29,156

		87,971

Ireland—0.3%
Paddy Power plc (Hotels, restaurants & leisure)	376,986	13,324

Italy—0.5%
Ansaldo STS SpA (Transportation infrastructure)	580,249	11,059
Diasorin SpA (Health care equipment & supplies)	279,978	9,950

		21,009

Netherlands—0.2%
BinckBank N.V. (Capital markets)	413,636	7,409

Norway—1.1%
*Norwegian Air Shuttle ASA (Airlines)	196,521	3,886
Opera Software ASA (Internet software & services)	1,021,357	3,525
Statoil ASA (Oil, gas & consumable fuels)	1,714,700	42,764

		50,175

Issuer	Shares	Value

Common Stocks—Europe—23.5%—(continued)
Portugal—0.7%
Jeronimo Martins SGPS S.A. (Food & staples retailing)	3,001,017	$30,013

Spain—2.4%
Banco Santander, S.A. (Commercial banks)	2,641,757	43,654
Tecnicas Reunidas S.A. (Energy equipment & services)	317,805	18,277
Telefonica, S.A. (Diversified telecommunication services)	1,546,797	43,293

		105,224

Sweden—0.4%
Hennes & Maurtiz AB, Class “B” (Specialty retail)	351,225	19,471

Switzerland—6.2%
*ABB Ltd. (Electrical equipment)	1,560,155	30,063
*Actelion, Ltd. (Biotechnology)	385,013	20,564
Credit Suisse Group AG (Capital markets)	802,234	39,744
Kuehne & Nagel International AG (Marine)	191,605	18,630
Novartis AG (Pharmaceuticals)	1,042,843	56,949
*Orascom Development (Hotels, restaurants & leisure)	85,737	6,040
Partners Group Global Opportunities, Ltd. (Capital markets)	215,177	27,131
SGS S.A. (Professional services)	25,338	33,078
Sika AG (Chemicals)	8,156	12,682
Sonova Holding AG (Health care equipment & supplies)	193,309	23,419
*Temenos Group AG (Software)	324,835	8,371

		276,671

United Kingdom—19.8%
Aberdeen Asset Management plc (Capital markets)	3,591,917	7,718
Admiral Group plc (Insurance)	876,122	16,752
Aggreko plc (Commercial services & supplies)	768,132	11,467
AMEC plc (Energy equipment & services)	2,083,568	26,546
Amlin plc (Insurance)	2,976,907	17,189
Antofagasta plc (Metals & mining)	2,736,453	43,530
Ashmore Group plc (Capital markets)	2,360,366	10,329
*ASOS plc (Internet & catalog retail)	1,122,319	8,817
*Autonomy Corporation plc (Software)	1,460,963	35,479
AVEVA Group plc (Software)	321,472	5,229
Barclays plc (Commercial banks)	9,752,751	42,975
Bellway plc (Household durables)	656,225	8,650
*The Berkeley Group Holdings plc (Household durables)	811,482	10,703
BG Group plc (Oil, gas & consumable fuels)	2,494,495	45,041
BHP Billiton Limited (Metals & mining)	1,451,555	46,276
*Blinkx plc (Internet software & services)	6,265,874	1,696
BlueBay Asset Management plc (Capital markets)	2,027,405	9,867
British Sky Broadcasting Group plc (Media)	4,681,813	42,290
Britvic plc (Beverages)	1,768,203	11,595
Capita Group plc (Professional services)	1,764,446	21,335
Chemring Group plc (Aerospace & defense)	373,967	17,653
*Climate Exchange plc (Diversified financial services)	574,271	5,876

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 37

International Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—19.8% —(continued)
*Dana Petroleum plc (Oil, gas & consumable fuels)	587,934	$11,124
Experian plc (Professional services)	2,453,970	24,240
*Heritage Oil plc (Oil, gas, & consumable fuels)	1,895,813	13,301
Michael Page International plc (Professional services)	1,922,594	11,706
Mothercare plc (Multiline retail)	715,393	7,852
NEXT plc (Multiline retail)	1,391,378	46,522
Petrofac Limited (Energy equipment & services)	1,471,721	24,637
Reckitt Benckiser plc (Household products)	853,066	46,177
Rightmove plc (Media)	706,286	5,735
*Rolls-Royce Group plc (Aerospace & defense)	4,960,442	38,629
Rotork plc (Electronic equipment & instruments)	1,384,025	26,446
RPS Group plc (Commercial services & supplies)	3,819,563	13,354
Serco Group plc (Commercial services & supplies)	2,473,462	21,094
Standard Chartered plc (Commercial banks)	2,575,511	65,021
*Telecity Group plc (Internet software & services)	772,692	4,763
Ultra Electronic Holdings plc (Aerospace & defense)	559,434	12,366
Vedanta Resources plc (Metals & mining)	807,693	33,782
VT Group plc (Aerospace & defense)	2,307,731	19,262
The Weir Group plc (Machinery)	1,144,989	13,205

		886,229

Emerging Asia—18.3%
China—4.8%
China High Speed Transmission (Electrical equipment)	6,454,000	15,670
China Railway Construction Corporation Limited (Construction & engineering)	6,759,500	8,613
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	4,383,000	21,276
*China Zhongwang Holdings Limited (Metals & mining)	16,523,600	13,162
CNOOC Limited (Oil, gas & consumable fuels)	19,042,000	29,666
Dongfeng Motor Group Company Limited (Automobiles)	27,552,000	39,343
Geely Automobile Holdings Limited (Automobiles)	15,555,000	8,490
Hengan International Group Co., Ltd. (Personal products)	2,794,000	20,687
Industrial and Commercial Bank of China (Commercial banks)	52,759,000	43,450
Minth Group, Ltd. (Auto components)	4,842,000	7,108
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	1,668,000	5,559

		213,024

India—5.3%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	833,639	42,916
Hero Honda Motors Limited (Automobiles)	882,287	32,451

Issuer	Shares	Value

Common Stocks—Emerging Asia—18.3%—(continued)
India—(continued)
Housing Development Finance Corp. (Thrifts & mortgage finance)	378,431	$21,652
India Infoline Limited (Capital markets)	1,543,746	4,246
Infosys Technologies Limited (IT services)	802,427	44,659
Jindal Steel & Power Limited (Metals & mining)	1,754,556	26,396
Larsen & Toubro, Ltd. (Construction & engineering)	628,127	22,615
Lupin Limited (Pharmaceuticals)	282,257	8,916
Reliance Industries Limited (Oil, gas, & consumable fuels)	1,504,943	35,164

		239,015

Indonesia—2.4%
PT Astra International Tbk (Automobiles)	8,895,000	32,702
PT Bank Rakyat Indonesia (Commercial banks)	39,191,500	31,500
PT London Sumatra Indonesia (Food products)	11,030,500	9,714
PT Telekomunikasi Indonesia Tbk (Diversified telecommunication services)	6,339,000	6,310
PT United Tractors Tbk (Machinery)	17,340,000	28,397

		108,623

Malaysia—0.9%
CIMB Group Holdings Berhad (Commercial banks)	4,608,000	17,244
IOI Corporation Berhad (Food products)	8,232,060	13,108
Kuala Lampur Kepg (Food products)	1,883,200	9,056

		39,408

Papua New Guinea—0.3%
Oil Search Limited (Oil, gas, & consumable fuels)	2,150,391	11,790

South Korea—2.2%
*Amorepacific Corporation (Personal products)	15,606	12,513
*Hyundai Mobis (Auto components)	112,143	16,433
*Hyundai Motor Company (Automobiles)	239,742	24,816
*LG Household & Health Care, Ltd. (Household products)	112,678	28,190
*MegaStudy Co., Ltd. (Diversified consumer services)	81,723	16,800

		98,752

Taiwan—2.2%
MediaTek Inc. (Semiconductors & semiconductor equipment)	1,060,000	18,417
Siliconware Precision Industries Co., Ltd. (Semiconductors & semiconductor equipment)	12,748,000	17,377
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	23,184,000	46,727
Yuanta Financial Holding Co., Ltd. (Capital markets)	21,161,000	15,483

		98,004

Thailand—0.2%
CP ALL PCL (Food & staples retailing)	12,244,000	9,108

See accompanying Notes to Financial Statements.

38 Annual Report	December 31, 2009

International Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—10.7%
Canon, Inc. (Office electronics)	1,114,300	$47,401
Daikin Industries, Ltd. (Building products)	876,600	34,623
Fanuc, Ltd. (Machinery)	308,300	28,734
Gree, Inc. (Internet software & services)	154,100	9,528
Honda Motor Company, Ltd. (Automobiles)	1,046,800	35,517
Hoya Corporation (Electronic equipment, instruments & components)	815,600	21,762
Jupiter Telecommunications Co., Ltd. (Media)	26,203	25,929
kabu.com Securities Co., Ltd. (Capital markets)	4,881	4,714
Kakaku.com, Inc. (Internet software & services)	1,720	6,686
Keyence Corporation (Electronic equipment, instruments & components)	140,900	29,243
Komatsu, Ltd. (Machinery)	1,660,100	34,753
K’s Holdings Corporation (Specialty retail)	321,100	9,639
Kurita Water Industries, Ltd. (Machinery)	613,300	19,268
Miraca Holdings, Inc. (Health care equipment & supplies)	205,500	5,656
Misumi Group, Inc. (Trading companies & distributors)	459,200	7,860
Nitori Company, Ltd. (Specialty retail)	192,670	14,341
Park24 Co., Ltd. (Commercial services & supplies)	550,000	5,850
Point, Inc. (Specialty retail)	265,240	14,820
Softbank Corp. (Wireless telecommunication services)	2,376,200	55,705
Start Today Co., Ltd. (Internet & catalog retail)	4,014	7,345
Terumo Corporation (Health care equipment & supplies)	475,200	28,640
Unicharm Petcare (Food products)	170,600	5,211
USS Co., Ltd. (Specialty retail)	6,580	402
YAHOO! Japan Corporation (Internet software & services)	81,781	24,589

		478,216

Asia—7.6%
Australia—4.0%
BHP Billiton Limited—ADR (Metals & mining)	1,497,249	57,295
Energy Resources of Australia Limited (Oil, gas & consumable fuels)	453,536	9,679
JB Hi-Fi Limited (Specialty retail)	693,506	13,999
QBE Insurance Group Limited (Insurance)	2,479,370	56,580
SEEK Limited (Professional services)	380,454	2,349
WorleyParsons Limited (Energy equipment & services)	1,482,093	38,483

		178,385

Hong Kong—2.1%
Li & Fung, Ltd. (Distributors)	12,202,000	50,448
Noble Group Limited (Trading companies & distributors)	19,392,240	44,481

		94,929

Singapore—1.5%
Capitaland, Ltd. (Real estate management & development)	7,546,000	22,386
*CapitaMalls Asia Limited (Real estate management & development)	7,032,000	12,714

Issuer	Shares	Value

Common Stocks—Asia—7.6%—(continued)
Singapore—(continued)
Olam International, Ltd. (Food & staples retailing)	7,045,400	$13,237
Wilmar International, Ltd. (Food products)	4,431,000	20,148

		68,485

Emerging Latin America—5.7%
Brazil—4.3%
BM&F Bovespa S.A. (Diversified financial services)	2,533,600	17,827
Cyrela Brazil Realty S.A. (Household durables)	488,100	6,869
Diagnosticos da America S.A. (Health care providers & services)	242,900	7,951
*GP Investments, Ltd. (Capital markets)	2,289,700	13,415
*Hypermarcas S.A. (Personal products)	778,553	17,888
Localiza Rent a Car S.A. (Road & rail)	1,380,800	15,323
Lojas Renner S.A. (Multiline retail)	597,300	13,483
MRV Engenharia e Participacoes; S.A. (Household durables)	1,111,464	9,002
Natura Cosmeticos S.A. (Personal products)	1,518,900	31,678
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas, & consumable fuels)	1,648,200	16,189
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	584,400	5,824
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,274,526	30,491
SLC Agricola S.A. (Food products)	619,200	5,797

		191,737

Chile—0.0%
Banco Santander Chile—GDR (Commercial Banks)	17,091	1,107

Mexico—0.8%
Banco Compartamos S.A. de C.V. (Consumer finance)	1,776,700	9,170
*Megacable Holdings S.A.B. de C.V. (Media)	1,688,400	3,562
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	4,970,800	22,152

		34,884

Panama—0.2%
Copa Holdings, S.A. (Airlines)†	178,644	9,731

Peru—0.4%
Credicorp, Ltd. (Commercial banks)†	255,541	19,682

Canada—5.5%
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	1,582,119	35,091
Canadian Western Bank (Commercial banks)	249,000	5,224
*Consolidated Thompson (Metals & mining)	1,244,020	8,041
Crescent Point Energy Corp. (Oil, gas & consumable fuels)	837,300	31,615
First Quantum Minerals Ltd. (Metals & mining)	443,392	34,027
Niko Resources Ltd. (Oil, gas, & consumable fuels)	298,345	28,070
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	1,401,531	20,704

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 39

International Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Canada—5.5%—(continued)
PetroBakken Energy Ltd. (Oil, gas & consumable fuels)	701,469	$21,684
Royal Bank of Canada (Commercial banks)	656,292	35,392
Tim Hortons, Inc. (Hotels, restaurants & leisure)	906,050	27,835

		247,683

Emerging Europe, Mid-East, Africa—5.3%
Israel—1.4%
Israel Chemicals Limited (Chemicals)	1,892,570	24,852
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	675,331	37,940

		62,792

Egypt—0.1%
Egyptian Financial Group—Hermes Holding S.A.E. (Capital markets)	1,052,537	4,793

South Africa—2.8%
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	2,127,753	21,185
Naspers Limited (Media)	1,310,100	53,020
Shoprite Holdings Limited (Food & staples retailing)	1,660,246	14,597
Standard Bank Group Limited (Commercial banks)	1,711,559	23,508
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	866,489	12,589

		124,899

Turkey—1.0%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	456,372	21,223
Turkiye Garanti Bankasi A.S. (Commercial banks)	5,211,424	22,200

		43,423

* Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the Fund’s net assets at December 31, 2009. This security was also deemed illiquid pursuant to the Fund/Advisor’s Liquidity Procedures.

Issuer	Shares or Principal Amount	Value

Emerging Europe, Mid-East, Africa—5.3%—(continued)
United Arab Emirates—0.0%
First Gulf Bank PJSC (Commercial banks)	267,134	$1,166

Total Common Stocks—96.4% (cost $3,424,953)		4,313,528

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**	$2,875	1,777

Total Convertible Bond—0.1% (cost $1,504)		1,777

Investment in Affiliate
William Blair Ready Reserves Fund	6,375,915	6,376

Total Investment in Affiliate—0.1% (cost $6,376)		6,376

Short-Term Investment
American Express Credit Corp. Demand Note, VRN 0.081%, due 1/4/10	$6,000	6,000

Total Short-Term Investment—0.1% (cost $6,000)		6,000

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/09, due 1/4/10, repurchase price $86,880, collateralized by FNMA, 4.875%, due 12/15/16, and by FNMA, 4.375%, due 7/17/2013	$86,880	86,880

Total Repurchase Agreement—2.0% (cost $86,880)		86,880

Total Investments—98.7% (cost $3,525,713)		4,414,561
Cash and other assets, less liabilities—1.3%		58,847

Net assets—100.0%		$4,473,408

See accompanying Notes to Financial Statements.

40 Annual Report	December 31, 2009

International Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	18.0%
Financials	16.8%
Consumer Discretionary	15.4%
Energy	11.0%
Materials	10.2%
Consumer Staples	9.9%
Information Technology	8.6%
Health Care	7.1%
Telecommunication Services	2.5%
Utilities	0.5%

Total	100.0%

At December 31, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.5%
Euro	15.2%
Japanese Yen	11.1%
Swiss Franc	6.4%
Hong Kong Dollar	6.1%
Indian Rupee	5.5%
Canadian Dollar	4.9%
Brazilian Real	4.5%
Australian Dollar	4.4%
South African Rand	2.9%
Singapore Dollar	2.6%
Indonesian Rupiah	2.5%
United States Dollar	2.4%
South Korean Won	2.3%
New Taiwan Dollar	2.3%
Norwegian Krone	1.2%
Danish Krone	1.1%
Turkish Lira	1.0%
All Other Currencies	3.1%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 41

W. George Greig

David Merjan

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World Ex-U.S. IMI Index (net).

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 28 for the Global Markets Overview.

The International Equity Fund posted a 32.69% increase (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net) (the “Index”), gained 43.60%.

The Fund outpaced the Index during the first and fourth quarters but lagged for the year. Fourth quarter performance was bolstered by strong stock selection in Consumer Discretionary, Energy, Industrials and Telecommunication Services in addition to good performance in Developed and emerging Asian and Emerging Markets, Europe, Mid-East and Africa (EMEA) holdings. The key detractors from 2009 relative performance were the quality bias of the Fund in mid-year, coupled with a more conservative sector positioning during the initial stages of the rally. Specifically, the Fund’s underweighting in Materials and Financials and overweighting in Healthcare detracted over 6% in relative performance during the period. Augmenting performance was strong Energy, Healthcare, Materials and Telecommunication stock selection. In particular, the Fund’s Energy stocks outperformed the Index by over 35% during the year with strong performance in a number of the Fund’s energy services and high production growth exploration and production companies. Developed European and Japanese Healthcare stocks performed well, while the Fund’s mining names bolstered results.

As of year end the Fund maintained its focus in Industrials and Information Technology at 20.0% and 12.7% of the Fund, respectively, and these sectors were the most overweighted versus the Index. While absolute exposure was reduced throughout the year to 8.9%, Healthcare remained overweighted versus the broad Index at year end. Exposure to Financials totaled 18.7%, down marginally from September 30 through a reduction in developed markets exposure, although the weighting remained well below the Index, as it did throughout the year. Materials holdings totaled 5.1% at year end, well below the 11.1% weighting in the Index. Regionally, the Fund remained underweighted in Developed Asia and Canada in favor of the U.K.. Emerging markets approximated the benchmark at approximately 20.8% of the Fund, with a tilt towards Emerging Asia.

42 Annual Report	December 31, 2009

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	5 Year	Since Inception(a)
International Equity Fund Class N	32.69%	(7.16)%	1.73%	3.82%
International Equity Fund Class I	32.93	(6.94)	1.97	4.10
MSCI All Country World Ex-U.S. IMI (net)	43.60	(3.43)	6.04	9.20
(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2009	William Blair Funds 43

International Equity Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—31.7%
Belgium—2.5%
Anheuser-Busch Inbev S.A. N.V. (Beverages)	144,870	7,500

Denmark—1.3%
Novo-Nordisk A/S (Pharmaceuticals)	59,889	$3,823

France—5.9%
Alstom S.A. (Electrical equipment)	61,599	4,308
AXA (Insurance)	113,135	2,656
Iliad S.A. (Diversified telecommunication services)	26,033	3,111
Schneider Electric S.A. (Electrical equipment)	35,842	4,167
Vinci S.A. (Construction & engineering)	57,407	3,230

		17,472

Germany—3.4%
E. ON AG (Electric utilities)	70,052	2,940
MAN SE (Machinery)	41,528	3,222
SAP AG (Software)	85,343	4,069

		10,231

Ireland—2.6%
CRH plc (Materials)	149,358	4,061
* Ryanair Holdings plc—ADR (Airlines)	132,011	3,541

		7,602

Italy—1.7%
Saipem SpA (Energy equipment & services)	144,413	4,984

Netherlands—1.0%
* Qiagen N.V. (Life sciences tools & services)	138,654	3,123

Spain—4.8%
Banco Santander S.A. (Commercial banks)	255,085	4,215
Inditex Group (Specialty retail)	74,344	4,643
Telefonica, S.A. (Diversified telecommunication services)	198,398	5,553

		14,411

Switzerland—8.5%
* ABB, Ltd. (Electrical equipment)	185,210	3,569
* Actelion, Ltd. (Biotechnology)	52,820	2,821
Credit Suisse Group AG (Capital markets)	111,305	5,514
Julius Baer Holding, Ltd. (Capital markets)	46,877	1,649
Nestle S.A. (Food products)	52,099	2,529
Roche Holdings AG (Pharmaceuticals)	27,019	4,621
Sonova Holding AG (Health care equipment & supplies)	13,953	1,690
Zurich Financial Services (Insurance)	13,601	2,974

		25,367

United Kingdom—18.3%
AMEC plc (Energy equipment & services)	169,630	2,161
Amlin plc (Insurance)	250,883	1,449
* Autonomy Corporation plc (Software)	159,082	3,863
Barclays plc (Commercial banks)	757,691	3,339
BG Group plc (Oil, gas & consumable fuels)	322,559	5,824
British Sky Broadcasting Group plc (Media)	579,780	5,237
Capita Group plc (Professional services)	171,632	2,075
Experian plc (Professional services)	241,165	2,382
HSBC Holdings plc (Commercial banks)	252,304	2,870
Petrofac Limited (Energy equipment & services)	151,819	2,542
Reckitt Benckiser plc (Household products)	100,877	5,461

Issuer	Shares	Value

Common Stocks—United Kingdom—18.3%—(continued)
* Rolls-Royce Group plc (Aerospace & defense)	606,763	$4,725
Rotork plc (Electronic equipment & instruments)	81,441	1,556
Standard Chartered plc (Commercial banks)	124,908	3,153
Tullow Oil plc (Oil, gas & consumable fuels)	168,606	3,537
Vedanta Resources plc (Metals & mining)	108,739	4,548

		54,722

Emerging Asia—13.5%
China—5.2%
China Life Insurance Co., Ltd. (Insurance)	739,000	3,616
China Overseas Land & Investment, Ltd. (Real estate management & development)	1,360,000	2,850
China Railway Construction Corporation Limited (Construction & engineering)	1,952,000	2,487
CNOOC Limited (Oil, gas & consumable fuels)	2,109,000	3,286
Li Ning Company Limited (Textiles, apparel & luxury goods)	829,000	3,143

		15,382

India—3.8%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	56,871	2,928
* Cairn India, Ltd. (Oil, gas & consumable fuels)	369,339	2,228
HDFC Bank, Ltd.—ADR (Commercial banks)	14,646	1,905
Infosys Technologies, Limited (IT services)	78,650	4,377

		11,438

Indonesia—0.9%
PT Bank Rakyat Indonesia (Commercial banks)	3,299,500	2,652

South Korea—1.7%
* Hyundai Motor Company (Automobiles)	47,554	4,922

Taiwan—1.9%
MediaTek Inc. (Semiconductors & semiconductor equipment)	156,312	2,716
Taiwan Semiconductor, Ltd. (Semiconductors & semiconductor equipment)	1,402,344	2,826

		5,542

Japan—12.7%
Canon Inc. (Office electronics )	103,800	4,415
Daikin Industries, Ltd. (Building product)	75,500	2,982
Fast Retailing Co., Ltd. (Specialty retail)	13,400	2,518
Honda Motor Co., Ltd. (Automobiles)	112,300	3,810
Hoya Corporation (Electronic equipment, instruments & components )	113,700	3,034
Jupiter Telecommunications Co., Ltd. (Media)	3,017	2,985
Keyence Corporation (Electronic equipment, instruments & components )	18,900	3,923
Kurita Water Industries, Ltd (Machinery)	125,800	3,952
Mitsubishi Corporation (Trading companies & distribution)	184,200	4,588
Nippon Electric Glass Co., Ltd. (Electronic equipment, instruments & components )	191,000	2,629
Terumo Corporation (Health care equipment & supplies)	48,900	2,947

		37,783

See accompanying Notes to Financial Statements.

44 Annual Report	December 31, 2009

International Equity Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Asia—7.0%
Australia—2.7%
BHP Billiton Limited—ADR (Metals & mining)	40,880	$3,131
Woolworths Limited (Food & staples retailing)	95,278	2,390
WorleyParsons Limited (Energy equipment & services)	99,977	2,596

		8,117

Hong Kong—2.6%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	153,600	1,452
Li & Fung, Ltd. (Distributors)	778,000	3,216
Noble Group Limited (Trading companies & distributors)	1,289,000	2,957

		7,625

Singapore—1.7%
Capitaland, Ltd. (Real estate management & development)	1,200,000	3,560
Wilmar International, Ltd.—ADR (Food products)	340,000	1,546

		5,106

Canada—6.0%
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	133,733	2,966
Canadian National Railway Company (Road & rail)†	89,341	4,857
Goldcorp Holdings Co. (Metals & mining)†	82,377	3,241
* Research In Motion Limited (Communications equipment)†	31,400	2,121
Royal Bank of Canada (Commercial banks)	54,532	2,941
Tim Hortons, Inc. (Hotels, restaurants & leisure)	56,352	1,731

		17,857

Emerging Europe, Mid-East, Africa—4.7%
Israel —2.3%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	121,966	6,852

South Africa —1.5%
Naspers, Ltd. (Media)	109,600	4,436

Turkey —0.9%
Turkiye Garanti Bankasi A.S. (Commercial banks)	614,632	2,618

* Non-income producing securities

† = U.S. Listed Foreign Common Stock

ADR = American Depository Receipt

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—2.6%

Emerging Latin America—2.6%
Brazil—2.4%
BM&F Bovespa S.A. (Diversified financial services)	501,871	$3,531
Petroleo Brasileiro S.A.- ADR (Oil, gas & consumable fuels)	27,328	1,303
Weg S.A. (Machinery)	210,200	2,222

		7,056

Mexico—0.2%
Wal-Mart de Mexico Sab de C.V. (Food & staples retailing)	168,500	751

Total Common Stocks—96.5% (cost $227,379)		287,372

Preferred Stock
Brazil—1.2%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	176,723	3,724

Total Preferred Stock—1.2% (cost $1,941)		3,724

Investment in Affiliate
William Blair Ready Reserves Fund	4,954	5

Total Investment in Affiliate—0.0% (cost $5)		5

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09 due 1/4/10, repurchase price $6,386, collateralized by U.S. Treasury Bill, 0.020%, due 2/18/10	$6,386	6,386

Total Repurchase Agreement—2.1% (cost $6,386)		6,386

Total Investments—99.8% (cost $235,711)		297,487
Cash and other assets, less liabilities—0.2%		681

Net assets—100.0%		$298,168

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 45

International Equity Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	20.0%
Financials	18.7%
Information Technology	12.7%
Consumer Discretionary	12.6%
Energy	11.1%
Health Care	8.9%
Consumer Staples	6.9%
Materials	5.1%
Telecommunication Services	3.0%
Utilities	1.0%

Total	100.0%

At December 31, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	21.2%
British Pound Sterling	17.8%
Japanese Yen	13.0%
U.S. Dollar	9.6%
Swiss Franc	8.7%
Hong Kong Dollar	7.9%
Indian Rupee	3.9%
Brazilian Real	3.3%
Singapore Dollar	2.8%
New Taiwan Dollar	1.9%
Australian Dollar	1.7%
South Korean Won	1.7%
Canadian Dollar	1.6%
South African Rand	1.5%
Danish Krone	1.3%
All Other Currencies	2.1%

Total	100.0%

See accompanying Notes to Financial Statements.

46 Annual Report	December 31, 2009

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 28 for the Global Markets Overview.

The International Small Cap Growth Fund posted a 57.10% increase (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net) (the “Index”), gained 62.91%.

The Fund outpaced the Index during the fourth quarter, but trailed it for the year. Fourth quarter performance was bolstered by strong stock selection across most sectors and regions. In particular, Consumer Discretionary and Consumer Staples stock selection was strong in Europe and emerging markets, mining exposure added value within Materials, and Information Technology (IT) stock selection was strong across most regions. During 2009, the Fund trailed the ACWI Ex-U.S. Small Cap Index but was well ahead of the World Ex-U.S. Small Cap Index. Augmenting performance was good stock selection across most sectors and regions, with significant value added in Consumer Staples, Energy, IT and Materials. Within Energy, a number of the service companies that were significant detractors from 2008 performance added value in 2009, while Baidu, Inc., Aixtron Aktiengesellschaft AG, Autonomy Corporation plc, ASM Pacific Technology Limited and Gree, Inc. performed strongly in IT. Detracting from 2009 results, however, was the Fund’s underweightings in the strong Materials sector and Asian emerging markets, coupled with Japanese Consumer Discretionary, Consumer Staples and IT stock selection.

As of December 31, the Fund maintained its focus on Consumer Staples and Consumer Discretionary, Industrials and IT at 7.9%, 18.6%, 21.7% and 15.9% of the Fund, respectively. Financials, which represented 12.6% of the Fund as of year-end, remained underweighted versus the ACWI Ex-U.S. Small Cap Index, while the 12.2% Healthcare exposure was nearly double the Index weighting. The Fund was most underweighted in Financials and Materials and most overweighted in Healthcare and IT as of year end. Regionally, the Fund was overweighted in Europe (31.4% v. 26.9%) and the U.K. (21.0% v. 14.1%), and underweighted in emerging markets (14.4% v. 24.2%). During the quarter we reduced exposure in Japan across most sectors from 20.3% to 17.4%.

December 31, 2009	William Blair Funds 47

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	Since Inception(a)
International Small Cap Growth Fund Class N	57.10%	(5.06)%	3.38%
International Small Cap Growth Fund Class I	57.51	(4.73)	3.71
MSCI AC World Ex-U.S. Small Cap Index (net)	62.91	(3.52)	5.59
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

48 Annual Report	December 31, 2009

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—30.5%
Austria—0.3%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	23,296	$1,143

Denmark—0.2%
SimCorp A/S (Software)	4,690	880

Finland—0.7%
F-Secure OYJ (Software)	426,058	1,669
Nokian Renkaat OYJ (Auto components)	47,262	1,146

		2,815

France—6.2%
April Group S.A. (Insurance)	96,389	3,341
bioMerieux S.A. (Health care equipment & supplies)	82,366	9,624
*Boursorama (Capital markets)	137,625	1,903
EDF Energies Nouvelles S.A. (Independent power providers & energy trader)	72,503	3,739
*Gemalto N.V. (Computers & peripherals)	94,859	4,127
Orpea (Heath care providers & services)	33,725	1,526

		24,260

Germany—5.9%
Aixtron Aktiengesellschaft AG (Semiconductors & semiconductor equipment)	216,882	7,289
CTS Eventim AG (Media)	66,977	3,278
*Qiagen N.V. (Life sciences tools & services)	351,553	7,917
Wire Card AG (IT services)	319,676	4,420

		22,904

Greece—0.2%
Jumbo S.A. (Specialty retail)	83,034	1,050

Ireland—1.9%
*Norkom Group plc (Software)	215,133	453
Paddy Power plc (Hotels, restaurants, & leisure)	191,412	6,765

		7,218

Italy—3.1%
Ansaldo STS SpA (Transportation infrastructure)	190,132	3,624
Diasorin SpA (Health care equipment & supplies)	108,514	3,856
Trevi Finanziaria SpA (Construction & engineering)	296,946	4,700

		12,180

Luxembourg—1.8%
Oriflame Cosmetics S.A. (Personal products)	116,775	6,963

Netherlands—1.0%
BinckBank N.V. (Capital markets)	219,226	3,927

Norway—0.6%
*Norwegian Air Shuttle ASA (Airlines)	72,356	1,431
Opera Software ASA (Internet software & services)	263,405	909

		2,340

Portugal—0.6%
Jeronimo Martins (Food & staples retailing)	249,376	2,494

Issuer	Shares	Value

Common Stocks—Europe—30.5%—(continued)
Spain—2.0%
Tecnicas Reunidas S.A. (Energy equipment & services)	138,577	$7,970

Switzerland—6.0%
*Orascom Development Holding AG (Hotels, restaurants & leisure)	35,906	2,530
Partners Group Global Opportunities, Ltd. (Capital markets)	69,004	8,700
Sika AG (Chemicals)	2,571	3,998
*Temenos Group AG (Software)	312,986	8,065

		23,293

United Kingdom—20.5%
Aberdeen Asset Management plc (Capital markets)	1,605,702	3,450
Aggreko plc (Commercial services & supplies)	489,918	7,314
Amlin plc (Insurance)	1,239,802	7,159
Ashmore Group plc (Capital markets)	530,967	2,324
*ASOS plc (Internet & catalog retail)	100,775	792
AVEVA Group plc (Software)	71,776	1,167
*The Berkeley Group Holdings plc (Household durables)	194,633	2,567
*Blinkx plc (Internet software & services)	3,979,517	1,077
BlueBay Asset Management plc (Capital markets)	174,222	848
Britvic plc (Beverages)	643,852	4,222
*Ceres Power Holdings plc (Electrical equipment)	262,261	676
Chemring Group plc (Aerospace & defense)	113,780	5,371
Connaught plc (Commercial services & supplies)	197,416	1,130
*Dana Petroleum plc (Oil, gas, & consumable fuels)	314,492	5,951
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	206,254	990
*Heritage Oil plc (Oil, gas, & consumable fuels)	142,573	1,000
Intertek Group plc (Professional services)	101,882	2,059
Michael Page International plc (Professional services)	906,076	5,517
Micro Focus International plc (Software)	419,987	3,072
Mothercare plc (Multiline retail)	238,221	2,615
Petrofac, Ltd. (Energy equipment & services)	287,269	4,809
RPS Group plc (Commercial services & supplies)	1,180,344	4,127
Serco Group plc (Commercial services & supplies)	529,087	4,512
*Telecity Group plc (Internet software & services)	529,697	3,265
The Weir Group plc (Machinery)	354,564	4,089

		80,103

Japan—17.0%
ABC-Mart, Inc. (Specialty retail)	145,614	4,039
Aeon Delight Co., Ltd. (Commercial services & supplies)	73,200	1,037
EPS Co., Ltd. (Life sciences tools & services)	254	996
Exedy Corporation (Auto components)	146,500	3,051
F.C.C. Co., Ltd. (Auto components)	109,009	1,931
Goldcrest Co., Ltd. (Real estate management & development)	130,050	3,642

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 49

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—17.0% —(continued)
Gree, Inc. (Internet software & services)	72,130	$4,460
kabu.com Securities Co., Ltd. (Capital markets)	1,280	1,236
Kakaku.com, Inc. (Internet software & services)	558	2,169
K’s Holdings Corporation (Specialty retail)	126,100	3,785
Kurita Water Industries, Ltd. (Machinery)	234,400	7,364
M3, Inc. (Health care technology)	130	393
Miraca Holdings Inc. (Health care equipment & supplies)	257,800	7,095
Nabtesco Corporation (Machinery)	220,000	2,520
Nitori Company, Ltd. (Specialty retail)	48,400	3,603
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	1,205	5,744
Park24 Co., Ltd. (Commercial services & supplies)	417,500	4,441
Point, Inc. (Specialty retail)	76,740	4,288
Start Today Co., Ltd. (Internet & catalog retail)	245	448
Unicharm Petcare Corporation (Food products)	104,205	3,183
Zappallas, Inc. (Internet software & services)	572	901

		66,326

Emerging Asia—13.0%
China—11.6%
AAC Acoustic Technologies Holdings Inc. (Communications equipment)	1,153,559	1,906
China Dongxiang (Group) Co., Ltd. (Textiles, apparel, & luxury goods)	3,907,000	3,015
China Green (Holdings) Limited (Food products)	1,580,556	1,497
China High Speed Transmission (Electrical equipment)	1,921,000	4,664
Comba Telecom Systems Holdings Limited (Communications equipment)	3,825,635	4,443
* Concord Medical Services Holdings Limited—ADR (Health care providers & services)	43,588	377
* E-House (China) Holdings Limited—ADR (Real estate management & development)	198,590	3,598
Geely Automobile Holdings Limited (Automobiles)	2,605,000	1,422
Golden Eagle Retail Group, Ltd. (Multiline retail)	285,000	578
Li Ning Co., Ltd. (Textile, apparel & luxury goods)	1,118,873	4,243
Lonking Holdings Limited (Machinery)	6,755,000	4,655
Minth Group Limited (Auto components)	2,677,384	3,930
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	264,800	882
Wasion Group Holdings Limited (Electronic equipment, instruments, & components)	2,880,000	2,993
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	3,393,865	6,926

		45,129

India—1.0%
India Infoline Limited (Capital markets)	357,426	983
Lupin Limited (Pharmaceuticals)	91,530	2,891

		3,874

Issuer	Shares	Value

Common Stocks—Emerging Asia—13.0%—(continued)
South Korea—0.2%
*Megastudy Co., Ltd. (Diversified consumer services)	4,575	$940

Taiwan—0.2%
Tripod Technology Corporation (Electronic equipment, instruments, & components)	205,000	692

Asia—7.5%
Australia—3.3%
Cochlear Limited (Health care equipment & supplies)	70,249	4,338
JB Hi-Fi Limited (Specialty retail)	326,642	6,594
SEEK Limited (Professional services)	345,571	2,134

		13,066

Hong Kong—1.7%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	700,700	6,625

New Zealand—0.5%
Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	741,038	1,810

Singapore—2.0%
Midas Holdings Limited (Metals & mining)	2,718,000	1,769
Olam International, Ltd. (Food & staples retailing)	3,111,700	5,846

		7,615

Canada—3.0%
Niko Resources Ltd. (Oil, gas, & consumable fuels)	40,032	3,766
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	376,472	5,562
*Red Back Mining Inc. (Metals & mining)	177,949	2,552

		11,880

Emerging Europe, Mid-East, Africa—2.9%
Russia—0.1%
*CTC Media, Inc. (Media)†	37,759	562

South Africa—2.3%
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	233,940	2,329
Mr Price Group Limited (Specialty retail)	208,695	987
Shoprite Holdings, Limited (Food & staples retailing)	447,600	3,935
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	106,171	1,543

		8,794

Turkey—0.5%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	45,077	2,096

Emerging Latin America—2.9%
Brazil—2.9%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	62,703	896

See accompanying Notes to Financial Statements.

50 Annual Report	December 31, 2009

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—2.9%—(continued)
Brasil Brokers Participacoes S.A. (Real estate management & development)	280,000	$1,042
Diagnosticos da America S.A. (Health care providers & services)	75,300	2,465
Localiza Rent a Car S.A. (Road & rail)	181,500	2,014
Lojas Renner S.A. (Multiline retail)	72,100	1,628
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	231,900	2,311
Rodobens Negocioa Imobiliarios S.A. (Household durables)	93,500	965

		11,321

Total Common Stocks—97.3% (cost $307,348)		380,270

Convertible Bond
Brazil—0.2%
Lupatech S.A., 6.500% due 4/15/18 (Machinery)**	$959	592

Total Convertible Bond—0.2% (cost $501)		592

Investment in Affiliate
William Blair Ready Reserves Fund	488,883	489

Total Investment in Affiliate—0.1% (cost $489)		489

Short-Term Investment
American Express Credit Corp. Demand Note, VRN 0.081%, due 1/4/10	$500	500

Total Short-Term Investment—0.1% (cost $500)		500

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/09, due 1/4/10, repurchase price $3,891, collateralized by FNMA, 4.375%, due 7/17/23	3,891	3,891

Total Repurchase Agreement—1.0% (cost $3,891)		3,891

Total Investments—98.7% (cost $312,729)		385,742
Cash and other assets, less liabilities—1.3%		5,109

Net assets—100.0%		$390,851

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.15% of the net assets at December 31, 2009. This security was also deemed illiquid pursuant to the Fund/Advisor’s Liquidity Procedures.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	21.7%
Consumer Discretionary	18.6%
Information Technology	15.9%
Financials	12.6%
Health Care	12.2%
Energy	7.9%
Consumer Staples	7.9%
Materials	2.2%
Utilities	1.0%

Total	100.0%

At December 31, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	22.6%
British Pound Sterling	21.0%
Japanese Yen	17.4%
Hong Kong Dollar	12.5%
Swiss Franc	6.1%
Australian Dollar	3.4%
Canadian Dollar	3.1%
Brazilian Real	3.1%
South African Rand	2.3%
Singapore Dollar	2.0%
Swedish Krone	1.8%
U.S. Dollar	1.2%
Indian Rupee	1.0%
All other currencies	2.5%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 51

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 28 for the Global Markets Overview.

The Emerging Markets Growth Fund posted a 73.85% increase (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (the “Index”), gained 82.36%.

The Fund fell slightly behind the Index during the fourth quarter and trailed it for the year. Portfolio results were augmented by Consumer Discretionary and Staples stock selection and weightings, coupled with strong Energy stock selection. In addition, Emerging Asia and Latin America stock selection was strong. Specifically, the Fund’s exposure to the Asian automobile industry added value, as did strong performance by Naspers, Ltd., Russian grocery stores and Latin American holdings. Detracting from fourth quarter results was Middle Eastern exposure, in the wake of the Dubai world debt concerns. The Fund posted a strong absolute return during 2009, but trailed the broad Indices. While stock selection was strong across most sectors throughout the year, sector positioning was the biggest drag on results, particularly during the first half of 2009. In particular, the Fund’s Consumer Staples holdings outperformed the Index by approximately 20%, Information Technology stock selection was augmented by Taiwanese exposure, and Brazilian and Chinese exploration and production companies boosted Energy performance.

As of December 31, the Fund maintained its focus on Consumer Discretionary and Consumer Staples stocks at 31.0% of the Fund, well ahead of the Index weighting. While Information Technology decreased by approximately 3% during the quarter, it approximated the Index weighting. Financials, Materials and Telecommunication Services remained the most underweighted during the period, while Consumer (Discretionary and Staples) was the most overweighted exposure. Regionally, the Fund remained underweighted in Emerging Asia and Emerging Markets Europe, Mid-East and Africa (EMEA) in favor of Latin America.

52 Annual Report	December 31, 2009

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	Since Inception(a)
Emerging Markets Growth Fund Class N	73.85%	(2.84)%	13.70%
Emerging Markets Growth Fund Class I	74.18	(2.61)	13.95
MSCI Emerging Markets IMI (net)	82.36	5.63	16.20
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2009	William Blair Funds 53

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—51.9%
China—20.4%
AAC Acoustic Technologies Holdings Inc. (Communications equipment)	1,511,949	$2,498
Angang Steel Company Limited (Metals & mining)	5,192,000	11,322
Anhui Conch Cement Company Limited (Construction materials)	938,000	5,994
Belle International Holdings Limited (Specialty retail)	4,629,200	5,363
China Dongxiang (Group) Co., Ltd. (Textiles, apparel, & luxury goods)	7,084,000	5,466
China High Speed Transmission (Electrical equipment)	2,352,000	5,711
China Life Insurance Co., Ltd. (Insurance)	3,020,000	14,778
China Overseas Land & Investment, Lts. (Real estate management & development)	3,468,000	7,266
China Railway Construction Corporation Limited (Construction & engineering)	8,129,000	10,358
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	4,493,406	21,812
China Vanke Co., Ltd. (Real estate management & development)	7,423,234	9,276
*China Zhongwang Holdings Limited (Metals & mining)	8,088,800	6,443
*Concord Medical Services Holdings Limited—ADR (Health care providers & services)	68,593	593
CNOOC Limited (Oil, gas & consumable fuels)	15,686,000	24,438
Dongfeng Motor Group Company Limited (Automobiles)	7,180,000	10,253
*E-House (China) Holdings Limited—ADR (Real estate management & development)	120,653	2,186
Geely Automobile Holdings Limited (Automobiles)	3,650,000	1,992
Golden Eagle Retail Group, Ltd. (Multiline retail)	719,000	1,458
Hengan International Group Co., Ltd. (Personal products)	353,000	2,614
Industrial and Commercial Bank of China (Commercial banks)	43,717,000	36,004
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,042,500	3,953
Lonking Holdings Limited (Machinery)	3,974,000	2,738
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	640,700	2,135
Tencent Holdings, Ltd. (Internet software & services)	134,000	2,898
Wasion Group Holdings Limited (Electronic equipment, instruments, & components)	2,256,000	2,345
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	1,199,861	2,449
Zijin Mining Group Company Limited (Metals & mining)	7,266,000	6,887
ZTE Corporation (Communications equipment)	458,400	2,818

		212,048

India—8.5%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	188,598	9,709

Issuer	Shares	Value

Common Stocks—Emerging Asia—51.9%—(continued)
*Cairn India, Ltd. (Oil, gas & consumable fuels)	1,286,792	$7,761
Dabur India Limited (Personal products)	688,638	2,337
Financial Technologies (India) Limited (Software)	71,919	2,063
HDFC Bank, Ltd. (Commercial banks)	154,385	5,625
Hero Honda Motors Limited (Automobiles)	148,903	5,477
Housing Development Finance Corp. (Thrifts & mortgage finance)	90,110	5,156
India Infoline Limited (Capital markets)	894,226	2,460
Infosys Technologies Limited (IT services)	196,058	10,912
Jindal Steel & Power Limited (Metals & mining)	827,566	12,450
Larsen & Toubro, Ltd. (Construction & engineering)	146,373	5,270
Lupin Limited (Pharmaceuticals)	85,565	2,703
Maruti Suzuki India Limited (Automobiles)	159,033	5,305
Reliance Industries Limited (Oil, gas, & consumable fuels)	455,921	10,653

		87,881

Indonesia—2.6%
PT Astra International Tbk (Automobiles)	3,428,000	12,603
PT Bank Rakyat Indonesia (Commercial banks)	9,490,000	7,627
*PT Ciputra Development Tbk (Real estate management & development)	27,192,728	1,402
PT Telekomunikasi Indonesia Tbk (Diversified telecommunication services)	2,414,000	2,403
PT United Tractors Tbk (Machinery)	1,911,500	3,130

		27,165

Malaysia—1.0%
CIMB Group Holdings Berhad (Commercial banks)	2,677,500	10,019

Papua New Guinea—0.7%
Oil Search Limited (Oil, gas, & consumable fuels)	1,392,177	7,633

South Korea—8.9%
*Amorepacific Corporation (Personal products)	7,244	5,808
*Hyundai Mobis (Auto components)	84,788	12,425
*Hyundai Motor Company (Automobiles)	235,739	24,402
*LG Household & Health Care, Ltd. (Household products)	36,527	9,138
*Megastudy Co., Ltd. (Diversified consumer services)	11,421	2,348
*NHN Corporation (Internet software & services)	35,244	5,825
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	23,520	16,128
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	52,571	8,999
*Shinsegae Co., Ltd. (Food & staples retailing)	10,680	4,933
*Taewoong Co., Ltd. (Machinery)	38,801	2,494

		92,500

See accompanying Notes to Financial Statements.

54 Annual Report	December 31, 2009

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—51.9%—(continued)
Taiwan—9.0%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments, & components)	7,244,100	$33,878
MediaTek Inc. (Semiconductors & semiconductor equipment)	995,142	17,290
Siliconware Precision Industries Co., Ltd. (Semiconductors & semiconductor equipment)	3,995,000	5,446
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	15,434,947	31,109
Tripod Technology Corporation (Electronic equipment, instruments, & components)	301,000	1,015
Yuanta Financial Holding Co., Ltd. (Capital markets)	6,691,000	4,896

		93,634

Thailand—0.8%
CP ALL PCL (Food & staples retailing)	8,625,000	6,416
Minor International PCL (Hotels, restaurants, & leisure)	5,447,300	1,846

		8,262

Emerging Latin America—22.3%
Brazil—12.6%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	162,800	2,326
Banco Santander (Brasil) S.A.—GDR (Commercial banks)	786,438	10,963
BM&F Bovespa S.A. (Diversified financial services)	869,600	6,119
*BR Malls Participacoes S.A. (Real estate management & development)	594,100	7,337
Brasil Brokers Participacoes S.A. (Real estate management & development)	438,200	1,631
Companhia de Bebidas das Americas-AMBEV—ADR (Beverages)	188,211	19,026
*GP Investments, Ltd.—GDR (Capital markets)	487,800	2,858
Diagnosticos da America S.A. (Health care providers & services)	130,500	4,272
*Hypermarcas S.A. (Personal products)	398,414	9,154
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	86,115	1,682
Localiza Rent a Car S.A. (Road & rail)	443,200	4,918
Lojas Renner S.A. (Multiline retail)	203,500	4,594
M. Dias Branco S.A. Industria e Comercio de Alimentos (Food products)	112,400	2,712
MRV Engenharia e Participacoes, S.A. (Household durables)	1,115,880	9,037
Natura Cosmeticos S.A. (Personal products)	414,200	8,639
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas, & consumable fuels)	600,000	5,893
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	833,100	8,302
Rodobens Negocioa Imobiliarios S.A. (Household durables)	152,500	1,574
Totvs S.A. (Software)	60,500	4,101
Vale S.A.—ADR (Metals & mining)	366,875	10,650
WEG S.A. (Machinery)	438,400	4,633

		130,421

Issuer	Shares	Value

Common Stocks—Emerging Latin America—22.3%—(continued)
Chile—1.2%
Banco Santander Chile—GDR (Commercial Banks)	8,417	$545
S.A.C.I. Falabella S.A. (Multiline retail)	2,041,832	12,051

		12,596

Columbia—0.5%
Ecopetrol S.A. (Oil, gas, & consumable fuels)	4,488,290	5,447

Mexico—6.8%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	8,962,500	21,081
Banco Compartamos S.A.B. de C.V. (Consumer finance)	591,300	3,052
*Desarrolladora Homex S.A.B. de C.V.—ADR (Household durables)	171,281	5,759
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	168,817	8,083
Grupo Televisa S.A.B. de C.V.—ADR (Media)	611,847	12,702
*Megacable Holdings S.A.B. de C.V. (Media)	851,400	1,796
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	3,963,100	17,662

		70,135

Panama—0.2%
Copa Holdings S.A. (Airlines)†	36,845	2,007

Peru—1.0%
Credicorp, Ltd. (Commercial banks)†	137,920	10,623

Emerging Europe, Mid-East, Africa—17.4%
Egypt—0.6%
Egyptian Financial Group—Hermes Holding S.A.E. (Capital markets)	282,784	1,288
Orascom Construction Industries (Construction & engineering)	116,106	5,261

		6,549

Israel—1.8%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	325,971	18,313

Qatar—0.4%
Qatar National Bank S.A.Q. (Commercial banks)	114,559	4,660

Russia—5.6%
*CTC Media, Inc. (Media)†	101,632	1,514
Magnit—CLS (Food & staples retailing)†	237,268	16,341
Mobile TeleSystems OJSC—ADR (Wireless telecommunication services)	158,360	7,742
Novatek OAO—GDR (Oil, gas, & consumable fuels)	114,800	7,499
Vimpel-Communications OJSC—ADR (Diversified telecommunication services)	462,026	8,589
*X 5 Retail Group N.V.—GDR (Food & staples retailing)	520,150	16,488

		58,173

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 55

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Emerging Europe, Mid-East, Africa—17.4%—(continued)
South Africa—6.0%
AngloGold Ashanti Limited (Metals & mining)	117,181	$4,747
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	590,966	5,884
Mr Price Group Limited (Specialty retail)	519,279	2,455
MTN Group, Ltd. (Wireless telecommunication services)	629,347	10,017
Naspers, Ltd. (Media)	345,387	13,978
Shoprite Holdings Limited (Food & staples retailing)	596,598	5,245
Standard Bank Group Limited (Commercial banks)	1,134,012	15,576
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	279,734	4,064

		61,966

Turkey—2.6%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	118,235	5,498
Coca Cola Icecek A.S. (Beverages)	300,966	3,009
Turkiye Garanti Bankasi A.S. (Commercial banks)	4,420,308	18,830

		27,337

United Arab Emirates—0.4%
Aldar Properties PJSC (Real estate management & development)	1,588,719	2,101
First Gulf Bank PJSC (Commercial banks)	479,819	2,095

		4,196

Total Common Stocks—91.6% (cost $696,307)		951,565

Preferred Stocks
Brazil—5.4%
All America Latina Logistica (Road & rail)	870,100	8,146
Itau Unibanco Banco Multiplo S.A. (Commercial banks)	487,254	10,828
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,740,480	36,679

		55,653

Total Preferred Stocks—5.4% (cost $39,888)		55,653

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500% 4/15/18 (Machinery)**	$1,602	990

Total Convertible Bond—0.1% (cost $838)		990

Investment in Affiliate
William Blair Ready Reserves Fund	66,214	66

Total Investment in Affiliate—0.0% (cost $66)		66

Short-Term Investment
American Express Credit Corp. Demand Note, VRN 0.081%, due 1/4/10	$2,000	2,000

Total Short-Term Investment—0.2% (cost $2,000)		2,000

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/09 due 1/4/10, repurchase price $33,460, collateralized by FNMA, 4.875%, due 12/15/16	$33,460	$33,460

Total Repurchase Agreement—3.2% (cost $33,460)		33,460

Total Investments—100.5% (cost $772,559)		1,043,734
Liabilities, plus cash and other assets—(0.5)%		(5,474)

Net assets—100.0%		$1,038,260

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.10% of the Fund’s net assets at December 31, 2009. This security was also deemed illiquid pursuant to the Fund/Advisor’s Liquidity Procedures.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	21.4%
Consumer Discretionary	16.8%
Consumer Staples	14.2%
Information Technology	13.7%
Energy	12.7%
Industrials	7.1%
Materials	5.8%
Telecommunication Services	4.9%
Health Care	3.4%

Total	100.0%

At December 31, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	20.8%
U.S. Dollar	15.8%
Brazilian Real	14.5%
New Taiwan Dollar	9.3%
South Korean Won	9.2%
Indian Rupee	8.7%
South African Rand	6.2%
Mexican Nuevo Peso	4.3%
Indonesian Rupiah	2.7%
Turkish Lira Spot	2.7%
Chilean Peso	1.2%
Malaysian Ringgit	1.0%
All Other Currencies	3.6%

Total	100.0%

See accompanying Notes to Financial Statements.

56 Annual Report	December 31, 2009

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund invests primarily in a diversified portfolio of equity securities, including common stocks, issued by companies in emerging markets with a market capitalization of at least $3 billion at the time of the Fund’s investment.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 28 for the Global Markets Overview.

The Emerging Leaders Growth Fund posted an increase of 78.38% (Class I Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) (the “Index”) gained 75.92% during the same period.

The Fund outpaced the Index during the fourth quarter and for the year. Fourth quarter results were bolstered by good stock selection in Consumer Staples, Energy, and Materials holdings, coupled with overweightings in Consumer Discretionary and Consumer Staples and an underweighting in Telecommunication Services. In addition, the Fund had strong stock selection in Asia and Emerging Markets, Europe, Mid-East and Africa (EMEA). During 2009, the Fund had strong stock selection across most sectors, which drove performance during the period. In particular, strong performance by Energy names OGX Petroleo e Gas Participacoes S.A. and Petroleo Brasileiro S.A., EMEA Financials, and overall Latin American Financials exposure boosted results. In addition, the Fund’s infrastructure-related Asian Industrials holdings performed well, as did the Fund’s mining companies. Regional positioning and stock selection were also strong. Somewhat detracting from strong absolute and relative results was the Fund’s overweighting in Consumer Staples and underweightings in Energy and Materials.

As of year end, the Fund maintained its focus on Consumer Discretionary and Consumer Staples stocks at 35.0% of the Fund, well ahead of the 8.6% Index weighting, and an increase from year end 2008, when Consumer Discretionary and Consumer Staples holdings approximated 20.1%. This increase was driven by Consumer Discretionary, which increased from 4.3% to 18.9%. Information Technology (IT) approximated the Index at 13.8% as of year end, but increased from 9.6% at year end 2008 due to a higher weighting in Asian technology companies. These increases were funded by a decrease in Healthcare from 7.3% to 0.0% and Telecommunication Services from 15.7% to 2.9%. While Financials represented 22.1% of the Fund as of year end, it was slightly underweighted versus the Index and remained a relatively stable weighting during the year. As of year end 2009, the Fund was most underweighted in Telecommunication Services, Energy and Materials and most overweighted in Consumer Discretionary and Consumer Staples. Regionally, the Fund was focused on Emerging Asia at 57.1% of the Fund at the expense of EMEA and Latin America. Exposure in Emerging Asia increased throughout the year from 42.0%, while Emerging Latin America decreased from 26.8% to 19.9%.

December 31, 2009	William Blair Funds 57

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	Since Inception(a)
Emerging Leaders Growth Fund Class I	78.38%	(8.47)%
MSCI Emerging Markets Large Cap Index (net)	75.92	(4.16)
(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

58 Annual Report	December 31, 2009

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.1%
China—23.7%
Belle International Holdings Limited (Specialty retail)	2,010,000	$2,328
China Dongxiang (Group) Co., Ltd. (Textiles, apparel, & luxury goods)	1,966,000	1,517
China Life Insurance Co., Ltd. (Insurance)	523,000	2,559
China Overseas Land & Investment, Ltd. (Real estate management & development)	538,240	1,128
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	418,500	2,032
CNOOC Limited (Oil, gas & consumable fuels)	1,486,000	2,315
* Ctrip.com International, Ltd.—ADR (Hotels, restaurants, & leisure)	15,582	1,120
Dongfeng Motor Group Company Limited (Automobiles)	852,000	1,217
Golden Eagle Retail Group Limited (Multiline retail)	437,000	886
Hengan International Group Co., Ltd. (Personal products)	313,000	2,317
Industrial and Commercial Bank of China (Commercial banks)	3,490,000	2,874
Tencent Holdings, Ltd. (Internet software & services)	189,600	4,101
Want Want China Holdings Limited (Food products)	2,476,000	1,729
Zijin Mining Group Company Limited (Metals & mining)	1,198,000	1,136

		27,259

India—12.8%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	25,837	1,330
* Cairn India, Ltd. (Oil, gas & consumable fuels)	228,185	1,376
HDFC Bank, Ltd. (Commercial banks)	59,047	2,152
Housing Development Finance Corp. (Thrifts & mortgage finance)	26,209	1,500
Infosys Technologies Limited (IT services)	29,926	1,666
Jindal Steel & Power Limited (Metals & mining)	172,111	2,589
Larsen & Toubro, Ltd. (Construction & engineering)	37,029	1,333
Maruti Suzuki India Limited (Automobiles)	42,791	1,427
Nestle India Limited (Food products)	23,627	1,291

		14,664

Indonesia—4.5%
PT Astra International Tbk (Automobiles)	508,500	1,870
PT Bank Rakyat Indonesia (Commercial banks)	2,464,000	1,980
PT Telekomunikasi Indonesia Tbk (Diversified telecommunication services)	242,000	241
PT United Tractors Tbk (Machinery)	680,500	1,114

		5,205

Malaysia—1.8%
CIMB Group Holdings Berhad (Commercial banks)	546,900	2,047

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.1%—(continued)
South Korea—9.2%
* Amorepacific Corporation (Personal products)	1,747	$1,401
* Hyundai Mobis (Auto components)	11,899	1,743
* Hyundai Motor Company (Automobiles)	16,511	1,709
LG Household & Health Care, Ltd. (Household products)	6,907	1,728
* NHN Corporation (Internet software & services)	8,361	1,382
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	3,870	2,654

		10,617

Taiwan—5.1%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	523,000	2,446
Mediatek Inc. (Semiconductors & semiconductor equipment)	122,200	2,123
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	652,919	1,316

		5,885

Emerging Latin America—19.9%
Brazil—14.9%
Banco Santander (Brasil) S.A.—GDR (Commercial banks)	101,691	1,418
BM&F Bovespa S.A. (Diversified financial services)	205,090	1,443
Companhia de Bebidas das Americas-AMBEV—ADR (Beverages)	13,860	1,401
Cyrela Brazil Realty (Household durables)	102,000	1,435
Natura Cosmeticos S.A. (Personal products)	64,300	1,341
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	142,000	1,415
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	106,648	5,085
Vale S.A.—ADR (Metals & mining)	125,614	3,647

		17,185

Mexico—4.2%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	27,894	1,310
Grupo Televisa S.A.B. de C.V.—ADR (Media)	71,607	1,487
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	466,700	2,080

		4,877

Peru—0.8%
Credicorp, Ltd. (Commercial banks)†	12,503	963

Emerging Europe, Mid-East, Africa—13.6%
Israel—1.2%
Israel Chemicals Limited (Chemicals)	108,135	1,420

Russia—7.0%
Magnit-CLS (Food & staples retailing)†	19,657	1,354
Sberbank—CLS (Commercial banks)†	1,090,418	3,063

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 59

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—13.6%—(continued)
Vimpel-Communications OJSC—ADR (Diversified telecommunication services)	90,938	$1,690
* X5 Retail Group N.V.—GDR (Food & staples retailing)	59,850	1,901

		8,008

South Africa—2.8%
Naspers, Ltd. (Media)	78,900	3,193

Turkey—2.6%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	34,854	1,621
Turkiye Garanti Bankasi A.S. (Commercial banks)	316,478	1,348

		2,969

United Kingdom—3.7%
Vedanta Resources plc (Metals & mining)	102,759	4,298

Total Common Stocks—94.3% (cost $76,081)		108,590

Preferred Stock
Brazil—2.2%
Banco Itau Holding Financeira S.A. (Commercial banks)	114,485	2,544

Total Preferred Stock—2.2% (cost $1,114)		2,544

Exchange-Traded Fund
China—1.6%
iShares FTSE/Xinhua A50 China Tracker	987,000	1,899

Total Exchange-Traded Fund—1.6% (cost $1,901)		1,899

Investment in Affiliate
William Blair Ready Reserves Fund	440	440

Total Investment in Affiliate—0.4% (cost $440)		440

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09 due 1/4/10, repurchase price $1,235, collateralized by U.S. Treasury Bill, 0.020%, due 2/18/10	$1,235	1,235

Total Repurchase Agreement—1.1% (cost $1,235)		1,235

Total Investments—99.6% (cost $80,771)		114,708
Cash and other assets, less liabilities—0.4%		428

Net assets—100.0%		$115,136

* = Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	22.1%
Consumer Discretionary	18.9%
Consumer Staples	16.1%
Information Technology	13.9%
Materials	11.6%
Energy	9.5%
Industrials	3.3%
Telecommunication Services	2.9%
Exchange-Traded Fund	1.7%

Total	100.0%

At December 31, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	24.8%
U.S. Dollar	21.6%
Indian Rupee	13.0%
South Korean Won	9.4%
Brazilian Real	7.2%
New Taiwan Dollar	5.2%
Indonesian Rupiah	4.6%
British Pound Sterling	3.8%
South African Rand	2.8%
Mexican Nuevo Peso	1.9%
Malaysian Ringgit	1.8%
Turkish Lira	1.4%
Israeli Shekel	1.3%
New Turkish Lira	1.2%

Total	100.0%

See accompanying Notes to Financial Statements.

60 Annual Report	December 31, 2009

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted a 26.24% increase on a total return basis (Class N shares) during the 12 months ended December 31, 2009. By comparison, the Russell 2000® Value Index gained 20.58%, while the Russell 2000® Index rose 27.17%.

The past twelve months stand in stark contrast to the prior twelve month period. The Russell 2000® Value Index returned 20.58% during 2009 after rallying 88.1% from its March 2009 low. The crisis in confidence that ensued after the September 2008 Lehman Brothers collapse led to a freeze in consumer and business spending. This led to further compression in stock valuations and draconian earnings expectations. However, the fourth quarter of 2008 and first quarter of 2009 proved to be the worst as the pace of economic decline slowed and eventually improved throughout 2009. The massive amounts of government stimulus—from various liquidity programs for the mortgage and consumer lending market to its industry-specific assistance to the financial and automotive industries—provided the necessary boost to economic activity during a deep trough in private consumption.

From a style perspective, the market’s rally in 2009 saw 2008’s underperformers become the best performers in 2009. Underlying this trend was the market’s preference for lower market cap stocks, stocks with cheaper valuations and stocks with more economic cyclicality. From a sector perspective, the Russell 2000® Value was led by commodity-oriented sectors, Energy, 40.1%, and Materials, 65.3%, along with Information Technology, 59.3%, and Consumer Discretionary, 64.5%. Financials were the big story holding back the small cap value index during 2009. The sector represents 34.7% of the index’s weight and it finished the year in negative territory, (2.9%). Other underperforming sectors included Consumer Staples, 17.4%, and Industrials, 14.4%.

The Value Discovery Fund handily outpaced its benchmark during 2009, primarily driven by solid stock selection. This was strongest in the Financials and Industrials sectors where the Fund holdings significantly outperformed their benchmark sector peers. Certain Materials and Consumer Staples holdings detracted from relative results, as did our higher-than-benchmark weighted average market capitalization.

Two specific stocks boosting returns in 2009 were Ameristar Casinos and Semitool. Ameristar Casinos was the largest contributor to return during 2009 after the company reported solid fundamentals throughout the year on the heels of a completed debt refinancing, giving it the liquidity and flexibility it needed to complete the final phase of their capital expenditure program. We expect the company to generate significant amounts of free cash flow beginning in calendar year 2010 that will be used to deleverage their balance sheet and enhance shareholder value. Semitool, a semiconductor equipment company, produced better than expected business results throughout the year. In the fourth quarter specifically, the company announced it was being acquired at a premium to its market price at the time.

Two stocks detracting from returns during the year were Spartan Stores and Cogdell Spencer. Spartan Stores underperformed based on food deflation concerns and fears of potential price

December 31, 2009	William Blair Funds 61

competition. Spartan has also contended with negative economic headlines in its primary market of Michigan. Though these issues bear watching, we remain confident in management’s ability to navigate these challenges. Cogdell Spencer is a real estate investment trust (REIT) and designs, builds and manages medical office buildings and other healthcare facilities. Earlier in the year, the company’s balance sheet weighed on investor psychology given the depressed state of the capital markets. Also, medical office building vacancies were higher than in past recessions and therefore, there was less demand for the construction of new properties.

It is worth noting that while the Fund performed very well relative to the benchmark, it faced a significant headwind relative to peers given its sector-neutral investment discipline. The Portfolio Management team’s sector-neutral investment discipline aims to dampen benchmark-relative volatility from year to year, allowing the team to focus on adding alpha through stock selection. This discipline succeeded in 2009 relative to the benchmark, but its sector-neutrality to the underperforming Financials sector was a drag on peer group rankings in the short-term given many peers were underweight Financials.

For the fourth quarter specifically, the Fund turned in solid results versus the benchmark as well. The sector dynamics were quite similar to the year as a whole, with Financials and Industrials stock selection standing out on the upside, along with Information Technology, which was the leading contributor to relative results. On the other hand, Materials and Consumer Staples stock selection detracted versus the Russell 2000® Value.

Our outlook for the market remains relatively unchanged from three months ago. We believe a “stock pickers market” is in order as individual company fundamentals should drive stock prices going forward. This differs greatly from the past two years when macro events and sentiment whipsawed individual stocks and the overall market in 2008 and 2009. Current earnings expectations for 2010 represent significant growth over 2009 earnings. With continued improvement on the economic front, many of these individual company expectations are well within reach. In addition, valuations for many stocks are still at or below long term averages. But on the other hand, some stocks are trading at elevated valuations and are discounting lofty earnings growth, which is another reason we feel bottom-up active managers should perform well in this environment.

Inflation expectations, interest rate moves by the Federal Reserve, changes in the employment picture, and the outlook for housing and consumer spending likely will occupy the headlines during 2010. In addition, the government will continue to wrestle with how and when to unwind its liquidity programs and other policy initiatives. While factoring various economic scenarios into our bottom-up analysis, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. As always, we believe building a fund with these types of companies should produce solid investment results over the long term.

62 Annual Report	December 31, 2009

Value Discovery Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	5 Year	10 Year
Value Discovery Fund Class N	26.24%	(4.02)%	1.59%	7.73%
Value Discovery Fund Class I	26.56	(3.83)	1.81	7.97
Russell 2000® Value Index	20.58	(8.22)	(0.01)	8.27
Russell 2000® Index	27.17	(6.07)	0.51	3.51

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index is the Fund’s primary benchmark. The Russell 2000® Value consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2009	William Blair Funds 63

Value Discovery Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—34.2%
American Campus Communities, Inc.	29,050	$816
Astoria Financial Corporation	48,850	607
Boston Private Financial Holdings, Inc.	77,119	445
Delphi Financial Group, Class “A”	34,960	782
*Eagle Bancorp, Inc.	31,291	328
First Busey Corporation	64,047	249
FirstMerit Corporation	31,987	644
First Niagara Financial Group, Inc.	40,390	562
First Potomac Realty Trust	57,387	721
Hanover Insurance Group, Inc.	21,915	974
Highwoods Realty L.P.	25,090	837
Iberiabank Corporation	17,275	930
Lasalle Hotel Properties	30,977	658
Markettaxess Holdings, Inc.	53,075	738
MB Financial, Inc.	30,165	595
MeadowBrook Insurance Group, Inc.	73,900	547
Mid-American Apartment Communities, Inc.	18,380	887
Newalliance Bancshares, Inc.	41,065	493
Old National Bancorp	68,757	855
Platinum Underwriters Holdings, Ltd. †	14,515	556
*PMA Capital Corporation, Class “A”	72,935	459
*Proassurance Corporation	10,065	541
Realty Income Corporation	27,570	714
*Safeguard Scientifics, Inc.	42,530	438
*SVB Financial Group	19,735	823
SWS Group, Inc.	58,965	713
*Texas Capital Bancshares, Inc.	45,495	635
Umpqua Holdings Corporation	64,030	859
*Western Alliance Bancorporation	95,360	360

		18,766

Industrials—17.2%
Acuity Brands, Inc.	16,135	575
*ATC Technology Corporation	23,380	558
Belden, Inc.	28,445	624
*DXP Enterprises, Inc.	27,085	354
Esco Technologies, Inc.	13,395	480
G & K Services, Inc.	30,965	778
*Graftech International, Ltd.	36,435	567
Granite Construction Incorporated	17,100	576
Interface, Inc., Class “A”	65,675	546
Kaydon Corporation	15,650	560
*K-Tron International, Inc.	4,110	447
*Old Dominion Freight Line, Inc.	18,485	567
*On Assignment, Inc.	81,875	585
Quanex Building Products Corporation	31,670	537
Robbins & Myers, Inc.	21,720	511
Simpson Manufacturing Co., Inc.	17,335	466
Tal International Group, Inc.	30,495	403
Werner Enterprises, Inc.	16,435	325

		9,459

Consumer Discretionary—11.7%
*AFC Enterprises, Inc.	59,134	482
Ameristar Casinos, Inc.	37,280	568
*Carter’s, Inc.	15,790	414
Christopher & Banks Corporation	70,517	537
Fred’s, Inc., Class “A”	40,545	413
*Gaylord Entertainment Company	30,165	596
Interactive Data Corporation	20,003	506

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*Jack In The Box, Inc.	24,030	$473
*Jo-Ann Stores, Inc.	18,145	658
*Kirkland’s, Inc.	36,890	641
*Maidenform Brands, Inc.	33,425	558
*Tempur-Pedic International, Inc.	24,360	576

		6,422

Information Technology—10.9%
ADTRAN, Inc.	28,015	632
*Atmel Corporation	130,615	602
*Avid Technology, Inc.	41,616	531
Cognex Corporation	24,200	429
EarthLink, Inc.	75,165	624
*Parametric Technology Corporation	54,630	893
*Sybase, Inc.	20,810	903
*Ultra Clean Holdings, Inc.	118,058	825
United Online, Inc.	71,575	515

		5,954

Energy—6.3%
Berry Petroleum Company	22,530	657
*Forest Oil Corporation	37,898	843
*Goodrich Petroleum Corporation	21,175	516
*Newpark Resources, Inc.	77,330	327
St. Mary Land & Exploration Company	16,385	561
*TETRA Technologies, Inc.	49,720	551

		3,455

Utilities—6.1%
ALLETE, Inc.	18,900	617
Avista Corporation	28,470	615
Cleco Corporation	21,815	596
Northwest Natural Gas Company	14,802	667
South Jersey Industries, Inc.	21,930	837

		3,332

Materials—6.0%
*Intrepid Potash, Inc.	20,384	594
Minerals Technologies, Inc.	11,710	638
*Polyone Corporation	83,625	625
*RTI International Metals, Inc.	20,375	513
Silgan Holdings, Inc.	9,660	559
Texas Industries, Inc.	10,155	355

		3,284

Health Care—3.7%
*Kensey Nash Corporation	23,405	597
*Magellan Health Services	14,035	572
*Mednax, Inc.	6,253	376
*Zoll Medical Corporation	19,125	511

		2,056

Consumer Staples—2.3%
J&J Snack Foods	11,567	462
Spartan Stores, Inc.	56,025	801

		1,263

Total Common Stocks—98.4% (cost $48,318)		53,991

See accompanying Notes to Financial Statements.

64 Annual Report	December 31, 2009

Value Discovery Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Preferred Stock
Callaway Golf Company, 7.5% Series “B”	3,105	$382

Total Preferred Stock—0.7% (cost $318)		382

Investment in Affiliate
William Blair Ready Reserves Fund	4	4

Total Investment in Affiliate—0.0% (cost $4)		4

* Non-income producing

†=U.S. listed foreign security

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09, due 1/4/10, repurchase price $ 622, collateralized by U.S. Treasury Bill, 0.040%, due 3/18/10	$622	$622

Total Repurchase Agreement—1.1% (cost $622)		622

Total Investments—100.2% (cost $49,262)		54,999
Liabilities, plus cash and other assets —(0.2)%		(140)

Net assets—100.0%		$54,859

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 65

Fixed-Income Market Overview

2009 Summary

In less than one year the fixed income markets have experienced returns of a magnitude not seen in the last 10 years, including two of the best and worst quarters during that time.

During the first quarter the Federal Reserve Board applied an additional and non-traditional monetary policy of purchasing securities to try to lower mortgage rates. The Fed’s move followed a very similar one by U.K monetary authorities, and marked the third time since the second world war that the Fed has pursued this type of quantitative easing policy.

The Fed was indeed successful in bringing rates on 30-year fixed rate mortgages down, starting a mini-refinancing wave that continued into the second quarter.

To restart consumer lending, the Federal Reserve implemented TALF, the Term Asset-Backed Securities Loan Facility, a program introduced in November of 2008. TALF supports the issuance of asset-backed securities (ABS) collateralized by student loans, auto loans, credit card loans, and loans guaranteed by the Small Business Administration (SBA). Following moderate success late in the first quarter with the issuance of auto loans that were securitized, this program gained important momentum in the second quarter.

In late March, U.S. Treasury Secretary Geithner unveiled the Public-Private Investment Program (P-PIP) to buy toxic assets from banks’ balance sheets, and the program was met with guarded optimism in the marketplace.

Lastly, the “stress test” results released by the Obama administration for many of the largest financial institutions were also acceptable, allowing these firms to raise equity capital, even at its dilutive cost.

The fixed-income markets had moved from a period of extreme risk aversion during the fourth quarter of last year to one where investors sought to add risk.

Corporate Bonds were clearly the beneficiaries of the favorable move in equity prices that started during the middle of March. The strength in investment grade bond prices helped provide a sense of stability and normalization to the credit markets, and ultimately to investment grade risk premiums or spreads. As this normalcy returned to the investment grade bond market, investors recognized value in quality liquid, fixed-income securities.

Excess returns were positive across the “spread” sectors during the second quarter, but were led by the returns in the Corporate Bond sector, which experienced its best quarter in more than 20 years.

The first half of the year was characterized by valuations we would describe as exceptionally cheap and attractive for fixed-income investors. As a result, quite a bit of cash came into the fixed-income market.

September marked the one-year anniversary of a whole series of major events involving financial institutions, including the U.S Treasury’s takeover of government-sponsored enterprises (GSEs) Fannie Mae and Freddie Mac, the failure of Lehman Brothers, the government bailout of AIG and Bank of America’s agreement to acquire Merrill Lynch.

The psychological hold that these events had on the on the risk-taking mentality of the fixed-income markets represented a major hurdle for fixed-income investors. As confidence in the markets returned, so did investors’ appetite for risk.

66 Annual Report	December 31, 2009

It was also an important quarter from the standpoint that investors realized that in an economy with significant slack in resource utilization and employment, inflation is not an imminent prospect. As the perceived threat of inflation subsided, rates on 10-year Treasury securities fell.

Finally, flows into bond mutual funds were quite robust, as investors were attracted to yields that were higher than other short-term fixed-income investments.

The primary factor influencing the fixed income markets during the fourth quarter was the U.S. employment situation. Job losses began to moderate significantly during the fourth quarter, which was viewed favorably and a positive sign for the domestic economy.

Consequently, growth estimates for the nation’s Gross Domestic Product (GDP) for the first half of 2010 steadily increased from 3% to as high as 4.5%.

However, the employment picture and expectations for strengthening GDP growth led to upward pressure on interest rates, and most specifically U.S. Treasury securities, as the year drew to a close.

In particular, the last month of the year was very tough on bond investors as they faced the headwinds of a rising short- and long-term interest rate environment.

Outlook

In spite of the rising GDP forecasts, many economic statistics indicate a subpar recovery is underway, which reflects the fact that lingering credit issues still remain. The credit markets are healing, but some dislocations continue to exist.

The fixed income markets are in unprecedented times of low Federal Reserve policy rates—specifically the Federal Funds rate—and the Fed controls the short end of the interest rate yield curve.

The fixed income markets are trying to balance the extreme credit dislocation of the past year with massive government intervention. We believe the next phase of this recovery process will be less government involvement and more private sector economic activity and growth.

The Federal Reserve continued to espouse their policy of low short-term rates for an extended period of time. The Fed, however, did appear to float a number of “trial balloons” to the marketplace indicating that at some point the numerous and non-traditional government programs in place to provide support and stimulus to the economy would be phased out or withdrawn.

There were several relatively minor events during the fourth quarter that were worth noting, including Dubai’s credit problems, rescheduling of debt and subsequent bailout by other Gulf neighbors, and the downgrade of the sovereign debt of a number of other countries, including Portugal, Italy, Greece and Spain. The theme connecting all of these events were the relatively short but violent credit cycles that bond investors have experienced for the last two years.

This all sets up for a very interesting 2010.

We are encouraged that the fixed-income markets have been able to absorb major potential policy changes in the health care and financial services industries with relatively minor changes in risk premiums.

We don’t anticipate any major changes in Federal Reserve policy or interest rates until late 2010.

December 31, 2009	William Blair Funds 67

Christopher T. Vincent

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 66 for the Fixed Income Market Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Bond Fund posted a 11.11% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the Barclays Capital Aggregate Bond Index, gained 5.93%, while the Fund’s peer group, the Morningstar Intermediate-Term Bond Category, gained 13.97%.

During 2009, the Fund benefitted from its overweight position in investment grade Corporate Bonds and seasoned Mortgage-backed securities, and a corresponding underweight position in U.S. Treasury securities.

Corporate Bonds in particular had an exceptional year. During the April-June period, the Corporate Bond sector experienced its best quarter in more than 20 years.

Offsetting the Fund’s strong performance was the Fund’s lack of exposure to lower quality, high-yield securities, as many of these issues rebounded as the year progressed. In addition, the Fund’s longer duration hurt performance somewhat as interest rates continued to rise in early June.

The third quarter was a very positive one for the Fund, with a great deal of the Fund’s total return generated by a combination of lower interest rates and a rally in the major “spread” sectors—Agency Mortgage-backed securities and Corporate Bonds.

Flows into bond mutual funds were also quite robust, as investors were attracted to yields that were higher than other short-term fixed-income investments.

Risk premiums continued to contract during the fourth quarter, which tended to insulate the portfolio against upward pressure from rising interest rates.

We were significant buyers of investment grade Corporate Bonds, primarily in the new issue market during the first half of the year, and in the secondary market as well, taking advantage of the favorable market fundamentals.

We feel that Corporate Bonds are moderately attractive, and intend to maintain an overweight position in that sector. We believe that we are still in an environment where Corporate Bonds will perform favorably, based on the prospects for the economy stabilizing and eventually recovering.

We anticipate seeing a continuation of a trend that has been in place for several years of foreign-domiciled commercial enterprises being attracted to access our capital markets for funding.

One example of such a company is Macquarie Group Ltd., an Australian-based diversified financial services company. Macquarie is a recent purchase and addition to the Fund’s portfolio of investments.

68 Annual Report	December 31, 2009

Another company, also a recent portfolio addition, is Motiva, a joint venture for oil refining between Shell Oil Company and Saudi Arabia’s Aramco.

We expect this trend of foreign companies issuing dollar-denominated securities to continue, and we believe it is both an interesting and encouraging example that global commerce has not regressed—nor been negatively impacted—by protectionist sentiment.

At year end, the Bond Fund’s average maturity stood at 6.4 years, while its duration was 4.5 years.

December 31, 2009	William Blair Funds 69

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	Since Inception(a)
Bond Fund Class N	11.11%	5.95%
Bond Fund Class I	11.40	6.13
Barclays Capital U.S. Aggregate Bond Index	5.93	6.00
(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

70 Annual Report	December 31, 2009

Bond Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—47.2%
U.S. Treasury Inflation Indexed Notes/Bonds—1.8%
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/13	$588	$620
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	1,072	1,158
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	657	846

Total U.S. Treasury Inflation Indexed Notes/Bonds		2,624

U.S. Treasury—2.0%
U.S. Treasury Note, 4.750%, due 5/15/14	595	655
U.S. Treasury Note, 4.750%, due 8/15/17	1,300	1,410
U.S. Treasury Note, 3.125%, due 5/15/19	1,000	947

Total U.S. Treasury Obligations		3,012

Government National Mortgage Association (GNMA)—0.5%
GNR 2006-67 GB, 4.279%, due 9/16/34, VRN	750	782

Total GNMA Mortgage Obligations		782

Federal Home Loan Mortgage Corp. (FHLMC)—7.2%
#G90024, 7.000%, due 1/20/13	68	71
#G30093, 7.000%, due 12/1/17	45	50
#G30255, 7.000%, due 7/1/21	100	111
#G12792, 4.500%, due 12/1/21	654	679
#D95897, 5.500%, due 3/1/23	327	347
#G30372, 5.000%, due 9/1/27	784	811
#G10728, 7.500%, due 7/1/32	356	400
#C01385, 6.500%, due 8/1/32	503	544
#A62179, 6.000%, due 6/1/37	1,174	1,266
#A63539, 6.000%, due 7/1/37	1,598	1,723
#G03170, 6.500%, due 8/1/37	1,339	1,440
#A66843, 6.500%, due 10/1/37	1,308	1,412
#A78138, 5.500%, due 6/1/38	1,672	1,774

Total FHLMC Mortgage Obligations		10,628

Federal National Mortgage Association (FNMA)—35.7%
#535559, 7.500%, due 9/1/12	218	223
#598453, 7.000%, due 6/1/15	2	2
#689612, 5.000%, due 5/1/18	557	588
#695910, 5.000%, due 5/1/18	952	1,007
#747903, 4.500%, due 6/1/19	506	526
#745735, 5.000%, due 3/1/21	769	808
#253847, 6.000%, due 5/1/21	338	364
#900725, 6.000%, due 8/1/21	270	291
#255956, 5.500%, due 10/1/25	2,608	2,757
#545437, 7.000%, due 2/1/32	260	289
#545759, 6.500%, due 7/1/32	2,850	3,079
#254548, 5.500%, due 12/1/32	1,236	1,301
#735415, 6.500%, due 12/1/32	1,432	1,547
#684601, 6.000%, due 3/1/33	2,434	2,639
#555522, 5.000%, due 6/1/33	640	659

	NRSRO Rating (unaudited)		Principal Amount	Value

Federal National Mortgage Association (FNMA)—(continued)
#190337, 5.000%, due 7/1/33			$772	$795
#190340, 5.000%, due 9/1/33			2,445	2,519
#254868, 5.000%, due 9/1/33			1,184	1,220
#555783, 4.500%, due 10/1/33			2,230	2,244
#555800, 5.500%, due 10/1/33			550	578
#555880, 5.500%, due 11/1/33			641	674
#725027, 5.000%, due 11/1/33			955	984
#756153, 5.500%, due 11/1/33			1,482	1,558
#725231, 5.000%, due 2/1/34			986	1,016
#725205, 5.000%, due 3/1/34			1,890	1,948
#725220, 5.000%, due 3/1/34			916	944
#725232, 5.000%, due 3/1/34			2,736	2,819
#725238, 5.000%, due 3/1/34			1,670	1,721
#725424, 5.500%, due 4/1/34			690	726
#725611, 5.500%, due 6/1/34			606	637
#786546, 6.000%, due 7/1/34			1,179	1,270
#190353, 5.000%, due 8/1/34			502	517
#745092, 6.500%, due 7/1/35			810	875
#357944, 6.000%, due 9/1/35			148	159
#829306, 6.000%, due 9/1/35			378	403
#843487, 6.000%, due 10/1/35			343	365
#848782, 6.500%, due 1/1/36			1,136	1,224
#849191, 6.000%, due 1/1/36			129	138
#745349, 6.500%, due 2/1/36			1,599	1,716
#831540, 6.000%, due 6/1/36			278	295
#893318, 6.500%, due 8/1/36			334	359
#256859, 5.500%, due 8/1/37			1,603	1,676
#928561, 6.000%, due 8/1/37			992	1,068
#948689, 6.000%, due 8/1/37			1,817	1,930
#888967, 6.000%, due 12/1/37			1,823	1,947
#934006, 6.500%, due 9/1/38			1,985	2,153

Total FNMA Mortgage Obligations				52,558

Non-Agency Mortgage-Backed Obligations—0.9%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	CCC		271	231
LSSCO, 2004-2, Tranche M2, 3.477%, due 2/28/33, VRN*	CC		166	44
FHASI, 2004-AR4, Tranche 3A1, 4.628%, due 8/25/34, VRN	Aaa		571	528
Chase Mortgage Finance Corporation, 2006-A1, Tranche 2A3, 6.000%, due 9/25/36	B3		700	480

Total Non-Agency Mortgage-Backed Obligations				1,283

Consumer Asset-Backed Securities—2.2%
AESOP Funding II, LLC, 2009-2A, A, 5.680%, due 2/20/13	Aaa		1,100	1,136
Hertz Vehicle Financing, 2009-2A, A1, 4.260%, due 3/15/14	Aaa		850	847
First Plus 1997-4 M1, 7.640%, due 9/11/23*	AA	†	199	184
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A		133	93

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 71

Bond Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
CWL, 2003-5, Tranche MF2, 5.959%, due 11/25/33	Aa3	$200	$108
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5, 6.455%, due 7/25/34	A	463	127
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA+	72	70
Mid-State Trust 2004-1, Tranche A, 6.005%, due 8/15/37	Aaa	672	632

Total Consumer Asset-Backed Securities			3,197

Corporate Obligations—47.8%
General Dynamics, 1.800%, due 7/15/11	A	500	506
Morgan Stanley Dean Witter & Co., 6.600%, due 4/1/12	A	545	593
Simon Property Group, Inc., 6.350%, due 8/28/12	A-	1,000	1,067
Cox Communications, Inc., 7.125%, due 10/1/12	BBB	700	778
Wells Fargo & Company, 4.375%, due 1/31/13	AA-	350	364
The Kroger Co., 5.500%, due 2/1/13	BBB	430	459
Weatherford International Ltd., 5.150%, due 3/15/13	BBB+	650	681
John Deere Capital Corporation, 4.500%, due 4/3/13	A	700	735
Citigroup, 5.500%, due 4/11/13	A+	1,500	1,555
General Electric Capital Corporation, 4.800%, due 5/1/13	AA+	600	627
CME Group, Inc., 5.750%, due 2/15/14	AA	700	766
PACCAR, Inc., 6.875%, due 2/15/14	AA-	800	902
PepsiAmericas, Inc., 4.375%, due 2/15/14	A+	300	312
American Movil S.A.B. de C.V., 5.500%, due 3/1/14	A3	700	743
Coca-Cola Enterprises, Inc., 7.375%, due 3/3/14	A	1,000	1,160
Smith International, Inc., 8.625%, due 3/15/14	BBB+	970	1,122
General Electric Capital Corporation, 5.900%, due 5/13/14	AA+	225	243
Bank of America, 7.375%, due 5/15/14	A+	700	794
American Express Company, 7.250%, due 5/20/14	A+	500	564
Capital One Financial Corporation, 7.375%, due 5/23/14	A-	1,235	1,398
State Street Corporation, 4.300%, due 5/30/14	A+	350	362
Hewlett-Packard Company, 4.750%, due 6/2/14	A+	800	854

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
St. Jude Medical, Inc., 3.750%, due 7/15/14	A	$1,000	$1,011
Petrohawk Energy Corporation, 10.500%, due 8/1/14	B	1,000	1,093
Macquarie Group, 7.300%, due 8/1/14	A2	1,000	1,080
D.R. Horton, Inc. 5.625%, due 9/15/14	BB	1,000	968
SBC Communications Inc., 5.100%, due 9/15/14	A	1,250	1,345
Goldman Sachs Group, Inc., 5.000%, due 10/1/14	A1	545	575
CODELCO, Inc.—144A,* 4.750%, due 10/15/14	A1	400	428
Boeing Capital Corporation, 3.250%, due 10/27/14	A+	1,400	1,390
Crown Castle International Corp., 9.000%, due 1/15/15	B+	1,000	1,065
DuPont (E.I.) de Nemours and Company, 3.250%, due 1/15/15	A	500	495
Georgia-Pacific, LLC, 7.000%, due 1/15/15	BB+	1,000	1,013
Yum! Brands, Inc., 4.250%, due 9/15/15	BBB-	350	351
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	750	799
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-	700	752
Owens-Brockway, 7.375%, due 5/15/16	BB+	750	774
MetLife, Inc., 6.750%, due 6/1/16	A	1,000	1,120
SABMiller plc, 6.500%, due 7/1/16	BBB+	700	768
Petrobras International Finance Company, 6.125%, due 10/6/16	Baa1	400	429
DuPont (E.I.) de Nemours and Company, 5.250%, due 12/15/16	A	500	528
Comcast Corporation, 6.500%, due 1/15/17	BBB+	350	387
Corrections Corporation of America, 7.750%, due 6/1/17	BB	575	592
ERP Operating Limited Partnership, 5.750%, due 6/15/17	A-	1,100	1,100
J.P. Morgan Chase & Co., 6.125%, due 6/27/17	A1	600	634
BB&T Corporation, 4.900%, due 6/30/17	A2	665	647
American Express Company, 6.150%, due 8/28/17	A+	1,000	1,045
IBM Corporation, 5.700%, due 9/14/17	A+	1,250	1,367
Exelon Generation Company, LLC., 6.200%, due 10/1/17	A3	1,100	1,179
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	950	1,079
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	800	844

See accompanying Notes to Financial Statements.

72 Annual Report	December 31, 2009

Bond Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Wells Fargo & Company, 5.625%, due 12/11/17	AA-	$1,000	$1,040
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	350	387
The Goldman Sachs Group, Inc., 6.150%, due 4/1/18	A1	950	1,017
Morgan Stanley, 6.625%, due 4/1/18	A	950	1,027
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	350	359
Philip Morris International, Inc., 5.650%, due 5/16/18	A+	1,000	1,052
Time Warner Cable, 6.750%, due 7/1/18	BBB	1,000	1,099
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A+	1,075	1,152
Anheuser-Busch InBev, 7.750%, due 1/15/19	BBB+	700	820
FedEx Corporation, 8.000%, due 1/15/19	BBB	750	903
CSX Corporation, 7.375%, due 2/1/19	BBB-	800	914
Honeywell International, Inc., 5.000%, due 2/15/19	A	925	958
Pfizer, Inc., 6.200%, due 3/15/19	AA	1,250	1,390
Abbott Laboratories, 5.125%, due 4/1/19	AA	900	941
BHP Billiton Finance (USA) Limited, 6.500%, due 4/1/19	A+	1,300	1,491
Owens Corning, 9.000%, due 6/15/19	BBB-	950	1,059
Jeffries Group, Inc., 8.500%, due 7/15/19	BBB	1,300	1,421
Discovery Communications, LLC, 5.625%, due 8/15/19	Baa2	500	516
Roper Industries, Inc., 6.250%, due 9/1/19	BBB-	1,225	1,275
Halliburton Company, 6.150%, due 9/15/19	A	1,250	1,396
Boston Properties Limited Partnership, 5.875%, due 10/15/19	A-	1,500	1,505
Iron Mountain Incorporated, 8.000%, due 6/15/20	B+	1,000	1,015

VRN = Variable Rate Notes

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

* Deemed illiquid pursuant to the Fund/Advisor’s Liquidity Procedures. These holdings represent 0.71% of the net assets of the Fund at December 31, 2009.

† As of January 26th, 2010, Fitch has lowered the rating on this security to C.

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Ras Laffan Lng II, 5.298%, due 9/30/20*	Aa2	$400	$403
Southwest Airlines Co., 6.150%, due 8/1/22	A	701	702
The Kroger Co., 8.000%, due 9/15/29	BBB	325	391
Conoco Funding Company, 7.250%, due 10/15/31	A1	400	463
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	400	405
Pacific Gas and Electric Company, 6.050%, due 3/1/34	A	750	783
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A1	500	504
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	670
J.P. Morgan Chase & Co., 6.400%, due 5/15/38	Aa3	350	385
Cox Communications, Inc., 6.950%, due 6/1/38	BBB	350	371
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	775
ConocoPhillips Company, 6.500%, due 2/1/39	A1	400	444

Total Corporate Obligations			70,476

Total Long-Term Investments—98.1% (cost $138,047)			144,560

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09, due 1/4/10, repurchase price $3,443, collateralized by U.S. Treasury Bill, 0.020%, due 2/18/10	AAA	3,443	3,443

Total Repurchase Agreement—2.3% (cost $3,443)			3,443

Total Investments—100.4% (cost $141,490)			148,003

Liabilities, plus cash and other assets—(0.4)%			(659)

Net Assets—100.0%			$147,344

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 73

Christopher T. Vincent

INCOME FUND

The Income Fund invests in intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 66 for the Fixed Income Market Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a 9.88% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index, rose 5.24%, while the Fund’s peer group, the Morningstar Short-Term Bond Category, gained 9.30%.

During 2009, the Fund benefitted from its overweight position in investment grade Corporate Bonds and seasoned Mortgage-backed securities, and a corresponding underweight position in U.S. Treasury securities.

Corporate Bonds in particular had an exceptional year. During the April-June period, the Corporate Bond sector experienced its best quarter in more than 20 years.

Offsetting the Fund’s strong performance was the Fund’s lack of exposure to lower quality, high-yield securities, as many of these issues rebounded as the year progressed. In addition, the Fund’s longer duration hurt performance somewhat as interest rates continued to rise in early June.

The third quarter was a very positive one for the Fund, with a great deal of the Fund’s total return generated by a combination of lower interest rates and a rally in the major “spread” sectors—Agency Mortgage-backed securities and Corporate Bonds.

Flows into bond mutual funds were also quite robust, as investors were attracted to yields that were higher than other short-term fixed-income investments.

Risk premiums continued to contract during the fourth quarter, which tended to insulate the portfolio against upward pressure from rising interest rates.

We were significant buyers of investment grade Corporate Bonds, primarily in the new issue market during the first half of the year, and in the secondary market as well, taking advantage of the favorable market fundamentals.

We feel that Corporate Bonds are moderately attractive, and intend to maintain an overweight position in that sector. We believe that we are still in an environment where Corporate Bonds will perform favorably, based on the prospects for the economy stabilizing and eventually recovering.

We anticipate seeing a continuation of a trend that has been in place for several years of foreign-domiciled commercial enterprises being attracted to access our capital markets for funding.

One example of such a company is Macquarie Group Ltd., an Australian-based diversified financial services company. Macquarie is a recent purchase and addition to the Fund’s portfolio of investments.

74 Annual Report	December 31, 2009

Another company, also a recent portfolio addition, is Motiva, a joint venture for oil refining between Shell Oil Company and Saudi Arabia’s Aramco.

We expect this trend of foreign companies issuing dollar-denominated securities to continue, and we believe it is both an interesting and encouraging example that global commerce has not regressed—nor been negatively impacted—by protectionist sentiment.

At year end, the Income Fund’s average maturity stood at 4.9 years, while its duration was 3.8 years.

December 31, 2009	William Blair Funds 75

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	5 Year	10 Year
Income Fund Class N	9.88%	2.70%	2.81%	4.51%
Income Fund Class I	9.89	2.87	2.97	4.67
Barclays Capital Intermediate Government/Credit Bond Index	5.24	5.90	4.65	5.92

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital Intermediate Government Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

76 Annual Report	December 31, 2009

Income Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—33.6%
U.S. Treasury Inflation Indexed Notes/Bonds—1.5%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$1,608	$1,737

U.S. Treasury—3.2%
U.S. Treasury Note, 2.250%, due 5/31/14	400	397
U.S. Treasury Note, 5.125%, due 5/15/16	1,000	1,115
U.S. Treasury Note, 4.750%, due 8/15/17	1,075	1,167
U.S. Treasury Note, 3.125%, due 5/15/19	1,200	1,136

Total U.S. Treasury Obligations		3,815

Government National Mortgage Association (GNMA)—0.3%
#780405, 9.500%, due 11/15/17	202	220
#357322, 7.000%, due 9/15/23	132	146

Total Government National Mortgage Association		366

Federal Home Loan Mortgage Corp. (FHLMC)—8.4%
#E00436, 7.000%, due 6/1/11	84	88
#M80925, 5.000%, due 6/1/11	436	443
#G10708, 6.500%, due 8/1/12	61	64
#E72924, 7.000%, due 10/1/13	355	376
#E81697, 8.000%, due 5/1/15	1,013	1,104
#E81703, 7.000%, due 5/1/15	407	434
#E81908, 8.500%, due 12/1/15	85	96
#J02184, 8.000%, due 4/1/16	723	779
#G90022, 8.000%, due 9/17/16	295	317
#E90398, 7.000%, due 5/1/17	781	845
#M30028, 5.500%, due 5/1/17	71	74
#E97112, 4.000%, due 5/1/18	430	441
#E96536, 5.000%, due 10/1/18	1,205	1,270
#B13459, 4.500%, due 4/1/19	352	365
#C67537, 9.500%, due 8/1/21	30	33
#D95621, 6.500%, due 7/1/22	2,270	2,467
#A45790, 7.500%, due 5/1/35	551	618

Total FHLMC Mortgage Obligations		9,814

Federal National Mortgage Association (FNMA)—20.2%
#695512, 8.000%, due 9/1/10	24	24
#725479, 8.500%, due 10/1/10	5	6
#313816, 6.000%, due 4/1/11	45	46
#577393, 10.000%, due 6/1/11	32	33
#577395, 10.000%, due 8/1/11	132	137
#254788, 6.500%, due 4/1/13	156	164
#725315, 8.000%, due 5/1/13	172	185
#593561, 9.500%, due 8/1/14	197	216
#567027, 7.000%, due 9/1/14	731	781
#567026, 6.500%, due 10/1/14	637	685
#458124, 7.000%, due 12/15/14	107	115
#576554, 8.000%, due 1/1/16	780	854
#256106, 5.000%, due 2/1/16	1,229	1,279
#576553, 8.000%, due 2/1/16	1,281	1,431
#555747, 8.000%, due 5/1/16	142	152
#735569, 8.000%, due 10/1/16	840	918

	NRSRO Rating (unaudited)	Principal Amount	Value

Federal National Mortgage Association (FNMA)—(continued)
#725410, 7.500%, due 4/1/17		$542	$577
#643217, 6.500%, due 6/1/17		261	283
#679247, 7.000%, due 8/1/17		924	1,021
#888979, 6.000%, due 12/1/17		1,034	1,095
#685194, 4.500%, due 3/1/18		1,541	1,607
#689334, 5.000%, due 3/1/18		228	240
#695910, 5.000%, due 5/1/18		952	1,007
#740847, 6.000%, due 10/1/18		642	687
#323501, 6.500%, due 1/1/19		194	212
#255358, 5.000%, due 9/1/19		297	312
#852864, 7.000%, due 7/1/20		1,963	2,166
#458147, 10.000%, due 8/15/20		456	506
#835563, 7.000%, due 10/1/20		802	886
#735574, 8.000%, due 3/1/22		504	579
#679253, 6.000%, due 10/1/22		1,126	1,213
#G93-19, Tranche SH, 11.234%, due 4/25/23, VRN		11	12
#255956, 5.500%, due 10/1/25		261	276
#806458, 8.000%, due 6/1/28		445	511
#880155, 8.500%, due 7/1/29		946	1,090
#797846, 7.000%, due 3/1/32		1,093	1,208
#745519, 8.500%, due 5/1/32		578	666
#654674, 6.500%, due 9/1/32		243	263
#733897, 6.500%, due 12/1/32		286	308

Total FNMA Mortgage Obligations			23,751

Consumer Asset-Backed Securities—4.8%
PECO Energy Transition Trust, 2001-A, Tranche A1, 6.520%, due 12/31/10	AAA	600	615
USAA Auto Owner Trust, 2006-2, Tranche A4, 5.370%, due 2/15/12	AAA	566	572
Capital One Multi-Asset Execution Trust, 2009-A1, Tranche A1, 1.333%, due 4/15/13	AAA	1,000	1,002
Citibank Credit Card Issuance Trust, 2009-A3, Tranche A3, 2.700%, due 6/24/13	AAA	965	983
John Deere Owner Trust, 2009 -A, Tranche A3, 2.590%, due 10/15/13	AAA	500	508
Mercedes-Benz Auto Receivables Trust, 2009-1, Tranche A3, 1.670%, due 1/15/14	Aaa	405	405
AESOP Funding, 2009-2A, Tranche A, 5.680%, due 2/20/14	AAA	1,000	1,033
Hertz Vehicle Financing LLC, 2009-2A, Tranche A1, 4.26%, due 3/25/14	Aaa	500	498

Total Consumer Asset-Backed Securities			5,616

Non-Agency Mortgage-Backed Obligations—1.3%
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA	102	101

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 77

Income Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	NRSRO Rating (unaudited)		Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—(continued)
First Plus, 1997-4, Tranche M1, 7.640%, due 9/11/23*	AA	†	$676	$623
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23*	A	†	143	127
First Plus, 1998-3, Tranche M2, 7.920%, due 5/10/24*	A	†	256	239
LSSCO, 2004-2, Tranche M1, 3.477%, due 2/28/33, VRN*	CCC		432	188
LSSCO, 2004-2, Tranche M2, 3.480%, due 2/28/33, VRN*	CC		332	88
ABFS, 2002-2, Tranche A7, 5.125%, due 7/15/33	AAA		14	14
Soundview Home Equity Loan Trust, 2005-B, Tranche M1 5.635%, due 5/25/35	A		181	177

Total Non-Agency Mortgage-Backed Obligations				1,557

Corporate Obligations—59.3%
Pacific Gas & Electric PCG, 4.200%, due 3/1/11	A		1,250	1,290
Wisconsin Energy Corporation, 6.500%, due 4/1/11	A-		1,250	1,322
Eli Lilly & Co., 3.550%, due 3/6/12	AA		500	520
BP Capital Markets plc, 3.125%, due 3/10/12	AA+		1,125	1,159
BHP Billiton Finance (USA) Limited, 5.125%, due 3/29/12	A+		1,195	1,272
Morgan Stanley Dean Witter & Co., 6.600%, due 4/1/12	A		1,600	1,741
Simon Property Group, Inc., 6.350%, due 8/28/12	A-		1,500	1,601
Cox Communications, Inc., 7.125%, due 10/1/12	BBB		1,000	1,111
Wells Fargo & Company, 4.375%, due 1/31/13	AA-		1,400	1,454
PepsiCo, Inc., 4.650%, due 2/15/13	Aa2		540	577
John Deere Capital Corporation, 4.500%, due 4/3/13	A		1,000	1,050
Citigroup, Inc., 5.500%, due 4/11/13	A+		1,000	1,037
General Electric Capital Corporation, 4.800%, due 5/1/13	AA+		1,500	1,568
Novartis Capital Corp., 4.125%, due 2/10/14	AA		1,000	1,051
CME Group, Inc., 5.750%, due 2/15/14	AA		1,000	1,094
PACCAR, Inc., 6.875%, due 2/15/14	AA-		1,000	1,128
PepsiAmericas, Inc., 4.375%, due 2/15/14	A+		500	520
American Movil S.A.B. De C.V., 5.500%, due 3/1/14	A-		1,000	1,061
Coca—Cola Enterprises, Inc., 7.375%, due 3/3/14	A		900	1,044

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
General Electric Capital Corporation, 5.900%, due 5/13/14	AA+	$225	$243
Bank Of America, 7.375%, due 5/15/14	A+	500	567
Hewlett-Packard Company, 4.750%, due 6/2/14	A+	1,100	1,175
St. Jude Medical, Inc. 3.750%, due 7/15/14	A	500	505
AT&T, Inc., 5.100%, due 9/15/14	A	1,750	1,882
Goldman Sachs Group, Inc., 5.000%, due 9/24/14	A+	1,500	1,582
CODELCO, Inc. -144A, 4.750%, due 10/15/14*	A1	1,815	1,943
Boeing Capital Corporation, 3.250%, due 10/27/14	A	1,000	993
EI Du Pont de Nemours & Co., 3.250%, due 1/15/15	A	1,200	1,189
United Technologies Corporation, 4.875%, due 5/1/15	A+	1,500	1,610
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	1,000	1,065
YUM! Brands, Inc., 6.250%, due 4/15/16	BBB-	1,000	1,074
Petrobras International Finance Company, 6.125%, due 10/6/16	Baa1	1,000	1,073
BHP Billiton Finance (USA) Limited, 5.400%, due 3/29/17	A+	1,000	1,071
ERP Operating LP, 5.750%, due 6/15/17	A	1,000	1,000
J.P. Morgan Chase & Co., 6.125%, due 6/27/17	A+	1,750	1,850
BB&T Corporation, 4.900%, due 6/30/17	A	1,500	1,460
Kimberly—Clark Company, 6.125%, due 8/1/17	A	1,000	1,109
American Express Company, 6.150%, due 8/28/17	A+	1,500	1,568
IBM Corporation, 5.700%, due 9/14/17	A+	1,750	1,913
Exelon Generation Company, LLC., 6.200%, due 10/1/17	A3	2,000	2,144
Tesco plc, 5.500%, due 11/15/17	A-	1,750	1,842
Abbott Laboratories, 5.600%, due 11/30/17	AA	1,650	1,792
Wells Fargo & Company, 5.625%, due 12/11/17	AA-	750	780
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	1,000	1,107
Goldman Sachs Group, Inc., 6.150%, due 4/1/18	A+	750	803
Morgan Stanley, 6.625%, due 4/1/18	A	750	811
Philip Morris International, Inc., 5.650%, due 5/16/18	A+	1,250	1,314
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB	1,000	1,099
Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 1/15/19	BBB+	1,150	1,347

See accompanying Notes to Financial Statements.

78 Annual Report	December 31, 2009

Income Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
FedEx Corporation, 8.000%, due 1/15/19	BBB	$1,250	$1,505
Honeywell International, Inc., 5.000%, due 2/15/19	A	1,225	1,268
Procter & Gamble Co., 4.700%, due 2/15/19	AA-	500	512
Unilever Capital Corp., 4.800%, due 2/15/19	A+	500	513
Pfizer, Inc., 6.200%, due 3/15/19	AAA	1,000	1,112
Jefferies Group, Inc., 8.500%, due 7/15/19	BBB	1,100	1,203
Boston Properties LP, 5.875%, due 10/15/19	A	1,350	1,354
Ras Laffan Lng II, 5.298%, due 9/30/20*	A+	1,250	1,260
Southwest Airlines Co., 6.150%, due 8/1/22	A+	1,543	1,544

Total Corporate Obligations			69,782

Total Long-Term Investments—99.0% (cost $110,785)			116,438

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09, due 1/4/10, repurchase price $666, collateralized by U.S. Treasury Bill, 0.020%, due 2/18/10	AAA	666	666

Total Repurchase Agreement—0.6% (cost $666)			666

Total Investments—99.6% (cost $111,451)			117,104
Cash and other assets, less liabilities—0.4%			504

Net assets—100.0%			$117,608

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury

* Deemed illiquid pursuant to the Fund/Advisor’s Liquidity Procedures. These holdings represent 3.84% of the net assets of the Fund at December 31, 2009.

† As of January 26th, 2010, Fitch has lowered the rating on this security to C.

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 79

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to outperform the Merrill Lynch 1-Year U.S. Treasury Note Index by investing in a diversified portfolio of investment grade low duration debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 66 for the Fixed Income Market Overview.

The William Blair Low Duration Fund seeks to maximize total return by investing in a diversified portfolio of investment grade low duration debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Low Duration Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

We are enthusiastic about the opportunities available to us as the managers of the Low Duration Fund. The Fund seeks to outperform the total return of the Merrill Lynch 1-Year U.S. Treasury Bill Index (the Fund’s Benchmark) through an actively managed diversified portfolio of securities.

In managing the Fund we will emphasize individual security selection, as well as shifts in the Fund’s portfolio among market sectors. In addition, we will also actively manage the Fund’s average duration relative to the Benchmark. Other important investment criteria are as follows:

•	The Fund will invest in U.S.-dollar-denominated securities.

•

The broad sectors represented in the portfolio will include government securities, corporate debt securities issued by domestic and foreign companies, mortgage-backed securities and asset-backed securities.

•

The Fund will invest primarily in investment grade securities rated in the highest three categories at time of purchase by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Low Duration Fund commenced operations on December 1, 2009. Through the period ended December 31, 2009, the Fund posted a slight decrease of (0.60)% (Class N Shares). By comparison, the Merrill Lynch 1-Year U.S. Treasury Note Index, decreased (0.15)%, for this short time period.

What were the most significant factors impacting Fund performance during the last month of 2009? What factors were behind the Fund’s performance versus the benchmark?

The primary factor influencing the fixed income markets during the fourth quarter was the U.S. employment situation. Job losses began to moderate significantly during the fourth quarter, which was viewed favorably and a positive sign for the domestic economy.

Consequently, growth estimates for the nation’s Gross Domestic Product (GDP) for the first half of 2010 steadily increased from 3% to as high as 4.5%.

80 Annual Report	December 31, 2009

However, the employment picture and expectations for strengthening GDP growth led to upward pressure on interest rates, and most specifically U.S. Treasury securities, as the year drew to a close.

In particular, the last month of the year was very tough on bond investors as they faced the headwinds of rising short- and long-term interest rates. The roughly 0.50% increase in the 2-Year U.S. Treasury Note in 30 days provides an example of the challenging environment the new Fund faced.

The Fund invested capital as the Fund’s asset flows grew steadily from its inception.

It is worth noting that the Low Duration Fund paid its first dividend of $0.00989 per share (Class N Shares) on December 30, 2009, to shareholders of record on December 28, 2009.

How is the Fund’s portfolio currently structured?

The majority of the Fund’s portfolio is invested in seasoned U.S. Government-guaranteed short duration Mortgage-backed Fannie Mae and Fredie Mac securities. This is the Fund’s major sector emphasis. We favor such securities because they pay monthly principal and interest, which we then are able to reinvest. The benefits of this strategy are evident in a rising rate environment such as the one we experienced during the month of December.

The Fund kept its exposure to cash and cash equivalents extremely low, given the very low rates currently available from money market instruments.

December 31, 2009	William Blair Funds 81

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

Since Inception
Low Duration Fund Class N	(0.60)%
Low Duration Fund Class I	(0.59)
Merrill Lynch 1-Year U.S. Treasury Note Index	(0.15)
(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

82 Annual Report	December 31, 2009

Low Duration Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—50.7%
Federal Home Loan Mortgage Corp. (FHLMC)—20.9%
#M80822, 3.500%, due 3/1/10		$4,002	$4,066
#M80856, 4.500%, due 10/1/10		149	152
#M80898, 4.500%, due 2/1/11		245	256
#G11320, 6.000%, due 4/1/14		950	1,015
#G11211, 6.000%, due 7/1/16		533	570
#G11187, 5.500%, due 9/1/16		658	699
#G11337, 5.500%, due 11/1/17		2,446	2,604
#E96536, 5.000%, due 3/1/18		751	792
#E95355, 5.000%, due 4/1/18		806	849
#E01377, 4.500%, due 5/1/18		810	843
#G11618, 4.500%, due 5/1/18		3,855	4,020
#E01488, 5.000%, due 10/1/18		822	867
#E99895, 5.000%, due 10/1/18		1,681	1,772
#G11506, 5.500%, due 12/1/18		638	679
#G11567, 5.500%, due 12/1/18		697	742

Total FHLMC Mortgage Obligations			19,926

Federal National Mortgage Association (FNMA)—29.8%
#255325, 4.500%, due 7/1/11		847	881
#735647, 5.000%, due 12/1/17		3,395	3,578
#681310, 4.500%, due 2/1/18		769	801
#675717, 5.000%, due 3/1/18		822	866
#257188, 4.500%, due 4/1/18		990	1,029
#656564, 5.000%, due 4/1/18		3,652	3,847
#656573, 5.000%, due 6/1/18		468	493
#709848, 5.000%, due 6/1/18		459	483
#722106, 4.500%, due 7/1/18		3,568	3,719
#711991, 5.000%, due 8/1/18		442	466
#743183, 5.000%, due 10/1/18		169	178
#749596, 5.000%, due 11/1/18		572	603
#770853, 4.500%, due 4/1/19		1,816	1,889
#725445, 4.500%, due 5/1/19		1,032	1,073
#995234, 5.000%, due 7/1/19		3,849	4,057
#MA0124, 4.000%, due 7/1/19		1,879	1,922
#785259, 5.000%, due 8/1/19		702	739
#745240, 4.500%, due 12/1/19		966	1,006
#735401, 5.500%, due 3/1/20		635	676

Total FNMA Mortgage Obligations			28,306

Consumer Asset-Backed Securities—12.0%
Nissan Receivables Owner Trust, 2009-1, A2, 3.920%, due 4/15/11	AAA	428	431
Volkswagen Auto Lease Trust, 2009-A, A2, 2.870%, due 7/15/11	AAA	146	148
Honda Auto Receivables Owner Trust, 2009-2, A2, 2.220%, due 8/15/11	AAA	140	141
Nissan Auto Lease Trust, 2009-A, A3, 2.920%, due 12/15/11	AAA	610	621
Ford Credit Auto Owner Trust, 2009-D, A2, 1.210%, due 1/15/12	AAA	500	501
Volkswagen Auto Lease Trust, 2009-A, A3, 3.410%, due 4/16/12	AAA	1,000	1,025
Harley-Davidson Motorcycle Trust, 2009-1, A2, 2.520%, due 5/15/12	AAA	100	101
BA Credit Card Trust, 2008-A9, A9, 4.070%, due 7/16/12	AAA	200	201

	NRSRO Rating (unaudited)	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
Chase Issuance Trust, 2009-A6, A6, 1.083%, due 7/16/12, VRN	AAA	$1,300	$1,305
CNH Equipment Trust, 2009-C, A2, 0.950%, due 8/15/12	AAA	1,000	999
Citibank Credit Card Issuance Trust, 2005-A7, 4.750%, due 10/22/12	AAA	200	206
CarMax Auto Owner Trust, 2009-1, A3, 4.120%, due 3/15/13	AAA	421	436
Ford Credit Auto Owner Trust, 2009-A, A3A, 3.960%, due 5/15/13	AAA	600	619
Ford Credit Auto Owner Trust, 2009-D, A3, 2.170%, due 10/15/13	AAA	1,160	1,171
John Deere Owner Trust, 2009-A, A3, 2.590%, due 10/15/13	AAA	1,000	1,016
John Deere Owner Trust, 2009-B, A3, 1.570%, due 10/15/13	AAA	450	450
Harley-Davidson Motorcycle Trust, 2009-1, A3, 3.190%, due 11/15/13	AAA	1,007	1,029
American Express Credit Account Master Trust, 2007-5, A, 0.263%, due 12/15/14, VRN	AAA	1,000	987

Total Consumer Asset-Backed Securities			11,387

Corporate Obligations—14.1%
Procter & Gamble International Funding SCA, 1.350%, due 8/26/11	AA-	1,000	1,005
Shell International Finance B.V., 1.300%, due 9/22/11	AA+	1,000	1,002
Morgan Stanley, 3.250%, due 12/1/11	AAA	1,000	1,037
BP Capital Markets plc, 3.125%, due 3/10/12	AA+	1,000	1,030
The Goldman Sachs Group, Inc., 3.250%, due 6/15/12	AAA	1,000	1,039
General Electric Capital Corporation, 3.500%, due 8/13/12	AA+	1,000	1,021
Bank of America Corporation, 5.375%, due 9/11/12	A+	1,000	1,061
ConocoPhillips, 4.750%, due 10/15/12	A	1,000	1,072
Citigroup, Inc., 5.300%, due 10/17/12	A+	1,000	1,042
Wells Fargo & Company, 5.250%, due 10/23/12	AA-	1,000	1,068
Morgan Stanley, 5.250%, due 11/2/12	A	1,000	1,064
Caterpillar Financial Services, 1.900%, due 12/17/12	A	1,000	996
PACCAR Financial Corporation, 1.950%, due 12/17/12	AA-	1,000	990

Total Corporate Obligations			13,427

Total Long-Term Investments—76.8% (cost $73,614)			73,046

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 83

Low Duration Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value
Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09, due 1/4/10, repurchase price $6,139, collateralized by U.S. Treasury Bill, 0.020%, due 2/18/10	AAA	$6,139	$6,139

Total Repurchase Agreement—6.4% (cost $6,139)			6,139

Total Investments—83.2% (cost $79,753)			79,185
Cash and other assets, less liabilities—16.8%			15,949

Net assets—100.0%			$95,134

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

See accompanying Notes to Financial Statements.

84 Annual Report	December 31, 2009

Christopher T. Vincent

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The return for the 12 months ended December 31, 2009 of the Fund’s Class N Shares was 0.10%, versus the 0.18% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.35 billion at December 31, 2009, compared to $1.51 billion at June 30, 2009 and $1.84 billion at December 31, 2008.

Federal Reserve Board Monetary policy continued to be the focus of the money markets during 2009.

Minutes from the Federal Open Market Committee (FOMC) meeting on December 16 indicated that the Federal Reserve believed the economy was still in a fragile state but that it remained wary of raising interest rates.

At the same time, the Fed indicated that it had taken steps to wind down its program of emergency lending.

Fed watchers noted that while the language was unchanged from those released after other recent Fed meetings, it was nonetheless marginally more upbeat.

In a statement released after the two days of FOMC meetings, the Fed said that its benchmark overnight Federal Funds interest rate would remain at virtually zero, the level it has maintained for the last year. The Fed also reiterated its expectation that it would keep rates “exceptionally low” for “an extended period.”

The Fed’s statements and its intention to wind down its policy of government intervention would seem to indicate a growing level of cautious optimism about the economy.

The FOMC noted that economic activity, including household spending, had continued to pick up and that the deterioration in the job market was slowing. According to the FOMC statement, improvements in the financial markets had also become “more supportive of growth.”

The Fed noted that it was gradually winding down its purchases of mortgage-backed securities and other agency debt, and that most of its emergency liquidity programs would expire in February. In addition, the government’s TARP program, which was created to help banks supply credit to households and small businesses by supporting the issuance of certain asset-backed securities, is expected to end by June 30.

As we noted last quarter, we take the Federal Reserve Board at its word as it indicates that it intends to maintain the target range for the federal funds rate at 0.0 to 0.25 percent for an extended period, based on current economic conditions.

As the extreme financial conditions of the past year have eased—and in particular the lingering effects of the credit crisis—money market funds have seen gradual liquidations and orderly outflows to longer-fixed income securities, as well as equities. Corporations are rightly and rationally looking to longer-term funding markets as a source for capital, and less short-term Commercial Paper is being issued.

In such a low interest rate environment, with an exceedingly low federal funds rate, managing the Fund is a challenge, and we expect it to remain throughout the first half of 2010, when we expect economic fundamentals to strengthen, and short-term rates to firm somewhat.

December 31, 2009	William Blair Funds 85

We continue to favor overnight repurchase agreements, in an effort to maintain a high degree of overnight liquidity.

The Fund also continues to maintain a relatively short Average Maturity. At December 31, 2009, the Fund’s Average Maturity was approximately 50.6 days, compared to 51.9 days at June 30, 2009 and 40 days at December 31, 2008.

86 Annual Report	December 31, 2009

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on December 31, 2009 was 0.01%.

Average Annual Total Returns—Class N Shares Year ended June 30, 2009.

	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund	0.10%	2.33%	2.81%	2.63%
AAA-Rated Money Market Funds	0.18	2.32	2.75	2.59

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total Investments.

December 31, 2009	William Blair Funds 87

Ready Reserves Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Principal Amount	Amortized Cost
U.S. Agency Fixed Rate Notes—15.7%
Federal Farm Credit Bank, (FFCB), 0.800%, 2/2/10	$3,000	$3,000
Federal Home Loan Bank (FHLB), 0.500%—5.250%, 1/15/10—10/29/10	83,770	84,306
Federal Home Loan Mortgage Corporation (FHLMC), 2.875%—5.500%, 2/9/10—1/18/11	57,428	58,408
Federal National Mortgage Association (FNMA), 3.000%—4.000%, 2/10/10—7/12/10	65,932	66,449

Total U.S. Agency Fixed Rate Notes		212,163

U.S. Agency Variable Rate Notes—2.3%
Federal Home Loan Mortgage Corporation (FHLMC), 0.815%—4.750%, 1/1/10—9/1/10	18,530	18,708
Federal National Mortgage Association (FNMA), 2.375%—5.000%, 2/1/10—11/1/10	12,585	12,709

Total U.S. Agency Variable Rate Notes		31,417

Corporate-Fixed Rate Notes—4.9%
Du Pont (E.I.) de Nemours, 4.125%, 4/30/10	14,209	14,353
General Electric Capital Corporation, 7.375% , 1/19/10	11,500	11,534
JPMorgan Chase & Co., 2.625%, 12/1/10	15,310	15,617
Morgan Stanley, 2.900%, 12/1/10	9,000	9,202
Regions Bank, 2.750%, 12/10/10	3,000	3,066
Wal-Mart Stores, Inc., 4.125%, 7/1/10—8/15/10	12,100	12,333

Total Fixed Rate Notes		66,105

Variable Rate Note—0.8%
The Procter & Gamble Company, 0.437%, 3/9/10	11,125	11,132

Total Variable Rate Note		11,132

Canadian Fixed Rate Note—1.7%
Canadian Wheat Board, 0.060%, 1/11/10—2/1/10	22,000	21,999

Total Canadian Fixed Rate Note		21,999

Commercial Paper—48.3%
Abbott Laboratories, 0.050%—0.150%, 1/4/10—1/19/10	55,000	54,999
American Honda Finance Corporation, 0.120%—0.190%, 1/5/10—2/11/10	44,000	43,997
Brown-Forman Corporation, 0.150%—0.220%, 1/5/10—2/8/10	31,750	31,747
Caterpillar Financial Services Corporation, 0.140%, 3/1/10	5,000	4,999
Chevron Funding Corporation, 0.070%—0.090%, 1/4/10—1/27/10	43,500	43,499
CME Group, Inc., 0.170%, 2/3/10	8,000	7,999
Coca-Cola Company, 0.100%—0.150%, 1/7/10—2/5/10	42,520	42,517
ConocoPhillips Qatar Funding Ltd., 0.100%—0.120%, 1/7/10—1/21/10	33,750	33,749
General Electric Capital Corporation, 0.020%, 1/19/10—1/22/10	12,000	12,000

Issuer	Principal Amount	Amortized Cost
Commercial Paper—(continued)
General Electric Capital Services, Inc., 0.120%—0.180%, 1/26/10—2/23/10	$16,000	$15,997
General Electric Company, 0.170%, 2/1/10	5,000	4,999
Hewlett-Packard Company, 0.110%, 1/13/10—1/22/10	22,000	21,999
IBM Corporation, 0.050%—0.100%, 1/4/10—1/29/10	20,000	19,999
John Deere Credit Inc., 0.120%, 1/7/10—1/12/10	13,000	13,000
John Deere Credit Ltd., 0.120%, 1/8/10	8,000	8,000
John Deere Ltd., 0.120%—0.13%, 1/13/10—1/25/10	17,000	16,999
Johnson & Johnson, 0.090%—0.150%, 1/25/10—5/3/10	40,000	39,991
Nokia Corporation, 0.140%—0.160%, 1/11/10—2/4/10	35,500	35,497
PACCAR Financial Corporation, 0.110%—0.190%, 1/4/10—3/18/10	31,900	31,894
Pfizer Inc., 0.270%—0.370%, 1/12/10—3/9/10	15,000	14,995
Private Export Funding, 0.080%—0.130%, 1/7/10—3/4/10	38,900	38,897
Procter & Gamble International Funding SCA, 0.090%—0.110%, 1/11/10—2/1/10	32,000	31,998
Roche Holdings Inc., 0.090%—0.100%, 1/5/10—1/20/10	29,000	28,999
Toyota Credit de Puerto Rico, 0.130%—0.170%, 1/4/10—2/5/10	55,000	54,996

Total Commercial Paper		653,766

Asset-Backed Commercial Paper—7.3%
Chariot Funding, L.L.C., 0.100%—0.170%, 1/6/10—2/12/10	46,000	45,996
Govco L.L.C., 0.170%—0.200%, 1/4/10—3/4/10	43,180	43,174
Wal-Mart Funding Corporation, 0.190%—0.200%, 1/8/10	9,810	9,810

Total Asset-Backed Commercial Paper		98,980

Repurchase Agreements—18.8%
Bank of America, 0.010% dated 12/31/09, due 1/4/10, repurchase price $61,000, collateralized by various U.S. Agency securities 4.694%—5.805%, 12/1/19—1/1/38	61,000	61,000
Fixed Income Clearing Corporation, 0.000% dated 12/31/09, due 1/4/10, repurchase price $132,762, collateralized by various U.S. Agency securities 4.875%—5.000%, due 12/15/16—2/13/17	132,762	132,762
Goldman Sachs, 0.020% dated 12/31/09, due 1/4/10, repurchase price $ 61,000, collateralized by various FDIC guaranteed securities 1.700%—2.250%, 12/23/10—12/10/12	61,000	61,000

Total Repurchase Agreements		254,762

Total Investments—99.8% (cost $1,350,324)		1,350,324
Cash and other assets, less liabilities—0.2%		2,577

Net assets—100.0%		$1,352,901

Portfolio Weighted Average Maturity		51 Days

See accompanying Notes to Financial Statements.

88 Annual Report	December 31, 2009

Statements of Assets and Liabilities

December 31, 2009 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$357,377	$25,289	$564,023	$57,500
Investments in Affiliated Companies, at cost	—	—	101,900	—
Investments in Affiliated Fund, at cost	1,262	—	3,297	19

Investments in securities, at value	$423,564	$30,082	$695,698	$70,592
Investments in Affiliated Companies, at value	—	—	69,177	—
Investments in Affiliated Fund, at net asset value	1,262	—	3,297	19
Receivable for securities sold	—	346	1	589
Receivable for fund shares sold	1,047	124	1,997	166
Dividends and interest receivable	310	24	218	21

Total assets	426,183	30,576	770,388	71,387
Liabilities
Payable for investment securities purchased	5,416	—	3,680	496
Payable for fund shares redeemed	876	—	3,034	2
Payable to custodian	—	217	—	—
Management fee payable	256	9	634	13
Distribution fee payable	30	1	98	2
Other accrued expenses	85	38	144	40

Total liabilities	6,663	265	7,590	553

Net Assets	$419,520	$30,311	$762,798	$70,834

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$42	$5	$38	$7
Capital paid in excess of par value	391,214	33,992	852,528	70,073
Accumulated net investment income (loss)	13	1	—	—
Accumulated net realized gain (loss)	(37,936)	(8,480)	(188,720)	(12,338)
Net unrealized appreciation (depreciation) of investments and foreign currencies	66,187	4,793	98,952	13,092

Net Assets	$419,520	$30,311	$762,798	$70,834

Class N Shares
Net Assets	$153,987	$5,952	$469,746	$10,379
Shares Outstanding	15,575,313	965,990	23,498,687	1,029,897
Net Asset Value Per Share	$9.89	$6.16	$19.99	$10.08
Class I Shares
Net Assets	$265,533	$24,359	$293,052	$60,455
Shares Outstanding	25,944,966	3,869,495	14,195,695	5,928,621
Net Asset Value Per Share	$10.24	$6.30	$20.64	$10.20

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 89

Statements of Operations

for the Year Ended December 31, 2009 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund		Mid Cap Growth Fund
Investment income
Dividends	$3,020	$278	$3,232		$430
Less foreign tax withheld	—	(1)	—		(2)
Dividend income from Affiliated Fund	2	—	1		1
Interest	8	1	17		1

Total income	3,030	278	3,250		430
Expenses
Investment advisory fees	2,214	202	6,263		479
Distribution fees	258	14	860		16
Custodian fees	36	37	53		43
Transfer agent fees	306	50	566		70
Professional fees	34	26	44		27
Registration fees	29	28	52		28
Shareholder reporting fees	68	5	127		17
Trustee fees	10	1	19		2
Other expenses	19	10	66		20

Total expenses before waiver	2,974	373	8,050		702
Expenses reimbursed to (waived or absorbed by) the Advisor	—	(112)	(182)		(125)

Net expenses	2,974	261	7,868		577

Net investment income (loss)	56	17	(4,618)		(147)
Net realized gain (loss) on transactions from:
Investments	(19,046)	(2,753)	(34,140	)(a)	(6,206)
Foreign currency transactions	—	—	—		—

Total net realized gain (loss)	(19,046)	(2,753)	(34,140	)(a)	(6,206)
Change in net unrealized appreciation (depreciation) of:
Investments	119,029	9,950	322,910	(a)	22,569
Foreign currency translations	—	—	—		—

Change in net unrealized appreciation (depreciation)	119,029	9,950	322,910	(a)	22,569

Net increase (decrease) in net assets resulting from operations	$100,039	$7,214	$284,152		$16,216

(a)	Affiliated Companies accounted for $(44,307) of net realized gain (loss) on investments and $93,205 of the change in net unrealized appreciation (depreciation) on investments during the year.

See accompanying Notes to Financial Statements.

90 Annual Report	December 31, 2009

Statements of Changes in Net Assets

for the Years Ended December 31, 2009 and 2008 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund		Mid Cap Growth Fund
	2009	2008	2009	2008	2009	2008	2009	2008
Operations
Net investment income (loss)	$56	$(1,049)	$17	$(28)	$(4,618)	$(6,473)	$(147)	$(251)
Net realized gain (loss) on investments and foreign currency transactions	(19,046)	(18,762)	(2,753)	(3,294)	(34,140)	(145,658)	(6,206)	(5,297)
Change in net unrealized appreciation (depreciation) of investments and foreign currency translations	119,029	(120,242)	9,950	(9,707)	322,910	(287,305)	22,569	(13,013)

Net increase (decrease) in net assets resulting from operations	100,039	(140,053)	7,214	(13,029)	284,152	(439,436)	16,216	(18,561)
Distributions to shareholders from
Net investment income	(43)	—	(16)	—	—	—	—	—
Net realized gain	—	(5,607)	—	—	—	(20,533)	—	—

	(43)	(5,607)	(16)	—	—	(20,533)	—	—
Capital stock transactions
Net proceeds from sale of shares	131,594	63,269	6,234	7,597	317,852	278,755	21,823	23,278
Shares issued in reinvestment of income dividends and capital gain distributions	34	5,275	14	—	—	20,141	—	—
Less cost of shares redeemed	(50,690)	(53,942)	(6,414)	(4,956)	(240,833)	(531,719)	(7,731)	(9,584)

Net increase (decrease) in net assets resulting from capital share transactions	80,938	14,602	(166)	2,641	77,019	(232,823)	14,092	13,694

Increase (decrease) in net assets	180,934	(131,058)	7,032	(10,388)	361,171	(692,792)	30,308	(4,867)
Net assets
Beginning of year	238,586	369,644	23,279	33,667	401,627	1,094,419	40,526	45,393

End of year	$419,520	$238,586	$30,311	$23,279	$762,798	$401,627	$70,834	$40,526

Undistributed net investment income (loss) at the end of the year	$13	$—	$1	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 91

Statements of Assets and Liabilities

December 31, 2009 (dollar amounts in thousands)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Assets
Investments in securities, at cost	$118,329	$31,030	$3,519,337	$235,706
Investments in Affiliated Fund, at cost	23	29	6,376	5

Investments in securities, at value	$145,560	$38,235	$4,408,185	$297,482
Investments in Affiliated Fund, at net asset value	23	29	6,376	5
Foreign currency, at value (cost $-, $16, $859, $2,233)	—	17	875	2,260
Receivable for securities sold	712	74	57,054	517
Receivable for fund shares sold	2,662	85	20,086	393
Dividends and interest receivable	17	22	8,448	346
Unrealized appreciation on forward foreign currency contracts	—	—	15,044	—

Total assets	148,974	38,462	4,516,068	301,003
Liabilities
Payable for investment securities purchased	406	—	24,920	2,635
Payable for fund shares redeemed	1,571	46	11,977	37
Management fee payable	123	77	4,103	68
Distribution and shareholder administration fee payable	4	6	539	3
Foreign tax liability	—	1	163	9
Other accrued expenses	42	45	958	83

Total liabilities	2,146	175	42,660	2,835

Net Assets	$146,828	$38,287	$4,473,408	$298,168

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$12	$6	$239	$27
Capital paid in excess of par value	143,714	57,503	5,674,433	384,234
Accumulated net investment income (loss)	—	10	(13,777)	(39)
Accumulated net realized gain (loss)	(24,129)	(26,437)	(2,091,549)	(147,862)
Net unrealized appreciation (depreciation) of investments and foreign currencies	27,231	7,205	904,062	61,808

Net Assets	$146,828	$38,287	$4,473,408	$298,168

Class N Shares
Net Assets	$23,576	$4,721	$2,539,596	$15,436
Shares Outstanding	2,009,942	677,175	136,907,971	1,394,984
Net Asset Value Per Share	$11.73	$6.97	$18.55	$11.07
Class I Shares
Net Assets	$123,252	$33,566	$1,933,812	$282,732
Shares Outstanding	10,333,482	4,824,370	102,033,937	25,341,140
Net Asset Value Per Share	$11.93	$6.96	$18.95	$11.16

See accompanying Notes to Financial Statements.

92 Annual Report	December 31, 2009

Statements of Operations

for the Year Ended December 31, 2009 (all amounts in thousands)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Investment income
Dividends	$849	$454	$74,251	$5,549
Less foreign tax withheld	(4)	(20)	(4,619)	(446)
Dividend income from Affiliated Fund	—	—	13	1
Interest	4	1	134	8

Total income	849	435	69,779	5,112
Expenses
Investment advisory fees	1,086	321	36,350	2,648
Distribution fees	25	10	5,358	67
Shareholder services fees	—	48	—	—
Custodian fees	46	50	791	127
Transfer agent fees	57	49	3,969	341
Professional fees	31	26	134	42
Registration fees	28	32	102	41
Shareholder reporting fees	15	6	1,311	16
Trustee fees	4	1	131	10
Other expenses	21	19	358	132

Total expenses before waiver	1,313	562	48,504	3,424
Expenses reimbursed to (waived or absorbed by) the Advisor	(82)	(134)	(129)	(443)

Net expenses	1,231	428	48,375	2,981

Net investment income (loss)	(382)	7	21,404	2,131
Net realized gain (loss) on transactions from:
Investments	(7,046)	(3,210)	(391,640)	(46,584)
Foreign currency transactions	—	6	(5,839)	(508)

Total net realized gain (loss)	(7,046)	(3,204)	(397,479)	(47,092)
Change in net unrealized appreciation (depreciation) of:
Investments	47,865	14,318	1,641,795	112,664
Foreign currency translations	—	—	16,133	102

Change in net unrealized appreciation (depreciation)	47,865	14,318	1,657,928	112,766

Net increase (decrease) in net assets resulting from operations	$40,437	$11,121	$1,281,853	$67,805

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 93

Statements of Changes in Net Assets

for the Years Ended December 31, 2009 and 2008 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Global Growth Fund		International Growth Fund		International Equity Fund
	2009	2008	2009	2008	2009	2008	2009	2008
Operations
Net investment income (loss)	$(382)	$—	$7	$466	$21,404	$87,896	$2,131	$3,715
Net realized gain (loss) on investments and foreign currency transactions	(7,046)	(15,910)	(3,204)	(22,828)	(397,479)	(1,655,463)	(47,092)	(100,401)
Change in net unrealized appreciation (depreciation) of investments and foreign currency translations	47,865	(34,587)	14,318	(7,228)	1,657,928	(2,715,612)	112,766	(133,552)

Net increase (decrease) in net assets resulting from operations	40,437	(50,497)	11,121	(29,590)	1,281,853	(4,283,179)	67,805	(230,238)
Distributions to shareholders from
Net investment income	—	—	(3)	(391)	(31,541)	—	(1,449)	—
Net realized gain	—	(3)	—	—	—	(171,159)	—	(3,234)

	—	(3)	(3)	(391)	(31,541)	(171,159)	(1,449)	(3,234)
Capital stock transactions
Net proceeds from sale of shares	52,642	32,356	4,434	23,409	1,361,082	2,094,901	87,167	166,058
Shares issued in reinvestment of income dividends and capital gain distributions	—	3	3	366	28,646	164,759	1,387	3,194
Less cost of shares redeemed	(29,730)	(22,881)	(5,273)	(11,365)	(1,297,570)	(2,723,038)	(85,228)	(115,903)

Net increase (decrease) in net assets resulting from capital share transactions	22,912	9,478	(836)	12,410	92,158	(463,378)	3,326	53,349

Increase (decrease) in net assets	63,349	(41,022)	10,282	(17,571)	1,342,470	(4,917,716)	69,682	(180,123)
Net assets
Beginning of year	83,479	124,501	28,005	45,576	3,130,938	8,048,654	228,486	408,609

End of year	$146,828	$83,479	$38,287	$28,005	$4,473,408	$3,130,938	$298,168	$228,486

Undistributed net investment income (loss) at the end of the year	$—	$—	$10	$(17)	$(13,777)	$(6,692)	$(39)	$(213)

See accompanying Notes to Financial Statements.

94 Annual Report	December 31, 2009

Statements of Assets and Liabilities

December 31, 2009 (dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Value Discovery Fund
Assets
Investments in securities, at cost	$312,240	$772,493	$80,331	$49,258
Investments in Affiliated Fund, at cost	489	66	440	4

Investments in securities, at value	$385,253	$1,043,668	$114,268	$54,995
Investments in Affiliated Fund, at net asset value	489	66	440	4
Foreign currency, at value (cost $2,754, $4,432, $6)	2,777	4,480	6	—
Receivable for securities sold	2,473	4,896	—	—
Receivable for fund shares sold	762	490	763	7
Dividends and interest receivable	570	389	85	28

Total assets	392,324	1,053,989	115,562	55,034
Liabilities
Payable for investment securities purchased	853	1,956	245	30
Payable for fund shares redeemed	173	12,556	—	43
Management fee payable	321	1,014	127	65
Distribution and shareholder administration fee payable	31	32	1	2
Foreign tax liability	16	41	9	—
Other accrued expenses	79	130	44	35

Total liabilities	1,473	15,729	426	175

Net Assets	$390,851	$1,038,260	$115,136	$54,859

Capital
Composition of Net Assets Par value of shares of beneficial interest	$37	$80	$14	$5
Capital paid in excess of par value	491,576	1,003,100	114,019	58,474
Accumulated net investment income (loss)	(191)	(7,584)	(297)	18
Accumulated net realized gain (loss)	(173,603)	(228,574)	(32,537)	(9,375)
Net unrealized appreciation (depreciation) of investments and foreign currencies	73,032	271,238	33,937	5,737

Net Assets	$390,851	$1,038,260	$115,136	$54,859

Class N Shares
Net Assets	$14,854	$27,271		$7,745
Shares Outstanding	1,428,132	2,119,070		738,169
Net Asset Value Per Share	$10.40	$12.87		$10.49
Class I Shares
Net Assets	$210,561	$180,329	$8,823	$47,114
Shares Outstanding	20,063,370	13,921,223	1,046,198	4,424,005
Net Asset Value Per Share	$10.49	$12.95	$8.43	$10.65

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 95

Statements of Operations

for the Year Ended December 31, 2009 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund	Value Discovery Fund
Investment income
Dividends	$5,218	$13,643	$1,797	$815
Less foreign tax withheld	(281)	(1,173)	(169)	—
Dividend income from Affiliated Fund	2	1	—	—
Interest	13	25	2	1

Total income	4,952	12,496	1,630	816
Expenses
Investment advisory fees	3,237	7,825	981	460
Distribution fees	30	54	—	17
Shareholder services fees	208	224	8	—
Custodian fees	147	491	124	51
Transfer agent fees	120	137	2	43
Professional fees	35	58	33	23
Registration fees	64	88	48	28
Shareholder reporting fees	47	29	3	11
Trustee fees	12	20	3	2
Other expenses	71	119	20	11

Total expenses before waiver	3,971	9,045	1,222	646
Expenses reimbursed to (waived or absorbed by) the Advisor	(20)	(25)	(99)	(177)

Net expenses	3,951	9,020	1,123	469

Net investment income (loss)	1,001	3,476	507	347
Net Realized gain (loss) on transactions from:
Investments.	(29,463)	(57,782)	3,463	(3,891)
Foreign currency transactions	(845)	(1,779)	(258)	—

Total net realized gain (loss)	(30,308)	(59,561)	3,205	(3,891)
Change in net unrealized appreciation (depreciation) of:
Investments	174,223	461,326	51,098	14,493
Foreign currency translations	31	22	—	—

Change in net unrealized appreciation (depreciation)	174,254	461,348	51,098	14,493

Net increase (decrease) in net assets resulting from operations	$144,947	$405,263	$54,810	$10,949

See accompanying Notes to Financial Statements.

96 Annual Report	December 31, 2009

Statements of Changes in Net Assets

for the Years Ended December 31, 2009 and 2008 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Leaders Growth Fund		Value Discovery Fund
	2009	2008	2009	2008	2009	2008(a)	2009	2008
Operations
Net investment income (loss)	$1,001	$772	$3,476	$7,819	$507	$359	$347	$434
Net realized gain (loss) on investments and foreign currency transactions	(30,308)	(143,651)	(59,561)	(167,170)	3,205	(35,250)	(3,891)	(4,157)
Change in net unrealized appreciation (depreciation) of investments and foreign currency translations	174,254	(138,270)	461,348	(484,606)	51,098	(17,161)	14,493	(8,966)

Net increase (decrease) in net assets resulting from operations	144,947	(281,149)	405,263	(643,957)	54,810	(52,052)	10,949	(12,689)
Distributions to shareholders from
Net investment income	(778)	—	(11,127)	—	(1,588)	(87)	(213)	(322)
Net realized gain	—	(4,881)	—	(41,761)	—	—	—	—

	(778)	(4,881)	(11,127)	(41,761)	(1,588)	(87)	(213)	(322)
Capital stock transactions
Net proceeds from sale of shares	139,125	259,319	422,203	81,613	42,409	107,010	14,901	12,504
Shares issued in reinvestment of income dividends and capital gain distributions	676	4,719	10,336	41,234	1,466	80	170	287
Less cost of shares redeemed	(185,107)	(87,479)	(174,003)	(217,395)	(28,637)	(8,275)	(7,197)	(10,649)

Net increase (decrease) in net assets resulting from capital share transactions	(45,306)	176,559	258,536	(94,548)	15,238	98,815	7,874	2,142

Increase (decrease) in net assets	98,863	(109,471)	652,672	(780,266)	68,460	46,676	18,610	(10,869)
Net assets
Beginning of year	291,988	401,459	385,588	1,165,854	46,676	—	36,249	47,118

End of year	$390,851	$291,988	$1,038,260	$385,588	$115,136	$46,676	$54,859	$36,249

Undistributed net investment income (loss) at the end of the year	$(191)	$(120)	$(7,584)	$(674)	$(297)	$(52)	$18	$37

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 97

Statements of Assets and Liabilities

December 31, 2009 (dollar amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$141,490	$111,451	$79,753	$1,350,324

Investments in securities, at value	$148,003	$117,104	$79,185	$1,350,324
Receivable for fund shares sold	3,498	46	16,105	—
Dividends and interest receivable	1,500	1,244	288	2,809
Prepaid expenses	—	—	47	—

Total assets	153,001	118,394	95,625	1,353,133
Liabilities
Payable for investment securities purchased	5,586	—	—	—
Payable for fund shares redeemed	10	675	460	—
Management fee payable	2	56	3	61
Distribution and shareholder administration fee payable	17	5	9	91
Other accrued expenses	42	50	19	80

Total liabilities	5,657	786	491	232

Net Assets	$147,344	$117,608	$95,134	$1,352,901

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$14	$13	$10	$1,353
Capital paid in excess of par value	141,782	155,660	95,693	1,352,417
Accumulated net investment income (loss)	—	—	—	84
Accumulated net realized gain (loss)	(965)	(43,718)	(1)	(953)
Net unrealized appreciation (depreciation) of investments and foreign currencies	6,513	5,653	(568)	—

Net Assets	$147,344	$117,608	$95,134	$1,352,901

Class N Shares
Net Assets	$3,580	$37,567	$1,861	$1,352,901
Shares Outstanding	344,160	4,143,648	187,384	1,352,957,914
Net Asset Value Per Share	$10.40	$9.07	$9.93	$1.00
Class I Shares
Net Assets	$127,538	$80,041	$79,773
Shares Outstanding	12,374,312	8,892,116	8,034,542
Net Asset Value Per Share	$10.31	$9.00	$9.93

See accompanying Notes to Financial Statements.

98 Annual Report	December 31, 2009

Statements of Operations

for the Year Ended December 31, 2009 (all amounts in thousands)

	Bond Fund	Income Fund	Low Duration Fund(a)	Ready Reserves Fund
Investment income
Interest	$6,673	$6,653	$109	$8,854

Total income	6,673	6,653	109	8,854
Expenses
Investment advisory fees	370	650	17	3,682
Distribution fees	4	63	—	—
Shareholder services fees	162	—	8	5,436
Custodian fees	52	55	3	29
Transfer agent fees	33	81	1	43
Professional fees	32	28	15	94
Registration fees	40	29	—	22
Shareholder reporting fees	7	22	1	73
Trustee fees	4	5	—	67
Temporary Guarantee Program fees	—	—	—	463
Other expenses	8	3	—	333

Total expenses before waiver	712	936	45	10,242
Expenses reimbursed to (waived or absorbed by) the Advisor	(115)	(32)	(14)	(3,027)

Net expenses	597	904	31	7,215

Net investment income (loss)	6,076	5,749	78	1,639
Net realized gain (loss) on transactions from:
Investments	284	(4,058)	—	—
Foreign currency transactions	—	—	—	—

Total net realized gain (loss)	284	(4,058)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	7,229	9,909	(568)	—
Foreign currency translations	—	—	—	—

Change in net unrealized appreciation (depreciation)	7,229	9,909	(568)	—

Net increase (decrease) in net assets resulting from operations	$13,589	$11,600	$(490)	$1,639

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 99

Statements of Changes in Net Assets

for the Years Ended December 31, 2009 and 2008 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund	Ready Reserves Fund
	2009	2008	2009	2008	2009(a)	2009	2008
Operations
Net investment income (loss)	$6,076	$3,542	$5,749	$8,054	$78	$1,639	$33,783
Net realized gain (loss) on investments and foreign currency transactions	284	(939)	(4,058)	(12,996)	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency translations	7,229	(1,455)	9,909	570	(568)	—	—

Net increase (decrease) in net assets resulting from operations	13,589	1,148	11,600	(4,372)	(490)	1,639	33,783
Distributions to shareholders from
Net investment income	(6,213)	(3,517)	(6,533)	(8,436)	(86)	(1,639)	(33,783)
Net realized gain	—	—	—	—	—	—	—

	(6,213)	(3,517)	(6,533)	(8,436)	(86)	(1,639)	(33,783)
Capital stock transactions
Net proceeds from sale of shares	77,912	18,146	16,970	16,425	97,472	638,552	1,439,460
Shares issued in reinvestment of income dividends and capital gain distributions	4,029	2,956	5,431	6,815	37	1,710	33,710
Less cost of shares redeemed	(16,586)	(12,603)	(50,295)	(74,627)	(1,799)	(1,128,550)	(1,031,518)

Net increase (decrease) in net assets resulting from capital share transactions	65,355	8,499	(27,894)	(51,387)	95,710	(488,288)	441,652

Increase (decrease) in net assets	72,731	6,130	(22,827)	(64,195)	95,134	(488,288)	441,652
Net assets
Beginning of year	74,613	68,483	140,435	204,630	—	1,841,189	1,399,537

End of year	$147,344	$74,613	$117,608	$140,435	$95,134	$1,352,901	$1,841,189

Undistributed net investment income (loss) at the end of the year	$—	$10	$—	$260	$—	$84	$84

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.

See accompanying Notes to Financial Statements.

100 Annual Report	December 31, 2009

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the William Blair Funds’ (the “Fund”) significant accounting policies in effect during the year covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following eighteen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Equity Portfolios
Growth	International Growth
Large Cap Growth	International Equity
Small Cap Growth	Institutional International Growth
Mid Cap Growth	Institutional International Equity
Small-Mid Cap Growth	International Small Cap Growth
Value Discovery	Emerging Markets Growth
Global Equity Portfolio	Emerging Leaders Growth
Global Growth	Fixed-Income Portfolios
Bond
Income
Low Duration
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Class of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity, Global Equity and International Equity Portfolios and 0.15% for the Fixed-Income Portfolios) or a service fee (0.35% for the Money Market Portfolio), transfer agent expense which is not a fixed rate and may vary by Portfolio and class, and an annual shareholder administration fee (0.15% for the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio carry an annual shareholder administration fee of 0.15%.

December 31, 2009	William Blair Funds 101

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of international securities to no longer be representative or accurate and, as a result, necessitates that such securities be fair valued on a daily basis. Accordingly, for international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price). The independent pricing service may not provide a fair value price for all international securities owned by a Fund trading on a foreign exchange or market that closes before the close of regular trading on the New York Stock Exchange. For these securities and all other foreign securities, the value of the security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or matrixes that produce estimates of fair market values obtained from yield data relating to instruments or securities with similar characteristics. Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing Committee or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of December 31, 2009, there were securities held in the Small Cap Growth, International Growth, International Small Cap Growth and Emerging Markets Growth Portfolios requiring fair valuation pursuant to the Fund’s Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Ready Reserves Portfolios were the rates in effect on December 31, 2009. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2009, the Bond and Income Portfolios recognized a reduction of interest income and a decrease of net realized (loss) of $(120) and $(519), respectively (in thousands). This reclassification had no effect on the net asset value of the Portfolios.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of

102 Annual Report	December 31, 2009

dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity portfolios assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the William Blair international portfolios assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Portfolio are netted against the amount of redemptions for presentation on the Statement of Changes in Net Assets.

The redemption fees collected by the Portfolios were as follows (in thousands):

Portfolio	Year Ended December 31, 2009	Year Ended December 31, 2008
Growth	$3	$17
Large Cap Growth	—	2
Small Cap Growth	59	43
Mid Cap Growth	0	10
Small-Mid Cap Growth	1	1
Global Growth	0	1
International Growth	130	290
International Equity	7	28
International Small Cap Growth	8	42
Emerging Markets Growth	9	24
Emerging Leaders Growth	—	—
Value Discovery	—	8

Dividends from net investment income, if any, of the Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth and Value Discovery Portfolios are declared and paid at least annually. Dividends from the Bond, Income and Low Duration Portfolios are declared and paid monthly and dividends from the Ready Reserves Portfolio are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

December 31, 2009	William Blair Funds 103

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each portfolio intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

Each Portfolio is subject to the provisions of Accounting Standards Codification (ASC) 740 Income Taxes, formally known as FASB (Financial Accounting Standards Board) Interpretation No. 48, Accounting for Uncertainties in Income Taxes. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of ASC 740 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements as of December 31, 2009 and December 31, 2008.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2009, remains open and the returns are subject to examination.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2009, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	359,476	69,118	3,768	65,350
Large Cap Growth	25,864	4,312	94	4,218
Small Cap Growth	704,877	136,420	73,125	63,295
Mid Cap Growth	58,108	12,875	372	12,503
Small-Mid Cap Growth	121,727	25,142	1,286	23,856
Global Growth	31,196	7,544	476	7,068
International Growth	3,599,727	870,600	55,766	814,834
International Equity	240,270	61,396	4,179	57,217
International Small Cap Growth	318,052	75,074	7,384	67,690
Emerging Markets Growth	811,449	238,586	6,301	232,285
Emerging Leaders Growth	84,208	30,674	174	30,500
Value Discovery	51,027	5,878	1,906	3,972
Bond	141,580	7,379	956	6,423
Income	111,702	6,185	783	5,402
Low Duration	79,753	58	626	(568)
Ready Reserves	1,350,324	—	—	—

104 Annual Report	December 31, 2009

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2009, (the Funds’ most recent fiscal year end) the following reclassifications were recorded (in thousands):

Portfolio	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$—	$—	$—
Large Cap Growth	—	2,117	(2,117)
Small Cap Growth	4,618	—	(4,618)
Mid Cap Growth	147	—	(147)
Small-Mid Cap Growth	382	—	(382)
Global Growth	23	(23)	—
International Growth	3,052	(3,052)	—
International Equity	(508)	508	—
International Small Cap Growth	(294)	301	(7)
Emerging Markets Growth	741	(741)	—
Emerging Leaders Growth	836	(836)	—
Value Discovery	(153)	158	(5)
Bond	127	(120)	(7)
Income	524	(519)	(5)
Low Duration	8	(1)	(7)
Ready Reserves	—	—	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows (in thousands):

	Distributions Paid in 2009			Distributions Paid in 2008
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Growth	$43	$—	$43	$—	$5,607	$5,607
Large Cap Growth	16	—	16	—	—	—
Small Cap Growth	—	—	—	5,544	14,989	20,533
Mid Cap Growth	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	3	—	3
Global Growth	3	—	3	391	—	391
International Growth	31,541	—	31,541	—	171,159	171,159
International Equity	1,449	—	1,449	296	2,938	3,234
International Small Cap Growth	778	—	778	—	4,881	4,881
Emerging Markets Growth	11,127	—	11,127	10,054	31,707	41,761
Emerging Leaders Growth	1,588	—	1,588	87	—	87
Value Discovery	213	—	213	322	—	322
Bond	6,213	—	6,213	3,517	—	3,517
Income	6,533	—	6,533	8,436	—	8,436
Low Duration(a)	86	—	86
Ready Reserves	1,639	—	1,639	33,783	—	33,783

(a)	For the period from December 1, 2009 (commencement of operations) to December 31, 2009.

December 31, 2009	William Blair Funds 105

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation
Growth	$13	$(37,099)	$—	$65,350
Large Cap Growth	1	(7,905)	—	4,218
Small Cap Growth	—	(153,063)	—	63,295
Mid Cap Growth	—	(11,749)	—	12,503
Small-Mid Cap Growth	—	(20,754)	—	23,856
Global Growth	10	(26,300)	—	7,068
International Growth	17,572	(2,033,670)	—	814,834
International Equity	—	(143,310)	—	57,217
International Small Cap Growth	—	(168,452)	—	67,690
Emerging Markets Growth	2,427	(199,632)	—	232,285
Emerging Leaders Growth	130	(29,527)	—	30,500
Value Discovery	—	(7,592)	—	3,972
Bond	—	(875)	—	6,423
Income	—	(43,467)	—	5,402
Low Duration	—	(1)	—	(568)
Ready Reserves	84	(953)	—	—

As of December 31, 2009, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2010	2011	2012	2013	2014	2015	2016	2017	Total
Growth	$—	$—	$—	$—	$—	$—	$8,153	$28,946	$37,099
Large Cap Growth	1,582	769	—	—	—	—	1,709	3,845	7,905
Small Cap Growth	—	—	—	—	—	—	36,185	116,878	153,063
Mid Cap Growth	—	—	—	—	—	—	4,249	7,500	11,749
Small-Mid Cap Growth	—	—	—	—	—	—	10,635	9,806	20,441
Global Growth	—	—	—	—	—	126	13,022	13,125	26,273
International Growth	—	—	—	—	—	—	835,953	1,198,096	2,034,049
International Equity	—	—	—	—	—	—	61,377	81,925	143,302
International Small Cap Growth	—	—	—	—	—	—	81,949	86,330	168,279
Emerging Markets Growth	—	—	—	—	—	—	84,442	115,253	199,695
Emerging Leaders Growth	—	—	—	—	—	—	21,249	8,278	29,527
Value Discovery	—	—	—	—	—	—	2,082	5,414	7,496
Bond	—	—	—	—	—	135	559	174	868
Income	1,692	1,582	4,431	3,398	4,138	9,190	14,459	4,577	43,467
Low Duration	—	—	—	—	—	—	—	1	1
Ready Reserves	930	—	20	—	—	3	—	—	953

106 Annual Report	December 31, 2009

For the period from November 1, 2009 through December 31, 2009, the following Portfolios incurred net realized capital losses, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2010 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Growth	$—	$—	$—
Large Cap Growth	—	—	—
Small Cap Growth	—	—	—
Mid Cap Growth	—	—	—
Small-Mid Cap Growth	313	—	—
Global Growth	27	—	—
International Growth	—	—	—
International Equity	—	72	—
International Small Cap Growth	—	211	—
Emerging Markets Growth	—	—	—
Emerging Leaders Growth	—	—	—
Value Discovery	96	—	—
Bond	7	—	—
Income	—	—	—
Low Duration	—	—	—
Ready Reserves	—	—	—

(h) Repurchase Agreements

The Portfolios may enter into repurchase agreements with a select group of counterparties whereby the Portfolios acquire ownership of a debt security and the counterparty agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the counterparty and by monitoring the collateral value on an ongoing basis.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Fair Value Measurements

The Portfolios are subject to ASC 820 Fair Value Measurement and Disclosures, formally known as SFAS (Statement of Financial Accounting Standards) No. 157, “Fair Value Measurements.” In accordance with ASC 820, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. ASC 820 established a three-tier hierarchy of inputs to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Quoted prices in active markets for an identical security.

•

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

December 31, 2009	William Blair Funds 107

At December 31, 2009, the Portfolios held no other financial instruments, such as, options or futures, that required fair valuation. The Small Cap Growth Portfolio holds warrants that were valued using the intrinsic pricing method. Pursuant to this methodology, the warrants had no value at December 31, 2009.

As of December 31, 2009, the hierarchical input levels of securities in, segregated by security type, each Portfolio are as follows (in thousands):

	Growth	Large Cap Growth	Small Cap Growth	Mid Cap Growth	Small- Mid Cap Growth	Global Growth
Investments in securities
Level 1—Quoted prices
Common stocks	$415,759	$30,082	$728,634	$68,596	$143,122	$18,712
Preferred stock	—	—	8,834	—	—	—
Short-Term Investments	1,262	—	3,297	19	23	29
Level 2—Other significant observable inputs
Common stocks	—	—	829	—	—	19,286
Short-Term Investments	7,805	—	23,561	1,996	2,438	237
Level 3—Significant unobservable inputs
Common stock	—	—	3,017	—	—	—

Total investments in securities	$424,826	$30,082	$768,172	$70,611	$145,583	$38,264

	International Growth	International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth	Value Discovery
Investments in securities
Level 1—Quoted prices
Common stocks	$564,584	$42,740	$27,738	$286,573	$29,525	$53,991
Preferred stock	—	3,724	—	47,507	2,544	—
Exchange-Traded Fund	—	—	—	—	1,899	—
Short-Term Investments	6,376	5	489	66	440	4
Level 2—Other significant observable inputs
Common stocks	3,748,944	244,632	352,532	673,138	79,065	—
Preferred stocks	—	—	—	—	—	382
Convertible bond	1,777	—	592	990	—	—
Short-Term Investments	92,880	6,386	4,391	35,460	1,235	622
Level 3—Significant unobservable inputs
None	—	—	—	—	—	—

Total investments in securities	$4,414,561	$297,487	$385,742	$1,043,734	$114,708	$54,999

Other financial instruments
Level 2—Other significant observable inputs
Forward Foreign currency contracts	$15,044	—	—	—	—	—

	Bond	Income	Low Duration	Ready Reserves*
Investments in securities
Level 1—Quoted Prices
None	$—	$—	$—	$—
Level 2—Other significant observable inputs
U.S. Government and agency bonds	69,604	39,484	48,232	243,580
Corporate bonds	69,371	66,977	13,426	77,237
Asset-backed bonds	5,585	9,977	11,388	—
Commercial paper	—	—	—	774,745
Short-Term Investments	3,443	666	6,139	254,762
Level 3—Significant unobservable inputs
None	—	—	—	—

Total investments in securities	$148,003	$117,104	$79,185	$1,350,324

*	All of the investments held by the Ready Reserve Fund are short-term investments.

108 Annual Report	December 31, 2009

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2009	Net Purchases/ (Sales)	Transfers to/from Level 3	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Balance December 31, 2009
Small Cap Growth	$3,017	$—	$—	$—	$—	$3,017
Bond	43	(15)	—	28	(56)	—
Income	1,856	(562)	—	1,055	(2,349)	—

The fair value estimate for the Level 3 security in the Small Cap Growth Portfolio was determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited, to the following: the type of security, the extent of public trading of the security, information obtained from the broker-dealer for the security, analysis of the company’s performance and market trends that influence its performance. At December 31, 2009, these securities represented 0.40% of the net assets of the Small Cap Growth Portfolio.

(k) Subsequent Events

The Funds have evaluated subsequent events through the issuance of their financial statements on February 22, 2010 and determined no subsequent event occurred.

(l) U.S. Department of The Treasury’s Temporary Guaranty Program

On October 2, 2008, the Board of Trustees approved the participation of the Ready Reserves Portfolio in the U.S. Department of the Treasury’s Temporary Guaranty Program for Money Market Funds (the “Program”). The Program protected the NAV of certain shares of a shareholder of record in the Portfolio at the close of business on September 19, 2008. A shareholder would have received a payment in the amount of $1.00 per covered share upon liquidation of the Portfolio, if the Portfolio’s market-based NAV per share had fallen below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 were not guaranteed. If a customer had closed his or her account with the Portfolio or a broker-dealer or other intermediary, any future investment in the Portfolio would not have been guaranteed. Guarantee payments under the Program would not have exceeded the amount available within the Treasury’s Exchange Stabilization Fund. The Portfolio bore the expense of its participation in the Program without regard to any expense caps currently in place. The fee for initial participation in the Program was an annualized rate of 0.01% of the net assets of the Ready Reserves Portfolio as of September 18, 2008.

On December 2, 2008, the Board approved the participation of the Ready Reserves Portfolio in the First Extension (the “First Extension”) of the Program. The First Extension terminated on April 30, 2009. The fee for participating in the First Extension was an annualized rate of 0.015% of the net assets of the Portfolio as of September 18, 2008.

On April 3, 2009, the Board approved the participation of the Ready Reserves Portfolio in the Second Extension (the “Second Extension”) of the Program granted by the U.S. Department of the Treasury. The fee for participation in the Second Extension was an annualized rate of 0.015% of the net assets of the Portfolio, as of September 19, 2008. The Second Extension terminated on September 18, 2009.

(2) Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification™” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance

December 31, 2009	William Blair Funds 109

contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds adopted and incorporated this statement, and it did not have a significant impact on the determination or reporting of the Funds’ financial statements.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios			Global Portfolio
Growth	0.75%		Global Growth	1.00%
Large Cap Growth Small Cap Growth	0.80 1.10	% %
			International Portfolios
Mid Cap Growth	0.95%		International Growth and International Equity
Small-Mid Cap Growth	1.00%		First $250 million	1.10%
Value Discovery	1.10%		In excess of $250 million	1.00%
			International Small Cap Growth	1.00%
			Emerging Markets Growth	1.10%
			Emerging Leaders Growth	1.10%
Fixed-Income Portfolios
Bond Low Duration	0.30%		Money Market Portfolio
	0.30%		Ready Reserves
Income*			First $250 million	0.275%
First $250 million	0.25%		Next $250 million	0.250%
In excess of $250 million	0.20%		Next $2 billion	0.225%
			In excess of $2.5 billion	0.200%

*Management fee also includes a charge of 5% of gross income.

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these agreements, the Advisor will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the reporting date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Funds on a monthly basis. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2010, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares			Class I Shares
Portfolio	Effective May 1, 2008 through April 30, 2009	Effective May 1, 2009 through April 30, 2010		Effective May 1, 2008 through April 30, 2009	Effective May 1, 2009 through April 30, 2010
Large Cap Growth	1.23%	1.23%		0.98%	0.98%
Small Cap Growth	1.50%	1.50%		1.25%	1.25%
Mid Cap Growth	1.36%	1.36%		1.11%	1.11%
Small-Mid Cap Growth	1.36%	1.36%		1.11%	1.11%
Global Growth	1.55%	1.55%		1.30%	1.30%
International Growth	1.45%	1.45%		1.20%	1.20%
International Equity	1.45%	1.45%		1.20%	1.20%
International Small Cap Growth	1.65%	1.65%		1.40%	1.40%
Emerging Markets Growth	1.70%	1.70%		1.45%	1.45%
Emerging Leaders Growth	N/A	N/A		1.40%	1.40%
Value Discovery	1.29%	1.29%		1.09%	1.09%
Bond	0.65%	0.65%		0.50%	0.50%
Income	0.85%	0.85%		0.70%	0.70%
Low Duration	N/A	0.70	%(a)	N/A	0.55	%(a)

(a) Effective December 1, 2009 through April 30, 2011.

110 Annual Report	December 31, 2009

For a period of three years subsequent to the commencement of operations of the Global Growth, Emerging Leaders Growth, Bond and Low Duration Portfolios, the Company is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2009 was $399 (in thousands) for the Global Growth Portfolio, $180 for the Emerging Leaders Growth Portfolio, $341 for the Bond Portfolio and $14 for the Low Duration Portfolio.

The Advisor has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Fund in order to maintain a minimum yield given the current rate environment.

For the year ended December 31, 2009, the fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

Portfolio	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Large Cap Growth	$71	$—	$41	$112
Small Cap Growth	—	—	182	182
Mid Cap Growth	67	16	42	125
Small-Mid Cap Growth	59	16	7	82
Global Growth	101	3	30	134
International Growth	—	—	129	129
International Equity	118	300	25	443
International Small Cap Growth	—	—	20	20
Emerging Markets Growth	—	—	25	25
Emerging Leaders Growth	98	1	—	99
Value Discovery	161	9	7	177
Bond	96	3	16	115
Income	—	—	32	32
Low Duration	14	—	—	14
Ready Reserves	3,027	—	—	3,027

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio, except the Ready Reserves Portfolio and Emerging Leaders Growth Portfolio, has a Distribution Agreement with the Company for distribution services to the Portfolios’ Class N shares. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income, Bond and Low Duration Portfolios, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA (Financial Industry Regulatory Authority)) does not exceed 0.25% of the average annual net assets attributable to Class N shares.

The Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Bond and Low Duration Portfolios have a Shareholder Administration Agreement with the Company to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended December 31, 2009, the following fees were incurred (in thousands):

Portfolio	Class N	Class I	Total
Global Growth	$6	$42	$48
International Small Cap Growth	18	190	208
Emerging Markets Growth	32	192	224
Emerging Leaders Growth*	—	8	8
Bond	4	158	162
Low Duration	—	8	8

*	Emerging Leaders Growth Fund does not offer Class N shares.

December 31, 2009	William Blair Funds 111

(c) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option by the other Portfolios in the Fund. The Advisor waives management fees in an amount equal to the management fee and service fee that Ready Reserves receives based on the Portfolio’s net assets, less any waivers, if applicable. The fees waived with respect to each Portfolio for the year ended December 31, 2009 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from Affiliated Fund” in each Portfolio’s Statement of Operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the year ended December 31, 2009 (in thousands):

Portfolio	12/31/2008 Value	Purchases	Sales	Fees Waived	Dividend Income	12/31/2009 Value	Percent of Net Assets
Growth	$3,060	$2	$1,800	$5	$2	$1,262	0.3%
Large Cap Growth	340	—	340	—	—	—	0.0%
Small Cap Growth	95	6,002	2,800	9	1	3,297	0.4%
Mid Cap Growth	518	1,001	1,500	2	1	19	0.1%
Small-Mid Cap Growth	22	2,001	2,000	1	—	23	0.0%
Global Growth	29	—	—	—	—	29	0.1%
International Growth	18,363	13	12,000	36	13	6,376	0.1%
International Equity	4	11,001	11,000	4	1	5	0.0%
International Small Cap Growth	3,287	2	2,800	5	2	489	0.1%
Emerging Markets Growth	2,065	1	2,000	2	1	66	0.0%
Emerging Leaders Growth	740	500	800	1	—	440	0.4%
Value Discovery	233	—	229	—	—	4	0.0%

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2009, were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$276,228	$(194,292)
Large Cap Growth	22,458	(21,912)
Small Cap Growth	732,759	(675,228)
Mid Cap Growth	57,197	(42,884)
Small-Mid Cap Growth	138,691	(117,864)
Global Growth	41,748	(42,326)
International Growth	4,210,933	(4,222,736)
International Equity	208,820	(208,310)
International Small Cap Growth	425,453	(469,087)
Emerging Markets Growth	1,000,892	(768,098)
Emerging Leaders Growth	163,646	(150,579)
Value Discovery	34,447	(25,588)
Bond	110,740	(34,843)
Income	49,363	(65,254)
Low Duration	73,657	(33)

(5) Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the year ended December 31, 2009, the International Growth and International Equity Portfolios engaged in forward foreign currency contracts with total notional volume (in thousands) of $1,605,800 and $11,200, respectively.

112 Annual Report	December 31, 2009

The following table presents the value of open forward foreign currency contracts as of December 31, 2009 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Fund	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
International Growth	Unrealized appreciation on foreign forward currency contracts	$15,044	Unrealized depreciation on foreign forward currency contracts	$—

The effect of foreign currency forward contracts on the Statements of Operations for the year ended December 31, 2009 (values in thousands):

Realized gain (loss) recognized in foreign currency transactions
Fund	Value
International Growth	$17,657
International Equity	486

Change in unrealized gain (loss) recognized in foreign currency translations
Fund	Value
International Growth	$15,044

The following table presents open forward foreign currency contracts as of December 31, 2009 (values in thousands):

International Growth Fund	Settlement Date	Currency Received		Currency Delivered		Unrealized Gain/Loss
Swiss Francs	3/17/2010	USD	68,671	CHF	71,005	$557
European Monetary Unit	3/16/2010	USD	241,422	EUR	168,427	6,658
British Pound Sterling	3/17/2010	USD	310,773	GBP	192,490	2,647
Japanese Yen	3/18/2010	USD	96,567	JPY	8,990,482	5,182

						$15,044

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Year Ended December 31, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$67,911	$63,683	$131,594	$40,500	$22,769	$63,269
Large Cap Growth	923	5,311	6,234	1,370	6,227	7,597
Small Cap Growth	225,583	92,269	317,852	182,831	95,924	278,755
Mid Cap Growth	4,936	16,887	21,823	1,694	21,584	23,278
Small Mid-Cap Growth	13,361	39,281	52,642	1,672	30,684	32,356
Global Growth	465	3,968	4,433	5,845	17,564	23,409
International Growth	645,844	715,238	1,361,082	1,279,021	815,880	2,094,901
International Equity	4,147	83,020	87,167	62,107	103,951	166,058
International Small Cap Growth	5,724	102,689	108,413	9,671	107,145	116,816
Emerging Markets Growth	5,532	68,836	74,368	9,293	38,307	47,600
Emerging Leaders Growth (a)	—	3,863	3,863	—	6,331	6,331
Value Discovery	1,351	13,550	14,901	2,945	9,559	12,504
Bond	3,270	69,443	72,713	165	17,428	17,593
Income	5,949	11,021	16,970	11,731	4,694	16,425
Low Duration (b)	1,872	82,099	83,971	—	—	—
Ready Reserves	638,552	—	638,552	1,439,460	—	1,439,460

December 31, 2009	William Blair Funds 113

	Reinvested Distributions (Dollars)
	Year Ended December 31, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$—	$34	$34	$1,995	$3,280	$5,275
Large Cap Growth	—	14	14	—	—	—
Small Cap Growth	—	—	—	10,793	9,348	20,141
Mid Cap Growth	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	—	3	3
Global Growth	—	3	3	21	345	366
International Growth	15,272	13,374	28,646	108,020	56,739	164,759
International Equity	13	1,374	1,387	603	2,591	3,194
International Small Cap Growth	—	249	249	193	1,365	1,558
Emerging Markets Growth	192	1,432	1,624	1,816	7,201	9,017
Emerging Leaders Growth (a)	—	100	100	—	1	1
Value Discovery	19	151	170	44	243	287
Bond	86	3,171	3,257	30	2,403	2,433
Income	2,004	3,427	5,431	2,500	4,315	6,815
Low Duration (b)	1	36	37	—	—	—
Ready Reserves	1,710	—	1,710	33,710	—	33,710

	Redemptions (Dollars)
	Year Ended December 31, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$33,393	$17,297	$50,690	$31,338	$22,604	$53,942
Large Cap Growth	1,360	5,054	6,414	1,051	3,905	4,956
Small Cap Growth	152,457	88,376	240,833	278,090	253,629	531,719
Mid Cap Growth	1,417	6,314	7,731	1,551	8,033	9,584
Small Mid-Cap Growth	1,450	28,280	29,730	4,915	17,966	22,881
Global Growth	822	4,451	5,273	5,213	6,152	11,365
International Growth	839,084	458,486	1,297,570	1,780,043	942,995	2,723,038
International Equity	37,908	47,320	85,228	31,499	84,404	115,903
International Small Cap Growth	7,257	36,128	43,385	7,979	66,904	74,883
Emerging Markets Growth	6,566	29,337	35,903	27,912	85,134	113,046
Emerging Leaders Growth (a)	—	743	743	—	373	373
Value Discovery	2,315	4,882	7,197	4,879	5,770	10,649
Bond	308	15,214	15,522	493	9,925	10,418
Income	19,152	31,143	50,295	37,838	36,789	74,627
Low Duration (b)	—	1,799	1,799	—	—	—
Ready Reserves	1,128,550	—	1,128,550	1,031,518	—	1,031,518

114 Annual Report	December 31, 2009

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Year Ended December 31, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$34,518	$46,420	$80,938	$11,157	$3,445	$14,602
Large Cap Growth	(437)	271	(166)	319	2,322	2,641
Small Cap Growth	73,126	3,893	77,019	(84,466)	(148,357)	(232,823)
Mid Cap Growth	3,519	10,573	14,092	143	13,551	13,694
Small Mid-Cap Growth	11,911	11,001	22,912	(3,243)	12,721	9,478
Global Growth	(357)	(480)	(837)	653	11,757	12,410
International Growth	(177,968)	270,126	92,158	(393,002)	(70,376)	(463,378)
International Equity	(33,748)	37,074	3,326	31,211	22,138	53,349
International Small Cap Growth	(1,533)	66,810	65,277	1,885	41,606	43,491
Emerging Markets Growth	(842)	40,931	40,089	(16,803)	(39,626)	(56,429)
Emerging Leaders Growth (a)	—	3,220	3,220	—	5,959	5,959
Value Discovery	(945)	8,819	7,874	(1,890)	4,032	2,142
Bond	3,048	57,400	60,448	(298)	9,906	9,608
Income	(11,199)	(16,695)	(27,894)	(23,607)	(27,780)	(51,387)
Low Duration (b)	1,873	80,336	82,209	—	—	—
Ready Reserves	(488,288)	—	(488,288)	441,652	—	441,652

(a)	2008 information is for the period from March 26, 2008 (Commencement of Operations) to June 30, 2008.
(b)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

	Sales (Shares)
	Year Ended December 31, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	7,884	7,054	14,938	4,166	2,490	6,656
Large Cap Growth	181	978	1,159	231	1,052	1,283
Small Cap Growth	14,719	5,427	20,146	11,419	5,193	16,612
Mid Cap Growth	551	1,894	2,445	183	2,348	2,531
Small Mid-Cap Growth	1,183	4,035	5,218	152	2,715	2,867
Global Growth	80	709	789	731	2,280	3,011
International Growth	43,158	45,616	88,774	57,462	37,349	94,811
International Equity	474	8,525	8,999	4,578	8,151	12,729
International Small Cap Growth	688	11,253	11,941	1,014	10,306	11,320
Emerging Markets Growth	571	7,574	8,145	563	2,670	3,233
Emerging Leaders Growth (a)	—	548	548	—	663	663
Value Discovery	166	1,517	1,683	291	974	1,265
Bond	324	7,009	7,333	16	1,769	1,785
Income	666	1,244	1,910	1,283	519	1,802
Low Duration (b)	187	8,211	8,398	—	—	—
Ready Reserves	638,552	—	638,552	1,439,460	—	1,439,460

December 31, 2009	William Blair Funds 115

	Reinvested Distributions (Shares)
	Year Ended December 31, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	—	3	3	287	458	745
Large Cap Growth	—	2	2	—	—	—
Small Cap Growth	—	—	—	921	774	1,695
Mid Cap Growth	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	—	—	—
Global Growth	—	—	—	4	71	75
International Growth	843	722	1,565	8,341	4,289	12,630
International Equity	2	126	128	74	313	387
International Small Cap Growth	—	24	24	29	205	234
Emerging Markets Growth	15	115	130	243	956	1,199
Emerging Leaders Growth (a)	—	12	12	—	—	—
Value Discovery	2	15	17	6	30	36
Bond	9	313	322	3	245	248
Income	225	387	612	277	481	758
Low Duration (b)	—	4	4	—	—	—
Ready Reserves	1,710	—	1,710	33,710	—	33,710

	Redemptions (Shares)
	Year Ended December 31, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	4,263	1,994	6,257	3,236	2,370	5,606
Large Cap Growth	249	973	1,222	169	639	808
Small Cap Growth	10,272	5,811	16,083	16,473	14,593	31,066
Mid Cap Growth	169	744	913	175	907	1,082
Small Mid-Cap Growth	148	2,837	2,985	481	1,693	2,174
Global Growth	140	818	958	917	1,100	2,017
International Growth	58,042	30,142	88,184	92,111	53,305	145,416
International Equity	4,210	5,321	9,531	3,155	7,369	10,524
International Small Cap Growth	976	4,632	5,608	894	7,715	8,609
Emerging Markets Growth	678	3,007	3,685	2,082	7,138	9,220
Emerging Leaders Growth (a)	—	123	123	—	54	54
Value Discovery	278	562	840	491	622	1,113
Bond	30	1,505	1,535	51	1,023	1,074
Income	2,155	3,558	5,713	4,244	4,106	8,350
Low Duration (b)	—	180	180	—	—	—
Ready Reserves	1,128,550	—	1,128,550	1,031,518	—	1,031,518

116 Annual Report	December 31, 2009

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Year Ended December 31, 2009			Year Ended December 31, 2008
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	3,621	5,063	8,684	1,217	578	1,795
Large Cap Growth	(68)	7	(61)	62	413	475
Small Cap Growth	4,447	(384)	4,063	(4,133)	(8,626)	(12,759)
Mid Cap Growth	382	1,150	1,532	8	1,441	1,449
Small Mid-Cap Growth	1,035	1,198	2,233	(329)	1,022	693
Global Growth	(60)	(109)	(169)	(182)	1,251	1,069
International Growth	(14,041)	16,196	2,155	(26,308)	(11,667)	(37,975)
International Equity	(3,734)	3,330	(404)	1,497	1,095	2,592
International Small Cap Growth	(288)	6,645	6,357	149	2,796	2,945
Emerging Markets Growth	(92)	4,682	4,590	(1,276)	(3,512)	(4,788)
Emerging Leaders Growth (a)	—	437	437	—	609	609
Value Discovery	(110)	970	860	(194)	382	188
Bond	303	5,817	6,120	(32)	991	959
Income	(1,264)	(1,927)	(3,191)	(2,684)	(3,106)	(5,790)
Low Duration (b)	187	8,035	8,222	—	—	—
Ready Reserves	(488,288)	—	(488,288)	441,652	—	441,652

(a)	2008 information is for the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

December 31, 2009	William Blair Funds 117

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$7.12	$11.70	$11.42	$11.33	$10.70
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	2.79	(4.35)	1.53	1.48	1.11

Total from investment operations	2.77	(4.40)	1.49	1.42	1.05
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	0.18	1.21	1.33	0.42

Total distributions	—	0.18	1.21	1.33	0.42

Net asset value, end of year	$9.89	$7.12	$11.70	$11.42	$11.33

Total return (%)	38.90	(37.61)	13.17	12.42	9.75
Ratios to average daily net assets (%):
Expenses	1.23	1.17	1.22	1.17	1.15
Net investment income (loss)	(0.20)	(0.54)	(0.35)	(0.49)	(0.60)

	Class I
	Years Ended December 31,
	2009		2008	2007		2006	2005
Net asset value, beginning of year	$7.35		$12.02	$11.66		$11.52	$10.84
Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.02)	0.00	*	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	2.88		(4.47)	1.57		1.49	1.14

Total from investment operations	2.89		(4.49)	1.57		1.47	1.10
Less distributions from:
Net investment income	0.00	*	—	—		—	—
Net realized gain	—		0.18	1.21		1.33	0.42

Total distributions	0.00	*	0.18	1.21		1.33	0.42

Net asset value, end of year	$10.24		$7.35	$12.02		$11.66	$11.52

Total return (%)	39.34		(37.35)	13.59		12.64	10.08
Ratios to average daily net assets (%):
Expenses	0.89		0.85	0.87		0.89	0.90
Net investment income (loss)	0.14		(0.22)	0.00		(0.20)	(0.35)

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$419,520	$238,586	$369,644	$264,525	$253,599
Portfolio turnover rate (%)	67	60	72	61	54

*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

118 Annual Report	December 31, 2009

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$4.68	$7.52	$6.88	$6.47	$6.24
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.49	(2.82)	0.65	0.43	0.25

Total from investment operations	1.48	(2.84)	0.64	0.41	0.23
Less distributions from:
Net investment income	—	0.00 *	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	0.00 *	—	—	—

Net asset value, end of year	$6.16	$4.68	$7.52	$6.88	$6.47

Total return (%)	31.62	(37.76)	9.30	6.34	3.69
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.23	1.23	1.23	1.24	1.28
Expenses, before waivers and reimbursements	2.28	1.85	1.50	1.63	2.08
Net investment income (loss), net of waivers and reimbursements	(0.13)	(0.29)	(0.16)	(0.29)	(0.37)
Net investment income (loss), before waivers and reimbursements	(1.18)	(0.91)	(0.43)	(0.68)	(1.17)

	Class I
	Years Ended December 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of year	$4.77		$7.64	$6.99	$6.56	$6.31
Income (loss) from investment operations:
Net investment income (loss)	0.01		0.00 *	0.01	(0.00)*	(0.01)
Net realized and unrealized gain (loss) on investments	1.52		(2.87)	0.64	0.43	0.26

Total from investment operations	1.53		(2.87)	0.65	0.43	0.25
Less distributions from:
Net investment income	0.00	*	0.00 *	—	—	—
Net realized gain	—		—	—	—	—

Total distributions	0.00	*	0.00 *	—	—	—

Net asset value, end of year	$6.30		$4.77	$7.64	$6.99	$6.56

Total return (%)	32.17		(37.56)	9.36	6.55	3.96
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.98		0.98	0.98	0.99	1.03
Expenses, before waivers and reimbursements	1.26		1.21	1.20	1.38	1.83
Net investment income (loss), net of waivers and reimbursements	0.12		(0.04)	0.18	(0.04)	(0.12)
Net investment income (loss), before waivers and reimbursements	(0.16)		(0.27)	(0.04)	(0.43)	(0.92)

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$30,311	$23,279	$33,667	$20,191	$16,888
Portfolio turnover rate (%)	88	85	60	53	53

*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 119

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.79	$23.30	$25.41	$23.76	$25.72
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.19)	(0.33)	(0.29)	(0.30)
Net realized and unrealized gain (loss) on investments	8.35	(10.73)	(0.25)	3.65	0.64

Total from investment operations	8.20	(10.92)	(0.58)	3.36	0.34
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	0.59	1.53	1.71	2.30

Total distributions	—	0.59	1.53	1.71	2.30

Net asset value, end of year	$19.99	$11.79	$23.30	$25.41	$23.76

Total return (%)	69.55	(46.85)	(2.15)	14.12	1.18
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.50	1.50	1.49	1.48	1.49
Expenses, before waivers and reimbursements	1.55	1.50	1.49	1.48	1.49
Net investment income (loss)	(0.93)	(1.05)	(1.24)	(1.14)	(1.23)
Net investment income (loss), before waivers and reimbursements	(0.98)	(1.05)	(1.24)	(1.14)	(1.23)

	Class I
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.14	$23.89	$25.94	$24.16	$26.04
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.14)	(0.25)	(0.22)	(0.25)
Net realized and unrealized gain (loss) on investments	8.61	(11.02)	(0.27)	3.71	0.67

Total from investment operations	8.50	(11.16)	(0.52)	3.49	0.42
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	0.59	1.53	1.71	2.30

Total distributions	—	0.59	1.53	1.71	2.30

Net asset value, end of year	$20.64	$12.14	$23.89	$25.94	$24.16

Total return (%)	70.02	(46.70)	(1.88)	14.42	1.48
Ratios to average daily net assets (%):
Expenses	1.20	1.20	1.20	1.21	1.24
Net investment income (loss)	(0.63)	(0.75)	(0.94)	(0.87)	(0.98)

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$762,798	$401,627	$1,094,419	$1,261,174	$831,738
Portfolio turnover rate (%)	122	135	97	105	80

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

120 Annual Report	December 31, 2009

Financial Highlights

Mid Cap Growth Fund

	Class N
	Periods Ended December 31,
	2009	2008	2007	2006(a)
Net asset value, beginning of year	$7.41	$11.35	$10.46	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	2.71	(3.87)	1.59	0.53

Total from investment operations	2.67	(3.94)	1.52	0.46
Less distributions from:
Net investment income	—	—	—	—
Net realized gain	—	0.00 *	0.63	—

Total distributions	—	0.00	0.63	—

Net asset value, end of year	$10.08	$7.41	$11.35	$10.46

Total return (%)	36.03	(34.71)	14.62	4.60	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	1.36	1.38	1.40	(c)
Expenses, before waivers and reimbursements	2.13	2.03	1.67	2.35	(c)
Net investment income (loss), net of waivers and reimbursements	(0.51)	(0.76)	(0.58)	(0.70	)(c)
Net investment income (loss), before waivers and reimbursements	(1.28)	(1.43)	(0.87)	(1.65	)(c)

	Class I
	Periods Ended December 31,
	2009	2008	2007	2006(a)
Net asset value, beginning of year	$7.48	$11.42	$10.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	2.74	(3.89)	1.60	0.53

Total from investment operations	2.72	(3.94)	1.56	0.49
Less distributions from:
Net investment income	—	—	—	—
Net realized gain	—	0.00 *	0.63	—

Total distributions	—	0.00 *	0.63	—

Net asset value, end of year	$10.20	$7.48	$11.42	$10.49

Total return (%)	36.36	(34.50)	14.95	4.90	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.11	1.11	1.12	1.15	(c)
Expenses, before waivers and reimbursements	1.28	1.23	1.37	2.10	(c)
Net investment income (loss), net of waivers and reimbursements	(0.26)	(0.51)	(0.32)	(0.43	)(c)
Net investment income (loss), before waivers and reimbursements	(0.43)	(0.63)	(0.57)	(1.38	)(c)

	Periods Ended December 31,
	2009	2008	2007	2006(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$70,834	$40,526	$45,393	$19,639
Portfolio turnover rate (%)	87	76	66	56	(c)

(a)	For the period February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.
*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 121

Financial Highlights

Small Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.16	$13.10	$12.96	$12.40	$11.28
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.03)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	3.63	(4.91)	1.71	1.32	1.32

Total from investment operations	3.57	(4.94)	1.59	1.21	1.21
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	0.00 *	1.45	0.65	0.09

Total distributions	—	0.00 *	1.45	0.65	0.09

Net asset value, end of year	$11.73	$8.16	$13.10	$12.96	$12.40

Total return (%)	43.75	(37.71)	12.34	9.68	10.72
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	1.36	1.36	1.38	1.45
Expenses, before waivers and reimbursements	1.49	1.41	1.42	1.45	1.54
Net investment income (loss), net of waivers and reimbursements	(0.60)	(0.26)	(0.79)	(0.86)	(0.97)
Net investment income (loss), before waivers and reimbursements	(0.73)	(0.31)	(0.85)	(0.93)	(1.06)

	Class I
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.27	$13.24	$13.06	$12.46	$11.30
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.00 *	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	3.69	(4.97)	1.71	1.33	1.33

Total from investment operations	3.66	(4.97)	1.63	1.25	1.25
Less distributions from:
Net investment income	0.00 *	—	—	—	—
Net realized gain	—	0.00 *	1.45	0.65	0.09

Total distributions	0.00 *	0.00 *	1.45	0.65	0.09

Net asset value, end of year	$11.93	$8.27	$13.24	$13.06	$12.46

Total return (%)	44.26	(37.54)	12.54	9.95	11.05
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.11	1.11	1.11	1.13	1.20
Expenses, before waivers and reimbursements	1.18	1.17	1.17	1.20	1.29
Net investment income (loss), net of waivers and reimbursements	(0.33)	0.03	(0.54)	(0.61)	(0.72)
Net investment income (loss), before waivers and reimbursements	(0.40)	(0.03)	(0.60)	(0.68)	(0.81)

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$146,828	$83,479	$124,501	$92,766	$70,211
Portfolio turnover rate (%)	112	77	80	68	62

*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

122 Annual Report	December 31, 2009

Financial Highlights

Global Growth Fund

	Class N
	Periods Ended December 31,
	2009	2008	2007(a)
Net asset value, beginning of year	$4.96	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.01)	0.08	0.00	*
Net realized and unrealized gain (loss) on investments	2.02	(4.98)	(0.11)

Total from investment operations	2.01	(4.90)	(0.11)
Less distributions from:
Net investment income	—	0.03	0.00	*
Net realized gain	—	—	—

Total distributions	—	0.03	0.00	*

Net asset value, end of year	$6.97	$4.96	$9.89

Total return (%)	40.52	(49.52)	(1.10	)(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.55	1.55	1.55	(d)
Expenses, before waivers and reimbursements	2.61	2.17	2.14	(d)
Net investment income (loss), net of waivers and reimbursements	(0.17)	0.98	(0.08	)(d)
Net investment income (loss), before waivers and reimbursements	(1.23)	0.36	(0.67	)(d)

	Class I
	Periods Ended December 31,
	2009		2008	2007(a)
Net asset value, beginning of year	$4.94		$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.00	*	0.08	0.00	*
Net realized and unrealized gain (loss) on investments	2.02		(4.98)	(0.09)

Total from investment operations	2.02		(4.90)	(0.09)
Less distributions from:
Net investment income	0.00	*	0.07	0.00	*
Net realized gain	—		—	—

Total distributions	0.00	*	0.07	0.00	*

Net asset value, end of year	$6.96		$4.94	$9.91

Total return (%)	40.90		(49.41)	(0.85	)(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30		1.30	1.30	(d)
Expenses, before waivers and reimbursements	1.62		1.74	1.89	(d)
Net investment income (loss), net of waivers and reimbursements	0.05		1.05	0.14	(d)
Net investment income (loss), before waivers and reimbursements	(0.27)		0.61	(0.45	)(d)

	Periods Ended December 31,
	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$38,287	$28,005	$45,576
Portfolio turnover rate (%)	133	124	63	(d)

(a)	For the period October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Excludes $0.00, $0.00 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009, 2008 and 2007, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.
*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 123

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.12	$29.12	$27.70	$25.22	$22.09
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.29	0.12	0.05	0.15
Net realized and unrealized gain (loss) on investments	5.47	(15.54)	4.77	5.71	4.60

Total from investment operations	5.54	(15.25)	4.89	5.76	4.75
Less distributions from:
Net investment income	0.11	—	0.34	0.37	0.11
Net realized gain	—	0.75	3.13	2.91	1.51

Total distributions	0.11	0.75	3.47	3.28	1.62

Net asset value, end of year	$18.55	$13.12	$29.12	$27.70	$25.22

Total return (%)	42.27	(52.33)	18.13	23.06	21.65
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.39	1.40	1.42	1.42
Expenses, before waivers and reimbursements	1.46	—	—	—	—
Net investment income (loss), net of waivers and reimbursements	0.48	1.29	0.38	0.19	0.16
Net investment income (loss), before waivers and reimbursements	0.47	—	—	—	—

	Class I
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.40	$29.61	$28.10	$25.55	$22.34
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.37	0.21	0.13	0.27
Net realized and unrealized gain (loss) on investments	5.59	(15.83)	4.86	5.78	4.61

Total from investment operations	5.71	(15.46)	5.07	5.91	4.88
Less distributions from:
Net investment income	0.16	—	0.43	0.45	0.16
Net realized gain	—	0.75	3.13	2.91	1.51

Total distributions	0.16	0.75	3.56	3.36	1.67

Net asset value, end of year	$18.95	$13.40	$29.61	$28.10	$25.55

Total return (%)	42.63	(52.17)	18.53	23.35	22.00
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.17	1.08	1.09	1.11	1.17
Expenses, before waivers and reimbursements	1.17	1.08	1.09	1.11	1.17
Net investment income (loss), net of waivers and reimbursements	0.74	1.58	0.69	0.45	0.41
Net investment income (loss), before waivers and reimbursements	0.74	1.58	0.69	0.45	0.41

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$4,473,408	$3,130,938	$8,048,654	$6,267,126	$4,551,077
Portfolio turnover rate (%)	121	91	56	72	70

(a)	Excludes $0.08, $(0.18), $0.09, $0.42, and $0.37 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

124 Annual Report	December 31, 2009

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.35	$16.53	$15.21	$12.86	$11.33
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.10	0.09	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	2.64	(8.16)	2.55	2.52	1.54

Total from investment operations	2.73	(8.06)	2.64	2.56	1.53
Less distributions from:
Net investment income	0.01	—	0.14	0.19	—
Net realized gain	—	0.12	1.18	0.02	—

Total distributions	0.01	0.12	1.32	0.21	—

Net asset value, end of year	$11.07	$8.35	$16.53	$15.21	$12.86

Total return (%)	32.69	(48.75)	17.68	19.96	13.50
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.46	1.48
Expenses, before waivers and reimbursements	1.59	1.45	1.47	1.56	1.81
Net investment income (loss), net of waivers and reimbursements	1.03	0.80	0.52	0.26	(0.33)
Net investment income (loss), before waivers and reimbursements	0.89	0.80	0.50	0.16	(0.66)

	Class I
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.44	$16.66	$15.31	$12.94	$11.37
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.15	0.13	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	2.70	(8.25)	2.57	2.55	1.58

Total from investment operations	2.78	(8.10)	2.70	2.61	1.57
Less distributions from:
Net investment income	0.06	—	0.17	0.22	—
Net realized gain	—	0.12	1.18	0.02	—

Total distributions	0.06	0.12	1.35	0.24	—

Net asset value, end of year	$11.16	$8.44	$16.66	$15.31	$12.94

Total return (%)	32.93	(48.61)	17.97	20.22	13.81
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.21	1.23
Expenses, before waivers and reimbursements	1.39	1.22	1.25	1.35	1.56
Net investment income (loss), net of waivers and reimbursements	0.86	1.12	0.76	0.46	(0.08)
Net investment income (loss), before waivers and reimbursements	0.67	1.10	0.71	0.32	(0.41)

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$298,168	$228,486	$408,609	$297,716	$177,710
Portfolio turnover rate (%)	88	92	70	83	127

(a)	Excludes $0.00, $(0.07), $0.01, $0.22, and $0.33 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 125

Financial Highlights

International Small Cap Growth Fund

	Class N
	Periods Ended December 31,
	2009	2008	2007	2006	2005(a)
Net asset value, beginning of year	$6.62	$13.98	$13.37	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.01)	(0.02)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	3.79	(7.22)	1.72	2.32	1.17

Total from investment operations	3.78	(7.24)	1.70	2.27	1.16
Less distributions from:
Net investment income	—	—	0.05	0.01	—
Net realized gain	—	0.12	1.04	0.05	—

Total distributions	—	0.12	1.09	0.06	—

Net asset value, end of year	$10.40	$6.62	$13.98	$13.37	$11.16

Total return (%)	57.10	(51.82)	13.06	20.32	11.60	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.65	1.65	1.60	1.65	1.65	(d)
Expenses, before waivers and reimbursements	1.83	1.62	1.60	1.71	2.57	(d)
Net investment income (loss), net of waivers and reimbursements	(0.16)	(0.20)	(0.16)	(0.40)	(0.40	)(d)
Net investment income (loss), before waivers and reimbursements	(0.34)	(0.17)	(0.16)	(0.46)	(1.32	)(d)

	Class I
	Periods Ended December 31,
	2009	2008	2007	2006	2005(a)
Net asset value, beginning of year	$6.67	$14.01	$13.41	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01	0.01	0.03	(0.03)	0.00	*
Net realized and unrealized gain (loss) on investments	3.83	(7.23)	1.71	2.34	1.16

Total from investment operations	3.84	(7.22)	1.74	2.31	1.16
Less distributions from:
Net investment income	0.02	—	0.10	0.01	—
Net realized gain	—	0.12	1.04	0.05	—

Total distributions	0.02	0.12	1.14	0.06	—

Net asset value, end of year	$10.49	$6.67	$14.01	$13.41	$11.16

Total return (%)	57.51	(51.56)	13.34	20.68	11.60	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.31	1.31	1.29	1.40	1.40	(d)
Expenses, before waivers and reimbursements	1.31	1.28	1.29	1.46	2.32	(d)
Net investment income (loss), net of waivers and reimbursements	0.11	0.11	0.18	(0.25)	(0.15	)(d)
Net investment income (loss), before waivers and reimbursements	0.11	0.14	0.18	(0.31)	(1.07	)(d)

	Periods Ended December 31,
	2009	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$390,851	$291,988	$401,459	$231,969	$50,534
Portfolio turnover rate (%)	136	78	88	109	127	(d)

(a)	For the period November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.01, $(0.02), $0.05, $0.00, and $0.11 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.
*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

126 Annual Report	December 31, 2009

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Periods Ended December 31,
	2009		2008	2007	2006	2005(a)
Net asset value, beginning of year	$7.46		$21.92	$19.42	$14.17	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.00	*	0.11	(0.10)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	5.51		(13.63)	7.23	5.41	4.26

Total from investment operations	5.51		(13.52)	7.13	5.37	4.25
Less distributions from:
Net investment income	0.10		—	0.09	0.01	—
Net realized gain	—		0.94	4.54	0.11	0.08

Total distributions	0.10		0.94	4.63	0.12	0.08

Net asset value, end of year	$12.87		$7.46	$21.92	$19.42	$14.17

Total return (%)	73.85		(61.71)	37.75	37.90	42.52	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.70		1.67	1.65	1.65	1.55	(d)
Expenses, before waivers and reimbursements	1.81		1.65	1.69	1.78	1.91	(d)
Net investment income (loss), net of waivers and reimbursements	0.04		0.65	(0.45)	(0.22)	(0.11	)(d)
Net investment income (loss), before waivers and reimbursements	(0.07)		0.67	(0.49)	(0.35)	(0.47	)(d)

	Class I
	Periods Ended December 31,
	2009	2008	2007	2006	2005(a)
Net asset value, beginning of year	$7.51	$21.99	$19.47	$14.19	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	0.15	(0.04)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	5.54	(13.69)	7.26	5.41	4.26

Total from investment operations	5.57	(13.54)	7.22	5.40	4.27
Less distributions from:
Net investment income	0.13	—	0.16	0.01	—
Net realized gain	—	0.94	4.54	0.11	0.08

Total distributions	0.13	0.94	4.70	0.12	0.08

Net asset value, end of year	$12.95	$7.51	$21.99	$19.47	$14.19

Total return (%)	74.18	(61.60)	38.13	38.07	42.72	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.41	1.41	1.40	1.40	1.40	(d)
Expenses, before waivers and reimbursements	1.41	1.39	1.40	1.47	1.76	(d)
Net investment income (loss), net of waivers and reimbursements	0.31	0.91	(0.20)	(0.06)	0.04	(d)
Net investment income (loss), before waivers and reimbursements	0.31	0.93	(0.20)	(0.13)	(0.32	)(d)

	Periods Ended December 31,
	2009	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,038,260	$385,588	$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)	113	118	100	113	77	(d)

(a)	For the period June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.15, $(0.09), $0.21, $0.00, and $0.11 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.
*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 127

Financial Highlights

Emerging Leaders Growth Fund

	Class I
	Periods Ended December 31,
	2009	2008(a)
Net asset value, beginning of year	$4.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.02	0.04
Net realized and unrealized gain (loss) on investments	3.73	(5.25)

Total from investment operations	3.75	(5.21)
Less distributions from:
Net investment income	0.11	0.00	*
Net realized gain	—	—

Total distributions	0.11	0.00

Net asset value, end of year	$8.43	$4.79

Total return (%)	78.38	(52.09	)(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	1.40	(d)
Expenses, before waivers and reimbursements	1.54	1.56	(d)
Net investment income (loss), net of waivers and reimbursements	0.37	0.70	(d)
Net investment income (loss), before waivers and reimbursements	0.23	0.54	(d)

	Periods Ended December 31,
	2009	2008(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$115,136	$46,676
Portfolio turnover rate (%)	176	151	(d)

(a)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	Excludes $1.29 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009 and 2008.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.
*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

128 Annual Report	December 31, 2009

Financial Highlights

Value Discovery Fund

	Class N
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.33	$11.31	$16.27	$14.95	$22.70
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09	0.02	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	2.13	(3.02)	(0.96)	3.22	0.14

Total from investment operations	2.19	(2.93)	(0.94)	3.25	0.12
Less distributions from:
Net investment income	0.03	0.05	—	0.01	—
Net realized gain	—	—	4.02	1.92	7.87

Total distributions	0.03	0.05	4.02	1.93	7.87

Net asset value, end of year	$10.49	$8.33	$11.31	$16.27	$14.95

Total return (%)	26.24	(25.85)	(5.54)	21.78	0.49
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.29	1.29	1.33	1.34	1.34
Expenses, before waivers and reimbursements	1.78	1.82	1.66	1.75	1.64
Net investment income (loss), net of waivers and reimbursements	0.68	0.84	0.10	0.21	(0.22)
Net investment income (loss), before waivers and reimbursements	0.19	0.31	(0.23)	(0.20)	(0.52)

	Class I
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.45	$11.50	$16.51	$15.12	$22.82
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	0.09	0.03	0.00 *
Net realized and unrealized gain (loss) on investments	2.16	(3.08)	(1.01)	3.30	0.17

Total from investment operations	2.24	(2.97)	(0.92)	3.33	0.17
Less distributions from:
Net investment income	0.04	0.08	0.07	0.02	—
Net realized gain	—	—	4.02	1.92	7.87

Total distributions	0.04	0.08	4.09	1.94	7.87

Net asset value, end of year	$10.65	$8.45	$11.50	$16.51	$15.12

Total return (%)	26.56	(25.77)	(5.31)	22.10	0.70
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	1.09	1.09	1.09	1.14
Expenses, before waivers and reimbursements	1.50	1.57	1.37	1.50	1.39
Net investment income (loss), net of waivers and reimbursements	0.86	1.06	0.52	0.16	(0.02)
Net investment income (loss), before waivers and reimbursements	0.45	0.58	0.24	(0.25)	(0.27)

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$54,859	$36,249	$47,118	$146,777	$70,439
Portfolio turnover rate (%)	62	87	102	162	125

*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 129

Financial Highlights

Bond Fund

	Class N
	Periods Ended December 31,
	2009	2008	2007(a)
Net asset value, beginning of year	$9.82	$10.07	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.47	0.31
Net realized and unrealized gain (loss) on investments	0.59	(0.31)	0.02

Total from investment operations	1.07	0.16	0.33
Less distributions from:
Net investment income	0.49	0.41	0.26
Net realized gain	—	—	—

Total distributions	0.49	0.41	0.26

Net asset value, end of year	$10.40	$9.82	$10.07

Total return (%)	11.11	1.64	3.38	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	(c)
Expenses, before waivers and reimbursements	1.40	2.47	0.81	(c)
Net investment income (loss), net of waivers and reimbursements	4.76	4.69	4.80	(c)
Net investment income (loss), before waivers and reimbursements	4.01	2.87	4.64	(c)

	Class I
	Periods Ended December 31,
	2009	2008	2007(a)
Net asset value, beginning of year	$9.72	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.49	0.48	0.32
Net realized and unrealized gain (loss) on investments	0.59	(0.31)	0.02

Total from investment operations	1.08	0.17	0.34
Less distributions from:
Net investment income	0.49	0.49	0.30
Net realized gain	—	—	—

Total distributions	0.49	0.49	0.30

Net asset value, end of year	$10.31	$9.72	$10.04

Total return (%)	11.40	1.72	3.50	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	(c)
Expenses, before waivers and reimbursements	0.58	0.71	0.67	(c)
Net investment income (loss), net of waivers and reimbursements	4.92	4.90	4.95	(c)
Net investment income (loss), before waivers and reimbursements	4.84	4.69	4.78	(c)

	Periods Ended December 31,
	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$147,344	$74,613	$68,483
Portfolio turnover rate (%)	29	52	38	(c)

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

130 Annual Report	December 31, 2009

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.69	$9.29	$9.74	$9.83	$10.19
Income (loss) from investment operations:
Net investment income (loss)	0.40	0.37	0.45	0.44	0.47
Net realized and unrealized gain (loss) on investments	0.44	(0.59)	(0.35)	(0.04)	(0.30)

Total from investment operations	0.84	(0.22)	0.10	0.40	0.17
Less distributions from:
Net investment income	0.46	0.38	0.55	0.49	0.53
Net realized gain	—	—	—	—	—

Total distributions	0.46	0.38	0.55	0.49	0.53

Net asset value, end of year	$9.07	$8.69	$9.29	$9.74	$9.83

Total return (%)	9.88	(2.46)	1.08	4.25	1.71
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.85	0.90	0.79	0.74	0.73
Expenses, before waivers and reimbursements	0.93	0.93	0.81	0.80	0.73
Net investment income (loss), net of waivers and reimbursements	4.48	4.38	4.73	4.54	4.09
Net investment income (loss), before waivers and reimbursements	4.41	4.35	4.71	4.48	4.09

	Class I
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.64	$9.30	$9.69	$9.82	$10.15
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.39	0.47	0.45	0.52
Net realized and unrealized gain (loss) on investments	0.43	(0.59)	(0.34)	(0.04)	(0.33)

Total from investment operations	0.84	(0.20)	0.13	0.41	0.19
Less distributions from:
Net investment income	0.48	0.46	0.52	0.54	0.52
Net realized gain	—	—	—	—	—

Total distributions	0.48	0.46	0.52	0.54	0.52

Net asset value, end of year	$9.00	$8.64	$9.30	$9.69	$9.82

Total return (%)	9.89	(2.26)	1.36	4.33	1.92
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.66	0.72	0.60	0.62	0.58
Net investment income (loss), net of waivers and reimbursements	4.67	4.57	4.91	4.66	4.24

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$117,608	$140,435	$204,630	$297,077	$310,496
Portfolio turnover rate (%)	40	38	34	33	41

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 131

Financial Highlights

Low Duration Fund

	Class N
	Period Ended December 31,
	2009(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	(0.07)

Total from investment operations	(0.06)
Less distributions from:
Net investment income	0.01
Net realized gain	—

Total distributions	0.01

Net asset value, end of period	$9.93

Total return (%)	(0.60	)(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.70	(c)
Expenses, before waivers and reimbursements	0.94	(c)
Net investment income (loss), net of waivers and reimbursements	1.27	(c)
Net investment income (loss), before waivers and reimbursements	1.03	(c)

	Class I
	Period Ended December 31,
	2009(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	(0.07)

Total from investment operations	(0.06)
Less distributions from:
Net investment income	0.01
Net realized gain	—

Total distributions	0.01

Net asset value, end of period	$9.93

Total return (%)	(0.59	)(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.55	(c)
Expenses, before waivers and reimbursements	0.79	(c)
Net investment income (loss), net of waivers and reimbursements	1.39	(c)
Net investment income (loss), before waivers and reimbursements	1.15	(c)

	Period Ended December 31,
	2009(a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$95,134
Portfolio turnover rate (%)	—	(c)

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

132 Annual Report	December 31, 2009

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	*	0.02	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	—		—	—	—	—

Total from investment operations	0.00	*	0.02	0.05	0.04	0.03
Less distributions from:
Net investment income	0.00	*	0.02	0.05	0.04	0.03
Net realized gain	—		—	—	—	—

Total distributions	0.00	*	0.02	0.05	0.04	0.03

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return (%)	0.10		2.20	4.75	4.47	2.62
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.46		0.60	0.63	0.63	0.64
Expenses, before waivers and reimbursements	0.66		—	—	—	—
Net investment income (loss), net of waivers and reimbursements	0.11		2.12	4.63	4.38	2.57
Net investment income (loss), before waivers and reimbursements	(0.09)		—	—	—	—

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,352,901	$1,841,189	$1,399,537	$1,195,593	$1,091,854

*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 133

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

William Blair Funds

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Value Discovery Fund, Bond Fund, Income Fund, Low Duration Fund and Ready Reserves Fund (collectively, the Portfolios) (sixteen of the Portfolios constituting the William Blair Funds) as of December 31, 2009, and the related statement of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position for each of the above mentioned Portfolios of the William Blair Funds at December 31, 2009, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 22, 2010

134 Annual Report	December 31, 2009

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership; Limited Partner, WB Holdings, L.P. (since November 2008)	18	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Since 2002 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	18	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	18	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	18	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	18	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	18	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Managing Partner of various divisions at Accenture	18	First MetLife Investors Insurance Company

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly, Executive Vice President, Morgan Stanley Dean Witter	18	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

December 31, 2009	William Blair Funds 135

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Chief Investment Officer, Magnetar Investment Management	N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.	N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick, 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

136 Annual Report	December 31, 2009

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Richard W. Smirl, 1967	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.	N/A

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Terence M. Sullivan, 1944	Vice President	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.;	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all current principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2009	William Blair Funds 137

Approval of the Low Duration Fund’s Management Agreement

On October 27, 2009, the Board of Trustees of the William Blair Funds (the “Trust”), including those Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940 (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of the William Blair Low Duration Fund (the “Fund”), and William Blair & Company, L.L.C. (the “Advisor”). On September 15, October 26 and 27, 2009, the Board met to consider the approval of the Management Agreement. On October 26 and 27, 2009, the Independent Trustees also met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board considered the following factors in making their determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Fund, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Fund’s portfolio managers, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Fund. The Board considered the Advisor’s past experience managing a low duration bond strategy and the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Fund are expected to be satisfactory.

The Independent Trustees reviewed performance information for the one-, three-, five- and ten-year periods for the Advisor’s Low Duration Fixed Income composite and the Merrill Lynch 3-month U.S. Treasury Bill Index, the Fund’s benchmark (the “Benchmark”). The performance information indicated that the Advisor’s Low Duration Fixed Income composite performed satisfactorily relative to the Benchmark for all periods.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the advisory fee to a peer group of funds provided by Lipper Inc. The Lipper peer group for the Fund consisted of other no-load retail short investment-grade debt funds. In considering the information, the Board noted that the proposed advisory fee for the Fund was in the low end of the Lipper peer group. The Board also considered that the Advisor has proposed to limit total expenses, including waiving advisory fees, if necessary, for each share class of the Fund. The Board also reviewed the Advisor’s fee schedule for its Low Duration separate accounts. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the proposed advisory fee, the expected size of the Fund and the Advisor’s agreement to limit total expenses. The Board concluded that the expected profits to be realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee was reasonable in relation to the projected asset size of the Fund. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds, the Fund’s projected asset size, the Fund’s estimated expense ratios and the Advisor’s agreement to limit total expenses, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Fund. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

138 Annual Report	December 31, 2009

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

The following table provides the percentage of the 2009 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Growth	100.00%	100.00%
Large Cap Growth	100.00%	100.00%
Small Cap Growth	0.00%	0.00%
Mid Cap Growth	0.00%	0.00%
Small-Mid Cap Growth	14.95%	100.00%
Global Growth	100.00%	100.00%
International Growth	0.00%	100.00%
International Equity	1.73%	100.00%
International Small Cap Growth	0.00%	100.00%
Emerging Markets Growth	0.00%	69.26%
Emerging Leaders Growth	0.00%	57.56%
Value Discovery	100.00%	100.00%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Low Duration	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2010, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2009.

December 31, 2009	William Blair Funds 139

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Ready Reserves Portfolio), service fees (for Class N shares of the Ready Reserves Portfolio), shareholder administration fees (for Class N and Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio and Class I shares of the Emerging Leaders Growth Portfolio) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 30, 2009 to December 31, 2009.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

140 Annual Report	December 31, 2009

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

Expense Example	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,180.20	$6.76	1.23%
Class N—hypothetical 5% return	1,000.00	1,019.00	6.26	1.23
Class I—actual return	1,000.00	1,182.60	4.79	0.87
Class I—hypothetical 5% return	1,000.00	1,020.82	4.43	0.87
Large Cap Growth Fund
Class N—actual return	1,000.00	1,191.50	6.79	1.23
Class N—hypothetical 5% return	1,000.00	1,019.00	6.26	1.23
Class I—actual return	1,000.00	1,194.00	5.42	0.98
Class I—hypothetical 5% return	1,000.00	1,020.27	4.99	0.98
Small Cap Growth Fund
Class N—actual return	1,000.00	1,218.90	8.33	1.49
Class N—hypothetical 5% return	1,000.00	1,017.69	7.58	1.49
Class I—actual return	1,000.00	1,220.60	6.60	1.18
Class I—hypothetical 5% return	1,000.00	1,019.26	6.01	1.18
Mid Cap Growth Fund
Class N—actual return	1,000.00	1,195.70	7.53	1.36
Class N—hypothetical 5% return	1,000.00	1,018.35	6.92	1.36
Class I—actual return	1,000.00	1,197.20	6.15	1.11
Class I—hypothetical 5% return	1,000.00	1,019.61	5.65	1.11
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	1,205.50	7.56	1.36
Class N—hypothetical 5% return	1,000.00	1,018.35	6.92	1.36
Class I—actual return	1,000.00	1,207.50	6.18	1.11
Class I—hypothetical 5% return	1,000.00	1,019.61	5.65	1.11
Global Growth Fund
Class N—actual return	1,000.00	1,208.00	8.63	1.55
Class N—hypothetical 5% return	1,000.00	1,017.39	7.88	1.55
Class I—actual return	1,000.00	1,210.60	7.24	1.30
Class I—hypothetical 5% return	1,000.00	1,018.65	6.61	1.30
International Growth Fund
Class N—actual return	1,000.00	1,215.30	8.15	1.46
Class N—hypothetical 5% return	1,000.00	1,017.85	7.43	1.46
Class I—actual return	1,000.00	1,216.60	6.59	1.18
Class I—hypothetical 5% return	1,000.00	1,019.26	6.01	1.18
International Equity Fund
Class N—actual return	1,000.00	1,205.60	7.73	1.39
Class N—hypothetical 5% return	1,000.00	1,018.20	7.07	1.39
Class I—actual return	1,000.00	1,206.40	6.67	1.20
Class I—hypothetical 5% return	1,000.00	1,019.16	6.11	1.20
International Small Cap Growth Fund
Class N—actual return	1,000.00	1,259.10	9.40	1.65
Class N—hypothetical 5% return	1,000.00	1,016.89	8.39	1.65
Class I—actual return	1,000.00	1,259.70	7.40	1.30
Class I—hypothetical 5% return	1,000.00	1,018.65	6.61	1.30
Emerging Markets Growth Fund
Class N—actual return	1,000.00	1,306.10	9.82	1.69
Class N—hypothetical 5% return	1,000.00	1,016.69	8.59	1.69
Class I—actual return	1,000.00	1,308.10	8.14	1.40
Class I—hypothetical 5% return	1,000.00	1,018.15	7.12	1.40

December 31, 2009	William Blair Funds 141

Expense Example	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During the Period (a)	Annualized Expense Ratio
Emerging Leaders Growth Fund
Class I—actual return	$1,000.00	$1,314.50	$8.17	1.40%
Class I—hypothetical 5% return	1,000.00	1,018.15	7.12	1.40
Value Discovery Fund
Class N—actual return	1,000.00	1,270.10	7.38	1.29
Class N—hypothetical 5% return	1,000.00	1,018.70	6.56	1.29
Class I—actual return	1,000.00	1,271.70	6.24	1.09
Class I—hypothetical 5% return	1,000.00	1,019.71	5.55	1.09
Bond Fund
Class N—actual return	1,000.00	1,058.40	3.42	0.66
Class N—hypothetical 5% return	1,000.00	1,021.88	3.36	0.66
Class I—actual return	1,000.00	1,060.10	2.60	0.50
Class I—hypothetical 5% return	1,000.00	1,022.68	2.55	0.50
Income Fund
Class N—actual return	1,000.00	1,045.70	4.38	0.85
Class N—hypothetical 5% return	1,000.00	1,020.92	4.33	0.85
Class I—actual return	1,000.00	1,045.60	3.20	0.62
Class I—hypothetical 5% return	1,000.00	1,022.08	3.16	0.62
Low Duration Fund
Class N—actual return(b)	1,000.00	994.00	0.59	0.70
Class N—hypothetical 5% return (6 month period)	1,000.00	1,021.68	3.57	0.70
Class I—actual return(b)	1,000.00	994.10	0.47	0.55
Class I—hypothetical 5% return (6 month period)	1,000.00	1,022.43	2.80	0.55
Ready Reserve Fund
Class N—actual return	1,000.00	1,000.10	1.51	0.30
Class N—hypothetical 5% return	1,000.00	1,023.69	1.53	0.30

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).
(b)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.

142 Annual Report	December 31, 2009

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Richard W. Smirl, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Chad M. Kilmer, Vice President

Paul J. Sularz, Vice President

Terence M. Sullivan, Vice President

Walter R. Randall, Jr., Chief Compliance Officer

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

December 31, 2009	William Blair Funds 143

WILLIAM BLAIR FUNDS

## EQUITY

## GLOBAL EQUITY

- Global Growth Fund

## INTERNATIONAL EQUITY

## FIXED-INCOME

- Bond Fund
- Income Fund
- Low Duration

## MONEY MARKET

- Ready Reserves Fund

WILLIAM BLAIR FUNDS

222 West Adams Street
Chicago, IL 60606
800.742.7272 • www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

WILLIAM BLAIR FUNDS

# Institutional Annual Report

DECEMBER 31, 2009

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

December 31, 2009	William Blair Funds 1

GLOBAL MARKETS OVERVIEW

2009 Summary

After a rough start during the first several months of 2009, when investors remained concerned about the breadth and depth of the global financial crisis and recession, the markets rallied strongly beginning in March, after a number of banks reported better than feared results and investors began to believe that the worst was over, bidding up Financials shares as well as lower quality companies. Beginning in September, however, while the market continued to rise, the rally broadened and included sectors such as Healthcare and Consumer Staples, which were left behind the previous six months. During the entire year, Materials and Information Technology were the strongest performers, returning 70.85% and 60.25%, respectively, outperforming the other sectors, while the more defensive Utilities and Telecommunication Services were the biggest laggards, returning 11.21% and 17.06%, respectively. Global equities broadly returned 36.41% during 2009.

Regional performance was virtually a mirror image of 2008, with emerging markets performing the strongest at 82.36%, led by Latin America—specifically Brazil, which was consistently strong the entire year. Emerging Asia, which was led by China in the initial months of 2009, lagged during the remainder of the year, as China trailed, although India, Indonesia, and Taiwan were strong. After concerns about global macroeconomic risk receded during the mid part of 2009 the Central and Eastern European countries in Emerging Markets Europe Mid-East and Africa (EMEA) performed well, as did Russia, which was up 106% in 2009. During the entire year, however EMEA was the worst performing markets region, up approximately 69%, while Emerging Asia was up 79% and Latin America returned approximately 108%. Non-US small cap stocks also performed well during the year, returning 62.91%. While Europe, Australia and Far East (EAFE) lagged small cap and emerging markets during the year, it was up 33.24%, ahead of the U.S., which rose 27.86%. The difference between non-U.S. developed and U.S. stocks, however, was due to U.S. dollar depreciation, as the EAFE rose 26.17% in local terms. Within the developed markets, the more natural resource oriented economies of Pacific Ex-Japan and Canada were the strongest regions, while Pacific Ex-Japan benefited from its proximity to and integration with the strongly performing Asian emerging markets. Japan was the notable laggard, returning 6.12%.

Outlook

It is fair to assert—as far as it goes—that the global cycle is moving through a transition from government-dominated financial stabilization into a more normal recovery and expansion phase. Within that broad context, however, the world’s major economies are performing very differently, as emerging markets lead the way out of the slowdown.

China is the growth leader for the region if not the world, having improved dramatically on almost every measure over just the past six months. Both housing and auto sales in China are showing annualized growth of over 50% at this point. Electricity output, declining a year ago, has accelerated to a year-on-year increase of over 25% in the latest reading. Credit and money supply growth measures are well above trend, and fixed asset investment continues to outpace the economy as a whole.

In the U.S., while leading indicators turned up several months ago, growth rates are still generally negative. Industrial production and personal income are still declining, and retail sales only just turned positive on an annual basis, even against last year’s distressed figures. European economies are still showing dismal comparisons, and Japan is only just beginning to find some stability after a breathtakingly steep decline in output.

2 Annual Report	December 31, 2009

The result of this growth disparity between emerging and developed economies is that while they started from the same point a year ago, they now appear to be at different stages of the economic cycle. The strongest economies, especially China, are beginning to be concerned about inflation risk and monetary tightening, while the rest of the world continues to struggle to see any positive effects from its collective stimulus efforts.

‘Asset values’ in China—real estate prices, commodities, stock markets—are beginning to suggest overheating; ‘asset values’ in developed markets, not so much. In the long run, as in 2009, it probably makes more sense to own an apartment in Shanghai or a ranch in Chile than the equivalent in Luxembourg or Arizona, but what about now, when policy and cyclical pressure might be pushing in the opposite direction?

We could see a period ahead of cyclical adjustment in which emerging markets hit a growth and valuation plateau while OECD (Organization for Economic Co-Operation and Development) markets play catch-up with a delayed recovery and still-easy policy settings. In the broader context of Asia being the world’s strongest region, followed by the Western Hemisphere and Europe, a tilt toward developed market recovery would tend to favor Japan and the U.S. in a global context. Similarly, a cooling off in China’s housing and auto sectors might enable a sectoral rotation away from consumer cyclicals and commodities toward longer cycle industrial exposure and even toward more undervalued defensive areas.

Our portfolio exposure is relatively balanced in this context. We have shifted some weighting from emerging to developed Asia, but we would expect to retain at least a neutral position in emerging markets unless we saw signs that cyclical volatility was getting out of hand. We continue to favor areas exposed to investment spending in resources, industry, and infrastructure, in particular Information Technology, automation, engineering services, and electrical equipment.

December 31, 2009	William Blair Funds 3

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

The Institutional International Growth Fund posted a 42.83% increase for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net), gained 43.60%.

The Fund outpaced the Index during the fourth quarter but slightly trailed it for the year. Fourth quarter performance was bolstered by strong stock selection in Consumer Staples, Consumer Discretionary, Healthcare and Industrials, in addition to good performance in Developed Asian and emerging markets holdings. Also adding to results was the Fund’s overall regional positioning, although sector positioning and European stock selection detracted from results. During 2009, stock selection was strong across most sectors. A number of the areas of underperformance during 2008 were strong contributors to results during 2009, as was general regional positioning. In particular, Consumer Staples stock selection was strong, augmented by performance in agriculture related companies, coupled with strong results in consumer products holdings. Energy stock selection was also a significant driver of absolute and relative results, given strong performance in a number of the Fund’s energy services and high production growth exploration and production companies. Information Technology stock selection added value due to the weighting and performance of U.K. stocks, coupled with performance in emerging markets technology companies. The key detractors from 2009 relative performance were the quality bias of the Fund in mid-year, coupled with overall sector positioning. Specifically, the Fund’s underweighting in Materials, particularly in mining, was a key detractor from overall results, as Materials was the strongest performing sector during the year.

Portfolio structure changed significantly during 2009 as the Fund moved from a more defensive structure, to one with more exposure to global growth. As of year end the Fund maintained its focus in Consumer Staples and Consumer Discretionary stocks, totaling 25.3%, with a tilt towards Consumer Discretionary, which at 15.4% of the Fund, was above the 9.2% Index weighting. We reduced exposure in Consumer Discretionary from September 30, however, from 19.7%, largely in Japan and Europe, although we also reduced to exposure Emerging Asian Discretionary on valuation concerns. Financials was also marginally reduced from 18.5% of the Fund to 16.8% and remained underweighted versus the 25.9% Index weighting, largely through reductions in developed markets. Energy and Materials exposure increased to 11.1% and 10.2%, respectively, although Materials remained underweighted versus the Index, particularly in Mining holdings. We also increased Healthcare from 5.7% to 7.1%, as this sector underperformed significantly in 2009 and fundamentals appeared sound. Regionally, the Fund remained underweighted in developed Asia and Europe Ex-U.K. in favor of emerging markets and the U.K. Emerging markets, which represented 26.0% of the Fund as of September 30 increased to 29.3%, due both to market appreciation, coupled with additional exposure in Asian and Emerging Markets Europe, Mid-East and Africa (EMEA) and Latin America.

4 Annual Report	December 31, 2009

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	5 Year	Since Inception
Institutional International Growth Fund	42.83%	(6.68)%	4.25%	9.66%
MSCI All Country World Ex-U.S. IMI (net)	43.60	(3.43)	6.04	11.82

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2009	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—23.4%
Belgium—1.9%
Anheuser-Busch InBev S.A. NV (Beverages)	350,826	$18,161
Colruyt S.A. (Food & staples retailing)	33,653	8,119

		26,280

Denmark—1.0%
Novo-Nordisk A/S (Pharmaceuticals)	121,325	7,746
Novozymes A/S (Chemicals)	36,184	3,764
SimCorp A/S (Software)	13,397	2,513

		14,023

Finland—0.3%
F-Secure Corporation OYJ (Software)	469,261	1,838
Kone OYJ (Machinery)	26,631	1,141
Nokian Renkaat OYJ (Auto components)	65,058	1,578

		4,557

France—6.5%
Alstom S.A. (Electrical equipment)	189,714	13,268
April Group S.A. (Insurance)	115,041	3,988
bioMerieux S.A. (Health care equipment & supplies)	27,399	3,201
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	122,705	6,329
Essilor International (Health care equipment & supplies)	189,507	11,335
*Gemalto NV (Computers & peripherals)	47,128	2,050
Hermes International S.C.A. (Textiles, apparel & luxury goods)	48,822	6,499
L’ Air Liquide S.A. (Chemicals)	173,219	20,600
Orpea (Health care providers & services)	59,996	2,715
Schneider Electric S.A. (Electrical equipment)	84,178	9,787
Vinci S.A. (Construction & engineering)	166,172	9,351

		89,123

Germany—2.0%
BASF Group (Chemicals)	292,493	18,103
MAN SE (Machinery)	115,657	8,974

		27,077

Ireland—0.3%
Paddy Power plc (Hotels, restaurants & leisure)	117,020	4,136

Italy—0.5%
Ansaldo STS SpA (Transportation infrastructure)	173,939	3,315
Diasorin SpA (Health care equipment & supplies)	86,714	3,082

		6,397

Netherlands—0.2%
BinckBank N.V. (Capital markets)	128,278	2,298

Norway—1.1%
*Norwegian Air Shuttle ASA (Airlines)	60,433	1,195
Opera Software ASA (Internet software & services)	425,119	1,467
Statoil ASA (Oil, gas & consumable fuels)	527,800	13,163

		15,825

Issuer	Shares	Value

Common Stocks—Europe—23.4%—(Continued)
Portugal—0.7%
Jeronimo Martins SGPS S.A. (Food & staples retailing)	923,686	$9,238

Spain—2.4%
Banco Santander, S.A. (Commercial banks)	821,117	13,569
Tecnicas Reunidas S.A. (Energy equipment & services)	96,106	5,527
Telefonica, S.A. (Diversified telecommunication services)	476,090	13,325

		32,421

Sweden—0.4%
Hennes & Maurtiz AB, Class “B” (Specialty retail)	105,055	5,824

Switzerland—6.1%
*ABB Ltd. (Electrical equipment)	480,201	9,253
*Actelion, Ltd. (Biotechnology)	116,753	6,236
Credit Suisse Group AG (Capital markets)	246,920	12,233
Kuehne & Nagel International AG (Marine)	58,239	5,663
Novartis AG (Pharmaceuticals)	320,978	17,528
*Orascom Development (Hotels, restaurants & leisure)	25,491	1,796
Partners Group Global Opportunities, Ltd. (Capital markets)	66,230	8,351
SGS S.A. (Professional services)	7,660	10,000
Sika AG (Chemicals)	2,466	3,834
Sonova Holding AG (Health care equipment & supplies)	58,503	7,088
*Temenos Group AG (Software)	104,704	2,698

		84,680

United Kingdom—19.8%
Aberdeen Asset Management plc (Capital markets)	1,088,631	2,339
Admiral Group plc (Insurance)	264,912	5,065
Aggreko plc (Commercial services & supplies)	238,476	3,560
AMEC plc (Energy equipment & services)	641,303	8,171
Amlin plc (Insurance)	904,834	5,225
Antofagasta plc (Metals & mining)	842,255	13,398
Ashmore Group plc (Capital markets)	718,666	3,145
*ASOS plc (Internet & catalog retail)	334,394	2,627
*Autonomy Corporation plc (Software)	449,671	10,920
AVEVA Group plc (Software)	96,228	1,565
Barclays plc (Commercial banks)	3,001,808	13,227
Bellway plc (Household durables)	203,951	2,688
*The Berkeley Group Holdings plc (Household durables)	247,155	3,260
BG Group plc (Oil, gas & consumable fuels)	767,783	13,863
BHP Billiton Limited (Metals & mining)	446,775	14,243
*Blinkx plc (Internet software & services)	2,374,700	643
BlueBay Asset Management plc (Capital markets)	607,522	2,957
British Sky Broadcasting Group plc (Media)	1,441,020	13,016
Britvic plc (Beverages)	549,554	3,604
Capita Group plc (Professional services)	533,428	6,450
Chemring Group plc (Aerospace & defense)	113,138	5,341

See accompanying Notes to Financial Statements.

6 Annual Report	December 31, 2009

Institutional International Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—19.8%—(Continued)
*Climate Exchange plc (Diversified financial services)	179,980	$1,841
*Dana Petroleum plc (Oil, gas & consumable fuels)	183,614	3,474
Experian plc (Professional services)	743,003	7,339
*Heritage Oil plc (Oil, gas, & consumable fuels)	573,262	4,022
Michael Page International plc (Professional services)	597,538	3,638
Mothercare plc (Multiline retail)	231,229	2,538
NEXT plc (Multiline retail)	428,254	14,319
Petrofac Limited (Energy equipment & services)	445,231	7,453
Reckitt Benckiser plc (Household products)	262,566	14,213
Rightmove plc (Media)	219,516	1,783
*Rolls-Royce Group plc (Aerospace & defense)	1,526,779	11,890
Rotork plc (Electronic equipment & instruments)	425,990	8,140
RPS Group plc (Commercial services & supplies)	1,187,908	4,153
Serco Group plc (Commercial services & supplies)	748,294	6,382
Standard Chartered plc (Commercial banks)	792,719	20,013
*Telecity Group plc (Internet software & services)	231,427	1,426
Ultra Electronic Holdings plc (Aerospace & defense)	180,123	3,981
Vedanta Resources plc (Metals & mining)	248,601	10,398
VT Group plc (Aerospace & defense)	694,381	5,796
The Weir Group plc (Machinery)	356,129	4,107

		272,213

Emerging Asia—18.3%
China—4.8%
China High Speed Transmission (Electrical equipment)	1,952,000	4,739
China Railway Construction Corporation Limited (Construction & engineering)	2,030,000	2,587
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	1,323,000	6,422
*China Zhongwang Holdings Limited (Metals & mining)	5,022,400	4,001
CNOOC Limited (Oil, gas & consumable fuels)	5,861,000	9,131
Dongfeng Motor Group Company Limited (Automobiles)	8,422,000	12,026
Geely Automobile Holdings Limited (Automobiles)	4,770,000	2,603
Hengan International Group Co., Ltd. (Personal products)	844,000	6,249
Industrial and Commercial Bank of China (Commercial banks)	16,239,000	13,374
Minth Group, Ltd. (Auto components)	1,572,000	2,308
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	632,000	2,106

		65,546

Issuer	Shares	Value

Common Stocks—Emerging Asia—18.3%—(Continued)
India—5.3%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	256,586	$13,209
Hero Honda Motors Limited (Automobiles)	271,560	9,988
Housing Development Finance Corp. (Thrifts & mortgage finance)	114,368	6,544
India Infoline Limited (Capital markets)	466,384	1,283
Infosys Technologies Limited (IT services)	246,980	13,746
Jindal Steel & Power Limited (Metals & mining)	540,036	8,124
Larsen & Toubro, Ltd. (Construction & engineering)	189,832	6,835
Lupin Limited (Pharmaceuticals)	83,908	2,651
Reliance Industries Limited (Oil, gas, & consumable fuels)	461,415	10,781

		73,161

Indonesia—2.4%
PT Astra International Tbk (Automobiles)	2,737,500	10,064
PT Bank Rakyat Indonesia (Commercial banks)	12,063,000	9,695
PT London Sumatra Indonesia (Food products)	3,384,000	2,980
PT Telekomunikasi Indonesia Tbk (Diversified telecommunication services)	1,943,500	1,935
PT United Tractors Tbk (Machinery)	5,337,000	8,740

		33,414

Malaysia—0.9%
CIMB Group Holdings Berhad (Commercial banks)	1,392,200	5,210
IOI Corporation Berhad (Food products)	2,531,413	4,031
Kuala Lampur Kepg (Food products)	579,500	2,787

		12,028

Papua New Guinea—0.3%
Oil Search Limited (Oil, gas, & consumable fuels)	672,070	3,685

South Korea—2.2%
*Amorepacific Corporation (Personal products)	4,885	3,917
*Hyundai Mobis (Auto components)	34,435	5,046
*Hyundai Motor Company (Automobiles)	72,489	7,503
*LG Household & Health Care, Ltd. (Household products)	34,681	8,677
*MegaStudy Co., Ltd. (Diversified consumer services)	24,718	5,081

		30,224

Taiwan—2.2%
MediaTek Inc. (Semiconductors & semiconductor equipment)	326,000	5,664
Siliconware Precision Industries Co., Ltd. (Semiconductors & semiconductor equipment)	3,854,000	5,254

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—18.3%—(Continued)
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	7,136,000	$14,382
Yuanta Financial Holding Co., Ltd. (Capital markets)	6,443,000	4,714

		30,014

Thailand—0.2%
CP ALL PCL (Food & staples retailing)	3,638,200	2,706

Japan—10.7%
Canon, Inc. (Office electronics)	343,000	14,591
Daikin Industries, Ltd. (Building products)	269,800	10,656
Fanuc, Ltd. (Machinery)	94,900	8,845
Gree, Inc. (Internet software & services)	47,800	2,955
Honda Motor Company, Ltd. (Automobiles)	322,200	10,932
Hoya Corporation (Electronic equipment, instruments & components)	251,000	6,697
Jupiter Telecommunications Co., Ltd. (Media)	8,065	7,981
kabu.com Securities Co., Ltd. (Capital markets)	1,461	1,411
Kakaku.com, Inc. (Internet software & services)	545	2,119
Keyence Corporation (Electronic equipment, instruments & components)	43,500	9,028
Komatsu, Ltd. (Machinery)	511,000	10,697
K’s Holdings Corporation (Specialty retail)	96,000	2,882
Kurita Water Industries, Ltd. (Machinery)	185,900	5,841
Miraca Holdings, Inc. (Health care equipment & supplies)	61,600	1,695
Misumi Group, Inc. (Trading companies & distributors)	137,100	2,347
Nitori Company, Ltd. (Specialty retail)	59,280	4,412
Park24 Co., Ltd. (Commercial services & supplies)	178,100	1,894
Point, Inc. (Specialty retail)	82,530	4,611
Softbank Corp. (Wireless telecommunication services)	731,400	17,146
Start Today Co., Ltd. (Internet & catalog retail)	1,236	2,262
Terumo Corporation (Health care equipment & supplies)	146,300	8,817
Unicharm Petcare (Food products)	53,100	1,622
USS Co., Ltd. (Specialty retail)	2,010	123
YAHOO! Japan Corporation (Internet software & services)	24,786	7,452

		147,016

Asia—7.6%
Australia—4.0%
BHP Billiton Limited—ADR (Metals & mining)	460,840	17,635
Energy Resources of Australia Limited (Oil, gas & consumable fuels)	139,897	2,985
JB Hi-Fi Limited (Specialty retail)	215,704	4,354
QBE Insurance Group Limited (Insurance)	763,128	17,415
SEEK Limited (Professional services)	118,323	731
WorleyParsons Limited (Energy equipment & services)	456,175	11,845

		54,965

Issuer	Shares	Value

Common Stocks—Asia—7.6%—(Continued)
Hong Kong—2.1%
Li & Fung, Ltd. (Distributors)	3,756,000	$15,529
Noble Group Limited (Trading companies & distributors)	5,968,560	13,690

		29,219

Singapore—1.5%
Capitaland, Ltd. (Real estate management & development)	2,281,000	6,767
*CapitaMalls Asia Limited (Real estate management & development)	2,182,000	3,945
Olam International, Ltd. (Food & staples retailing)	2,185,400	4,106
Wilmar International, Ltd. (Food products)	1,337,000	6,079

		20,897

Emerging Latin America—5.7%
Brazil—4.3%
BM&F Bovespa S.A. (Diversified financial services)	766,500	5,393
Cyrela Brazil Realty S.A. (Household durables)	149,700	2,107
Diagnosticos da America S.A. (Health care providers & services)	73,700	2,412
*GP Investments, Ltd. (Capital markets)	720,500	4,221
*Hypermarcas S.A. (Personal products)	235,758	5,417
Localiza Rent a Car S.A. (Road & rail)	429,500	4,766
Lojas Renner S.A. (Multiline retail)	183,800	4,149
MRV Engenharia e participacoes, S.A. (Household durables)	337,179	2,731
Natura Cosmeticos S.A. (Personal products)	467,500	9,750
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas, & consumable fuels)	505,400	4,964
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	177,400	1,768
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	392,287	9,385
SLC Agricola S.A. (Food products)	196,800	1,842

		58,905

Chile—0.0%
Banco Santander Chile—GDR (Commercial Banks)	5,241	340

Mexico—0.8%
Banco Compartamos S.A. de C.V. (Consumer finance)	544,800	2,812
*Megacable Holdings S.A.B. de C.V. (Media)	517,700	1,092
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,545,800	6,889

		10,793

Panama—0.2%
Copa Holdings, S.A. (Airlines)†	54,780	2,984

Peru—0.4%
Credicorp, Ltd. (Commercial banks)†	77,308	5,954

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2009

Institutional International Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Canada—5.5%
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	486,962	$10,801
Canadian Western Bank (Commercial banks)	76,700	1,609
*Consolidated Thompson (Metals & mining)	385,656	2,493
Crescent Point Energy Corp. (Oil, gas & consumable fuels)	257,713	9,731
First Quantum Minerals Ltd. (Metals & mining)	136,472	10,473
Niko Resources Ltd. (Oil, gas, & consumable fuels)	91,828	8,640
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	451,767	6,674
PetroBakken Energy Ltd. (Oil, gas & consumable fuels)	212,219	6,560
Royal Bank of Canada (Commercial banks)	200,371	10,805
Tim Hortons, Inc. (Hotels, restaurants & leisure)	278,874	8,567

		76,353

Emerging Europe, Mid-East, Africa—5.3%
Israel—1.4%
Israel Chemicals Limited (Chemicals)	573,211	7,527
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	207,861	11,678

		19,205

Egypt—0.1%
Egyptian Financial Group—Hermes Holding S.A.E. (Capital markets)	435,370	1,982

South Africa—2.8%
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	642,928	6,401
Naspers Limited (Media)	403,200	16,318
Shoprite Holdings Limited (Food & staples retailing)	510,747	4,491
Standard Bank Group Limited (Commercial banks)	517,277	7,105
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	266,560	3,873

		38,188

Turkey—1.0%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	138,715	6,451
Turkiye Garanti Bankasi A.S. (Commercial banks)	1,575,104	6,710

		13,161

United Arab Emirates—0.0%
First Gulf Bank PJSC (Commercial banks)	80,000	349

Total Common Stocks—96.3% (cost $1,053,770)		1,325,181

Issuer	Shares or Principal Amount	Value

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**	$941	$582

Total Convertible Bond—0.0% (cost $492)		582

Investment in Affiliate
William Blair Ready Reserves Fund	4,535,454	4,535

Total Investment in Affiliate—0.3% (cost $4,535)		4,535

Short-Term Investment
American Express Credit Corp. Demand Note, VRN 0.081%, due 1/4/10	$1,000	1,000

Total Short-Term Investment—0.1% (cost $1,000)		1,000

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/09, due 1/4/10, repurchase price $58,606, collateralized by FNMA, 5.000% due 2/13/17	$58,606	58,606

Total Repurchase Agreement—4.3% (cost $58,606)		58,606

Total Investments—101.0% (cost $1,118,403)		1,389,904
Liabilities, plus cash and other assets—(1.0)%		(14,056)

Net assets—100.0%		$1,375,848

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

**Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the net assets of the Fund at December 31, 2009. This security was also deemed illiquid pursuant to the Fund/Advisor’s Liquidity Procedures.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 9

Institutional International Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

At December 31, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	17.9%
Financials	16.8%
Consumer Discretionary	15.4%
Energy	11.1%
Materials	10.2%
Consumer Staples	9.9%
Information Technology	8.7%
Health Care	7.1%
Telecommunication Services	2.4%
Utilities	0.5%

Total	100.0%

At December 31, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.5%
Euro	15.2%
Japanese Yen	11.1%
Swiss Franc	6.4%
Hong Kong Dollar	6.1%
Indian Rupee	5.5%
Canadian Dollar	4.9%
Brazilian Real	4.5%
Australian Dollar	4.4%
South African Rand	2.9%
Singapore Dollar	2.6%
Indonesian Rupiah	2.5%
United States Dollar	2.4%
South Korean Won	2.3%
New Taiwan Dollar	2.3%
Norwegian Krone	1.2%
Danish Krone	1.1%
Turkish Lira	1.0%
All Other Currencies	3.1%

Total	100.0%

See accompanying Notes to Financial Statements.

10 Annual Report	December 31, 2009

W. George Greig

David Merjan

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World Ex-U.S. IMI Index (net).

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Institutional International Equity Fund posted a 33.27% increase for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. IMI Index (net) (the ‘Index’), gained 43.60%.

The Fund outpaced the Index during the first and fourth quarters but lagged for the year. Fourth quarter performance was bolstered by strong stock selection in Consumer Discretionary, Energy, Industrials and Telecommunication Services in addition to good performance in Developed and emerging Asian and Emerging Markets, Europe, Mid-East and Africa (EMEA) holdings. The key detractors from 2009 relative performance were the quality bias of the Fund in mid-year, coupled with a more conservative sector positioning during the initial stages of the rally. Specifically, the Fund’s underweighting in Materials and Financials and overweighting in Healthcare detracted over 6% in relative performance during the period. Augmenting performance was strong Energy, Healthcare, Materials and Telecommunication stock selection. In particular, the Fund’s Energy stocks outperformed the Index by over 35% during the year with strong performance in a number of the Fund’s energy services and high production growth exploration and production companies. Developed European and Japanese Healthcare stocks performed well, while the Fund’s mining names bolstered results.

As of year end the Fund maintained its focus in Industrials and Information Technology at 20.6% and 12.9% of the Fund, respectively, and these sectors were the most overweighted versus the Index. While absolute exposure was reduced throughout the year to 8.8%, Healthcare remained overweighted versus the broad Index at year end. Exposure to Financials totaled 18.9%, down marginally from September 30 through a reduction in developed markets exposure, although this weighting remained well below the Index, as it did throughout the year. Materials holdings totaled 5.1% at year end, well below the 11.1% weighting in the Index. Regionally, the Fund remained underweighted in Developed Asia and Canada in favor of the U.K. Emerging markets approximated the benchmark at approximately 20.8% of the Fund, with a tilt towards Emerging Asia.

December 31, 2009	William Blair Funds 11

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	Since Inception
Institutional International Equity Fund	33.27%	(7.34)%	2.84%
MSCI All Country World Ex-U.S. IMI (net)	43.60	(3.43)	6.71

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

12 Annual Report	December 31, 2009

Institutional International Equity Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—31.1%
Belgium—2.5%
Anheuser-Busch Inbev S.A. NV (Beverages)	175,762	$9,099

Denmark—1.3%
Novo-Nordisk A/S (Pharmaceuticals)	74,057	4,728

France—6.1%
Alstom S.A. (Electrical equipment)	75,069	5,250
AXA (Insurance)	137,989	3,240
Iliad S.A. (Diversified telecommunication services)	31,726	3,791
Schneider Electric S.A. (Electrical equipment)	43,197	5,023
Vinci S.A. (Construction & engineering)	87,103	4,901

		22,205

Germany—3.4%
E. ON AG (Electric utilities)	85,368	3,583
MAN SE (Machinery)	50,806	3,942
SAP AG (Software)	103,624	4,940

		12,465

Ireland—2.5%
CRH plc (Materials)	181,791	4,943
*Ryanair Holdings plc—ADR (Airlines)	163,141	4,375

		9,318

Italy—1.7%
Saipem SpA (Energy equipment & services)	175,990	6,074

Netherlands—1.0%
*Qiagen N.V. (Life sciences tools & services)	168,972	3,805

Spain—4.9%
Banco Santander S.A. (Commercial banks)	328,601	5,430
Inditex Group (Specialty retail)	89,600	5,596
Telefonica, S.A. (Diversified telecommunication services)	241,780	6,767

		17,793

Switzerland—7.7%
*ABB, Ltd. (Electrical equipment)	225,707	4,349
*Actelion, Ltd. (Biotechnology)	63,627	3,398
Credit Suisse Group AG (Capital markets)	144,106	7,139
Julius Baer Holding, Ltd. (Capital markets)	57,126	2,009
Roche Holdings AG (Pharmaceuticals)	31,761	5,432
Sonova Holding AG (Health care equipment & supplies)	17,004	2,060
Zurich Financial Services (Insurance)	16,822	3,678

		28,065

United Kingdom—18.5%
AMEC plc (Energy equipment & services)	206,722	2,634
Amlin plc (Insurance)	319,583	1,845
*Autonomy Corporation plc (Software)	193,867	4,708
Barclays plc (Commercial banks)	923,366	4,069
BG Group plc (Oil, gas & consumable fuels)	393,089	7,098
British Sky Broadcasting Group plc (Media)	698,405	6,309
Capita Group plc (Professional services)	273,720	3,310
Experian plc (Professional services)	297,165	2,935
HSBC Holdings plc (Commercial banks)	312,074	3,550
Petrofac Limited (Energy equipment & services)	185,016	3,097

Issuer	Shares	Value

Common Stocks—United Kingdom—18.5%—(continued)
Reckitt Benckiser plc (Household products)	122,935	$6,655
*Rolls-Royce Group plc (Aerospace & defense)	731,272	5,695
Rotork plc (Electronic equipment & instruments)	103,742	1,982
Standard Chartered plc (Commercial banks)	154,497	3,900
Tullow Oil plc (Oil, gas & consumable fuels)	203,826	4,276
Vedanta Resources plc (Metals & mining)	131,927	5,518

		67,581

Emerging Asia—13.7%
China—5.1%
China Life Insurance Co., Ltd. (Insurance)	895,000	4,379
China Overseas Land & Investment, Ltd. (Real estate management & development)	1,658,000	3,474
China Railway Construction Corporation Limited (Construction & engineering)	2,376,000	3,028
CNOOC Limited (Oil, gas & consumable fuels)	2,570,000	4,004
Li Ning Company Limited (Textiles, apparel & luxury goods)	1,007,000	3,818

		18,703

India—4.0%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	82,652	4,255
*Cairn India, Ltd. (Oil, gas & consumable fuels)	450,098	2,715
HDFC Bank, Ltd.—ADR (Commercial banks)	17,849	2,322
Infosys Technologies, Limited (IT services)	95,047	5,290

		14,582

Indonesia—0.9%
PT Bank Rakyat Indonesia (Commercial banks)	4,021,000	3,232

South Korea—1.7%
*Hyundai Motor Company (Automobiles)	60,867	6,300

Taiwan—2.0%
MediaTek Inc. (Semiconductors & semiconductor equipment)	219,462	3,813
Taiwan Semiconductor, Ltd. (Semiconductors & semiconductor equipment)	1,688,809	3,404

		7,217

Japan—12.6%
Canon Inc. (Office electronics)	128,300	5,458
Daikin Industries, Ltd. (Building product)	90,900	3,590
Fast Retailing Co., Ltd. (Specialty retail)	16,000	3,007
Honda Motor Co., Ltd. (Automobiles)	136,800	4,641
Hoya Corporation (Electronic equipment, instruments & components)	140,700	3,754
Jupiter Telecommunications Co., Ltd. (Media)	3,676	3,637
Keyence Corporation (Electronic equipment, instruments & components)	22,800	4,732
Kurita Water Industries, Ltd (Machinery)	152,300	4,785
Mitsubishi Corporation (Trading companies & distribution)	221,900	5,527

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 13

Institutional International Equity Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—12.6%—(continued)
Nippon Electric Glass Co., Ltd. (Electronic equipment, instruments & components)	236,000	$3,248
Terumo Corporation (Health care equipment & supplies)	60,600	3,652

		46,031

Asia—7.0%
Australia—2.7%
BHP Billiton Limited—ADR (Metals & mining)	49,819	3,815
Woolworths Limited (Food & staples retailing)	116,111	2,912
WorleyParsons Limited (Energy equipment & services)	121,838	3,164

		9,891

Hong Kong—2.6%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	195,300	1,847
Li & Fung, Ltd. (Distributors)	948,000	3,919
Noble Group Limited (Trading companies & distributors)	1,593,000	3,654

		9,420

Singapore—1.7%
Capitaland, Ltd. (Real estate management & development)	1,462,000	4,337
Wilmar International, Ltd.—(Food products)	412,000	1,873

		6,210

Canada—6.0%
Brookfield Asset Management, Inc., Class “A” (Real estate management & development)†	162,975	3,615
Canadian National Railway Company (Road & rail)†	108,876	5,919
Goldcorp Holdings Co. (Metals & mining)†	101,803	4,005
*Research In Motion Limited (Communications equipment)†	38,043	2,569
Royal Bank of Canada (Commercial banks)	66,852	3,605
Tim Hortons, Inc. (Hotels, restaurants & leisure)	71,783	2,205

		21,918

Emerging Europe, Mid-East, Africa—4.6%
Israel—2.2%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	145,096	8,152

South Africa—1.5%
Naspers, Ltd. (Media)	133,600	5,407

Turkey—0.9%
Turkiye Garanti Bankasi A.S. (Commercial banks)	749,026	3,191

Issuer	Shares or Principal Amount	Value

Emerging Latin America—2.6%
Brazil—2.4%
BM&F Bovespa S.A. (Diversified financial services)	607,971	$4,278
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	34,367	1,639
Weg S.A. (Machinery)	259,100	2,738

		8,655

Mexico—0.2%
Wal-Mart de Mexico Sab de C.V. (Food & staples retailing)	208,000	927

Total Common Stocks—96.1% (cost $269,515)		350,969

Preferred Stock
Brazil—1.2%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	215,279	4,537

Total Preferred Stock—1.2% (cost $2,137)		4,537

Investment in Affiliate
William Blair Ready Reserves Fund	952,677	953

Total Investment in Affiliate—0.3% (cost $953)		953

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09 due 1/4/10, repurchase price $8,815, collateralized by U.S. Treasury Bill, 0.020%, due 2/18/10	$8,815	8,815

Total Repurchase Agreement—2.4% (cost $8,815)		8,815

Total Investments—100.0% (cost $281,420)		365,274
Liabilities, plus cash and other assets—0.0%		(3)

Net assets—100.0%		$365,271

*Non-income producing securities

† = U.S. Listed Foreign Common Stock

ADR = American Depository Receipt

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

14 Annual Report	December 31, 2009

Institutional International Equity Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

At December 31, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	20.6%
Financials	18.9%
Information Technology	12.9%
Consumer Discretionary	12.6%
Energy	11.0%
Health Care	8.8%
Consumer Staples	6.1%
Materials	5.1%
Telecommunication Services	3.0%
Utilities	1.0%

Total	100.0%

At December 31, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	21.2%
British Pound Sterling	17.8%
Japanese Yen	13.0%
U.S. Dollar	9.6%
Swiss Franc	8.7%
Hong Kong Dollar	7.9%
Indian Rupee	3.9%
Brazilian Real	3.3%
Singapore Dollar	2.8%
New Taiwan Dollar	1.9%
Australian Dollar	1.7%
South Korean Won	1.7%
Canadian Dollar	1.6%
South African Rand	1.5%
Danish Krone	1.3%
All Other Currencies	2.1%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 15

Jeffery A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

The International Small Cap Growth Fund posted a 57.84% increase (Institutional Class) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI All Country Ex-U.S. Small Cap Index (net) (the ‘Index’), gained 62.91%.

The Fund outpaced the Index during the fourth quarter, but trailed it for the year. Fourth quarter performance was bolstered by strong stock selection across most sectors and regions. In particular, Consumer Discretionary and Consumer Staples stock selection was strong in Europe and emerging markets, mining exposure added value within Materials, and Information Technology (IT) stock selection was strong across most regions. During 2009, the Fund trailed the ACWI Ex-U.S. Small Cap Index but was well ahead of the World Ex-U.S. Small Cap Index. Augmenting performance was good stock selection across most sectors and regions, with significant value added in Consumer Staples, Energy, IT and Materials. Within Energy, a number of the service companies that were significant detractors from 2008 performance added value in 2009, while Baidu, Inc., Aixtron Aktiengesellschaft AG, Autonomy Corporation plc, ASM Pacific Technology Limited and Gree, Inc. performed strongly in IT. Detracting from 2009 results, however, was the Fund’s underweightings in the strong Materials sector and Asian emerging markets, coupled with Japanese Consumer Discretionary, Consumer Staples and IT stock selection.

As of December 31, the Fund maintained its focus on Consumer Staples and Consumer Discretionary, Industrials and IT at 7.9%, 18.6%, 21.7% and 15.9% of the Fund, respectively. Financials, which represented 12.6% of the Fund as of year-end, remained underweighted versus the ACWI Ex-U.S. Small Cap Index, while the 12.2% Healthcare exposure was nearly double the Index weighting. The Fund was most underweighted in Financials and Materials and most overweighted in Healthcare and IT as of year end. Regionally, the Fund was overweighted in Europe (31.4% v. 26.9%) and the U.K. (21.0% v. 14.1%), and underweighted in emerging markets (14.4% v. 24.2%). During the quarter we reduced exposure in Japan across most sectors from 20.3% to 17.4%.

16 Annual Report	December 31, 2009

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	Since Inception
International Small Cap Growth Fund Institutional Class	57.84%	(4.59)%	3.86%
MSCI All Country World Ex-U.S. Small Cap Index (net)	62.91	(3.52)	5.59

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2009	William Blair Funds 17

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—30.5%
Austria—0.3%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	23,296	$1,143

Denmark—0.2%
SimCorp A/S (Software)	4,690	880

Finland—0.7%
F-Secure OYJ (Software)	426,058	1,669
Nokian Renkaat OYJ (Auto components)	47,262	1,146

		2,815

France—6.2%
April Group S.A. (Insurance)	96,389	3,341
bioMerieux S.A. (Health care equipment & supplies)	82,366	9,624
*Boursorama (Capital markets)	137,625	1,903
EDF Energies Nouvelles S.A. (Independent power providers & energy trader)	72,503	3,739
*Gemalto N.V. (Computers & peripherals)	94,859	4,127
Orpea (Heath care providers & services)	33,725	1,526

		24,260

Germany—5.9%
Aixtron Aktiengesellschaft AG (Semiconductors & semiconductor equipment)	216,882	7,289
CTS Eventim AG (Media)	66,977	3,278
*Qiagen N.V. (Life sciences tools & services)	351,553	7,917
Wire Card AG (IT services)	319,676	4,420

		22,904

Greece—0.2%
Jumbo S.A. (Specialty retail)	83,034	1,050

Ireland—1.9%
*Norkom Group plc (Software)	215,133	453
Paddy Power plc (Hotels, restaurants, & leisure)	191,412	6,765

		7,218

Italy—3.1%
Ansaldo STS SpA (Transportation infrastructure)	190,132	3,624
Diasorin SpA (Health care equipment & supplies)	108,514	3,856
Trevi Finanziaria SpA (Construction & engineering)	296,946	4,700

		12,180

Luxembourg—1.8%
Oriflame Cosmetics S.A. (Personal products)	116,775	6,963

Netherlands—1.0%
BinckBank N.V. (Capital markets)	219,226	3,927

Norway—0.6%
*Norwegian Air Shuttle ASA (Airlines)	72,356	1,431
Opera Software ASA (Internet software & services)	263,405	909

		2,340

Portugal—0.6%
Jeronimo Martins (Food & staples retailing)	249,376	2,494

Issuer	Shares	Value

Common Stocks—Europe—30.5%—(continued)
Spain—2.0%
Tecnicas Reunidas S.A. (Energy equipment & services)	138,577	$7,970

Switzerland—6.0%
*Orascom Development Holding AG (Hotels, restaurants & leisure)	35,906	2,530
Partners Group Global Opportunities, Ltd. (Capital markets)	69,004	8,700
Sika AG (Chemicals)	2,571	3,998
*Temenos Group AG (Software)	312,986	8,065

		23,293

United Kingdom—20.5%
Aberdeen Asset Management plc (Capital markets)	1,605,702	3,450
Aggreko plc (Commercial services & supplies)	489,918	7,314
Amlin plc (Insurance)	1,239,802	7,159
Ashmore Group plc (Capital markets)	530,967	2,324
*ASOS plc (Internet & catalog retail)	100,775	792
AVEVA Group plc (Software)	71,776	1,167
*The Berkeley Group Holdings plc (Household durables)	194,633	2,567
*Blinkx plc (Internet software & services)	3,979,517	1,077
BlueBay Asset Management plc (Capital markets)	174,222	848
Britvic plc (Beverages)	643,852	4,222
*Ceres Power Holdings plc (Electrical equipment)	262,261	676
Chemring Group plc (Aerospace & defense)	113,780	5,371
Connaught plc (Commercial services & supplies)	197,416	1,130
*Dana Petroleum plc (Oil, gas, & consumable fuels)	314,492	5,951
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	206,254	990
*Heritage Oil plc (Oil, gas, & consumable fuels)	142,573	1,000
Intertek Group plc (Professional services)	101,882	2,059
Michael Page International plc (Professional services)	906,076	5,517
Micro Focus International plc (Software)	419,987	3,072
Mothercare plc (Multiline retail)	238,221	2,615
Petrofac, Ltd. (Energy equipment & services)	287,269	4,809
RPS Group plc (Commercial services & supplies)	1,180,344	4,127
Serco Group plc (Commercial services & supplies)	529,087	4,512
*Telecity Group plc (Internet software & services)	529,697	3,265
The Weir Group plc (Machinery)	354,564	4,089

		80,103

Japan—17.0%
ABC-Mart, Inc. (Specialty retail)	145,614	4,039
Aeon Delight Co., Ltd. (Commercial services & supplies)	73,200	1,037
EPS Co., Ltd. (Life sciences tools & services)	254	996
Exedy Corporation (Auto components)	146,500	3,051
F.C.C. Co., Ltd. (Auto components)	109,009	1,931
Goldcrest Co., Ltd. (Real estate management & development)	130,050	3,642

See accompanying Notes to Financial Statements.

18 Annual Report	December 31, 2009

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—17.0% —(continued)
Gree, Inc. (Internet software & services)	72,130	$4,460
kabu.com Securities Co., Ltd. (Capital markets)	1,280	1,236
Kakaku.com, Inc. (Internet software & services)	558	2,169
K’s Holdings Corporation (Specialty retail)	126,100	3,785
Kurita Water Industries, Ltd. (Machinery)	234,400	7,364
M3, Inc. (Health care technology)	130	393
Miraca Holdings Inc. (Health care equipment & supplies)	257,800	7,095
Nabtesco Corporation (Machinery)	220,000	2,520
Nitori Company, Ltd. (Specialty retail)	48,400	3,603
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	1,205	5,744
Park24 Co., Ltd. (Commercial services & supplies)	417,500	4,441
Point, Inc. (Specialty retail)	76,740	4,288
Start Today Co., Ltd. (Internet & catalog retail)	245	448
Unicharm Petcare Corporation (Food products)	104,205	3,183
Zappallas, Inc. (Internet software & services)	572	901

		66,326

Emerging Asia—13.0%
China—11.6%
AAC Acoustic Technologies Holdings Inc. (Communications equipment)	1,153,559	1,906
China Dongxiang (Group) Co., Ltd. (Textiles, apparel, & luxury goods)	3,907,000	3,015
China Green (Holdings) Limited (Food products)	1,580,556	1,497
China High Speed Transmission (Electrical equipment)	1,921,000	4,664
Comba Telecom Systems Holdings Limited (Communications equipment)	3,825,635	4,443
* Concord Medical Services Holdings Limited—ADR (Health care providers & services)	43,588	377
* E-House (China) Holdings Limited—ADR (Real estate management & development)	198,590	3,598
Geely Automobile Holdings Limited (Automobiles)	2,605,000	1,422
Golden Eagle Retail Group, Ltd. (Multiline retail)	285,000	578
Li Ning Co., Ltd. (Textile, apparel & luxury goods)	1,118,873	4,243
Lonking Holdings Limited (Machinery)	6,755,000	4,655
Minth Group Limited (Auto components)	2,677,384	3,930
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	264,800	882
Wasion Group Holdings Limited (Electronic equipment, instruments, & components)	2,880,000	2,993
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	3,393,865	6,926

		45,129

India—1.0%
India Infoline Limited (Capital markets)	357,426	983
Lupin Limited (Pharmaceuticals)	91,530	2,891

		3,874

Issuer	Shares	Value

Common Stocks—Emerging Asia—13.0%—(continued)
South Korea—0.2%
*Megastudy Co., Ltd. (Diversified consumer services)	4,575	$940

Taiwan—0.2%
Tripod Technology Corporation (Electronic equipment, instruments, & components)	205,000	692

Asia—7.5%
Australia—3.3%
Cochlear Limited (Health care equipment & supplies)	70,249	4,338
JB Hi-Fi Limited (Specialty retail)	326,642	6,594
SEEK Limited (Professional services)	345,571	2,134

		13,066

Hong Kong—1.7%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	700,700	6,625

New Zealand—0.5%
Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	741,038	1,810

Singapore—2.0%
Midas Holdings Limited (Metals & mining)	2,718,000	1,769
Olam International, Ltd. (Food & staples retailing)	3,111,700	5,846

		7,615

Canada—3.0%
Niko Resources Ltd. (Oil, gas, & consumable fuels)	40,032	3,766
*Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	376,472	5,562
*Red Back Mining Inc. (Metals & mining)	177,949	2,552

		11,880

Emerging Europe, Mid-East, Africa—2.9%
Russia—0.1%
*CTC Media, Inc. (Media)†	37,759	562

South Africa—2.3%
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	233,940	2,329
Mr Price Group Limited (Specialty retail)	208,695	987
Shoprite Holdings, Limited (Food & staples retailing)	447,600	3,935
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	106,171	1,543

		8,794

Turkey—0.5%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	45,077	2,096

Emerging Latin America—2.9%
Brazil—2.9%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	62,703	896

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 19

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—2.9%—(continued)
Brasil Brokers Participacoes S.A. (Real estate management & development)	280,000	$1,042
Diagnosticos da America S.A. (Health care providers & services)	75,300	2,465
Localiza Rent a Car S.A. (Road & rail)	181,500	2,014
Lojas Renner S.A. (Multiline retail)	72,100	1,628
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	231,900	2,311
Rodobens Negocioa Imobiliarios S.A. (Household durables)	93,500	965

		11,321

Total Common Stocks—97.3% (cost $307,348)		380,270

Convertible Bond
Brazil—0.2%
Lupatech S.A., 6.500% due 4/15/18 (Machinery)**	$959	592

Total Convertible Bond—0.2% (cost $501)		592

Investment in Affiliate
William Blair Ready Reserves Fund	488,883	489

Total Investment in Affiliate—0.1% (cost $489)		489

Short-Term Investment
American Express Credit Corp. Demand Note, VRN 0.081%, due 1/4/10	$500	500

Total Short-Term Investment—0.1% (cost $500)		500

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/09, due 1/4/10, repurchase price $3,891, collateralized by FNMA, 4.375%, due 7/17/23	$3,891	3,891

Total Repurchase Agreement—1.0% (cost $3,891)		3,891

Total Investments—98.7% (cost $312,729)		385,742
Cash and other assets, less liabilities—1.3%		5,109

Net assets—100.0%		$390,851

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

VRN = Variable Rate Note

**Fair value pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.15% of the net assets at December 31, 2009. This securities was also deemed illiquid pursuant to the Fund/Advisor’s Liquidity Procedures.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2009 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	21.7%
Consumer Discretionary	18.6%
Information Technology	15.9%
Financials	12.6%
Health Care	12.2%
Energy	7.9%
Consumer Staples	7.9%
Materials	2.2%
Utilities	1.0%

Total	100.0%

At December 31, 2009 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	22.6%
British Pound Sterling	21.0%
Japanese Yen	17.4%
Hong Kong Dollar	12.5%
Swiss Franc	6.1%
Australian Dollar	3.4%
Canadian Dollar	3.1%
Brazilian Real	3.1%
South African Rand	2.3%
Singapore Dollar	2.0%
Swedish Krone	1.8%
U.S. Dollar	1.2%
Indian Rupee	1.0%
All other currencies	2.5%

Total	100.0%

See accompanying Notes to Financial Statements.

20 Annual Report	December 31, 2009

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Emerging Markets Growth Fund posted a 74.33% increase (Institutional Class) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (the ‘Index’), gained 82.36%.

The Fund fell slightly behind the Index during the fourth quarter and trailed it for the year. Portfolio results were augmented by Consumer Discretionary and Staples stock selection and weightings, coupled with strong Energy stock selection. In addition, Emerging Asia and Latin America stock selection was strong. Specifically, the Fund’s exposure to the Asian automobile industry added value, as did strong performance by Naspers, Ltd., Russian grocery stores and Latin American holdings. Detracting from fourth quarter results was Middle Eastern exposure, in the wake of the Dubai world debt concerns. The Fund posted a strong absolute return during 2009, but trailed the broad Indices. While stock selection was strong across most sectors throughout the year, sector positioning was the biggest drag on results, particularly during the first half of 2009. In particular, the Fund’s Consumer Staples holdings outperformed the Index by approximately 20%, Information Technology stock selection was augmented by Taiwanese exposure, and Brazilian and Chinese exploration and production companies boosted Energy performance.

As of December 31, the Fund maintained its focus on Consumer Discretionary and Consumer Staples stocks at 31.0% of the Fund, well ahead of the Index weighting. While Information Technology decreased by approximately 3% during the quarter, it approximated the Index weighting. Financials, Materials and Telecommunication Services remained the most underweighted during the period, while Consumer (Discretionary and Staples) was the most overweighted exposure. Regionally, the Fund remained underweighted in Emerging Asia and Emerging Markets Europe, Mid-East and Africa (EMEA) in favor of Latin America.

December 31, 2009	William Blair Funds 21

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	3 Year	Since Inception
Emerging Markets Growth Fund Institutional Class	74.33%	(2.48)%	14.13%
MSCI Emerging Markets IMI (net)	82.36	5.63	16.20

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

22 Annual Report	December 31, 2009

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—51.9%
China—20.4%
AAC Acoustic Technologies Holdings Inc. (Communications equipment)	1,511,949	$2,498
Angang Steel Company Limited (Metals & mining)	5,192,000	11,322
Anhui Conch Cement Company Limited (Construction materials)	938,000	5,994
Belle International Holdings Limited (Specialty retail)	4,629,200	5,363
China Dongxiang (Group) Co., Ltd. (Textiles, apparel, & luxury goods)	7,084,000	5,466
China High Speed Transmission (Electrical equipment)	2,352,000	5,711
China Life Insurance Co., Ltd. (Insurance)	3,020,000	14,778
China Overseas Land & Investment, Lts. (Real estate management & development)	3,468,000	7,266
China Railway Construction Corporation Limited (Construction & engineering)	8,129,000	10,358
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	4,493,406	21,812
China Vanke Co., Ltd. (Real estate management & development)	7,423,234	9,276
*China Zhongwang Holdings Limited (Metals & mining)	8,088,800	6,443
*Concord Medical Services Holdings Limited—ADR (Health care providers & services)	68,593	593
CNOOC Limited (Oil, gas & consumable fuels)	15,686,000	24,438
Dongfeng Motor Group Company Limited (Automobiles)	7,180,000	10,253
*E-House (China) Holdings Limited—ADR (Real estate management & development)	120,653	2,186
Geely Automobile Holdings Limited (Automobiles)	3,650,000	1,992
Golden Eagle Retail Group, Ltd. (Multiline retail)	719,000	1,458
Hengan International Group Co., Ltd. (Personal products)	353,000	2,614
Industrial and Commercial Bank of China (Commercial banks)	43,717,000	36,004
Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,042,500	3,953
Lonking Holdings Limited (Machinery)	3,974,000	2,738
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	640,700	2,135
Tencent Holdings, Ltd. (Internet software & services)	134,000	2,898
Wasion Group Holdings Limited (Electronic equipment, instruments, & components)	2,256,000	2,345
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	1,199,861	2,449
Zijin Mining Group Company Limited (Metals & mining)	7,266,000	6,887
ZTE Corporation (Communications equipment)	458,400	2,818

		212,048

India—8.5%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	188,598	9,709

Issuer	Shares	Value

Common Stocks—Emerging Asia—51.9%—(continued)
*Cairn India, Ltd. (Oil, gas & consumable fuels)	1,286,792	$7,761
Dabur India Limited (Personal products)	688,638	2,337
Financial Technologies (India) Limited (Software)	71,919	2,063
HDFC Bank, Ltd. (Commercial banks)	154,385	5,625
Hero Honda Motors Limited (Automobiles)	148,903	5,477
Housing Development Finance Corp. (Thrifts & mortgage finance)	90,110	5,156
India Infoline Limited (Capital markets)	894,226	2,460
Infosys Technologies Limited (IT services)	196,058	10,912
Jindal Steel & Power Limited (Metals & mining)	827,566	12,450
Larsen & Toubro, Ltd. (Construction & engineering)	146,373	5,270
Lupin Limited (Pharmaceuticals)	85,565	2,703
Maruti Suzuki India Limited (Automobiles)	159,033	5,305
Reliance Industries Limited (Oil, gas, & consumable fuels)	455,921	10,653

		87,881

Indonesia—2.6%
PT Astra International Tbk (Automobiles)	3,428,000	12,603
PT Bank Rakyat Indonesia (Commercial banks)	9,490,000	7,627
*PT Ciputra Development Tbk (Real estate management & development)	27,192,728	1,402
PT Telekomunikasi Indonesia Tbk (Diversified telecommunication services)	2,414,000	2,403
PT United Tractors Tbk (Machinery)	1,911,500	3,130

		27,165

Malaysia—1.0%
CIMB Group Holdings Berhad (Commercial banks)	2,677,500	10,019

Papua New Guinea—0.7%
Oil Search Limited (Oil, gas, & consumable fuels)	1,392,177	7,633

South Korea—8.9%
*Amorepacific Corporation (Personal products)	7,244	5,808
*Hyundai Mobis (Auto components)	84,788	12,425
*Hyundai Motor Company (Automobiles)	235,739	24,402
*LG Household & Health Care, Ltd. (Household products)	36,527	9,138
*Megastudy Co., Ltd. (Diversified consumer services)	11,421	2,348
*NHN Corporation (Internet software & services)	35,244	5,825
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	23,520	16,128
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	52,571	8,999
*Shinsegae Co., Ltd. (Food & staples retailing)	10,680	4,933
*Taewoong Co., Ltd. (Machinery)	38,801	2,494

		92,500

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 23

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—51.9%—(continued)
Taiwan—9.0%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments, & components)	7,244,100	$33,878
MediaTek Inc. (Semiconductors & semiconductor equipment)	995,142	17,290
Siliconware Precision Industries Co., Ltd. (Semiconductors & semiconductor equipment)	3,995,000	5,446
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	15,434,947	31,109
Tripod Technology Corporation (Electronic equipment, instruments, & components)	301,000	1,015
Yuanta Financial Holding Co., Ltd. (Capital markets)	6,691,000	4,896

		93,634

Thailand—0.8%
CP ALL PCL (Food & staples retailing)	8,625,000	6,416
Minor International PCL (Hotels, restaurants, & leisure)	5,447,300	1,846

		8,262

Emerging Latin America—22.3%
Brazil—12.6%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	162,800	2,326
Banco Santander (Brasil) S.A.—GDR (Commercial banks)	786,438	10,963
BM&F Bovespa S.A. (Diversified financial services)	869,600	6,119
*BR Malls Participacoes S.A. (Real estate management & development)	594,100	7,337
Brasil Brokers Participacoes S.A. (Real estate management & development)	438,200	1,631
Companhia de Bebidas das Americas-AMBEV—ADR (Beverages)	188,211	19,026
*GP Investments, Ltd.—GDR (Capital markets)	487,800	2,858
Diagnosticos da America S.A. (Health care providers & services)	130,500	4,272
*Hypermarcas S.A. (Personal products)	398,414	9,154
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	86,115	1,682
Localiza Rent a Car S.A. (Road & rail)	443,200	4,918
Lojas Renner S.A. (Multiline retail)	203,500	4,594
M. Dias Branco S.A. Industria e Comercio de Alimentos (Food products)	112,400	2,712
MRV Engenharia e Participacoes, S.A. (Household durables)	1,115,880	9,037
Natura Cosmeticos S.A. (Personal products)	414,200	8,639
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas, & consumable fuels)	600,000	5,893
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	833,100	8,302
Rodobens Negocioa Imobiliarios S.A. (Household durables)	152,500	1,574
Totvs S.A. (Software)	60,500	4,101
Vale S.A.—ADR (Metals & mining)	366,875	10,650
WEG S.A. (Machinery)	438,400	4,633

		130,421

Issuer	Shares	Value

Common Stocks—Emerging Latin America—22.3%—(continued)
Chile—1.2%
Banco Santander Chile—GDR (Commercial Banks)	8,417	$545
S.A.C.I. Falabella S.A. (Multiline retail)	2,041,832	12,051

		12,596

Columbia—0.5%
Ecopetrol S.A. (Oil, gas, & consumable fuels)	4,488,290	5,447

Mexico—6.8%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	8,962,500	21,081
Banco Compartamos S.A.B. de C.V. (Consumer finance)	591,300	3,052
*Desarrolladora Homex S.A.B. de C.V.—ADR (Household durables)	171,281	5,759
Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	168,817	8,083
Grupo Televisa S.A.B. de C.V.—ADR (Media)	611,847	12,702
*Megacable Holdings S.A.B. de C.V. (Media)	851,400	1,796
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	3,963,100	17,662

		70,135

Panama—0.2%
Copa Holdings S.A. (Airlines)†	36,845	2,007

Peru—1.0%
Credicorp, Ltd. (Commercial banks)†	137,920	10,623

Emerging Europe, Mid-East, Africa—17.4%
Egypt—0.6%
Egyptian Financial Group—Hermes Holding S.A.E. (Capital markets)	282,784	1,288
Orascom Construction Industries (Construction & engineering)	116,106	5,261

		6,549

Israel—1.8%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	325,971	18,313

Qatar—0.4%
Qatar National Bank S.A.Q. (Commercial banks)	114,559	4,660

Russia—5.6%
*CTC Media, Inc. (Media)†	101,632	1,514
Magnit—CLS (Food & staples retailing)†	237,268	16,341
Mobile TeleSystems OJSC—ADR (Wireless telecommunication services)	158,360	7,742
Novatek OAO—GDR (Oil, gas, & consumable fuels)	114,800	7,499
Vimpel-Communications OJSC—ADR (Diversified telecommunication services)	462,026	8,589
*X 5 Retail Group N.V.—GDR (Food & staples retailing)	520,150	16,488

		58,173

See accompanying Notes to Financial Statements.

24 Annual Report	December 31, 2009

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Emerging Europe, Mid-East, Africa—17.4%—(continued)
South Africa—6.0%
AngloGold Ashanti Limited (Metals & mining)	117,181	$4,747
*Aspen Pharmacare Holdings Limited (Pharmaceuticals)	590,966	5,884
Mr Price Group Limited (Specialty retail)	519,279	2,455
MTN Group, Ltd. (Wireless telecommunication services)	629,347	10,017
Naspers, Ltd. (Media)	345,387	13,978
Shoprite Holdings Limited (Food & staples retailing)	596,598	5,245
Standard Bank Group Limited (Commercial banks)	1,134,012	15,576
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	279,734	4,064

		61,966

Turkey—2.6%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	118,235	5,498
Coca Cola Icecek A.S. (Beverages)	300,966	3,009
Turkiye Garanti Bankasi A.S. (Commercial banks)	4,420,308	18,830

		27,337

United Arab Emirates—0.4%
Aldar Properties PJSC (Real estate management & development)	1,588,719	2,101
First Gulf Bank PJSC (Commercial banks)	479,819	2,095

		4,196

Total Common Stocks—91.6% (cost $696,307)		951,565

Preferred Stocks
Brazil—5.4%
All America Latina Logistica (Road & rail)	870,100	8,146
Itau Unibanco Banco Multiplo S.A. (Commercial banks)	487,254	10,828
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,740,480	36,679

		55,653

Total Preferred Stocks—5.4% (cost $39,888)		55,653

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500% 4/15/18 (Machinery)**	$1,602	990

Total Convertible Bond—0.1% (cost $838)		990

Investment in Affiliate
William Blair Ready Reserves Fund	66,214	66

Total Investment in Affiliate—0.0% (cost $66)		66

Short-Term Investment
American Express Credit Corp. Demand Note, VRN 0.081%, due 1/4/10	$2,000	2,000

Total Short-Term Investment—0.2% (cost $2,000)		2,000

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/09 due 1/4/10, repurchase price $33,460, collateralized by FNMA, 4.875%, due 12/15/16	$33,460	$33,460

Total Repurchase Agreement—3.2% (cost $33,460)		33,460

Total Investments—100.5% (cost $772,559)		1,043,734
Liabilities, plus cash and other assets—(0.5)%		(5,474)

Net assets—100.0%		$1,038,260

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.10% of the Fund’s net assets at December 31, 2009. This security was also deemed illiquid pursuant to the Fund/Advisor’s Liquidity Procedures.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	21.4%
Consumer Discretionary	16.8%
Consumer Staples	14.2%
Information Technology	13.7%
Energy	12.7%
Industrials	7.1%
Materials	5.8%
Telecommunication Services	4.9%
Health Care	3.4%

Total	100.0%

At December 31, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	20.8%
U.S. Dollar	15.8%
Brazilian Real	14.5%
New Taiwan Dollar	9.3%
South Korean Won	9.2%
Indian Rupee	8.7%
South African Rand	6.2%
Mexican Nuevo Peso	4.3%
Indonesian Rupiah	2.7%
Turkish Lira Spot	2.7%
Chilean Peso	1.2%
Malaysian Ringgit	1.0%
All Other Currencies	3.6%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 25

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund invests primarily in a diversified portfolio of equity securities including common stocks, issued by companies in emerging markets with a market capitalization of at least $3 billion at the time of the Fund’s investment.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

The Emerging Leaders Growth Fund posted an increase of 78.93% (Institutional Class) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) (the ‘Index’) gained 75.92% during the same period.

The Fund outpaced the Index during the fourth quarter and for the year. Fourth quarter results were bolstered by good stock selection in Consumer Staples, Energy, and Materials holdings, coupled with overweightings in Consumer Discretionary and Consumer Staples and an underweighting in Telecommunication Services. In addition, the Fund had strong stock selection in Asia and Emerging Markets, Europe, Mid-East and Africa (EMEA). During 2009, the Fund had strong stock selection across most sectors, which drove performance during the period. In particular, strong performance by Energy names OGX Petroleo e Gas Participacoes S.A. and Petroleo Brasileiro S.A., EMEA Financials, and overall Latin American Financials exposure boosted results. In addition, the Fund’s infrastructure-related Asian Industrials holdings performed well, as did the Fund’s mining companies. Regional positioning and stock selection were also strong. Somewhat detracting from strong absolute and relative results was the Fund’s overweighting in Consumer Staples and underweightings in Energy and Materials.

As of year end, the Fund maintained its focus on Consumer Discretionary and Consumer Staples stocks at 35.0% of the Fund, well ahead of the 8.6% Index weighting, and an increase from year end 2008, when Consumer Discretionary and Consumer Staples holdings approximated 20.1%. This increase was driven by Consumer Discretionary, which increased from 4.3% to 18.9%. Information Technology (IT) approximated the Index at 13.8% as of year end, but increased from 9.6% at year end 2008 due to a higher weighting in Asian technology companies. These increases were funded by a decrease in Healthcare from 7.3% to 0.0% and Telecommunication Services from 15.7% to 2.9%. While Financials represented 22.1% of the Fund as of year end, it was slightly underweighted versus the Index and remained a relatively stable weighting during the year. As of year end 2009, the Fund was most underweighted in Telecommunication Services, Energy and Materials and most overweighted in Consumer Discretionary and Consumer Staples. Regionally, the Fund was focused on Emerging Asia at 57.1% of the Fund at the expense of EMEA and Latin America. Exposure in Emerging Asia increased throughout the year from 42.0%, while Emerging Latin America decreased from 26.8% to 19.9%.

26 Annual Report	December 31, 2009

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	Since Inception
Emerging Leaders Growth Fund Institutional Class	78.93%	(8.34)%
MSCI Emerging Markets Large Cap (net)	75.92	(4.16)

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2009	William Blair Funds 27

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.1%
China—23.7%
Belle International Holdings Limited (Specialty retail)	2,010,000	$2,328
China Dongxiang (Group) Co., Ltd. (Textiles, apparel, & luxury goods)	1,966,000	1,517
China Life Insurance Co., Ltd. (Insurance)	523,000	2,559
China Overseas Land & Investment, Ltd. (Real estate management & development)	538,240	1,128
China Shenhua Energy Company Limited (Oil, gas, & consumable fuels)	418,500	2,032
CNOOC Limited (Oil, gas & consumable fuels)	1,486,000	2,315
* Ctrip.com International, Ltd.—ADR (Hotels, restaurants, & leisure)	15,582	1,120
Dongfeng Motor Group Company Limited (Automobiles)	852,000	1,217
Golden Eagle Retail Group Limited (Multiline retail)	437,000	886
Hengan International Group Co., Ltd. (Personal products)	313,000	2,317
Industrial and Commercial Bank of China (Commercial banks)	3,490,000	2,874
Tencent Holdings, Ltd. (Internet software & services)	189,600	4,101
Want Want China Holdings Limited (Food products)	2,476,000	1,729
Zijin Mining Group Company Limited (Metals & mining)	1,198,000	1,136

		27,259

India—12.8%
Bharat Heavy Electricals, Ltd. (Electrical equipment)	25,837	1,330
* Cairn India, Ltd. (Oil, gas & consumable fuels)	228,185	1,376
HDFC Bank, Ltd. (Commercial banks)	59,047	2,152
Housing Development Finance Corp. (Thrifts & mortgage finance)	26,209	1,500
Infosys Technologies Limited (IT services)	29,926	1,666
Jindal Steel & Power Limited (Metals & mining)	172,111	2,589
Larsen & Toubro, Ltd. (Construction & engineering)	37,029	1,333
Maruti Suzuki India Limited (Automobiles)	42,791	1,427
Nestle India Limited (Food products)	23,627	1,291

		14,664

Indonesia—4.5%
PT Astra International Tbk (Automobiles)	508,500	1,870
PT Bank Rakyat Indonesia (Commercial banks)	2,464,000	1,980
PT Telekomunikasi Indonesia Tbk (Diversified telecommunication services)	242,000	241
PT United Tractors Tbk (Machinery)	680,500	1,114

		5,205

Malaysia—1.8%
CIMB Group Holdings Berhad (Commercial banks)	546,900	2,047

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.1%—(continued)
South Korea—9.2%
* Amorepacific Corporation (Personal products)	1,747	$1,401
* Hyundai Mobis (Auto components)	11,899	1,743
* Hyundai Motor Company (Automobiles)	16,511	1,709
LG Household & Health Care, Ltd. (Household products)	6,907	1,728
* NHN Corporation (Internet software & services)	8,361	1,382
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	3,870	2,654

		10,617

Taiwan—5.1%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	523,000	2,446
Mediatek Inc. (Semiconductors & semiconductor equipment)	122,200	2,123
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	652,919	1,316

		5,885

Emerging Latin America—19.9%
Brazil—14.9%
Banco Santander (Brasil) S.A.—GDR (Commercial banks)	101,691	1,418
BM&F Bovespa S.A. (Diversified financial services)	205,090	1,443
Companhia de Bebidas das Americas-AMBEV—ADR (Beverages)	13,860	1,401
Cyrela Brazil Realty (Household durables)	102,000	1,435
Natura Cosmeticos S.A. (Personal products)	64,300	1,341
PDG Realty S.A. Empreendimentos e Participacoes (Household durables)	142,000	1,415
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	106,648	5,085
Vale S.A.—ADR (Metals & mining)	125,614	3,647

		17,185

Mexico—4.2%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	27,894	1,310
Grupo Televisa S.A.B. de C.V.—ADR (Media)	71,607	1,487
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	466,700	2,080

		4,877

Peru—0.8%
Credicorp, Ltd. (Commercial banks)†	12,503	963

Emerging Europe, Mid-East, Africa—13.6%
Israel—1.2%
Israel Chemicals Limited (Chemicals)	108,135	1,420

Russia—7.0%
Magnit-CLS (Food & staples retailing)†	19,657	1,354
Sberbank—CLS (Commercial banks)†	1,090,418	3,063

See accompanying Notes to Financial Statements.

28 Annual Report	December 31, 2009

Emerging Leaders Growth Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—13.6%—(continued)
Vimpel-Communications OJSC—ADR (Diversified telecommunication services)	90,938	$1,690
* X5 Retail Group N.V.—GDR (Food & staples retailing)	59,850	1,901

		8,008

South Africa—2.8%
Naspers, Ltd. (Media)	78,900	3,193

Turkey—2.6%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	34,854	1,621
Turkiye Garanti Bankasi A.S. (Commercial banks)	316,478	1,348

		2,969

United Kingdom—3.7%
Vedanta Resources plc (Metals & mining)	102,759	4,298

Total Common Stocks—94.3% (cost $76,081)		108,590

Preferred Stock
Brazil—2.2%
Banco Itau Holding Financeira S.A. (Commercial banks)	114,485	$2,544

Total Preferred Stock—2.2% (cost $1,114)		2,544

Exchange-Traded Fund
China—1.6%
iShares FTSE/Xinhua A50 China Tracker	987,000	1,899

Total Exchange-Traded Fund—1.6% (cost $1,901)		1,899

Investment in Affiliate
William Blair Ready Reserves Fund	440	440

Total Investment in Affiliate—0.4% (cost $440)		440

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09 due 1/4/10, repurchase price $1,235, collateralized by U.S. Treasury Bill, 0.020%, due 2/18/10	$1,235	1,235

Total Repurchase Agreement—1.1% (cost $1,235)		1,235

Total Investments—99.6% (cost $80,771)		114,708
Cash and other assets, less liabilities—0.4%		428

Net assets—100.0%		$115,136

* = Non-income producing securities

† = U.S. listed Foreign Security

ADR = American Depository Receipt

GDR = Global Depository Receipt

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2009, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	22.1%
Consumer Discretionary	18.9%
Consumer Staples	16.1%
Information Technology	13.9%
Materials	11.6%
Energy	9.5%
Industrials	3.3%
Telecommunication Services	2.9%
Exchange-Traded Fund	1.7%

Total	100.0%

At December 31, 2009, the Fund’s Portfolio of Investments includes the following currency categories:

Hong Kong Dollar	24.8%
U.S. Dollar	21.6%
Indian Rupee	13.0%
South Korean Won	9.4%
Brazilian Real	7.2%
New Taiwan Dollar	5.2%
Indonesian Rupiah	4.6%
British Pound Sterling	3.8%
South African Rand	2.8%
Mexican Nuevo Peso	1.9%
Malaysian Ringgit	1.8%
Turkish Lira	1.4%
Israeli Shekel	1.3%
New Turkish Lira	1.2%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 29

Fixed-Income Market Overview

2009 Summary

In less than one year the fixed income markets have experienced returns of a magnitude not seen in the last 10 years, including two of the best and worst quarters during that time.

During the first quarter the Federal Reserve Board applied an additional and non-traditional monetary policy of purchasing securities to try to lower mortgage rates. The Fed’s move followed a very similar one by U.K monetary authorities, and marked the third time since the second world war that the Fed has pursued this type of quantitative easing policy.

The Fed was indeed successful in bringing rates on 30-year fixed rate mortgages down, starting a mini-refinancing wave that continued into the second quarter.

To restart consumer lending, the Federal Reserve implemented TALF, the Term Asset-Backed Securities Loan Facility, a program introduced in November of 2008. TALF supports the issuance of asset-backed securities (ABS) collateralized by student loans, auto loans, credit card loans, and loans guaranteed by the Small Business Administration (SBA). Following moderate success late in the first quarter with the issuance of auto loans that were securitized, this program gained important momentum in the second quarter.

In late March, U.S. Treasury Secretary Geithner unveiled the Public-Private Investment Program (P-PIP) to buy toxic assets from banks’ balance sheets, and the program was met with guarded optimism in the marketplace.

Lastly, the “stress test” results released by the Obama administration for many of the largest financial institutions were also acceptable, allowing these firms to raise equity capital, even at its dilutive cost.

The fixed-income markets had moved from a period of extreme risk aversion during the fourth quarter of last year to one where investors sought to add risk.

Corporate Bonds were clearly the beneficiaries of the favorable move in equity prices that started during the middle of March. The strength in investment grade bond prices helped provide a sense of stability and normalization to the credit markets, and ultimately to investment grade risk premiums or spreads. As this normalcy returned to the investment grade bond market, investors recognized value in quality liquid, fixed-income securities.

Excess returns were positive across the “spread” sectors during the second quarter, but were led by the returns in the Corporate Bond sector, which experienced its best quarter in more than 20 years.

The first half of the year was characterized by valuations we would describe as exceptionally cheap and attractive for fixed-income investors. As a result, quite a bit of cash came into the fixed-income market.

September marked the one-year anniversary of a whole series of major events involving financial institutions, including the U.S Treasury’s takeover of government-sponsored enterprises (GSEs) Fannie Mae and Freddie Mac, the failure of Lehman Brothers, the government bailout of AIG and Bank of America’s agreement to acquire Merrill Lynch.

The psychological hold that these events had on the on the risk-taking mentality of the fixed-income markets represented a major hurdle for fixed-income investors. As confidence in the markets returned, so did investors’ appetite for risk.

30 Annual Report	December 31, 2009

It was also an important quarter from the standpoint that investors realized that in an economy with significant slack in resource utilization and employment, inflation is not an imminent prospect. As the perceived threat of inflation subsided, rates on 10-year Treasury securities fell.

Finally, flows into bond mutual funds were quite robust, as investors were attracted to yields that were higher than other short-term fixed-income investments.

The primary factor influencing the fixed income markets during the fourth quarter was the U.S. employment situation. Job losses began to moderate significantly during the fourth quarter, which was viewed favorably and a positive sign for the domestic economy.

Consequently, growth estimates for the nation’s Gross Domestic Product (GDP) for the first half of 2010 steadily increased from 3% to as high as 4.5%.

However, the employment picture and expectations for strengthening GDP growth led to upward pressure on interest rates, and most specifically U.S. Treasury securities, as the year drew to a close.

In particular, the last month of the year was very tough on bond investors as they faced the headwinds of a rising short- and long-term interest rate environment.

Outlook

In spite of the rising GDP forecasts, many economic statistics indicate a subpar recovery is underway, which reflects the fact that lingering credit issues still remain. The credit markets are healing, but some dislocations continue to exist.

The fixed income markets are in unprecedented times of low Federal Reserve policy rates—specifically the Federal Funds rate—and the Fed controls the short end of the interest rate yield curve.

The fixed income markets are trying to balance the extreme credit dislocation of the past year with massive government intervention. We believe the next phase of this recovery process will be less government involvement and more private sector economic activity and growth.

The Federal Reserve continued to espouse their policy of low short-term rates for an extended period of time. The Fed, however, did appear to float a number of “trial balloons” to the marketplace indicating that at some point the numerous and non-traditional government programs in place to provide support and stimulus to the economy would be phased out or withdrawn.

There were several relatively minor events during the fourth quarter that were worth noting, including Dubai’s credit problems, rescheduling of debt and subsequent bailout by other Gulf neighbors, and the downgrade of the sovereign debt of a number of other countries, including Portugal, Italy, Greece and Spain. The theme connecting all of these events were the relatively short but violent credit cycles that bond investors have experienced for the last two years.

This all sets up for a very interesting 2010.

We are encouraged that the fixed-income markets have been able to absorb major potential policy changes in the health care and financial services industries with relatively minor changes in risk premiums.

We don’t anticipate any major changes in Federal Reserve policy or interest rates until late 2010.

December 31, 2009	William Blair Funds 31

Christopher T. Vincent

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 30 for the Fixed Income Market Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Bond Fund posted a 11.47% increase on a total return basis (Institutional Shares) for the 12 months ended December 31, 2009. By comparison, the Fund’s benchmark, the Barclays Capital Aggregate Bond Index, gained 5.93%, while the Fund’s peer group, the Morningstar Intermediate-Term Bond Category, gained 13.97%.

During 2009, the Fund benefitted from its overweight position in investment grade Corporate Bonds and seasoned Mortgage-backed securities, and a corresponding underweight position in U.S. Treasury securities.

Corporate Bonds in particular had an exceptional year. During the April-June period, the Corporate Bond sector experienced its best quarter in more than 20 years.

Offsetting the Fund’s strong performance was the Fund’s lack of exposure to lower quality, high-yield securities, as many of these issues rebounded as the year progressed. In addition, the Fund’s longer duration hurt performance somewhat as interest rates continued to rise in early June.

The third quarter was a very positive one for the Fund, with a great deal of the Fund’s total return generated by a combination of lower interest rates and a rally in the major “spread” sectors—Agency Mortgage-backed securities and Corporate Bonds.

Flows into bond mutual funds were also quite robust, as investors were attracted to yields that were higher than other short-term fixed-income investments.

Risk premiums continued to contract during the fourth quarter, which tended to insulate the portfolio against upward pressure from rising interest rates.

We were significant buyers of investment grade Corporate Bonds, primarily in the new issue market during the first half of the year, and in the secondary market as well, taking advantage of the favorable market fundamentals.

We feel that Corporate Bonds are moderately attractive, and intend to maintain an overweight position in that sector. We believe that we are still in an environment where Corporate Bonds will perform favorably, based on the prospects for the economy stabilizing and eventually recovering.

We anticipate seeing a continuation of a trend that has been in place for several years of foreign-domiciled commercial enterprises being attracted to access our capital markets for funding.

One example of such a company is Macquarie Group Ltd., an Australian-based diversified financial services company. Macquarie is a recent purchase and addition to the Fund’s portfolio of investments.

32 Annual Report	December 31, 2009

Another company, also a recent portfolio addition, is Motiva, a joint venture for oil refining between Shell Oil Company and Saudi Arabia’s Aramco.

We expect this trend of foreign companies issuing dollar-denominated securities to continue, and we believe it is both an interesting and encouraging example that global commerce has not regressed—nor been negatively impacted—by protectionist sentiment.

At year end, the Bond Fund’s average maturity stood at 6.4 years, while its duration was 4.5 years.

December 31, 2009	William Blair Funds 33

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

	1 Year	Since Inception
Bond Fund Institutional Class	11.47%	6.28%
Barclays Capital U.S. Aggregate Bond Index	5.93	6.00

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

34 Annual Report	December 31, 2009

Bond Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—47.2%
U.S. Treasury Inflation Indexed Notes/Bonds—1.8%
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/13	$588	$620
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	1,072	1,158
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	657	846

Total U.S. Treasury Inflation Indexed Notes/Bonds		2,624

U.S. Treasury—2.0%
U.S. Treasury Note, 4.750%, due 5/15/14	595	655
U.S. Treasury Note, 4.750%, due 8/15/17	1,300	1,410
U.S. Treasury Note, 3.125%, due 5/15/19	1,000	947

Total U.S. Treasury Obligations		3,012

Government National Mortgage Association (GNMA)—0.5%
GNR 2006-67 GB, 4.279%, due 9/16/34, VRN	750	782

Total GNMA Mortgage Obligations		782

Federal Home Loan Mortgage Corp. (FHLMC)—7.2%
#G90024, 7.000%, due 1/20/13	68	71
#G30093, 7.000%, due 12/1/17	45	50
#G30255, 7.000%, due 7/1/21	100	111
#G12792, 4.500%, due 12/1/21	654	679
#D95897, 5.500%, due 3/1/23	327	347
#G30372, 5.000%, due 9/1/27	784	811
#G10728, 7.500%, due 7/1/32	356	400
#C01385, 6.500%, due 8/1/32	503	544
#A62179, 6.000%, due 6/1/37	1,174	1,266
#A63539, 6.000%, due 7/1/37	1,598	1,723
#G03170, 6.500%, due 8/1/37	1,339	1,440
#A66843, 6.500%, due 10/1/37	1,308	1,412
#A78138, 5.500%, due 6/1/38	1,672	1,774

Total FHLMC Mortgage Obligations		10,628

Federal National Mortgage Association (FNMA)—35.7%
#535559, 7.500%, due 9/1/12	218	223
#598453, 7.000%, due 6/1/15	2	2
#689612, 5.000%, due 5/1/18	557	588
#695910, 5.000%, due 5/1/18	952	1,007
#747903, 4.500%, due 6/1/19	506	526
#745735, 5.000%, due 3/1/21	769	808
#253847, 6.000%, due 5/1/21	338	364
#900725, 6.000%, due 8/1/21	270	291
#255956, 5.500%, due 10/1/25	2,608	2,757
#545437, 7.000%, due 2/1/32	260	289
#545759, 6.500%, due 7/1/32	2,850	3,079
#254548, 5.500%, due 12/1/32	1,236	1,301
#735415, 6.500%, due 12/1/32	1,432	1,547
#684601, 6.000%, due 3/1/33	2,434	2,639
#555522, 5.000%, due 6/1/33	640	659

	NRSRO Rating (unaudited)		Principal Amount	Value

Federal National Mortgage Association (FNMA)—(continued)
#190337, 5.000%, due 7/1/33			$772	$795
#190340, 5.000%, due 9/1/33			2,445	2,519
#254868, 5.000%, due 9/1/33			1,184	1,220
#555783, 4.500%, due 10/1/33			2,230	2,244
#555800, 5.500%, due 10/1/33			550	578
#555880, 5.500%, due 11/1/33			641	674
#725027, 5.000%, due 11/1/33			955	984
#756153, 5.500%, due 11/1/33			1,482	1,558
#725231, 5.000%, due 2/1/34			986	1,016
#725205, 5.000%, due 3/1/34			1,890	1,948
#725220, 5.000%, due 3/1/34			916	944
#725232, 5.000%, due 3/1/34			2,736	2,819
#725238, 5.000%, due 3/1/34			1,670	1,721
#725424, 5.500%, due 4/1/34			690	726
#725611, 5.500%, due 6/1/34			606	637
#786546, 6.000%, due 7/1/34			1,179	1,270
#190353, 5.000%, due 8/1/34			502	517
#745092, 6.500%, due 7/1/35			810	875
#357944, 6.000%, due 9/1/35			148	159
#829306, 6.000%, due 9/1/35			378	403
#843487, 6.000%, due 10/1/35			343	365
#848782, 6.500%, due 1/1/36			1,136	1,224
#849191, 6.000%, due 1/1/36			129	138
#745349, 6.500%, due 2/1/36			1,599	1,716
#831540, 6.000%, due 6/1/36			278	295
#893318, 6.500%, due 8/1/36			334	359
#256859, 5.500%, due 8/1/37			1,603	1,676
#928561, 6.000%, due 8/1/37			992	1,068
#948689, 6.000%, due 8/1/37			1,817	1,930
#888967, 6.000%, due 12/1/37			1,823	1,947
#934006, 6.500%, due 9/1/38			1,985	2,153

Total FNMA Mortgage Obligations				52,558

Non-Agency Mortgage-Backed Obligations—0.9%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	CCC		271	231
LSSCO, 2004-2, Tranche M2, 3.477%, due 2/28/33, VRN*	CC		166	44
FHASI, 2004-AR4, Tranche 3A1, 4.628%, due 8/25/34, VRN	Aaa		571	528
Chase Mortgage Finance Corporation, 2006-A1, Tranche 2A3, 6.000%, due 9/25/36	B3		700	480

Total Non-Agency Mortgage-Backed Obligations				1,283

Consumer Asset-Backed Securities—2.2%
AESOP Funding II, LLC, 2009-2A, A, 5.680%, due 2/20/13	Aaa		1,100	1,136
Hertz Vehicle Financing, 2009-2A, A1, 4.260%, due 3/15/14	Aaa		850	847
First Plus 1997-4 M1, 7.640%, due 9/11/23*	AA	†	199	184
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A		133	93

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 35

Bond Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
CWL, 2003-5, Tranche MF2, 5.959%, due 11/25/33	Aa3	$200	$108
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5, 6.455%, due 7/25/34	A	463	127
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA+	72	70
Mid-State Trust 2004-1, Tranche A, 6.005%, due 8/15/37	Aaa	672	632

Total Consumer Asset-Backed Securities			3,197

Corporate Obligations—47.8%
General Dynamics, 1.800%, due 7/15/11	A	500	506
Morgan Stanley Dean Witter & Co., 6.600%, due 4/1/12	A	545	593
Simon Property Group, Inc., 6.350%, due 8/28/12	A-	1,000	1,067
Cox Communications, Inc., 7.125%, due 10/1/12	BBB	700	778
Wells Fargo & Company, 4.375%, due 1/31/13	AA-	350	364
The Kroger Co., 5.500%, due 2/1/13	BBB	430	459
Weatherford International Ltd., 5.150%, due 3/15/13	BBB+	650	681
John Deere Capital Corporation, 4.500%, due 4/3/13	A	700	735
Citigroup, 5.500%, due 4/11/13	A+	1,500	1,555
General Electric Capital Corporation, 4.800%, due 5/1/13	AA+	600	627
CME Group, Inc., 5.750%, due 2/15/14	AA	700	766
PACCAR, Inc., 6.875%, due 2/15/14	AA-	800	902
PepsiAmericas, Inc., 4.375%, due 2/15/14	A+	300	312
American Movil S.A.B. de C.V., 5.500%, due 3/1/14	A3	700	743
Coca-Cola Enterprises, Inc., 7.375%, due 3/3/14	A	1,000	1,160
Smith International, Inc., 8.625%, due 3/15/14	BBB+	970	1,122
General Electric Capital Corporation, 5.900%, due 5/13/14	AA+	225	243
Bank of America, 7.375%, due 5/15/14	A+	700	794
American Express Company, 7.250%, due 5/20/14	A+	500	564
Capital One Financial Corporation, 7.375%, due 5/23/14	A-	1,235	1,398
State Street Corporation, 4.300%, due 5/30/14	A+	350	362
Hewlett-Packard Company, 4.750%, due 6/2/14	A+	800	854

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
St. Jude Medical, Inc., 3.750%, due 7/15/14	A	$1,000	$1,011
Petrohawk Energy Corporation, 10.500%, due 8/1/14	B	1,000	1,093
Macquarie Group, 7.300%, due 8/1/14	A2	1,000	1,080
D.R. Horton, Inc. 5.625%, due 9/15/14	BB	1,000	968
SBC Communications Inc., 5.100%, due 9/15/14	A	1,250	1,345
Goldman Sachs Group, Inc., 5.000%, due 10/1/14	A1	545	575
CODELCO, Inc.—144A,* 4.750%, due 10/15/14	A1	400	428
Boeing Capital Corporation, 3.250%, due 10/27/14	A+	1,400	1,390
Crown Castle International Corp., 9.000%, due 1/15/15	B+	1,000	1,065
DuPont (E.I.) de Nemours and Company, 3.250%, due 1/15/15	A	500	495
Georgia-Pacific, LLC, 7.000%, due 1/15/15	BB+	1,000	1,013
Yum! Brands, Inc., 4.250%, due 9/15/15	BBB-	350	351
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	750	799
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-	700	752
Owens-Brockway, 7.375%, due 5/15/16	BB+	750	774
MetLife, Inc., 6.750%, due 6/1/16	A	1,000	1,120
SABMiller plc, 6.500%, due 7/1/16	BBB+	700	768
Petrobras International Finance Company, 6.125%, due 10/6/16	Baa1	400	429
DuPont (E.I.) de Nemours and Company, 5.250%, due 12/15/16	A	500	528
Comcast Corporation, 6.500%, due 1/15/17	BBB+	350	387
Corrections Corporation of America, 7.750%, due 6/1/17	BB	575	592
ERP Operating Limited Partnership, 5.750%, due 6/15/17	A-	1,100	1,100
J.P. Morgan Chase & Co., 6.125%, due 6/27/17	A1	600	634
BB&T Corporation, 4.900%, due 6/30/17	A2	665	647
American Express, Company, 6.150%, due 8/28/17	A+	1,000	1,045
IBM Corporation, 5.700%, due 9/14/17	A+	1,250	1,367
Exelon Generation Company, LLC., 6.200%, due 10/1/17	A3	1,100	1,179
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	950	1,079
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	800	844

See accompanying Notes to Financial Statements.

36 Annual Report	December 31, 2009

Bond Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Wells Fargo & Company, 5.625%, due 12/11/17	AA-	$1,000	$1,040
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	350	387
The Goldman Sachs Group, Inc., 6.150%, due 4/1/18	A1	950	1,017
Morgan Stanley, 6.625%, due 4/1/18	A	950	1,027
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	350	359
Philip Morris International, Inc., 5.650%, due 5/16/18	A+	1,000	1,052
Time Warner Cable, 6.750%, due 7/1/18	BBB	1,000	1,099
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A+	1,075	1,152
Anheuser-Busch InBev, 7.750%, due 1/15/19	BBB+	700	820
FedEx Corporation, 8.000%, due 1/15/19	BBB	750	903
CSX Corporation, 7.375%, due 2/1/19	BBB-	800	914
Honeywell International, Inc., 5.000%, due 2/15/19	A	925	958
Pfizer, Inc., 6.200%, due 3/15/19	AA	1,250	1,390
Abbott Laboratories, 5.125%, due 4/1/19	AA	900	941
BHP Billiton Finance (USA) Limited, 6.500%, due 4/1/19	A+	1,300	1,491
Owens Corning, 9.000%, due 6/15/19	BBB-	950	1,059
Jeffries Group, Inc., 8.500%, due 7/15/19	BBB	1,300	1,421
Discovery Communications, LLC, 5.625%, due 8/15/19	Baa2	500	516
Roper Industries, Inc., 6.250%, due 9/1/19	BBB-	1,225	1,275
Halliburton Company, 6.150%, due 9/15/19	A	1,250	1,396
Boston Properties Limited Partnership, 5.875%, due 10/15/19	A-	1,500	1,505
Iron Mountain Incorporated, 8.000%, due 6/15/20	B+	1,000	1,015

VRN = Variable Rate Notes

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

* Deemed illiquid pursuant to the Fund/Advisor’s Liquidity Procedures. These holdings represent 0.71% of the net assets of the Fund at December 31, 2009.

† As of January 26th, 2010, Fitch has lowered the rating on this security to C.

	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
Ras Laffan Lng II, 5.298%, due 9/30/20*	Aa2	$400	$403
Southwest Airlines Co., 6.150%, due 8/1/22	A	701	702
The Kroger Co., 8.000%, due 9/15/29	BBB	325	391
Conoco Funding Company, 7.250%, due 10/15/31	A1	400	463
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	400	405
Pacific Gas and Electric Company, 6.050%, due 3/1/34	A	750	783
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A1	500	504
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	670
J.P. Morgan Chase & Co., 6.400%, due 5/15/38	Aa3	350	385
Cox Communications, Inc., 6.950%, due 6/1/38	BBB	350	371
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	775
ConocoPhillips Company, 6.500%, due 2/1/39	A1	400	444

Total Corporate Obligations			70,476

Total Long-term Investments—98.1% (cost $138,047)			144,560

Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09, due 1/4/10, repurchase price $3,443, collateralized by U.S. Treasury Bill, 0.020%, due 2/18/10	AAA	3,443	3,443

Total Repurchase Agreement—2.3% (cost $3,443)			3,443

Total Investments—100.4% (cost $141,490)			148,003

Liabilities, plus cash and other assets—(0.4)%			(659)

Net Assets—100.0%			$147,344

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 37

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to outperform the Merrill Lynch 1-Year U.S. Treasury Note Index by investing in a diversified portfolio of investment grade low duration debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 30 for the Fixed Income Market Overview.

The William Blair Low Duration Fund seeks to maximize total return by investing in a diversified portfolio of investment grade low duration debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Low Duration Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

We are enthusiastic about the opportunities available to us as the managers of the Low Duration Fund. The Fund seeks to outperform the total return of the Merrill Lynch 1-Year U.S. Treasury Bill Index (the Fund’s Benchmark) through an actively managed diversified portfolio of securities.

In managing the Fund we will emphasize individual security selection, as well as shifts in the Fund’s portfolio among market sectors. In addition, we will also actively manage the Fund’s average duration relative to the Benchmark. Other important investment criteria are as follows:

•	The Fund will invest in U.S.-dollar-denominated securities.

•

The broad sectors represented in the portfolio will include government securities, corporate debt securities issued by domestic and foreign companies, mortgage-backed securities and asset-backed securities.

•

The Fund will invest primarily in investment grade securities rated in the highest three categories at time of purchase by at least one of the following three nationally recognized statistical rating organizations: Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Low Duration Fund commenced operations on December 1, 2009. Through the period ended December 31, 2009, the Fund posted a slight decrease of (0.58)% (Institutional Shares). By comparison, the Merrill Lynch 1-Year U.S. Treasury Note Index, decreased (0.15)%, for this same time period.

What were the most significant factors impacting Fund performance during the last month of 2009? What factors were behind the Fund’s performance versus the benchmark?

The primary factor influencing the fixed income markets during the fourth quarter was the U.S. employment situation. Job losses began to moderate significantly during the fourth quarter, which was viewed favorably and a positive sign for the domestic economy.

Consequently, growth estimates for the nation’s Gross Domestic Product (GDP) for the first half of 2010 steadily increased from 3% to as high as 4.5%.

38 Annual Report	December 31, 2009

However, the employment picture and expectations for strengthening GDP growth led to upward pressure on interest rates, and most specifically U.S. Treasury securities, as the year drew to a close.

In particular, the last month of the year was very tough on bond investors as they faced the headwinds of rising short- and long-term interest rates. The roughly 0.50% increase in the 2-Year U.S. Treasury Note in 30 days provides an example of the challenging environment the new Fund faced.

The Fund invested capital as the Fund’s asset flows grew steadily from its inception.

It is worth noting that the Low Duration Fund paid its first dividend of $0.00989 per share (Class N Shares) on December 30, 2009, to shareholders of record on December 28, 2009.

How is the Fund’s portfolio currently structured?

The majority of the Fund’s portfolio is invested in seasoned U.S. Government-guaranteed short duration Mortgage-backed Fannie Mae and Fredie Mac securities. This is the Fund’s major sector emphasis. We favor such securities because they pay monthly principal and interest, which we then are able to reinvest. The benefits of this strategy are evident in a rising rate environment such as the one we experienced during the month of December.

The Fund kept its exposure to cash and cash equivalents extremely low, given the very low rates currently available from money market instruments.

December 31, 2009	William Blair Funds 39

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2009

Since Inception
Low Duration Fund Institutional Class	(0.58)%
Merrill Lynch 1-Year U.S. Treasury Note Index	(0.15)

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2009. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

40 Annual Report	December 31, 2009

Low Duration Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—50.7%
Federal Home Loan Mortgage Corp. (FHLMC)—20.9%
#M80822, 3.500%, due 3/1/10		$4,002	$4,066
#M80856, 4.500%, due 10/1/10		149	152
#M80898, 4.500%, due 2/1/11		245	256
#G11320, 6.000%, due 4/1/14		950	1,015
#G11211, 6.000%, due 7/1/16		533	570
#G11187, 5.500%, due 9/1/16		658	699
#G11337, 5.500%, due 11/1/17		2,446	2,604
#E96536, 5.000%, due 3/1/18		751	792
#E95355, 5.000%, due 4/1/18		806	849
#E01377, 4.500%, due 5/1/18		810	843
#G11618, 4.500%, due 5/1/18		3,855	4,020
#E01488, 5.000%, due 10/1/18		822	867
#E99895, 5.000%, due 10/1/18		1,681	1,772
#G11506, 5.500%, due 12/1/18		638	679
#G11567, 5.500%, due 12/1/18		697	742

Total FHLMC Mortgage Obligations			19,926

Federal National Mortgage Association (FNMA)—29.8%
#255325, 4.500%, due 7/1/11		847	881
#735647, 5.000%, due 12/1/17		3,395	3,578
#681310, 4.500%, due 2/1/18		769	801
#675717, 5.000%, due 3/1/18		822	866
#257188, 4.500%, due 4/1/18		990	1,029
#656564, 5.000%, due 4/1/18		3,652	3,847
#656573, 5.000%, due 6/1/18		468	493
#709848, 5.000%, due 6/1/18		459	483
#722106, 4.500%, due 7/1/18		3,568	3,719
#711991, 5.000%, due 8/1/18		442	466
#743183, 5.000%, due 10/1/18		169	178
#749596, 5.000%, due 11/1/18		572	603
#770853, 4.500%, due 4/1/19		1,816	1,889
#725445, 4.500%, due 5/1/19		1,032	1,073
#995234, 5.000%, due 7/1/19		3,849	4,057
#MA0124, 4.000%, due 7/1/19		1,879	1,922
#785259, 5.000%, due 8/1/19		702	739
#745240, 4.500%, due 12/1/19		966	1,006
#735401, 5.500%, due 3/1/20		635	676

Total FNMA Mortgage Obligations			28,306

Consumer Asset-Backed Securities—12.0%
Nissan Receivables Owner Trust, 2009-1, A2, 3.920%, due 4/15/11	AAA	428	431
Volkswagen Auto Lease Trust, 2009-A, A2, 2.870%, due 7/15/11	AAA	146	148
Honda Auto Receivables Owner Trust, 2009-2, A2, 2.220%, due 8/15/11	AAA	140	141
Nissan Auto Lease Trust, 2009-A, A3, 2.920%, due 12/15/11	AAA	610	621
Ford Credit Auto Owner Trust, 2009-D, A2, 1.210%, due 1/15/12	AAA	500	501
Volkswagen Auto Lease Trust, 2009-A, A3, 3.410%, due 4/16/12	AAA	1,000	1,025
Harley-Davidson Motorcycle Trust, 2009-1, A2, 2.520%, due 5/15/12	AAA	100	101
BA Credit Card Trust, 2008-A9, A9, 4.070%, due 7/16/12	AAA	200	201

	NRSRO Rating (unaudited)	Principal Amount	Value

Consumer Asset-Backed Securities—(continued)
Chase Issuance Trust, 2009-A6, A6, 1.083%, due 7/16/12, VRN	AAA	$1,300	$1,305
CNH Equipment Trust, 2009-C, A2, 0.950%, due 8/15/12	AAA	1,000	999
Citibank Credit Card Issuance Trust, 2005-A7, 4.750%, due 10/22/12	AAA	200	206
CarMax Auto Owner Trust, 2009-1, A3, 4.120%, due 3/15/13	AAA	421	436
Ford Credit Auto Owner Trust, 2009-A, A3A, 3.960%, due 5/15/13	AAA	600	619
Ford Credit Auto Owner Trust, 2009-D, A3, 2.170%, due 10/15/13	AAA	1,160	1,171
John Deere Owner Trust, 2009-A, A3, 2.590%, due 10/15/13	AAA	1,000	1,016
John Deere Owner Trust, 2009-B, A3, 1.570%, due 10/15/13	AAA	450	450
Harley-Davidson Motorcycle Trust, 2009-1, A3, 3.190%, due 11/15/13	AAA	1,007	1,029
American Express Credit Account Master Trust, 2007-5, A, 0.263%, due 12/15/14, VRN	AAA	1,000	987

Total Consumer Asset-Backed Securities			11,387

Corporate Obligations—14.1%
Procter & Gamble International Funding SCA, 1.350%, due 8/26/11	AA-	1,000	1,005
Shell International Finance B.V., 1.300%, due 9/22/11	AA+	1,000	1,002
Morgan Stanley, 3.250%, due 12/1/11	AAA	1,000	1,037
BP Capital Markets plc, 3.125%, due 3/10/12	AA+	1,000	1,030
The Goldman Sachs Group, Inc., 3.250%, due 6/15/12	AAA	1,000	1,039
General Electric Capital Corporation, 3.500%, due 8/13/12	AA+	1,000	1,021
Bank of America Corporation, 5.375%, due 9/11/12	A+	1,000	1,061
ConocoPhillips, 4.750%, due 10/15/12	A	1,000	1,072
Citigroup, Inc., 5.300%, due 10/17/12	A+	1,000	1,042
Wells Fargo & Company, 5.250%, due 10/23/12	AA-	1,000	1,068
Morgan Stanley, 5.250%, due 11/2/12	A	1,000	1,064
Caterpillar Financial Services, 1.900%, due 12/17/12	A	1,000	996
PACCAR Financial Corporation, 1.950%, due 12/17/12	AA-	1,000	990

Total Corporate Obligations			13,427

Total-Long Term Investments—76.8% (cost $73,614)			73,046

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 41

Low Duration Fund

Portfolio of Investments, December 31, 2009 (all dollar amounts in thousands)

	NRSRO Rating (unaudited)	Principal Amount	Value
Repurchase Agreement
State Street Bank and Trust Company, 0.000% dated 12/31/09, due 1/4/10, repurchase price $6,139, collateralized by U.S. Treasury Bill, 0.020%, due 2/18/10	AAA	$6,139	$6,139

Total Repurchase Agreement—6.4% (cost $6,139)			6,139

Total Investments—83.2% (cost $79,753)			79,185
Cash and other assets, less liabilities—16.8%			15,949

Net assets—100.0%			$95,134

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

See accompanying Notes to Financial Statements.

42 Annual Report	December 31, 2009

Statements of Assets and Liabilities

December 31, 2009 (dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$1,113,868	$280,467	$312,240
Investments in Affiliated Fund, at cost	4,535	953	489

Investments in securities, at value	$1,385,369	$364,321	$385,253
Investments in Affiliated Fund, at net asset value	4,535	953	489
Foreign currency, at value (cost $1,823, $3,294, $2,754)	1,836	3,330	2,777
Receivable for securities sold	2,096	631	2,473
Receivable for fund shares sold	500	—	762
Dividends and interest receivable	1,480	473	570
Unrealized appreciation on forward foreign currency contracts	4,511	—	—

Total assets	1,400,327	369,708	392,324
Liabilities
Payable for investment securities purchased	23,008	3,270	853
Payable for fund shares redeemed	215	800	173
Management fee payable	1,096	308	321
Distribution and shareholder administration fee payable	—	—	31
Foreign tax liability	49	12	16
Other accrued expenses	111	47	79

Total liabilities	24,479	4,437	1,473

Net Assets	$1,375,848	$365,271	$390,851

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$113	$37	$37
Capital paid in excess of par value	1,585,180	485,686	491,576
Accumulated net investment income (loss)	(4,182)	1	(191)
Accumulated net realized gain (loss)	(481,246)	(204,352)	(173,603)
Net unrealized appreciation (depreciation) of investments and foreign currencies	275,983	83,899	73,032

Net Assets	$1,375,848	$365,271	$390,851

Net Assets	$1,375,848	$365,271
Shares Outstanding	112,767,271	37,103,604
Net Asset Value Per Share	$12.20	$9.84

Institutional Share Class
Net Assets			$165,436
Shares Outstanding			15,705,800
Net Asset Value Per Share			$10.53

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 43

Statements of Operations

for the Year Ended December 31, 2009 (all amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Investment income
Dividends	$23,561	$7,664	$5,218
Less foreign tax withheld	(1,470)	(616)	(281)
Dividend income from Affiliated Fund	8	1	2
Interest	41	11	13

Total income	22,140	7,060	4,952
Expenses
Investment advisory fees	10,872	3,305	3,237
Distribution fees	—	—	30
Shareholder services fees	—	—	208
Custodian fees	341	136	147
Transfer agent fees	29	11	120
Professional fees	77	47	35
Registration fees	51	31	64
Shareholder reporting fees	19	4	47
Trustee fees	43	14	12
Other expenses	4	65	71

Total expenses before waiver	11,436	3,613	3,971
Expenses reimbursed to (waived or absorbed by) the Advisor	—	—	(20)

Net expenses	11,436	3,613	3,951

Net investment income (loss)	10,704	3,447	1,001
Net realized gain (loss) on transactions from:
Investments	(116,044)	(66,056)	(29,463)
Foreign currency transactions	(1,703)	(450)	(845)

Total net realized gain (loss)	(117,747)	(66,506)	(30,308)

Change in net unrealized appreciation (depreciation) of:
Investments	515,065	151,093	174,223
Foreign currency translations	4,742	113	31

Change in net unrealized appreciation (depreciation)	519,807	151,206	174,254

Net increase (decrease) in net assets resulting from operations	$412,764	$88,147	$144,947

See accompanying Notes to Financial Statements.

44 Annual Report	December 31, 2009

Statements of Changes in Net Assets

for the Years Ended December 31, 2009 and 2008 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund
	2009	2008	2009	2008	2009	2008
Operations
Net investment income (loss)	$10,704	$27,956	$3,447	$6,512	$1,001	$772
Net realized gain (loss) on investments and foreign currency transactions	(117,747)	(351,750)	(66,506)	(137,158)	(30,308)	(143,651)
Change in net unrealized appreciation (depreciation) of investments and foreign currency translations	519,807	(788,174)	151,206	(204,958)	174,254	(138,270)

Net increase (decrease) in net assets resulting from operations	412,764	(1,111,968)	88,147	(335,604)	144,947	(281,149)
Distributions to shareholders from
Net investment income	(18,261)	—	(2,719)	—	(778)	—
Net realized gain	—	(59,710)	—	(6,489)	—	(4,881)

	(18,261)	(59,710)	(2,719)	(6,489)	(778)	(4,881)
Capital stock transactions
Net proceeds from sale of shares	165,765	133,829	20,848	126,297	139,125	259,319
Shares issued in reinvestment of income dividends and capital gain distributions	16,959	59,025	2,587	6,176	676	4,719
Less cost of shares redeemed	(199,645)	(168,222)	(104,043)	(48,108)	(185,107)	(87,479)

Net increase (decrease) in net assets resulting from capital share transactions	(16,921)	24,632	(80,608)	84,365	(45,306)	176,559

Increase (decrease) in net assets	377,582	(1,147,046)	4,820	(257,728)	98,863	(109,471)
Net assets
Beginning of year	$998,266	$2,145,312	$360,451	$618,179	$291,988	$401,459

End of year	$1,375,848	$998,266	$365,271	$360,451	$390,851	$291,988

Undistributed net investment income (loss) at the end of the year	$(4,182)	$2,184	$1	$(277)	$(191)	$(120)

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 45

Statements of Assets and Liabilities

December 31, 2009 (dollar amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Fund	Bond Fund	Low Duration Fund
Assets
Investments in securities, at cost	$772,493	$80,331	$141,490	$79,753
Investments in Affiliated Fund, at cost	66	440	—	—

Investments in securities, at value	$1,043,668	$114,268	$148,003	$79,185
Investments in Affiliated Fund, at net asset value	66	440	—	—
Foreign currency, at value (cost $4,432, $6, $-, $-)	4,480	6	—	—
Prepaid expense	—	—	—	47
Receivable for securities sold	4,896	—	—	—
Receivable for fund shares sold	490	763	3,498	16,105
Dividends and interest receivable	389	85	1,500	288

Total assets	1,053,989	115,562	153,001	95,625
Liabilities
Payable for investment securities purchased	1,956	245	5,586	—
Payable for fund shares redeemed	12,556	—	10	460
Management fee payable	1,014	127	2	3
Distribution and shareholder administration fee payable	32	1	17	9
Foreign tax liability	41	9	—	—
Other accrued expenses	130	44	42	19

Total liabilities	15,729	426	5,657	491

Net Assets	$1,038,260	$115,136	$147,344	$95,134

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$80	$14	$14	$10
Capital paid in excess of par value	1,003,100	114,019	141,782	95,693
Accumulated net investment income (loss)	(7,584)	(297)	—	—
Accumulated net realized gain (loss)	(228,574)	(32,537)	(965)	(1)
Net unrealized appreciation (depreciation) of investments and foreign currencies	271,238	33,937	6,513	(568)

Net Assets	$1,038,260	$115,136	$147,344	$95,134

Institutional Share Class
Net Assets	$830,660	$106,313	$16,226	$13,500
Shares Outstanding	63,772,581	12,607,600	1,575,857	1,359,518
Net Asset Value Per Share	$13.03	$8.43	$10.30	$9.93

See accompanying Notes to Financial Statements.

46 Annual Report	December 31, 2009

Statements of Operations

for the Year Ended December 31, 2009 (all amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Fund	Bond Fund	Low Duration Fund(a)
Investment income
Dividends	$13,643	$1,797	$—	$—
Less foreign tax withheld	(1,173)	(169)	—	—
Dividend income from Affiliated Fund	1	—	—	—
Interest	25	2	6,673	109

Total income	12,496	1,630	6,673	109
Expenses
Investment advisory fees	7,825	981	370	17
Distribution fees	54	—	4	—
Shareholder services fees	224	8	162	8
Custodian fees	491	124	52	3
Transfer agent fees	137	2	33	1
Professional fees	58	33	32	15
Registration fees	88	48	40	—
Shareholder reporting fees	29	3	7	1
Trustee fees	20	3	4	—
Other expenses	119	20	8	—

Total expenses before waiver	9,045	1,222	712	45
Expenses reimbursed to (waived or absorbed by) the Advisor	(25)	(99)	(115)	(14)

Net expenses	9,020	1,123	597	31

Net investment income (loss)	3,476	507	6,076	78
Net realized gain (loss) on transactions from:
Investments	(57,782)	3,463	284	—
Foreign currency transactions	(1,779)	(258)	—	—

Total net realized gain (loss)	(59,561)	3,205	284	—

Change in net unrealized appreciation (depreciation) of:
Investments	461,326	51,098	7,229	(568)
Foreign currency translations	22	—	—	—

Change in net unrealized appreciation (depreciation)	461,348	51,098	7,229	(568)

Net increase (decrease) in net assets resulting from operations	$405,263	$54,810	$13,589	$(490)

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

See accompanying Notes to Financial Statements.

December 31, 2009	William Blair Funds 47

Statements of Changes in Net Assets

for the Years Ended December 31, 2009 and 2008 (all amounts in thousands)

	Emerging Markets Growth Fund		Emerging Leaders Fund		Bond Fund		Low Duration Fund
	2009	2008	2009	2008(a)	2009	2008	2009(b)
Operations
Net investment income (loss)	$3,476	$7,819	$507	$359	$6,076	$3,542	$78
Net realized gain (loss) on investments and foreign currency transactions	(59,561)	(167,170)	3,205	(35,250)	284	(939)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency translations	461,348	(484,606)	51,098	(17,161)	7,229	(1,455)	(568)

Net increase (decrease) in net assets resulting from operations	405,263	(643,957)	54,810	(52,052)	13,589	1,148	(490)
Distributions to shareholders from
Net investment income	(11,127)	—	(1,588)	(87)	(6,213)	(3,517)	(86)
Net realized gain	—	(41,761)	—	—	—	—	—

	(11,127)	(41,761)	(1,588)	(87)	(6,213)	(3,517)	(86)
Capital stock transactions
Net proceeds from sale of shares	422,203	81,613	42,409	107,010	77,912	18,146	97,472
Shares issued in reinvestment of income dividends and capital gain distributions	10,336	41,234	1,466	80	4,029	2,956	37
Less cost of shares redeemed	(174,003)	(217,395)	(28,637)	(8,275)	(16,586)	(12,603)	(1,799)

Net increase (decrease) in net assets resulting from capital share transactions	258,536	(94,548)	15,238	98,815	65,355	8,499	95,710

Increase (decrease) in net assets	652,672	(780,266)	68,460	46,676	72,731	6,130	95,134
Net assets
Beginning of year	$385,588	$1,165,854	$46,676	$—	$74,613	$68,483	$—

End of year	$1,038,260	$385,588	$115,136	$46,676	$147,344	$74,613	$95,134

Undistributed net investment income (loss) at the end of the year	$(7,584)	$(674)	$(297)	$(52)	$—	$10	$—

(a)	For the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.
(b)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

See accompanying Notes to Financial Statements.

48 Annual Report	December 31, 2009

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the William Blair Funds’ (the “Fund”) significant accounting policies in effect during the year covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following eighteen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Equity Portfolios
Growth	International Growth
Large Cap Growth	International Equity
Small Cap Growth	Institutional International Growth
Mid Cap Growth	Institutional International Equity
Small-Mid Cap Growth	International Small Cap Growth
Value Discovery	Emerging Markets Growth
Global Equity Portfolio	Emerging Leaders Growth
Global Growth	Fixed-Income Portfolios
Bond
Income
Low Duration

Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Share Classes of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, Bond Portfolio, and the Low Duration Portfolio are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund, Emerging Markets Growth Fund, Bond Fund and the Low Duration Fund currently exist: N, I and Institutional. Two different classes of shares of the Emerging Leaders Growth Fund currently exist: I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million ($2 million for the Bond Portfolio).

Investment income realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

December 31, 2009	William Blair Funds 49

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of international securities to no longer be representative or accurate and, as a result, necessitates that such securities be fair valued on a daily basis. Accordingly, for international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price). The independent pricing service may not provide a fair value price for all international securities owned by a Portfolio trading on a foreign exchange or market that closes before the close of regular trading on the New York Stock Exchange. For these securities and all other foreign securities, the value of the security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or matrixes that produce estimates of fair market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing Committee or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of December 31, 2009, there were securities held in the Institutional International Growth, International Small Cap Growth and Emerging Markets Growth Portfolios requiring fair valuation pursuant to the Fund’s Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rate shown on the Portfolio of Investments for the Bond Fund and Low Duration Fund were the rates in effect on December 31, 2009. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2009, the Bond Portfolio recognized an increase of interest income and a decrease of net realized loss of $(120) (in thousands). This reclassification had no effect on the net asset value of the Portfolio.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

50 Annual Report	December 31, 2009

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for all Portfolios covered by this report except the Bond Portfolio and Low Duration Portfolio which is declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios (excluding the Bond Portfolio and the Low Duration Portfolio) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, forward open foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each portfolio intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth, and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

Each Portfolio is subject to the provisions of Accounting Standards Codification (ASC) 740 Income Taxes, formally known as FASB (Financial Accounting Standards Board) Interpretation No. 48, Accounting for Uncertainties in Income Taxes. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of ASC 740 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements as of December 31, 2009 and December 31, 2008.

The statute of limitations on the Funds’ tax returns for each of the tax years in the four year period ended December 31, 2009, remains open and the returns are subject to examination.

December 31, 2009	William Blair Funds 51

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2009 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Institutional International Growth	$1,138,382	$268,706	$17,184	$251,522
Institutional International Equity	289,149	80,825	4,700	76,125
International Small Cap Growth	318,052	75,074	7,384	67,690
Emerging Markets Growth	811,449	238,586	6,301	232,285
Emerging Leaders Growth	84,208	30,674	174	30,500
Bond	141,580	7,379	956	6,423
Low Duration	79,754	58	626	(568)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2009 (the Funds’ most recent fiscal year end), the following reclassifications were recorded (in thousands):

Portfolio	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Institutional International Growth	$1,191	$(1,190)	$(1)
Institutional International Equity	(450)	449	1
International Small Cap Growth	(294)	301	(7)
Emerging Markets Growth	741	(741)	—
Emerging Leaders Growth	836	(836)	—
Bond	127	(120)	(7)
Low Duration	8	(1)	(7)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows (in thousands):

	Distributions Paid in 2009			Distributions Paid in 2008
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional International Growth	$18,261	$—	$18,261	$1,671	$58,039	$59,710
Institutional International Equity	2,719	—	2,719	1,947	4,542	6,489
International Small Cap Growth	778	—	778	—	4,881	4,881
Emerging Markets Growth	11,127	—	11,127	10,054	31,707	41,761
Emerging Leaders Growth	1,588	—	1,588	87	—	87
Bond	6,213	—	6,213	3,517	—	3,517
Low Duration (a)	86	—	86	—	—	—

(a)	For the period from December 1, 2009 (commencement of operations) to December 31, 2009.

52 Annual Report	December 31, 2009

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$5,359	$(466,326)	$—	$251,522
Institutional International Equity	—	(196,577)	—	76,125
International Small Cap Growth	—	(168,452)	—	67,690
Emerging Markets Growth	2,427	(199,632)	—	—
Emerging Leaders Growth	130	(29,527)	—	30,500
Bond	—	(875)	—	6,423
Low Duration	—	(1)	—	(568)

As of December 31, 2009, the Portfolios have unused capital loss carry forwards available for Federal income tax purposes to be applied against future gains, if any. If not applied, the carryforward will expire as follows (in thousands):

Portfolio	2010	2011	2012	2013	2014	2015	2016	2017	Total
Institutional International Growth	$—	$—	$—	$—	$—	$—	$188,201	$278,110	$466,311
Institutional International Equity	—	—	—	—	—	—	83,536	113,087	196,623
International Small Cap Growth	—	—	—	—	—	—	81,949	86,330	168,279
Emerging Markets Growth	—	—	—	—	—	—	84,442	115,253	199,695
Emerging Leaders Growth	—	—	—	—	—	—	21,249	8,278	29,527
Bond	—	—	—	—	—	135	559	174	868
Low Duration	—	—	—	—	—	—	—	1	1

For the period from November 1, 2009 through December 31, 2009, the following Portfolios incurred net realized capital losses, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2010 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Institutional International Growth	$—	$—	$—
Institutional International Equity	—	41	—
International Small Cap Growth	—	211	—
Emerging Markets Growth	—	—	—
Emerging Leaders Growth	—	—	—
Bond	7	—	—
Low Duration	—	—	—

(h) Repurchase Agreements

The Portfolios may enter into repurchase agreements with a select group of counterparties, whereby the Portfolios acquire ownership of a debt security and the counterparty agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the counterparty and by monitoring the collateral value on an ongoing basis.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Fair Value Measurements

The Portfolios are subject to ASC 820 Fair Value Measurement and Disclosures, formally known as SFAS (Statement of Financial Accounting Standards) No. 157, “Fair Value Measurement.” In accordance with ASC 820, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s

December 31, 2009	William Blair Funds 53

investments. ASC 820 established a three-tier hierarchy of inputs to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1—Quoted prices in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At December 31, 2009, the Portfolios held no other financial instruments, such as options or futures, that required fair valuation.

As of December 31, 2009, the hierarchical input levels of securities in each Portfolio are as follows (in thousands):

	Institutional International Growth	Institutional International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth
Investments in securities
Level 1—Quoted prices
Common stock	$173,658	$52,172	$27,738	$286,573	$29,525
Preferred stock	—	4,537	—	47,507	2,544
Exchange-Traded Fund	—	—	—	—	1,899
Short-term investments	4,535	953	489	66	440
Level 2—Other significant observable inputs
Common stock	1,151,523	298,797	352,531	673,138	79,065
Convertible bonds	582	—	593	990	—
Short-term investments	59,606	8,815	4,391	35,460	1,235
Level 3—Significant unobservable inputs
None	—	—	—	—	—

Total investments in securities	$1,389,904	$365,274	$385,742	$1,043,734	$114,708

Other financial instruments
Level 2—Other significant observable inputs
Forward foreign currency contracts	$4,511	—	—	—	—

	Bond	Low Duration Bond
Investments in securities
Level 1—Quoted prices
None	$—	$—
Level 2—Other significant observable inputs
US Government and agency bonds	69,604	48,232
Corporate bonds	69,371	13,426
Asset backed bonds	5,585	11,388
Short-term investments	3,443	6,139
Level 3—Significant unobservable inputs
None	—	—

Total investments in securities	$148,003	$79,185

54 Annual Report	December 31, 2009

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2009	Net Purchases/ (Sales)	Transfers to/from Level 3	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Balance December 31, 2009
Bond	$43	$(15)	$—	$28	$(56)	$—

(k) Subsequent Events

The Funds’ management has have evaluated subsequent events through the issuance of their financial statements on February 22, 2010 and determined no subsequent event occurred.

(2) Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No 162” (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification™” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds adopted and incorporated this statement, and it did not have a significant impact on the determination or reporting of the Funds’ financial statements.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

The International Small Cap Growth Portfolio pays the Company a 1.00% annual fee payable monthly, based on its average daily net assets. The Emerging Markets Growth Portfolio and Emerging Leaders Growth Portfolio pay the Company a 1.10% annual fee payable monthly, based on its average daily net assets. The Bond Portfolio pays the Company a 0.30% annual fee payable monthly, based on its average daily net assets.

All of the Portfolios, except Institutional International Growth Fund, have also entered into Expense Limitation Agreements with the Company. Under the terms of these agreements, the Advisor will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the report date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Portfolios on an annual basis. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and/or absorb

December 31, 2009	William Blair Funds 55

other operating expenses through April 30, 2010, if total expenses of the Portfolios exceed the following rates (as a percentage of average daily net assets):

Portfolio	Effective May 1, 2008 through April 30, 2009	Effective May 1, 2009 through April 30, 2010
Institutional International Equity	1.10%	1.10%
International Small Cap Growth	1.25%	1.25%
Emerging Markets Growth	1.25%	1.25%
Emerging Leaders Growth	1.25%	1.25%
Bond	0.35%	0.35%
Low Duration	N/A	0.40	%(a)

(a)	Effective December 1, 2009 through April 30, 2011.

For a period of three years subsequent to the Commencement of Operations of the Portfolio, the Company is entitled to reimbursement from the Emerging Leaders Growth and Bond Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2009 is $140, $285 and $14 (in thousands) for the Emerging Leaders Growth, Bond and Low Duration Bond Portfolio respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect will not fall below the percentage indicated.

For the year ended December 31, 2009, the fees incurred by the Portfolio and related fee waivers were as follows (in thousands):

Portfolio	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
International Small Cap Growth	$—	$—	$20	$20
Emerging Markets Growth	—	—	25	25
Emerging Leaders Growth	98	1	—	99
Bond	96	3	16	115
Low Duration	14	—	—	14

(b) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option by the other Portfolios in the Fund. The Advisor waives management fees in an amount equal to the management fee and service fee that Ready Reserves receives based on the Portfolio’s net assets, less any waivers if applicable. The fees waived with respect to each Portfolio for the year ended December 31, 2009 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from Affiliated Fund” in each Portfolio’s Statement of Operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the year ended December 31, 2009 (in thousands):

	12/31/08 Value	Purchases	Sales	Fees Waived	Dividend Income	12/31/09 Value	Percent of Net Assets
Institutional International Growth	$12,528	$7	$8,000	$21	$8	$4,535	0.3%
Institutional International Equity	4,949	9,004	13,000	8	1	953	0.3%
International Small Cap Growth	3,287	2	2,800	5	2	489	0.1%
Emerging Markets Growth	2,065	1	2,000	2	1	66	0.0%
Emerging Leaders Growth	740	500	800	1	—	440	0.4%

56 Annual Report	December 31, 2009

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2009, were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$1,350,884	$(1,387,695)
Institutional International Equity	249,943	(328,727)
International Small Cap Growth	425,453	(469,087)
Emerging Markets Growth	1,000,892	(768,098)
Emerging Leaders Growth	163,646	(150,579)
Bond	110,740	(34,843)
Income	73,657	(33)

(5) Forward Foreign Currency Contracts

The Portfolios (excluding the Bond Portfolio) from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the year ended December 31, 2009, the Institutional International Growth and Institutional International Equity Portfolios engaged in forward foreign currency contracts with total volume (in thousands) of $483,700 and $14,700, respectively.

The following table presents the value of open forward foreign currency contracts as of December 31, 2009 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Fund	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Institutional International Growth	Unrealized appreciation on foreign forward currency contracts	$4,511	Unrealized depreciation on foreign forward currency contracts	$—

The effect of forward foreign currency contracts on the Statements of Operations for the year ended December 31, 2009 (values in thousands):

Realized gain (loss) recognized in foreign currency transactions
Fund	Value
Institutional International Growth	$9,964
Institutional International Equity	(71)

Change in unrealized gain (loss) recognized in foreign currency translations
Fund	Value
Institutional International Growth	$4,511

The following table presents open forward foreign currency contracts as of December 31, 2009 (values in thousands):

Institutional International Growth Fund	Settlement Date	Currency Received		Currency Delivered		Unrealized Gain/Loss
Swiss Francs	3/17/2010	USD	20,586	CHF	21,286	$167
European Monetary Unit	3/16/2010	USD	72,455	EUR	50,548	1,998
British Pound Sterling	3/17/2010	USD	93,206	GBP	57,731	794
Japanese Yen	3/18/2010	USD	28,928	JPY	2,693,207	1,552

						$4,511

December 31, 2009	William Blair Funds 57

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Dollars
	For the year ended December 31, 2009
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$165,765	$16,959	$199,645	$(16,921)
Institutional International Equity	20,848	2,587	104,043	(80,608)
International Small Cap Growth	30,712	427	141,722	(110,583)
Emerging Markets Growth	347,835	8,712	138,100	218,447
Emerging Leaders Growth	38,546	1,366	27,894	12,018
Bond	5,199	772	1,064	4,907
Low Duration (a)	13,501	—	—	13,501

	Dollars
	For the year ended December 31, 2008
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$133,829	$59,025	$168,222	$24,632
Institutional International Equity	126,297	6,176	48,108	84,365
International Small Cap Growth	142,503	3,161	12,596	133,068
Emerging Markets Growth	34,013	32,217	104,349	(38,119)
Emerging Leaders Growth (b)	100,679	79	7,902	92,856
Bond	553	523	2,185	(1,109)

	Shares
	For the year ended December 31, 2009
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	16,035	1,423	20,023	(2,565)
Institutional International Equity	2,541	270	14,163	(11,352)
International Small Cap Growth	3,235	41	16,155	(12,879)
Emerging Markets Growth	36,231	690	12,815	24,106
Emerging Leaders Growth	6,962	167	3,666	3,463
Bond	532	77	108	501
Low Duration (a)	1,360	—	—	1,360

	Shares
	For the year ended December 31, 2008
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	8,158	6,903	11,459	3,602
Institutional International Equity	11,840	846	5,365	7,321
International Small Cap Growth	13,065	473	1,387	12,151
Emerging Markets Growth	4,314	4,250	5,552	3,012
Emerging Leaders Growth (b)	9,918	16	789	9,145
Bond	55	54	221	(112)

(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.
(b)	2008 information is for the period from March 26, 2008 (Commencement of Operations) to December 31, 2008.

58 Annual Report	December 31, 2009

Financial Highlights

Institutional International Growth Fund

	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.66	$19.20	$19.39	$18.11	$16.06
Income (loss) from investment operations:
Net investment income (loss)(a)	0.10	0.25	0.15	0.11	0.09
Net realized and unrealized gain (loss) on investments	3.61	(10.24)	3.30	4.09	3.53

Total from investment operations	3.71	(9.99)	3.45	4.20	3.62
Less distributions from:
Net investment income	0.17	—	0.35	0.38	0.15
Net realized gain	—	0.55	3.29	2.54	1.42

Total distributions	0.17	0.55	3.64	2.92	1.57

Net asset value, end of year	$12.20	$8.66	$19.20	$19.39	$18.11

Total return (%)	42.83	(51.99)	18.49	23.45	22.76
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.01	0.98	1.02	1.03	1.05
Expenses, before waivers and reimbursements	1.01	0.98	1.02	1.03	1.05
Net investment income (loss), net of waivers and reimbursements	0.95	1.68	0.74	0.54	0.52
Net investment income (loss), before waivers and reimbursements	0.95	1.68	0.74	0.54	0.52

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,375,848	$998,266	$2,145,312	$1,875,341	$1,555,414
Portfolio turnover rate (%)	125	86	61	74	74

(a)	Excludes $0.05, $(0.10), $0.06, $0.29, and $0.10 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 59

Financial Highlights

Institutional International Equity Fund

	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$7.44	$15.03	$14.27	$12.04	$10.20
Income (loss) from investment operations:
Net investment income (loss)(a)	0.09	0.15	0.13	0.07	0.00	*
Net realized and unrealized gain (loss) on investments	2.38	(7.60)	2.42	2.37	1.86

Total from investment operations	2.47	(7.45)	2.55	2.44	1.86
Less distributions from:
Net investment income	0.07	—	0.22	0.16	0.02
Net realized gain	—	0.14	1.57	0.05	—

Total distributions	0.07	0.14	1.79	0.21	0.02

Net asset value, end of year	$9.84	$7.44	$15.03	$14.27	$12.04

Total return (%)	33.27	(49.57)	18.36	20.22	18.26
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	1.05	1.09	1.10	1.10
Expenses, before waivers and reimbursements	1.09	1.05	1.06	1.12	1.35
Net investment income (loss), net of waivers and reimbursements	1.04	1.26	0.86	0.50	0.31
Net investment income (loss), before waivers and reimbursements	1.04	1.26	0.89	0.48	0.06

	Years Ended December 31,
	2009	2008	2007	2006	2005
Supplemental data for all classes:
Net assets at end of year (in thousands)	$365,271	$360,451	$618,179	$598,375	$250,929
Portfolio turnover rate (%)	78	91	66	79	84

(a)	Excludes $0.00, $(0.07), $0.01, $0.23, and $0.27 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

60 Annual Report	December 31, 2009

Financial Highlights

International Small Cap Growth Fund

Institutional Class Shares

	Periods Ended December 31,
	2009	2008	2007	2006	2005(a)
Net asset value, beginning of year	$6.69	$14.04	$13.43	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04	0.03	0.05	(0.01)	0.00	*
Net realized and unrealized gain (loss) on investments	3.83	(7.26)	1.72	2.34	1.16

Total from investment operations	3.87	(7.23)	1.77	2.33	1.16
Less distributions from:
Net investment income	0.03	—	0.12	0.01	0.00	*
Net realized gain	—	0.12	1.04	0.05	—

Total distributions	0.03	0.12	1.16	0.06	0.00	*

Net asset value, end of year	$10.53	$6.69	$14.04	$13.43	$11.16

Total return (%)	57.84	(51.53)	13.53	20.86	11.62	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.13	1.14	1.14	1.25	1.25	(d)
Expenses, before waivers and reimbursements	1.13	1.11	1.14	1.31	2.17	(d)
Net investment income (loss), net of waivers and reimbursements	0.48	0.28	0.32	(0.12)	0.00	(d)
Net investment income (loss), before waivers and reimbursements	0.48	0.32	0.32	(0.18)	0.92	(d)

	Periods Ended December 31,
	2009	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$390,851	$291,988	$401,459	$231,969	$50,534
Portfolio turnover rate (%)	136	78	88	109	127	(d)

(a)	For the period November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.01, $(0.02), $0.05, $0.00, and $0.11 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.
*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 61

Financial Highlights

Emerging Markets Growth Fund

Institutional Class Shares

	Periods Ended December 31,
	2009	2008	2007	2006	2005(a)
Net asset value, beginning of year	$7.56	$22.07	$19.54	$14.20	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	0.17	(0.01)	0.02	0.01
Net realized and unrealized gain (loss) on investments	5.55	(13.74)	7.27	5.44	4.27

Total from investment operations	5.61	(13.57)	7.26	5.46	4.28
Less distributions from:
Net investment income	0.14	—	0.19	0.01	—
Net realized gain	—	0.94	4.54	0.11	0.08

Total distributions	0.14	0.94	4.73	0.12	0.08

Net asset value, end of year	$13.03	$7.56	$22.07	$19.54	$14.20

Total return (%)	74.33	(61.51)	38.21	38.49	42.82	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.22	1.22	1.25	1.25	1.25	(d)
Expenses, before waivers and reimbursements	1.22	1.20	1.25	1.32	1.61	(d)
Net investment income (loss), net of waivers and reimbursements	0.54	1.08	(0.05)	0.09	0.19	(d)
Net investment income (loss), before waivers and reimbursements	0.54	1.10	(0.05)	0.02	(0.17	)(d)

	Periods Ended December 31,
	2009	2008	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,038,260	$385,588	$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)	113	118	100	113	77	(d)

(a)	For the period June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.15, $(0.09), $0.21, $0.00, and $0.11 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009, 2008, 2007, 2006 and 2005, respectively.
(c)	Total return is not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.
*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

62 Annual Report	December 31, 2009

Financial Highlights

Emerging Leaders Growth Fund

Institutional Class Shares

	Periods Ended December 31,
	2009	2008(a)
Net asset value, beginning of year	$4.78	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04	0.04
Net realized and unrealized gain (loss) on investments	3.73	(5.26)

Total from investment operations	3.77	(5.22)
Less distributions from:
Net investment income	0.12	0.00	*
Net realized gain	—	—

Total distributions	0.12	0.00

Net asset value, end of year	$8.43	$4.78

Total return (%)	78.93	(52.11	)(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	(d)
Expenses, before waivers and reimbursements	1.36	1.41	(d)
Net investment income (loss), net of waivers and reimbursements	0.58	0.70	(d)
Net investment income (loss), before waivers and reimbursements	0.47	0.54	(d)

	Periods Ended December 31,
	2009	2008(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$115,136	$46,676
Portfolio turnover rate (%)	176	151	(d)

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Excludes $1.29 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2009 and 2008.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.
*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 63

Financial Highlights

Bond Fund

Institutional Class Shares

	Periods Ended December 31,
	2009	2008	2007(a)
Net asset value, beginning of year	$9.72	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.51	0.50	0.32
Net realized and unrealized gain (loss) on investments	0.58	(0.31)	0.03

Total from investment operations	1.09	0.19	0.35
Less distributions from:
Net investment income	0.51	0.47	0.35
Net realized gain	—	—	0.00	*

Total distributions	0.51	0.47	0.35

Net asset value, end of year	$10.30	$9.72	$10.00

Total return (%)	11.47	1.95	3.57	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.34	0.35	0.35	(c)
Expenses, before waivers and reimbursements	0.43	0.56	0.52	(c)
Net investment income (loss), net of waivers and reimbursements	5.07	5.04	5.09	(c)
Net investment income (loss), before waivers and reimbursements	4.98	4.83	4.92	(c)

	Periods Ended December 31,
	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$147,344	$74,613	$68,483
Portfolio turnover rate (%)	29	52	38	(c)

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.
*	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

64 Annual Report	December 31, 2009

Financial Highlights

Low Duration Fund

Institutional Class Shares

	Period Ended December 31,
	2009(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investments	(0.07)

Total from investment operations	(0.06)
Less distributions from:
Net investment income	0.01
Net realized gain	—

Total distributions	0.01

Net asset value, end of period	$9.93

Total return (%)	(0.58	)(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.40	(c)
Expenses, before waivers and reimbursements	0.64	(c)
Net investment income (loss), net of waivers and reimbursements	1.54	(c)
Net investment income (loss), before waivers and reimbursements	1.30	(c)

	Period Ended December 31,
	2009(a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$95,134
Portfolio turnover rate (%)	—	(c)

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2009	William Blair Funds 65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

William Blair Funds

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Institutional International Growth Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Bond Fund, and Low Duration Fund (collectively, the Portfolios) (seven of the Portfolios constituting the William Blair Funds) as of December 31, 2009, and the related statement of operations, the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of the William Blair Funds at December 31, 2009, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 22, 2010

66 Annual Report	December 31, 2009

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership; Limited Partner, WB Holdings, L.P. (since November 2008)	18	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Since 2002 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	18	N/A

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	18	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	18	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	18	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	18	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Managing Partner of various divisions at Accenture	18	First MetLife Investors Insurance Company

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly, Executive Vice President, Morgan Stanley Dean Witter	18	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

December 31, 2009	William Blair Funds 67

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Chief Investment Officer, Magnetar Investment Management	N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.	N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick, 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

68 Annual Report	December 31, 2009

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Richard W. Smirl, 1967	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.	N/A

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Terence M. Sullivan, 1944	Vice President	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.;	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all current principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2009	William Blair Funds 69

Approval of the Low Duration Fund’s Management Agreement

On October 27, 2009, the Board of Trustees of the William Blair Funds (the “Trust”), including those Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940 (the “Independent Trustees”), approved the Management Agreement between the Trust, on behalf of the William Blair Low Duration Fund (the “Fund”), and William Blair & Company, L.L.C. (the “Advisor”). On September 15, October 26 and 27, 2009, the Board met to consider the approval of the Management Agreement. On October 26 and 27, 2009, the Independent Trustees also met independently of Trust management and the interested Trustees of the Trust to consider the approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board considered the following factors in making their determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Fund, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Fund’s portfolio managers, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Fund. The Board considered the Advisor’s past experience managing a low duration bond strategy and the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Fund are expected to be satisfactory.

The Independent Trustees reviewed performance information for the one-, three-, five- and ten-year periods for the Advisor’s Low Duration Fixed Income composite and the Merrill Lynch 3-month U.S. Treasury Bill Index, the Fund’s benchmark (the “Benchmark”). The performance information indicated that the Advisor’s Low Duration Fixed Income composite performed satisfactorily relative to the Benchmark for all periods.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the advisory fee to a peer group of funds provided by Lipper Inc. The Lipper peer group for the Fund consisted of other no-load retail short investment-grade debt funds. In considering the information, the Board noted that the proposed advisory fee for the Fund was in the low end of the Lipper peer group. The Board also considered that the Advisor has proposed to limit total expenses, including waiving advisory fees, if necessary, for each share class of the Fund. The Board also reviewed the Advisor’s fee schedule for its Low Duration separate accounts. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the proposed advisory fee, the expected size of the Fund and the Advisor’s agreement to limit total expenses. The Board concluded that the expected profits to be realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee was reasonable in relation to the projected asset size of the Fund. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds, the Fund’s projected asset size, the Fund’s estimated expense ratios and the Advisor’s agreement to limit total expenses, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Fund. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

70 Annual Report	December 31, 2009

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

The following table provides the percentage of the 2009 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Institutional International Growth	0.00%	100.00%
Institutional International Equity	1.30%	100.00%
International Small Cap Growth	0.00%	100.00%
Emerging Markets Growth	0.00%	69.26%
Emerging Leaders Growth	0.00%	57.56%
Bond	0.00%	0.00%
Low Duration	0.00%	0.00%

In January 2010, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2009.

December 31, 2009	William Blair Funds 71

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2009 to December 31, 2009.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

72 Annual Report	December 31, 2009

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

Expense Example	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional International Growth Fund
Institutional Class—actual return	$1,000.00	$1,221.00	$5.60	1.00%
Institutional Class—hypothetical 5% return	1,000.00	1,020.16	5.09	1.00
Institutional International Equity Fund
Class I—actual return	1,000.00	1,207.70	6.07	1.09
Institutional Class—hypothetical 5% return .	1,000.00	1,019.71	5.55	1.09
International Small Cap Growth Fund
Institutional Class—actual return	1,000.00	1,261.60	6.27	1.10
Institutional Class—hypothetical 5% return	1,000.00	1,019.66	5.60	1.10
Emerging Markets Growth Fund
Institutional Class—actual return .	1,000.00	1,310.10	6.99	1.20
Institutional Class—hypothetical 5% return	1,000.00	1,019.16	6.11	1.20
Emerging Leaders Growth Fund
Institutional Class—actual return	1,000.00	1,313.80	7.29	1.25
Institutional Class—hypothetical 5% return	1,000.00	1,018.90	6.36	1.25
Bond Fund
Institutional Class—actual return	1,000.00	1,060.10	1.82	0.35
Institutional Class—hypothetical 5% return	1,000.00	1,023.44	1.79	0.35
Low Duration Fund
Institutional Class—actual return(b)	1,000.00	994.20	0.34	0.40
Institutional Class—hypothetical 5% return(6 month period)	1,000.00	1,023.19	2.04	0.40

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 184, and divided by 365 (to reflect the one-half year period).
(b)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.

December 31, 2009	William Blair Funds 73

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Richard W. Smirl, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Chad M. Kilmer, Vice President

Paul J. Sularz, Vice President

Terence M. Sullivan, Vice President

Walter R. Randall, Jr., Chief Compliance Officer

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

74 Annual Report	December 31, 2009

WILLIAM BLAIR FUNDS

## INSTITUTIONAL FUNDS

- Institutional International Growth Fund
- Institutional International Equity Fund
- International Small Cap Growth Fund - Institutional Class Shares
- Emerging Markets Growth Fund - Institutional Class Shares
- Emerging Leaders Growth Fund - Institutional Class Shares
- Bond Fund - Institutional Class Shares

WILLIAM BLAIR FUNDS

222 West Adams Street
Chicago, IL 60606
800.742.7272 • www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Donald L. Seeley, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2008 and 2009, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $484,000 and $488,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2008 and 2009, E&Y billed the Registrant $2,500 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For the fiscal years ended December 31, 2008 and 2009, E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2008 and 2009, E&Y billed the Registrant $90,500 and $108,475, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through. For the fiscal years ended December 31, 2008 and 2009, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2008 and 2009, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal years ended December 31, 2008 and 2009, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2008 and 2009, E&Y billed the Registrant $90,500 and $108,475, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $0 and $0, respectively, in non-audit fees. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 22, 2010

/s/ Colette M. Garavalia

By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: February 22, 2010